                      STATEMENT OF ADDITIONAL INFORMATION


                 INDIVIDUAL VARIABLE DEFERRED ANNUITY CONTRACT

                                   ISSUED BY


              FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE


                                      AND


                   FIRST METLIFE INVESTORS INSURANCE COMPANY


                          CLASS L AND CLASS L - 4 YEAR

THIS IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED APRIL 30, 2007, FOR THE INDIVIDUAL VARIABLE DEFERRED ANNUITY CONTRACT THAT IS DESCRIBED HEREIN.


THE PROSPECTUS CONCISELY SETS FORTH INFORMATION THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS WRITE US AT: P.O. BOX 10366, DES MOINES, IOWA 50306-0366, OR CALL (800) 343-8496.


THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED APRIL 30, 2007.


SAI-407NYL

TABLE OF CONTENTS                                                         PAGE


COMPANY ................................     2
EXPERTS ................................     2
CUSTODIAN ..............................     3
DISTRIBUTION ...........................     3
     Reduction or Elimination of the         4
  Withdrawal Charge
CALCULATION OF PERFORMANCE INFORMATION .     4
     Total Return ......................     4
     Historical Unit Values ............     5
     Reporting Agencies ................     5
ANNUITY PROVISIONS .....................     5
     Variable Annuity ..................     5
     Fixed Annuity .....................     7
     Mortality and Expense Guarantee ...     7
     Legal or Regulatory Restrictions        7
  on Transactions
TAX STATUS OF THE CONTRACTS ............     7
CONDENSED FINANCIAL INFORMATION ........     9
     Class L ...........................     9
FINANCIAL STATEMENTS ...................    14

COMPANY

First MetLife Investors Insurance Company (First MetLife Investors or the Company) was organized under the laws of the State of New York on December 31, 1992. On June 1, 1995, a wholly-owned subsidiary of General American Life Insurance Company purchased First MetLife Investors which on that date changed its name to First Cova Financial Life Insurance Company. On January 6, 2000, Metropolitan Life Insurance Company acquired GenAmerica Corporation, the ultimate parent company of First MetLife Investors. On December 31, 2002. First MetLife Investors became an indirect subsidiary of MetLife, Inc. (MetLife), the holding company of Metropolitan Life Insurance Company and a listed company on the New York Stock Exchange. MetLife is a leading provider of insurance and financial products and services to individual and group customers. We changed our name to First MetLife Investors Insurance Company on February 12, 2001. On October 1, 2004, First MetLife Investors became a direct subsidiary of MetLife.



On December 31, 2002, MetLife entered into a net worth maintenance agreement with the Company. Under the agreement, MetLife agreed, without limitation as to the amount, to cause the Company to have certain minimum capital and surplus levels and liquidity necessary to enable it to meet its current obligations on a timely basis. At December 31, 2006, the capital and surplus of the Company was in excess of these minimum capital and surplus levels. MetLife and the Company entered into the agreement in part to enhance and maintain the financial strength of the Company as set forth in the agreement. Creditors of the Company (including its policyholders) have certain rights under the agreement to enforce the provisions of the agreement through certain state insurance regulators. However, the agreement provides, among other things, that it does not provide any creditor of the Company with recourse to or against any of the assets of MetLife. MetLife has the right to terminate the agreement upon thirty days written notice to the Company. MetLife has agreed not to terminate the agreement unless one of certain designated events occur, including if the Company attains a financial strength rating from Standard & Poor's Corp. without giving weight to the support of the agreement, that is the same as or better than its rating of such rating agency with such support.


First MetLife Investors is presently licensed to do business only in the State of New York.


We are a member of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.




EXPERTS


The financial statements of First MetLife Investors Insurance Company included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the change in method of accounting for certain non-traditional long duration contracts and separate accounts as required by accounting guidance adopted on January 1, 2004), and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is 201 E. Kennedy Boulevard, Tampa, Florida 33602.


The financial statements of the sub-accounts of the First MetLife Investors Variable Annuity Account One included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is 100 South 4th Street, St. Louis, Missouri 63102.


The consolidated financial statements of General American Life Insurance Company included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the change in method of accounting for defined benefit pension and other postretirement plans and for certain non-traditional long duration contracts and separate accounts as required by accounting guidance adopted on December 31, 2006 and January 1, 2004, respectively), and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is 201 E. Kennedy Boulevard, Tampa, Florida 33602.




CUSTODIAN

First MetLife Investors Insurance Company, 200 Park Avenue, New York, NY 10166, is the custodian of the assets of the Separate Account. The custodian has custody of all cash of the Separate Account and handles the collection of proceeds of shares of the underlying funds bought and sold by the Separate Account.




DISTRIBUTION

Information about the distribution of the contracts is contained in the prospectus. (See "Other Information.") Additional information is provided below.


The contracts are offered to the public on a continuous basis. We anticipate continuing to offer the contracts, but reserve the right to discontinue the offering.


MetLife Investors Distribution Company ("Distributor") serves as principal underwriter for the contracts. Distributor is a Missouri corporation and its home office is located at 5 Park Plaza, Suite 1900, Irvine, CA 92614. In December 2004, MetLife Investors Distribution Company, which was then a Delaware corporation, was merged into General American Distributors, Inc., and the name of the surviving corporation was changed to MetLife Investors Distribution Company. Distributor is an indirect, wholly-owned subsidiary of MetLife, Inc. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of NASD, Inc. Distributor is not a member of the Securities Investor Protection Corporation. Distributor has entered into selling agreements with other broker-dealers ("selling firms") and compensates them for their services.



Distributor (including its predecessor) received sales compensation with respect to all contracts issued from the Separate Account in the following amounts during the periods indicated:




                                           Aggregate Amount of
                                           Commissions Retained
                  Aggregate Amount of      by Distributor After
                  Commissions Paid to      Payments to Selling
Fiscal year           Distributor                 Firms
-------------    ---------------------    ---------------------
2004             $11,902,127              $0
2005             $10,662,978              $0
2006             $14,882,386              $0

Distributor passes through commissions to selling firms for their sales. In addition we pay compensation to Distributor to offset its expenses, including compensation costs, marketing and distribution expenses, advertising, wholesaling, printing, and other expenses of distributing the contracts.


As noted in the prospectus, we and Distributor pay compensation to all selling firms in the form of commissions and certain types of non-cash compensation. We and Distributor may pay additional compensation to selected firms, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. The amount of additional compensation (non-commission amounts) paid to selected selling firms during 2006 ranged from $4,222,378 to $0. The amount of commissions paid to selected selling firms during 2006 ranged from $27,395,528 to $0. The amount of total compensation (includes non-commission as well as commission amounts) paid to selected selling firms during 2006 ranged from $36,723,309 to $0. For purposes of calculating such amounts, the amount of compensation received by a selling firm may include additional compensation received by the firm for the sale of insurance products issued by our affiliates within the MetLife Investors group of companies (MetLife Investors Insurance Company and MetLife Investors USA Insurance Company).

The following list sets forth the names of selling firms that received additional compensation in 2006 in connection with the sale of our variable annuity contracts, variable life policies and other insurance products (including the contracts). The selling firms are listed in alphabetical order.


A.G. Edwards & Sons, Inc.

Citibank
Commonwealth
Edward Jones
Firstar Investments
HSBC Brokerage
J.J.B. Hilliard, W.L. Lyons, Inc.
Linsco Private Ledger Corp.
RBC Dain Rauscher, Inc.
Stifer, Nicolaus & Co., Incorporated
UBS Financial Services, Inc.
Wachovia Securities, LLC


There are other broker dealers who receive compensation for servicing our contracts, and the account value of the contracts or the amount of added purchase payments received may be included in determining their additional compensation, if any.



REDUCTION OR ELIMINATION OF THE WITHDRAWAL CHARGE


The amount of the withdrawal charge on the contracts may be reduced or eliminated when sales of the contracts are made to individuals or to a group of individuals in a manner that results in savings of sales expenses. The entitlement to reduction of the withdrawal charge will be determined by the Company after examination of all the relevant factors such as:


1. The size and type of group to which sales are to be made will be considered. Generally, the sales expenses for a larger group are less than for a smaller group because of the ability to implement large numbers of contracts with fewer sales contacts.

2. The total amount of purchase payments to be received will be considered. Per contract sales expenses are likely to be less on larger purchase payments than on smaller ones.

3. Any prior or existing relationship with the Company will be considered. Per contract sales expenses are likely to be less when there is a prior existing relationship because of the likelihood of implementing the contract with fewer sales contacts.

4. There may be other circumstances, of which the Company is not presently aware, which could result in reduced sales expenses.

If, after consideration of the foregoing factors, the Company determines that there will be a reduction in sales expenses, the Company may provide for a reduction or elimination of the withdrawal charge.


The withdrawal charge may be eliminated when the contracts are issued to an officer, director or employee of the Company or any of its affiliates. In no event will any reduction or elimination of the withdrawal charge be permitted where the reduction or elimination will be unfairly discriminatory to any person. In lieu of a withdrawal charge waiver, we may provide an account value credit.




CALCULATION OF PERFORMANCE INFORMATION


TOTAL RETURN


From time to time, the Company may advertise performance data. Such data will show the percentage change in the value of an accumulation unit based on the performance of an investment portfolio over a period of time, usually a calendar year, determined by dividing the increase (decrease) in value for that unit by the accumulation unit value at the beginning of the period.


Any such advertisement will include total return figures for the time periods indicated in the advertisement. Such total return figures will reflect the deduction of the separate account product charges, the expenses for the underlying investment portfolio being advertised, and any applicable account fee, withdrawal charge and/or GMIB rider charge. Premium taxes are not reflected. The deduction of such charges would reduce any percentage increase or make greater any percentage decrease.


The hypothetical value of a contract purchased for the time periods described in the advertisement will be determined by using the actual accumulation unit values for an initial $1,000 purchase payment, and deducting any applicable account fee and any applicable sales charge to arrive at the ending hypothetical value. The average annual total return is then determined by computing the fixed interest rate that a $1,000 purchase payment would have to earn annually, compounded annually, to grow to the hypothetical value at the end of the time periods described. The formula used in these calculations is:


  P (1 + T)n = ERV


Where:


  P = a hypothetical initial payment of $1,000


  T = average annual total return


  n = number of years


  ERV =  ending redeemable value at the end of the time periods used (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods used.


The Company may also advertise performance data which will be calculated in the same manner as described above but which will not reflect the deduction of any applicable withdrawal charge, GMIB or GWB charge. Premium taxes are not reflected. The deduction of such charges would reduce any percentage increase or make greater any percentage decrease.


Owners should note that the investment results of each investment portfolio will fluctuate over time, and any presentation of the investment portfolio's total return for any period should not be considered as a representation of what an investment may earn or what the total return may be in any future period.



HISTORICAL UNIT VALUES


The Company may also show historical accumulation unit values in certain advertisements containing illustrations. These illustrations will be based on actual accumulation unit values.


In addition, the Company may distribute sales literature which compares the percentage change in accumulation unit values for any of the investment portfolios against established market indices such as the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average or other management investment companies which have investment objectives similar to the investment portfolio being compared. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged, unweighted average of 500 stocks, the majority of which are listed on the New York Stock Exchange. The Dow Jones Industrial Average is an unmanaged, weighted average of thirty blue chip industrial corporations listed on the New York Stock Exchange. Both the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average assume quarterly reinvestment of dividends.



REPORTING AGENCIES


The Company may also distribute sales literature which compares the performance of the accumulation unit values of the Contracts with the unit values of variable annuities issued by other insurance companies. Such information will be derived from the Lipper Variable Insurance Products Performance Analysis Service, the VARDS Report or from Morningstar.


The Lipper Variable Insurance Products Performance Analysis Service is published by Lipper Analytical Services, Inc., a publisher of statistical data which currently tracks the performance of thousands of investment companies. The rankings compiled by Lipper may or may not reflect the deduction of asset-based insurance charges. The Company's sales literature utilizing these rankings will indicate whether or not such charges have been deducted. Where the charges have not been deducted, the sales literature will indicate that if the charges had been deducted, the ranking might have been lower.


The VARDS Report is a monthly variable annuity industry analysis compiled by Variable Annuity Research & Data Service. The VARDS rankings may or may not reflect the deduction of asset-based insurance charges. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking may address the question as to which funds provide the highest total return with the least amount of risk. Other ranking services may be used as sources of performance comparison, such as CDA/Weisenberger.


Morningstar rates a variable annuity against its peers with similar investment objectives. Morningstar does not rate any variable annuity that has less than three years of performance data.




ANNUITY PROVISIONS


VARIABLE ANNUITY


A variable annuity is an annuity with payments which: (1) are not predetermined as to dollar amount; and (2) will vary in amount in proportion to the amount that the net investment factor exceeds the assumed investment return selected.

The Adjusted Contract Value (contract value, less any applicable premium taxes and account fee) will be applied to the applicable Annuity Table to determine the first annuity payment. The Adjusted Contract Value is determined on the annuity calculation date, which is a business day no more than five (5) business days before the annuity date. The dollar amount of the first variable annuity payment is determined as follows: The first variable annuity payment will be based upon the annuity option elected, the annuitant's age and sex, and the appropriate variable annuity option table. If, as of the annuity calculation date, the then current variable annuity option rates applicable to this class of contracts provide a first annuity payment greater than that which is guaranteed under the same annuity option under this contract, the greater payment will be made.


The dollar amount of variable annuity payments after the first payment is determined as follows:


1. the dollar amount of the first variable annuity payment is divided by the value of an annuity unit for each applicable investment portfolio as of the annuity calculation date. This establishes the number of annuity units for each monthly payment. The number of annuity units for each applicable investment portfolio remains fixed during the annuity period, unless you transfer values from the investment portfolio to another investment portfolio;

2. the fixed number of annuity units per payment in each investment portfolio is multiplied by the annuity unit value for that investment portfolio for the business day for which the annuity payment is being calculated. This result is the dollar amount of the payment for each applicable investment portfolio, less any account fee. The account fee will be deducted pro rata out of each annuity payment.

The total dollar amount of each variable annuity payment is the sum of all investment portfolio variable annuity payments.


ANNUITY UNIT - The initial annuity unit value for each investment portfolio of the Separate Account was set by us.


The subsequent annuity unit value for each investment portfolio is determined by multiplying the annuity unit value for the immediately preceding business day by the net investment factor for the investment portfolio for the current business day and multiplying the result by a factor for each day since the last business day which represents the daily equivalent of the AIR you elected.


(1) the dollar amount of the first annuity payment is divided by the value of an annuity unit as of the annuity date. This establishes the number of annuity units for each monthly payment. The number of annuity units remains fixed during the annuity payment period.


(2) the fixed number of annuity units is multiplied by the annuity unit value for the last valuation period of the month preceding the month for which the payment is due. This result is the dollar amount of the payment.


NET INVESTMENT FACTOR - The net investment factor for each investment portfolio is determined by dividing A by B and multiplying by (1-C) where:


A is (i) the net asset value per share of the portfolio at the end of the current business day; plus

      (ii) any dividend or capital gains per share declared on behalf of such portfolio that has an ex-dividend date as of the current business day.

B is the net asset value per share of the portfolio for the immediately preceding business day.

C is (i) the separate account product charges and for each day since the last business day. The daily charge is equal to the annual separate account product charges divided by 365; plus

      (ii) a charge factor, if any, for any taxes or any tax reserve we have established as a result of the operation of the Separate Account.

Transfers During the Annuity Phase:


o   You may not make a transfer from the fixed account to the Separate Account;


o Transfers among the subaccounts will be made by converting the number of annuity units being transferred to the number of annuity units of the subaccount to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the new annuity units; and

o You may make a transfer from the variable annuity option to the fixed annuity option. The amount transferred from a subaccount of the Separate Account will be equal to the product of "(a)" multiplied by "(b)" multiplied by "(c)", where (a) is the number of annuity units representing your interest in the subaccount per annuity payment; (b) is the annuity unit value for the subaccount; and (c) is the present value of $1.00 per payment period for the remaining annuity benefit period based on the attained age of the annuitant at the time of transfer, calculated using the same actuarial basis as the variable annuity rates applied on the annuity date for the annuity option elected. Amounts transferred to the fixed annuity option will be applied under the annuity option elected at the attained age of the annuitant at the time of the transfer using the fixed annuity option table. If at the time of transfer, the then current fixed annuity option rates applicable to this class of contracts provide a greater payment, the greater payment will be made. All amounts and annuity unit values will be determined as of the end of the business day on which the Company receives a notice.


FIXED ANNUITY


A fixed annuity is a series of payments made during the annuity phase which are guaranteed as to dollar amount by the Company and do not vary with the investment experience of the Separate Account. The Adjusted Contract Value on the day immediately preceding the annuity date will be used to determine the fixed annuity monthly payment. The monthly annuity payment will be based upon the annuity option elected and the appropriate annuity option table. If, as of the annuity calculation date, the then current annuity option rates applicable to this class of contracts provide an annuity payment greater than that which is guaranteed under the same annuity option under this contract, the greater payment will be made.



MORTALITY AND EXPENSE GUARANTEE


The Company guarantees that the dollar amount of each annuity payment after the first annuity payment will not be affected by variations in mortality or expense experience.



LEGAL OR REGULATORY RESTRICTIONS ON TRANSACTIONS


If mandated under applicable law, the Company may be required to reject a premium payment. The Company may also be required to block a contract owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, death benefits or continue making annuity payments until instructions are received from the appropriate regulator.


TAX STATUS OF THE CONTRACTS

Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.



DIVERSIFICATION. In order for your Non-Qualified Contract to be considered an annuity contract for federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the contract. We believe that we satisfy and will continue to satisfy these diversification standards. However, the tax law concerning these rules is subject to change and to different interpretations. Inadvertent failure to meet these standards may be correctable. Failure to meet these standards would result in immediate taxation to contract owners of gains under their contracts. Consult your tax adviser prior to purchase.


If underlying fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, the separate accounts investing in the underlying fund may fail the diversification requirements of Section 817, which could have adverse tax consequences for variable contract owners, including losing the benefit of tax deferral.


REQUIRED DISTRIBUTIONS. In order to be treated as an annuity contract for Federal income tax purposes, Section 72(s) of the Code generally requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of an owner of the contract (or on the death of, or change in, any primary annuitant where the contract is owned by a non-natural person). Specifically, Section 72(s) requires that: (a) if any owner dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner's death; and (b) if any owner dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such owner's death. These requirements will be considered satisfied as to any portion of an owner's interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner's death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the new owner.


The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.


Other rules may apply to Qualified Contracts.


MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS. Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2 or the year of retirement (except for 5% or more owners). If you own more than one individual retirement annuity and/or account, you may satisfy the minimum distribution rules on an aggregate basis (i.e., determine the total amount of required distributions from all IRAs and take the required amount from any one or more IRAs). A similar aggregate approach is available to meet your 403(b) minimum distribution requirements if you have multiple 403(b) annuities. Recently promulgated Treasury regulations changed the distribution requirements; therefore, it is important that you consult your tax adviser as to the impact of these regulations on your personal situation.


Final income tax regulations regarding minimum distribution requirements were released in June 2004. These regulations affect both deferred and income annuities. Under these new rules, effective with respect to minimum distributions required for the 2006 distribution year, in general, the value of all benefits under a deferred annuity (including death benefits in excess of cash value) must be added to the account value in computing the amount required to be distributed over the applicable period. We will provide you with additional information as to the amount of your interest in the contract that is subject to required minimum distributions under this new rule and either compute the required amount for you or offer to do so at your request. The new rules are not entirely clear and you should consult your tax adviser as to how these rules affect your contract.


MINIMUM DISTRIBUTIONS FOR BENEFICIARIES UPON THE CONTRACT OWNER'S DEATH. Upon the death of the contract owner and/or annuitant of a Qualified Contract, the funds remaining in the contract must be completely withdrawn within 5 years from the date of death (including in a single lump sum) or minimum distributions may be taken over the life expectancy of the individual beneficiaries (and in certain situations, trusts for individuals), provided such distributions are payable at least annually and begin within one year from the date of death. Special rules apply in the case of an IRA where the beneficiary is the surviving spouse which allow the spouse to assume the contract as owner. Alternative rules permit a spousal beneficiary under a qualified contract, including an IRA, to defer the minimum distribution requirements until the end of the year in which the deceased spouse would have attained age 70 1/2 or to rollover the death proceeds to his or her own IRA or to another eligible retirement plan in which he or she participates.

CONDENSED FINANCIAL INFORMATION

The following charts list the Condensed Financial Information (the accumulation unit value information for the accumulation units outstanding) for contracts issued as of December 31, 2006. See "Purchase - Accumulation Units" in the prospectus for information on how accumulation unit values are calculated. The charts present accumulation unit values based upon which riders you select. The charts are in addition to the charts in the prospectus.


CLASS L




                       1.70% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 MET INVESTORS SERIES TRUST
 MET/AIM SMALL CAP GROWTH SUB-ACCOUNT
  11/04/2002    to  12/31/2002        8.729355          8.441761           11.4556
  01/01/2003    to  12/31/2003        8.441761         11.525222        4,378.8968
  01/01/2004    to  12/31/2004       11.525222         12.059258        8,675.5465
  01/01/2005    to  12/31/2005       12.059258         12.836608        8,362.0753
  01/01/2006    to  12/31/2006       12.836608         14.410753        5,844.6192
============   ==== ==========       =========         =========        ==========
 GOLDMAN SACHS MID-CAP VALUE SUB-ACCOUNT
  05/01/2004    to  12/31/2004        9.998603         11.947733        1,666.5626
  01/01/2005    to  12/31/2005       11.947733         13.219561        1,541.6840
  01/01/2006    to  12/31/2006       13.219561         15.036837          462.3653
============   ==== ==========       =========         =========        ==========
 HARRIS OAKMARK INTERNATIONAL SUB-ACCOUNT
  11/04/2002    to  12/31/2002        8.814571          8.800051           11.3449
  01/01/2003    to  12/31/2003        8.800051         11.677183          721.1719
  01/01/2004    to  12/31/2004       11.677183         13.836033        4,436.2366
  01/01/2005    to  12/31/2005       13.836033         15.540154        4,968.5267
  01/01/2006    to  12/31/2006       15.540154         19.686725        2,109.9366
============   ==== ==========       =========         =========        ==========
 LAZARD MID-CAP SUB-ACCOUNT
  11/04/2002    to  12/31/2002        9.707067          9.630429           10.3018
  01/01/2003    to  12/31/2003        9.630429         11.946424        1,078.3159
  01/01/2004    to  12/31/2004       11.946424         13.436009        1,778.4487
  01/01/2005    to  12/31/2005       13.436009         14.274738        1,708.7430
  01/01/2006    to  12/31/2006       14.274738         16.094384          881.3888
============   ==== ==========       =========         =========        ==========

                       1.70% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 LEGG MASON AGGRESSIVE GROWTH SUB-ACCOUNT
  (FORMERLY JANUS AGGRESSIVE GROWTH SUB-ACCOUNT)
  11/04/2002    to  12/31/2002        5.459802          5.174250            18.3157
  01/01/2003    to  12/31/2003        5.174250          6.659028           892.5823
  01/01/2004    to  12/31/2004        6.659028          7.099050         6,141.5384
  01/01/2005    to  12/31/2005        7.099050          7.927304         5,985.4068
  01/01/2006    to  12/31/2006        7.927304          7.658540             0.0000
============   ==== ==========       =========         =========        ===========
 LEGG MASON VALUE EQUITY SUB-ACCOUNT
  11/07/2005    to  12/31/2005       10.246673         10.620284             0.0000
  01/01/2006    to  12/31/2006       10.620284         11.129074        14,227.4021
============   ==== ==========       =========         =========        ===========
 LOOMIS SAYLES GLOBAL MARKETS SUB-ACCOUNT
  05/01/2006    to  12/31/2006        9.988603         10.318677             0.0000
============   ==== ==========       =========         =========        ===========
 LORD ABBETT BOND DEBENTURE SUB-ACCOUNT
  11/04/2002    to  12/31/2002       13.123338         13.636163            69.0740
  01/01/2003    to  12/31/2003       13.636163         15.974861         5,757.2976
  01/01/2004    to  12/31/2004       15.974861         16.987464         6,220.7566
  01/01/2005    to  12/31/2005       16.987464         16.951318         7,340.0377
  01/01/2006    to  12/31/2006       16.951318         18.190950         6,603.9037
============   ==== ==========       =========         =========        ===========
 LORD ABBETT GROWTH AND INCOME SUB-ACCOUNT
  11/04/2002    to  12/31/2002       33.684981         33.252421             2.9687
  01/01/2003    to  12/31/2003       33.252421         42.739368         3,179.6844
  01/01/2004    to  12/31/2004       42.739368         47.331015         5,244.7951
  01/01/2005    to  12/31/2005       47.331015         48.113781         5,192.4196
  01/01/2006    to  12/31/2006       48.113781         55.718116         6,740.6587
============   ==== ==========       =========         =========        ===========
 MFS (Reg. TM) EMERGING MARKETS EQUITY SUB-ACCOUNT
  05/01/2006    to  12/31/2006        9.988603         10.457431             0.0000
============   ==== ==========       =========         =========        ===========
 MFS (Reg. TM) RESEARCH INTERNATIONAL SUB-ACCOUNT
  11/04/2002    to  12/31/2002        7.398939          7.252608            13.5155
  01/01/2003    to  12/31/2003        7.252608          9.415238         7,394.3565
  01/01/2004    to  12/31/2004        9.415238         11.066632        12,131.0341
  01/01/2005    to  12/31/2005       11.066632         12.667474        11,672.5268
  01/01/2006    to  12/31/2006       12.667474         15.762922        15,853.2067
============   ==== ==========       =========         =========        ===========
 MONEY MARKET SUB-ACCOUNT
  11/04/2002    to  12/31/2002       10.084706         10.071962             9.9160
  01/01/2003    to  12/31/2003       10.071962          9.945179        27,478.6952
  01/01/2004    to  12/31/2004        9.945179          9.839786         2,187.6604
  01/01/2005    to  04/30/2005        9.839786          9.843024             0.0000
============   ==== ==========       =========         =========        ===========

                       1.70% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 NEUBERGER BERMAN REAL ESTATE SUB-ACCOUNT
  05/01/2004    to  12/31/2004        9.998603         12.807859         1,212.2488
  01/01/2005    to  12/31/2005       12.807859         14.265628         1,024.2410
  01/01/2006    to  12/31/2006       14.265628         19.296995         4,903.6101
============   ==== ==========       =========         =========        ===========
 OPPENHEIMER CAPITAL APPRECIATION SUB-ACCOUNT
  11/04/2002    to  12/31/2002        6.521341          6.252226           335.2356
  01/01/2003    to  12/31/2003        6.252226          7.900513        17,968.4594
  01/01/2004    to  12/31/2004        7.900513          8.264379        26,985.2145
  01/01/2005    to  12/31/2005        8.264379          8.508515        27,850.9595
  01/01/2006    to  12/31/2006        8.508515          9.002581        24,763.5993
============   ==== ==========       =========         =========        ===========
 PIMCO INFLATION PROTECTED BOND SUB-ACCOUNT
  05/01/2003    to  12/31/2003       10.000000         10.415006         3,417.3142
  01/01/2004    to  12/31/2004       10.415006         11.161632         6,763.3877
  01/01/2005    to  12/31/2005       11.161632         11.126223        20,079.4309
  01/01/2006    to  12/31/2006       11.126223         10.981499        12,447.6096
============   ==== ==========       =========         =========        ===========
 PIMCO TOTAL RETURN SUB-ACCOUNT
  11/04/2002    to  12/31/2002       11.097541         11.298298           120.9923
  01/01/2003    to  12/31/2003       11.298298         11.586151        10,665.6157
  01/01/2004    to  12/31/2004       11.586151         11.957662         9,530.2837
  01/01/2005    to  12/31/2005       11.957662         12.020887        10,537.0427
  01/01/2006    to  12/31/2006       12.020887         12.352749        38,197.0420
============   ==== ==========       =========         =========        ===========
 MET/PUTNAM RESEARCH SUB-ACCOUNT
  11/04/2002    to  12/31/2002        6.490187          6.266710            15.4079
  01/01/2003    to  12/31/2003        6.266710          7.660639         4,573.1330
  01/01/2004    to  11/19/2004        7.660639          7.848858         3,652.4260
============   ==== ==========       =========         =========        ===========
 RCM GLOBAL TECHNOLOGY SUB-ACCOUNT
  11/04/2002    to  12/31/2002        3.108721          2.945438            32.1676
  01/01/2003    to  12/31/2003        2.945438          4.562967         4,034.5291
  01/01/2004    to  12/31/2004        4.562967          4.292400         5,848.5116
  01/01/2005    to  12/31/2005        4.292400          4.685142         6,757.1930
  01/01/2006    to  12/31/2006        4.685142          4.852648         5,048.5241
============   ==== ==========       =========         =========        ===========
 T. ROWE PRICE MID-CAP GROWTH SUB-ACCOUNT
  11/04/2002    to  12/31/2002        4.702094          4.522374            21.2671
  01/01/2003    to  12/31/2003        4.522374          6.075262        16,927.7984
  01/01/2004    to  12/31/2004        6.075262          7.037135        23,431.5290
  01/01/2005    to  12/31/2005        7.037135          7.930868        24,057.1929
  01/01/2006    to  12/31/2006        7.930868          8.278178        23,706.4103
============   ==== ==========       =========         =========        ===========

                       1.70% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 THIRD AVENUE SMALL CAP VALUE SUB-ACCOUNT
  11/04/2002    to  12/31/2002        8.168409          8.215979            12.2423
  01/01/2003    to  12/31/2003        8.215979         11.423529         1,870.5612
  01/01/2004    to  12/31/2004       11.423529         14.207228         3,882.7918
  01/01/2005    to  12/31/2005       14.207228         16.130528         4,130.0478
  01/01/2006    to  12/31/2006       16.130528         17.941772         3,424.0936
============   ==== ==========       =========         =========        ===========
 TURNER MID-CAP GROWTH SUB-ACCOUNT
  05/01/2004    to  12/31/2004        9.998603         11.092687         1,337.2405
  01/01/2005    to  12/31/2005       11.092687         12.144908         1,249.4198
  01/01/2006    to  12/31/2006       12.144908         12.665761           134.6344
============   ==== ==========       =========         =========        ===========
 VAN KAMPEN COMSTOCK SUB-ACCOUNT
  05/01/2005    to  12/31/2005        9.998603         10.454832             0.0000
  01/01/2006    to  12/31/2006       10.454832         11.929173         9,142.1993
============   ==== ==========       =========         =========        ===========
 METROPOLITAN SERIES FUND, INC.
 BLACKROCK MONEY MARKET SUB-ACCOUNT (CLASS B)
  (FORMERLY MONEY MARKET SUB-ACCOUNT (CLASS B))
  05/01/2005    to  12/31/2005        9.842768          9.926725             0.0000
  01/01/2006    to  12/31/2006        9.926725         10.204033             0.0000
============   ==== ==========       =========         =========        ===========
 DAVIS VENTURE VALUE SUB-ACCOUNT (CLASS E)
  11/04/2002    to  12/31/2002        8.380923          8.315670            11.9319
  01/01/2003    to  12/31/2003        8.315670         10.688383         8,197.8278
  01/01/2004    to  12/31/2004       10.688383         11.783568        21,404.9860
  01/01/2005    to  12/31/2005       11.783568         12.759819        21,701.7007
  01/01/2006    to  12/31/2006       12.759819         14.352559        14,268.0856
============   ==== ==========       =========         =========        ===========
 HARRIS OAKMARK FOCUSED VALUE SUB-ACCOUNT (CLASS B)
  11/04/2002    to  12/31/2002       10.500116         10.659633             9.5237
  01/01/2003    to  12/31/2003       10.659633         13.868108         2,765.7611
  01/01/2004    to  12/31/2004       13.868108         14.949753         3,510.3791
  01/01/2005    to  12/31/2005       14.949753         16.125337         3,439.7988
  01/01/2006    to  12/31/2006       16.125337         17.784249         1,264.6195
============   ==== ==========       =========         =========        ===========
 JENNISON GROWTH SUB-ACCOUNT (CLASS B)
  11/04/2002    to  12/31/2002        8.049402          7.612760            12.4233
  01/01/2003    to  12/31/2003        7.612760          9.706767         1,750.6512
  01/01/2004    to  12/31/2004        9.706767         10.395609         4,053.3683
  01/01/2005    to  12/31/2005       10.395609         11.604490         3,957.3049
  01/01/2006    to  12/31/2006       11.604490         11.697348         1,573.3704
============   ==== ==========       =========         =========        ===========

                       1.70% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                        NUMBER OF
                                   ACCUMULATION      ACCUMULATION      ACCUMULATION
                                  UNIT VALUE AT     UNIT VALUE AT         UNITS
                                   BEGINNING OF         END OF        OUTSTANDING AT
                                      PERIOD            PERIOD        END OF PERIOD
                                 ---------------   ---------------   ---------------
 METLIFE STOCK INDEX SUB-ACCOUNT (CLASS B)
  11/04/2002    to  12/31/2002        8.530603          8.259307           11.7225
  01/01/2003    to  12/31/2003        8.259307         10.383456          869.9283
  01/01/2004    to  12/31/2004       10.383456         11.257260        2,252.6408
  01/01/2005    to  12/31/2005       11.257260         11.552348        2,129.8964
  01/01/2006    to  12/31/2006       11.552348         13.083007          744.0794
============   ==== ==========       =========         =========        ==========
 WESTERN ASSET MANAGEMENT U.S. GOVERNMENT SUB-ACCOUNT (CLASS B)
  05/01/2005    to  12/31/2005       15.312463         15.266382            0.0000
  01/01/2006    to  12/31/2006       15.266382         15.597344            0.0000
============   ==== ==========       =========         =========        ==========
 MET INVESTORS SERIES TRUST - ASSET ALLOCATION PROGRAM (CLASS B)
 METLIFE AGGRESSIVE STRATEGY SUB-ACCOUNT
  11/22/2004    to  12/31/2004       10.300896         10.686465            0.0000
  01/01/2005    to  12/31/2005       10.686465         11.597451            0.0000
  01/01/2006    to  12/31/2006       11.597451         12.958667            0.0000
============   ==== ==========       =========         =========        ==========
 METLIFE BALANCED STRATEGY SUB-ACCOUNT
  11/22/2004    to  12/31/2004       10.101066         10.390505            0.0000
  01/01/2005    to  12/31/2005       10.390505         10.943400            0.0000
  01/01/2006    to  12/31/2006       10.943400         12.048179        5,987.4298
============   ==== ==========       =========         =========        ==========
 METLIFE DEFENSIVE STRATEGY SUB-ACCOUNT
  11/22/2004    to  12/31/2004        9.941201         10.106683            0.0000
  01/01/2005    to  12/31/2005       10.106683         10.381937            0.0000
  01/01/2006    to  12/31/2006       10.381937         11.087853            0.0000
============   ==== ==========       =========         =========        ==========
 METLIFE GROWTH STRATEGY SUB-ACCOUNT
  11/22/2004    to  12/31/2004       10.240948         10.601382            0.0000
  01/01/2005    to  12/31/2005       10.601382         11.374262            0.0000
  01/01/2006    to  12/31/2006       11.374262         12.703356            0.0000
============   ==== ==========       =========         =========        ==========
 METLIFE MODERATE STRATEGY SUB-ACCOUNT
  11/22/2004    to  12/31/2004       10.011141         10.226876            0.0000
  01/01/2005    to  12/31/2005       10.226876         10.639422            0.0000
  01/01/2006    to  12/31/2006       10.639422         11.530898            0.0000
============   ==== ==========       =========         =========        ==========

FINANCIAL STATEMENTS


The financial statements of the Separate Account, the Company and General American Life Insurance Company are included herein.


The financial statements of the Company included herein should be considered only as bearing upon the ability of the Company to meet its obligations under the contract.


The financial statements of General American Life Insurance Company are included because for Class L contracts issued on or before December 31, 2002, General American Life Insurance Company agreed to ensure that the Company will have sufficient funds to meet its obligations under the contracts.

                                 ANNUAL REPORT

                                      OF

             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                                      OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               DECEMBER 31, 2006

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholders of
First MetLife Investors Insurance Company and
Contract Owners of First MetLife Investors Variable Annuity Account One

We have audited the accompanying statements of assets and liabilities of each of the sub-accounts (as disclosed in Appendix A) comprising First MetLife Investors Variable Annuity Account One (the "Separate Account") of First MetLife Investors Insurance Company as of December 31, 2006, the related statements of operations for each of the periods in the year then ended, and the statements of changes in net assets for each of the periods in the two year period then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the sub-accounts' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the sub-accounts of First MetLife Investors Variable Annuity Account One of First MetLife Investors Insurance Company as of December 31, 2006, the results of their operations for each of the periods in the year then ended, and the changes in their net assets for each of the periods in the two year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

St. Louis, Missouri
April 6, 2007

                                  APPENDIX A

 Lord Abbett Growth and Income          Harris Oakmark Focused Value
   Sub-Account                          Sub-Account
 Lord Abbett Bond Debenture Sub-Account Jennison Growth Sub-Account
 Lord Abbett Mid-Cap Value Sub-Account MFS Total Return Sub-Account Met/Putnam Capital Opportunities
   Sub-Account                          MFS Investors Trust Sub-Account
 Oppenheimer Capital Appreciation       Capital Guardian U.S. Equity
   Sub-Account                          Sub-Account
 Legg Mason Aggressive Growth           Western Asset Management Strategic
   Sub-Account                          Bond
 Van Kampen Mid-Cap Growth Sub-Account    Opportunities Sub-Account
 PIMCO Total Return Sub-Account         Western Asset Management U.S.
                                        Government
 RCM Global Technology Sub-Account        Sub-Account
 T Rowe Price Mid Cap Growth
   Sub-Account                          T Rowe Price Small-Cap Sub-Account
 MFS Research International Sub-Account T Rowe Price Large-Cap Sub-Account
 Lazard Mid-Cap Sub-Account             Franklin Templeton Small-Cap Growth
                                        Sub-Account
 Met/AIM Small-Cap Growth Sub-Account   BlackRock Strategic Value Sub-Account
 Harris Oakmark International
   Sub-Account                          Oppenheimer Global Equity Sub-Account
 Third Avenue Small-Cap Value
   Sub-Account                          FI Large Cap Sub-Account
 PIMCO Inflation Protected Bond
   Sub-Account                          FI Value Leaders Sub-Account
 Lord Abbett America's Value            MetLife Aggressive Allocation
   Sub-Account                          Sub-Account
 Neuberger Berman Real Estate           MetLife Conservative Allocation
   Sub-Account                          Sub-Account
 Turner Mid Cap Growth Sub-Account      MetLife Conservative to Moderate
                                        Allocation
 Goldman Sachs Mid-Cap Value
   Sub-Account                            Sub-Account
 MetLife Defensive Strategy Sub-Account MetLife Moderate Allocation
                                        Sub-Account
 MetLife Moderate Strategy Sub-Account  MetLife Moderate to Aggressive
                                        Allocation Sub-Account
 MetLife Balanced Strategy Sub-Account  PIMCO High Yield Sub-Account
 MetLife Growth Strategy Sub-Account    PIMCO Low Duration Sub-Account
 MetLife Aggressive Strategy            PIMCO StocksPLUS Growth & Income
   Sub-Account                          Sub-Account
 Cyclical Growth ETF Sub-Account        Pioneer VCT Mid-Cap Value Sub-Account
 Cyclical Growth & Income ETF           American Funds Global Growth
   Sub-Account                          Sub-Account
 Van Kampen Comstock Sub-Account        American Funds Growth and Income
                                        Sub-Account
 Legg Mason Value Equity Sub-Account    American Funds Growth Sub-Account
 MFS Emerging Markets Equity            Van Kampen UIF Equity and Income
   Sub-Account                          Sub-Account
 Loomis Sayles Global Markets           Van Kampen UIF U.S. Real Estate
   Sub-Account                          Securities
 Met/AIM Capital Appreciation
   Sub-Account                            Sub-Account
 BlackRock High Yield Sub-Account       Van Kampen LIT Comstock Sub-Account
 Janus Capital Appreciation Sub-Account Van Kampen LIT Strategic Growth
                                        Sub-Account
 MFS Value Sub-Account                  Van Kampen LIT Growth and Income
                                        Sub-Account
 Pioneer Fund Sub-Account               LMPV Global High Yield Bond
                                        Sub-Account
 Pioneer Mid-Cap Value Sub-Account      LMPV Small-Cap Growth Sub-Account
 Pioneer Strategic Income Sub-Account   LMPV Investors Sub-Account
 Dreman Small Cap Value Sub-Account     LMPV Capital and Income Sub-Account
 BlackRock Large Cap Core Sub-Account   LMPV Equity Index Sub-Account
 Strategic Growth and Income
   Sub-Account                          LMPV Fundamental Value Sub-Account
 Strategic Conservative Growth
   Sub-Account                          LMPV Capital Appreciation Sub-Account
 Strategic Growth Sub-Account           LMPV Growth & Income Sub-Account
 Russell Multi-Style Equity Sub-Account LMPV Adjustable Rate Income
                                        Sub-Account
 Russell Aggressive Equity Sub-Account  LMPV Aggressive Growth Sub-Account
 Russell Non-U.S. Sub-Account           LMPV Large-Cap Growth Sub-Account
 Russell Core Bond Sub-Account          LMPV Large-Cap Value Sub-Account
                                        LMPV Money Market Sub-Account
                                        LMPV Social Awareness Stock
                                        Sub-Account
                                        LMPV Multiple Discipline Balanced
                                        All-Cap Growth &
                                          Value Sub-Account
                                        LMPV Multiple Discipline All-Cap
                                        Growth and Value
                                          Sub-Account

 Russell Real Estate Securities         LMPV Multiple Discipline Large-Cap
   Sub-Account                          Growth and Value
 AIM V.I. Capital Appreciation
   Sub-Account                            Sub-Account
 AIM V.I. International Growth          LMPV Multiple Discipline Global
   Sub-Account                          All-Cap Growth and
 AllianceBernstein Large Cap Growth
   Sub-Account                            Value Sub-Account
 Putnam Growth & Income Sub-Account     LMPV Dividend Strategy Sub-Account
 Putnam Equity Income Sub-Account       LMPV Lifestyle Balanced Sub-Account
 Putnam Vista Sub-Account               LMPV Lifestyle Growth Sub-Account
 Putnam Small-Cap Value Sub-Account     LMPV Lifestyle High Growth Sub-Account
 Templeton Foreign Securities           TST AIM Capital Appreciation
   Sub-Account                          Sub-Account
 Templeton Developing Markets
   Securities Sub-Account               TST Equity Income Sub-Account
 Templeton Growth Securities
   Sub-Account                          Janus Capital Appreciation Sub-Account
 Franklin Mutual Shares Securities
   Sub-Account                          TST Large Cap Sub-Account
 Franklin Income Securities Sub-Account TST Moderate Aggressive Sub-Account
 Fidelity Equity-Income Sub-Account     TST Moderate Sub-Account
 Fidelity Mid-Cap Sub-Account           TST MFS Total Return Sub-Account
 Fidelity Contrafund Sub-Account        TST MFS Value Sub-Account
 MetLife Stock Index Sub-Account        TST Pioneer Fund Sub-Account
 FI International Stock Sub-Account     TST Pioneer Mid Cap Value Sub-Account
 BlackRock Bond Income Sub-Account      TST Pioneer Strategic Income
                                        Sub-Account
 BlackRock Money Market Sub-Account     TST Style Focus Small Cap Growth
                                        Sub-Account
 Davis Venture Value Sub-Account        TST Style Focus Small Cap Value
                                        Sub-Account
                                        Travelers Managed Income Sub-Account

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2006

                                                      LORD ABBETT    LORD ABBETT BOND
                                                   GROWTH AND INCOME    DEBENTURE
                                                      SUB-ACCOUNT      SUB-ACCOUNT
                                                   ----------------- ----------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
MET INVESTORS SERIES TRUST ("MET INVESTORS FUND"):
Lord Abbett Growth and Income Portfolio
 1,417,040 shares; cost $36,547,888............... $     41,381,778  $             --
Lord Abbett Bond Debenture Portfolio
 1,809,557 shares; cost $22,114,676...............               --        22,493,574
Lord Abbett Mid-Cap Value Portfolio
 209,630 shares; cost $4,257,704..................               --                --
Met/Putnam Capital Opportunities Portfolio
 29,880 shares; cost $421,462.....................               --                --
Oppenheimer Capital Appreciation Portfolio
 2,391,678 shares; cost $19,878,525...............               --                --
Legg Mason Aggressive Growth Portfolio
 1,440,186 shares; cost $10,598,311...............               --                --
Van Kampen Mid-Cap Portfolio
 40,864 shares; cost $376,303.....................               --                --
PIMCO Total Return Portfolio
 2,434,971 shares; cost $28,143,663...............               --                --
RCM Global Technology Portfolio
 677,827 shares; cost $3,085,782..................               --                --
T. Rowe Price Mid-Cap Growth Portfolio
 1,738,958 shares; cost $13,149,948...............               --                --
MFS Research International Portfolio
 1,624,201 shares; cost $19,332,395...............               --                --
Lazard Mid-Cap Portfolio
 542,825 shares; cost $7,170,660..................               --                --
Met/AIM Small-Cap Growth Portfolio
 962,332 shares; cost $11,784,477.................               --                --
Harris Oakmark International Portfolio
 1,967,955 shares; cost $28,731,534...............               --                --
Third Avenue Small-Cap Value Portfolio
 1,597,181 shares; cost $23,159,603...............               --                --
PIMCO Inflation Protected Bond Portfolio
 2,365,281 shares; cost $25,073,997...............               --                --
Lord Abbett America's Value Portfolio
 9,402 shares; cost $130,381......................               --                --
Neuberger Berman Real Estate Portfolio
 670,768 shares; cost $9,109,204..................               --                --
Turner Mid-Cap Growth Portfolio
 438,081 shares; cost $4,863,158..................               --                --
Goldman Sachs Mid-Cap Value Portfolio
 1,107,641 shares; cost $13,946,441...............               --                --
                                                   ----------------  ----------------
Total Investments.................................       41,381,778        22,493,574
Due from First MetLife Investors Insurance Company               --                --
                                                   ----------------  ----------------
Total Assets......................................       41,381,778        22,493,574
LIABILITIES:
Due to First MetLife Investors Insurance Company..             (220)             (124)
                                                   ----------------  ----------------
NET ASSETS........................................ $     41,381,558  $     22,493,450
                                                   ================  ================
Outstanding Units.................................          738,630         1,228,977
Unit Fair Values.................................. $47.17 to $61.44  $17.79 to $19.63

  The accompanying notes are an integral part of these financial statements.

   LORD ABBETT         MET/PUTNAM           OPPENHEIMER         LEGG MASON        VAN KAMPEN          PIMCO
  MID-CAP VALUE   CAPITAL OPPORTUNITIES CAPITAL APPRECIATION AGGRESSIVE GROWTH      MID-CAP        TOTAL RETURN
   SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT
----------------  --------------------- -------------------- ----------------- ----------------  ----------------
$             --    $             --      $            --     $            --  $             --  $             --
              --                  --                   --                  --                --                --
       4,732,245                  --                   --                  --                --                --
              --             451,643                   --                  --                --                --
              --                  --           22,004,317                  --                --                --
              --                  --                   --          11,494,738                --                --
              --                  --                   --                  --           421,375                --
              --                  --                   --                  --                --        28,489,320
              --                  --                   --                  --                --                --
              --                  --                   --                  --                --                --
              --                  --                   --                  --                --                --
              --                  --                   --                  --                --                --
              --                  --                   --                  --                --                --
              --                  --                   --                  --                --                --
              --                  --                   --                  --                --                --
              --                  --                   --                  --                --                --
              --                  --                   --                  --                --                --
              --                  --                   --                  --                --                --
              --                  --                   --                  --                --                --
              --                  --                   --                  --                --                --
----------------    ----------------      ---------------     ---------------  ----------------  ----------------
       4,732,245             451,643           22,004,317          11,494,738           421,375        28,489,320
              --                  --                   --                  --                --                --
----------------    ----------------      ---------------     ---------------  ----------------  ----------------
       4,732,245             451,643           22,004,317          11,494,738           421,375        28,489,320
            (297)                (82)                (159)               (148)              (93)             (100)
----------------    ----------------      ---------------     ---------------  ----------------  ----------------
$      4,731,948    $        451,561      $    22,004,158     $    11,494,590  $        421,282  $     28,489,220
================    ================      ===============     ===============  ================  ================
         172,728              23,746            2,427,342           1,487,231            39,178         2,293,346
$25.47 to $29.45    $16.42 to $20.65      $8.88 to $11.27     $7.55 to $10.77  $10.20 to $11.17  $11.92 to $13.06

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2006

                                                          RCM        T. ROWE PRICE
                                                   GLOBAL TECHNOLOGY MID-CAP GROWTH
                                                      SUB-ACCOUNT     SUB-ACCOUNT
                                                   ----------------- --------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
MET INVESTORS SERIES TRUST ("MET INVESTORS FUND"):
Lord Abbett Growth and Income Portfolio
 1,417,040 shares; cost $36,547,888...............  $           --   $           --
Lord Abbett Bond Debenture Portfolio
 1,809,557 shares; cost $22,114,676...............              --               --
Lord Abbett Mid-Cap Value Portfolio
 209,630 shares; cost $4,257,704..................              --               --
Met/Putnam Capital Opportunities Portfolio
 29,880 shares; cost $421,462.....................              --               --
Oppenheimer Capital Appreciation Portfolio
 2,391,678 shares; cost $19,878,525...............              --               --
Legg Mason Aggressive Growth Portfolio
 1,440,186 shares; cost $10,598,311...............              --               --
Van Kampen Mid-Cap Portfolio
 40,864 shares; cost $376,303.....................              --               --
PIMCO Total Return Portfolio
 2,434,971 shares; cost $28,143,663...............              --               --
RCM Global Technology Portfolio
 677,827 shares; cost $3,085,782..................       3,606,037               --
T. Rowe Price Mid-Cap Growth Portfolio
 1,738,958 shares; cost $13,149,948...............              --       14,972,484
MFS Research International Portfolio
 1,624,201 shares; cost $19,332,395...............              --               --
Lazard Mid-Cap Portfolio
 542,825 shares; cost $7,170,660..................              --               --
Met/AIM Small-Cap Growth Portfolio
 962,332 shares; cost $11,784,477.................              --               --
Harris Oakmark International Portfolio
 1,967,955 shares; cost $28,731,534...............              --               --
Third Avenue Small-Cap Value Portfolio
 1,597,181 shares; cost $23,159,603...............              --               --
PIMCO Inflation Protected Bond Portfolio
 2,365,281 shares; cost $25,073,997...............              --               --
Lord Abbett America's Value Portfolio
 9,402 shares; cost $130,381......................              --               --
Neuberger Berman Real Estate Portfolio
 670,768 shares; cost $9,109,204..................              --               --
Turner Mid-Cap Growth Portfolio
 438,081 shares; cost $4,863,158..................              --               --
Goldman Sachs Mid-Cap Value Portfolio
 1,107,641 shares; cost $13,946,441...............              --               --
                                                    --------------   --------------
Total Investments.................................       3,606,037       14,972,484
Due from First MetLife Investors Insurance Company              --               --
                                                    --------------   --------------
Total Assets......................................       3,606,037       14,972,484
LIABILITIES:
Due to First MetLife Investors Insurance Company..            (219)             (81)
                                                    --------------   --------------
NET ASSETS........................................  $    3,605,818   $   14,972,403
                                                    ==============   ==============
Outstanding Units.................................         739,279        1,797,997
Unit Fair Values..................................  $4.78 to $4.95   $8.16 to $8.75

  The accompanying notes are an integral part of these financial statements.

         MFS                LAZARD           MET/AIM        HARRIS OAKMARK     THIRD AVENUE             PIMCO
RESEARCH INTERNATIONAL      MID-CAP      SMALL-CAP GROWTH   INTERNATIONAL     SMALL-CAP VALUE  INFLATION PROTECTED BOND
     SUB-ACCOUNT          SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT
---------------------- ----------------  ----------------  ----------------  ----------------  ------------------------
   $             --    $             --  $             --  $             --  $             --      $             --
                 --                  --                --                --                --                    --
                 --                  --                --                --                --                    --
                 --                  --                --                --                --                    --
                 --                  --                --                --                --                    --
                 --                  --                --                --                --                    --
                 --                  --                --                --                --                    --
                 --                  --                --                --                --                    --
                 --                  --                --                --                --                    --
                 --                  --                --                --                --                    --
         24,283,674                  --                --                --                --                    --
                 --           7,414,986                --                --                --                    --
                 --                  --        12,889,564                --                --                    --
                 --                  --                --        37,135,315                --                    --
                 --                  --                --                --        27,823,370                    --
                 --                  --                --                --                --            23,865,683
                 --                  --                --                --                --                    --
                 --                  --                --                --                --                    --
                 --                  --                --                --                --                    --
                 --                  --                --                --                --                    --
   ----------------    ----------------  ----------------  ----------------  ----------------      ----------------
         24,283,674           7,414,986        12,889,564        37,135,315        27,823,370            23,865,683
                 --                  --                --                --                --                    --
   ----------------    ----------------  ----------------  ----------------  ----------------      ----------------
         24,283,674           7,414,986        12,889,564        37,135,315        27,823,370            23,865,683
               (143)                (72)             (266)              (63)              (85)                  (30)
   ----------------    ----------------  ----------------  ----------------  ----------------      ----------------
   $     24,283,531    $      7,414,914  $     12,889,298  $     37,135,252  $     27,823,285      $     23,865,653
   ================    ================  ================  ================  ================      ================
          1,526,158             458,517           890,085         1,878,405         1,544,932             2,171,062
   $15.21 to $22.61    $15.89 to $16.41  $14.08 to $14.76  $19.43 to $20.07  $17.73 to $23.09      $10.74 to $11.14

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2006

                                                      LORD ABBETT    NEUBERGER BERMAN
                                                    AMERICA'S VALUE    REAL ESTATE
                                                      SUB-ACCOUNT      SUB-ACCOUNT
                                                   ----------------  ----------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
MET INVESTORS SERIES TRUST ("MET INVESTORS FUND"):
Lord Abbett Growth and Income Portfolio
 1,417,040 shares; cost $36,547,888............... $             --  $             --
Lord Abbett Bond Debenture Portfolio
 1,809,557 shares; cost $22,114,676...............               --                --
Lord Abbett Mid-Cap Value Portfolio
 209,630 shares; cost $4,257,704..................               --                --
Met/Putnam Capital Opportunities Portfolio
 29,880 shares; cost $421,462.....................               --                --
Oppenheimer Capital Appreciation Portfolio
 2,391,678 shares; cost $19,878,525...............               --                --
Legg Mason Aggressive Growth Portfolio
 1,440,186 shares; cost $10,598,311...............               --                --
Van Kampen Mid-Cap Portfolio
 40,864 shares; cost $376,303.....................               --                --
PIMCO Total Return Portfolio
 2,434,971 shares; cost $28,143,663...............               --                --
RCM Global Technology Portfolio
 677,827 shares; cost $3,085,782..................               --                --
T. Rowe Price Mid-Cap Growth Portfolio
 1,738,958 shares; cost $13,149,948...............               --                --
MFS Research International Portfolio
 1,624,201 shares; cost $19,332,395...............               --                --
Lazard Mid-Cap Portfolio
 542,825 shares; cost $7,170,660..................               --                --
Met/AIM Small-Cap Growth Portfolio
 962,332 shares; cost $11,784,477.................               --                --
Harris Oakmark International Portfolio
 1,967,955 shares; cost $28,731,534...............               --                --
Third Avenue Small-Cap Value Portfolio
 1,597,181 shares; cost $23,159,603...............               --                --
PIMCO Inflation Protected Bond Portfolio
 2,365,281 shares; cost $25,073,997...............               --                --
Lord Abbett America's Value Portfolio
 9,402 shares; cost $130,381......................          146,293                --
Neuberger Berman Real Estate Portfolio
 670,768 shares; cost $9,109,204..................               --        12,114,452
Turner Mid-Cap Growth Portfolio
 438,081 shares; cost $4,863,158..................               --                --
Goldman Sachs Mid-Cap Value Portfolio
 1,107,641 shares; cost $13,946,441...............               --                --
                                                   ----------------  ----------------
Total Investments.................................          146,293        12,114,452
Due from First MetLife Investors Insurance Company               --                --
                                                   ----------------  ----------------
Total Assets......................................          146,293        12,114,452
LIABILITIES:
Due to First MetLife Investors Insurance Company..              (18)             (116)
                                                   ----------------  ----------------
NET ASSETS........................................ $        146,275  $     12,114,336
                                                   ================  ================
Outstanding Units.................................            8,887           625,172
Unit Fair Values.................................. $16.09 to $16.54  $18.99 to $34.33

  The accompanying notes are an integral part of these financial statements.

                           TURNER         GOLDMAN SACHS
                       MID-CAP GROWTH     MID-CAP VALUE
                        SUB-ACCOUNT        SUB-ACCOUNT
                      ----------------  ----------------
                      $             --  $             --
                                    --                --
                                    --                --
                                    --                --
                                    --                --
                                    --                --
                                    --                --
                                    --                --
                                    --                --
                                    --                --
                                    --                --
                                    --                --
                                    --                --
                                    --                --
                                    --                --
                                    --                --
                                    --                --
                                    --                --
                             5,554,866                --
                                    --        15,950,027
                      ----------------  ----------------
                             5,554,866        15,950,027
                                    --                --
                      ----------------  ----------------
                             5,554,866        15,950,027
                                  (170)              (13)
                      ----------------  ----------------
                      $      5,554,696  $     15,950,014
                      ================  ================
                               438,391         1,060,750
                      $12.58 to $12.96  $14.94 to $15.38

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2006

                                                                      METLIFE            METLIFE
                                                                 DEFENSIVE STRATEGY MODERATE STRATEGY
                                                                    SUB-ACCOUNT        SUB-ACCOUNT
                                                                 ------------------ -----------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
MET INVESTORS SERIES TRUST ("MET INVESTORS FUND") -- (CONTINUED)
MetLife Defensive Strategy Portfolio
 3,863,912 shares; cost $39,797,705.............................  $     42,850,789  $             --
MetLife Moderate Strategy Portfolio
 8,546,477 shares; cost $90,450,649.............................                --        98,797,273
MetLife Balanced Strategy Portfolio
 19,021,717 shares; cost $207,032,336...........................                --                --
MetLife Growth Strategy Portfolio
 21,731,696 shares; cost $243,529,129...........................                --                --
MetLife Aggressive Strategy Portfolio
 3,967,883 shares; cost $46,096,433.............................                --                --
Cyclical Growth ETF Portfolio
 120,585 shares; cost $1,266,436................................                --                --
Cyclical Growth & Income ETF Portfolio
 96,237 shares; cost $1,041,510.................................                --                --
Van Kampen ComStock Portfolio
 474,875 shares; cost $5,167,422................................                --                --
Legg Mason Value Equity Portfolio
 537,929 shares; cost $5,623,444................................                --                --
MFS Emerging Markets Equity Portfolio
 159,517 shares; cost $1,495,826................................                --                --
Loomis Sayles Global Markets Portfolio
 144,704 shares; cost $1,409,009................................                --                --
Met/AIM Capital Appreciation Portfolio
 19,446 shares; cost $223,763...................................                --                --
BlackRock High Yield Portfolio
 7,423 shares; cost $63,110.....................................                --                --
Janus Capital Appreciation Portfolio
 1,825 shares; cost $130,656....................................                --                --
MFS Value Portfolio
 28,043 shares; cost $387,416...................................                --                --
Pioneer Fund Portfolio
 18,077 shares; cost $245,556...................................                --                --
Pioneer Mid-Cap Value Portfolio
 62,487 shares; cost $694,312...................................                --                --
Pioneer Strategic Income Portfolio
 380,151 shares; cost $3,657,951................................                --                --
Dreman Small-Cap Value Portfolio
 59,958 shares; cost $755,867...................................                --                --
BlackRock Large-Cap Core Portfolio
 12,488 shares; cost $132,522...................................                --                --
Strategic Growth & Income Portfolio
 56,204 shares; cost $578,069...................................                --                --
Strategic Conservative Growth Portfolio
 122,689 shares; cost $1,267,492................................                --                --
Strategic Growth Portfolio
 71,773 shares; cost $749,745...................................                --                --
                                                                  ----------------  ----------------
Total Investments...............................................        42,850,789        98,797,273
Due from First MetLife Investors Insurance Company..............                --                --
                                                                  ----------------  ----------------
Total Assets....................................................        42,850,789        98,797,273
LIABILITIES:
Due to First MetLife Investors Insurance Company................               (32)               --
                                                                  ----------------  ----------------
NET ASSETS......................................................  $     42,850,757  $     98,797,273
                                                                  ================  ================
Outstanding Units...............................................         3,865,426         8,561,073
Unit Fair Values................................................  $11.03 to $12.30  $11.47 to $11.77

  The accompanying notes are an integral part of these financial statements.

     METLIFE          METLIFE            METLIFE           CYCLICAL           CYCLICAL          VAN KAMPEN
BALANCED STRATEGY GROWTH STRATEGY  AGGRESSIVE STRATEGY    GROWTH ETF     GROWTH & INCOME ETF     COMSTOCK
   SUB-ACCOUNT      SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT
----------------- ---------------- ------------------- ----------------  ------------------- ----------------
$             --  $             --  $             --   $             --   $             --   $             --
              --                --                --                 --                 --                 --
     231,113,862                --                --                 --                 --                 --
              --       279,686,927                --                 --                 --                 --
              --                --        52,296,692                 --                 --                 --
              --                --                --          1,373,465                 --                 --
              --                --                --                 --          1,071,116                 --
              --                --                --                 --                 --          5,655,766
              --                --                --                 --                 --                 --
              --                --                --                 --                 --                 --
              --                --                --                 --                 --                 --
              --                --                --                 --                 --                 --
              --                --                --                 --                 --                 --
              --                --                --                 --                 --                 --
              --                --                --                 --                 --                 --
              --                --                --                 --                 --                 --
              --                --                --                 --                 --                 --
              --                --                --                 --                 --                 --
              --                --                --                 --                 --                 --
              --                --                --                 --                 --                 --
              --                --                --                 --                 --                 --
              --                --                --                 --                 --                 --
              --                --                --                 --                 --                 --
----------------  ----------------  ----------------   ----------------   ----------------   ----------------
     231,113,862       279,686,927        52,296,692          1,373,465          1,071,116          5,655,766
              --                 1                 1                 --                 --                 --
----------------  ----------------  ----------------   ----------------   ----------------   ----------------
     231,113,862       279,686,928        52,296,693          1,373,465          1,071,116          5,655,766
             (56)               --                --                (42)               (44)              (296)
----------------  ----------------  ----------------   ----------------   ----------------   ----------------
$    231,113,806  $    279,686,928  $     52,296,693   $      1,373,423   $      1,071,072   $      5,655,470
================  ================  ================   ================   ================   ================
      19,173,566        22,007,855         4,032,224            120,406             96,081            473,672
$11.98 to $12.30  $12.64 to $12.97  $12.89 to $13.23   $11.40 to $11.43   $11.15 to $11.17   $11.81 to $12.12

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2006

                                                                    LEGG MASON       MFS EMERGING
                                                                   VALUE EQUITY     MARKETS EQUITY
                                                                   SUB-ACCOUNT       SUB-ACCOUNT
                                                                 ----------------  ----------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
MET INVESTORS SERIES TRUST ("MET INVESTORS FUND") -- (CONTINUED)
MetLife Defensive Strategy Portfolio
 3,863,912 shares; cost $39,797,705............................. $             --  $             --
MetLife Moderate Strategy Portfolio
 8,546,477 shares; cost $90,450,649.............................               --                --
MetLife Balanced Strategy Portfolio
 19,021,717 shares; cost $207,032,336...........................               --                --
MetLife Growth Strategy Portfolio
 21,731,696 shares; cost $243,529,129...........................               --                --
MetLife Aggressive Strategy Portfolio
 3,967,883 shares; cost $46,096,433.............................               --                --
Cyclical Growth ETF Portfolio
 120,585 shares; cost $1,266,436................................               --                --
Cyclical Growth & Income ETF Portfolio
 96,237 shares; cost $1,041,510.................................               --                --
Van Kampen ComStock Portfolio
 474,875 shares; cost $5,167,422................................               --                --
Legg Mason Value Equity Portfolio
 537,929 shares; cost $5,623,444................................        5,992,530                --
MFS Emerging Markets Equity Portfolio
 159,517 shares; cost $1,495,826................................               --         1,673,329
Loomis Sayles Global Markets Portfolio
 144,704 shares; cost $1,409,009................................               --                --
Met/AIM Capital Appreciation Portfolio
 19,446 shares; cost $223,763...................................               --                --
BlackRock High Yield Portfolio
 7,423 shares; cost $63,110.....................................               --                --
Janus Capital Appreciation Portfolio
 1,825 shares; cost $130,656....................................               --                --
MFS Value Portfolio
 28,043 shares; cost $387,416...................................               --                --
Pioneer Fund Portfolio
 18,077 shares; cost $245,556...................................               --                --
Pioneer Mid-Cap Value Portfolio
 62,487 shares; cost $694,312...................................               --                --
Pioneer Strategic Income Portfolio
 380,151 shares; cost $3,657,951................................               --                --
Dreman Small-Cap Value Portfolio
 59,958 shares; cost $755,867...................................               --                --
BlackRock Large-Cap Core Portfolio
 12,488 shares; cost $132,522...................................               --                --
Strategic Growth & Income Portfolio
 56,204 shares; cost $578,069...................................               --                --
Strategic Conservative Growth Portfolio
 122,689 shares; cost $1,267,492................................               --                --
Strategic Growth Portfolio
 71,773 shares; cost $749,745...................................               --                --
                                                                 ----------------  ----------------
Total Investments...............................................        5,992,530         1,673,329
Due from First MetLife Investors Insurance Company..............               --                --
                                                                 ----------------  ----------------
Total Assets....................................................        5,992,530         1,673,329
LIABILITIES:
Due to First MetLife Investors Insurance Company................             (224)              (79)
                                                                 ----------------  ----------------
NET ASSETS...................................................... $      5,992,306  $      1,673,250
                                                                 ================  ================
Outstanding Units...............................................          538,300           159,951
Unit Fair Values................................................ $11.05 to $11.25  $10.42 to $10.49

  The accompanying notes are an integral part of these financial statements.

 LOOMIS SAYLES          MET/AIM            BLACKROCK            JANUS                MFS             PIONEER
 GLOBAL MARKETS   CAPITAL APPRECIATION    HIGH YIELD     CAPITAL APPRECIATION       VALUE             FUND
  SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT         SUB-ACCOUNT       SUB-ACCOUNT
----------------  -------------------- ----------------  -------------------- ----------------  ----------------
$             --    $             --   $             --   $              --   $             --  $             --
              --                  --                 --                  --                 --                --
              --                  --                 --                  --                 --                --
              --                  --                 --                  --                 --                --
              --                  --                 --                  --                 --                --
              --                  --                 --                  --                 --                --
              --                  --                 --                  --                 --                --
              --                  --                 --                  --                 --                --
              --                  --                 --                  --                 --                --
              --                  --                 --                  --                 --                --
       1,496,240                  --                 --                  --                 --                --
              --             210,602                 --                  --                 --                --
              --                  --             66,209                  --                 --                --
              --                  --                 --             141,687                 --                --
              --                  --                 --                  --            399,329                --
              --                  --                 --                  --                 --           264,478
              --                  --                 --                  --                 --                --
              --                  --                 --                  --                 --                --
              --                  --                 --                  --                 --                --
              --                  --                 --                  --                 --                --
              --                  --                 --                  --                 --                --
              --                  --                 --                  --                 --                --
              --                  --                 --                  --                 --                --
----------------    ----------------   ----------------   -----------------   ----------------  ----------------
       1,496,240             210,602             66,209             141,687            399,329           264,478
              --                  --                 --                  --                 --                --
----------------    ----------------   ----------------   -----------------   ----------------  ----------------
       1,496,240             210,602             66,209             141,687            399,329           264,478
            (171)                (36)               (84)               (105)              (129)              (94)
----------------    ----------------   ----------------   -----------------   ----------------  ----------------
$      1,496,069    $        210,566   $         66,125   $         141,582   $        399,200  $        264,384
================    ================   ================   =================   ================  ================
         144,971              14,923              4,049               1,236             25,279            13,904
$10.28 to $10.35    $13.35 to $14.94   $15.62 to $16.62   $97.82 to $120.96   $15.02 to $16.20  $17.53 to $21.42

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2006

                                                                      PIONEER          PIONEER
                                                                   MID-CAP VALUE   STRATEGIC INCOME
                                                                    SUB-ACCOUNT      SUB-ACCOUNT
                                                                 ----------------  ----------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
MET INVESTORS SERIES TRUST ("MET INVESTORS FUND") -- (CONTINUED)
MetLife Defensive Strategy Portfolio
 3,863,912 shares; cost $39,797,705............................. $             --  $             --
MetLife Moderate Strategy Portfolio
 8,546,477 shares; cost $90,450,649.............................               --                --
MetLife Balanced Strategy Portfolio
 19,021,717 shares; cost $207,032,336...........................               --                --
MetLife Growth Strategy Portfolio
 21,731,696 shares; cost $243,529,129...........................               --                --
MetLife Aggressive Strategy Portfolio
 3,967,883 shares; cost $46,096,433.............................               --                --
Cyclical Growth ETF Portfolio
 120,585 shares; cost $1,266,436................................               --                --
Cyclical Growth & Income ETF Portfolio
 96,237 shares; cost $1,041,510.................................               --                --
Van Kampen ComStock Portfolio
 474,875 shares; cost $5,167,422................................               --                --
Legg Mason Value Equity Portfolio
 537,929 shares; cost $5,623,444................................               --                --
MFS Emerging Markets Equity Portfolio
 159,517 shares; cost $1,495,826................................               --                --
Loomis Sayles Global Markets Portfolio
 144,704 shares; cost $1,409,009................................               --                --
Met/AIM Capital Appreciation Portfolio
 19,446 shares; cost $223,763...................................               --                --
BlackRock High Yield Portfolio
 7,423 shares; cost $63,110 ....................................               --                --
Janus Capital Appreciation Portfolio
 1,825 shares; cost $130,656....................................               --                --
MFS Value Portfolio
 28,043 shares; cost $387,416...................................               --                --
Pioneer Fund Portfolio
 18,077 shares; cost $245,556...................................               --                --
Pioneer Mid-Cap Value Portfolio
 62,487 shares; cost $694,312...................................          746,094                --
Pioneer Strategic Income Portfolio
 380,151 shares; cost $3,657,951................................               --         3,596,230
Dreman Small-Cap Value Portfolio
 59,958 shares; cost $755,867...................................               --                --
BlackRock Large-Cap Core Portfolio
 12,488 shares; cost $132,522...................................               --                --
Strategic Growth & Income Portfolio
 56,204 shares; cost $578,069...................................               --                --
Strategic Conservative Growth Portfolio
 122,689 shares; cost $1,267,492................................               --                --
Strategic Growth Portfolio
 71,773 shares; cost $749,745...................................               --                --
                                                                 ----------------  ----------------
Total Investments...............................................          746,094         3,596,230
Due from First MetLife Investors Insurance Company..............               --                --
                                                                 ----------------  ----------------
Total Assets....................................................          746,094         3,596,230
LIABILITIES:
Due to First MetLife Investors Insurance Company................             (142)             (166)
                                                                 ----------------  ----------------
NET ASSETS...................................................... $        745,952  $      3,596,064
                                                                 ================  ================
Outstanding Units...............................................           62,109           194,292
Unit Fair Values................................................ $11.89 to $12.21  $17.28 to $20.43

  The accompanying notes are an integral part of these financial statements.

     DREMAN          BLACKROCK          STRATEGIC          STRATEGIC
 SMALL-CAP VALUE   LARGE-CAP CORE    GROWTH & INCOME  CONSERVATIVE GROWTH STRATEGIC GROWTH
   SUB-ACCOUNT      SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT
----------------  ----------------  ----------------  ------------------- ----------------
$             --  $             --  $             --   $             --   $             --
              --                --                --                 --                 --
              --                --                --                 --                 --
              --                --                --                 --                 --
              --                --                --                 --                 --
              --                --                --                 --                 --
              --                --                --                 --                 --
              --                --                --                 --                 --
              --                --                --                 --                 --
              --                --                --                 --                 --
              --                --                --                 --                 --
              --                --                --                 --                 --
              --                --                --                 --                 --
              --                --                --                 --                 --
              --                --                --                 --                 --
              --                --                --                 --                 --
              --                --                --                 --                 --
              --                --                --                 --                 --
         825,627                --                --                 --                 --
              --           139,863                --                 --                 --
              --                --           577,211                 --                 --
              --                --                --          1,267,372                 --
              --                --                --                 --            747,157
----------------  ----------------  ----------------   ----------------   ----------------
         825,627           139,863           577,211          1,267,372            747,157
              --                --                --                 --                 --
----------------  ----------------  ----------------   ----------------   ----------------
         825,627           139,863           577,211          1,267,372            747,157
            (223)              (23)               (9)                --                 --
----------------  ----------------  ----------------   ----------------   ----------------
$        825,404  $        139,840  $        577,202   $      1,267,372   $        747,157
================  ================  ================   ================   ================
          60,240            12,560            56,588            123,816             72,449
$13.57 to $13.78  $10.53 to $11.40  $10.19 to $10.26   $10.23 to $10.33   $10.31 to $10.40

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2006

                                                                              RUSSELL            RUSSELL
                                                                         MULTI-STYLE EQUITY AGGRESSIVE EQUITY
                                                                            SUB-ACCOUNT        SUB-ACCOUNT
                                                                         ------------------ -----------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
RUSSELL INVESTMENT FUNDS ("RUSSELL FUND"):
Russell Multi-Style Equity Portfolio
 13,927 shares; cost $162,976...........................................      $207,932           $    --
Russell Aggressive Equity Portfolio
 2,957 shares; cost $35,331.............................................            --            42,728
Russell Non-U.S. Portfolio
 3,360 shares; cost $30,469.............................................            --                --
Russell Core Bond Portfolio
 28,703 shares; cost $294,686...........................................            --                --
Russell Real Estate Securities Portfolio
 4,262 shares; cost $53,902.............................................            --                --
AIM VARIABLE INSURANCE PORTFOLIOS, INC. ("AIM FUND"):
AIM V.I. Capital Appreciation Portfolio
 2,937 shares; cost $62,945.............................................            --                --
AIM V.I. International Growth Portfolio
 5,383 shares; cost $129,035............................................            --                --
ALLIANCE VARIABLE PRODUCTS SERIES PORTFOLIO, INC. ("ALLIANCE FUND"):
Alliance Bernstein Large-Cap Growth Portfolio
 150 shares; cost $3,812................................................            --                --
PUTNAM VARIABLE TRUST ("PUTNAM FUND"):
Putnam Growth & Income Portfolio
 7,260 shares; cost $175,285............................................            --                --
Putnam Equity Income Portfolio
 5,167 shares; cost $71,317.............................................            --                --
Putnam Vista Portfolio
 28,803 shares; cost $483,135...........................................            --                --
Putnam Small-Cap Value Portfolio
 4,148 shares; cost $95,026.............................................            --                --
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST ("TEMPLETON FUND"):
Templeton Foreign Securities Portfolio
 362,069 shares; cost $6,066,147........................................            --                --
Templeton Developing Markets Securities Portfolio
 350,762 shares; cost $4,067,169........................................            --                --
Templeton Growth Securities Portfolio
 14,651 shares; cost $215,950...........................................            --                --
Templeton Mutual Shares Portfolio
 29,257 shares; cost $557,737...........................................
Franklin Income Securities Portfolio
 278,337 shares; cost $4,567,014........................................            --                --
FIDELITY VARIABLE INSURANCE PRODUCTS PORTFOLIO ("FIDELITY FUND"):
Fidelity Equity-Income Portfolio
 2,240 shares; cost $54,128.............................................            --                --
Fidelity Mid-Cap Portfolio
 10,495 shares; cost $341,338...........................................            --                --
Fidelity VIP Contrafund Portfolio
 214,998 shares; cost $6,865,917........................................            --                --
                                                                              --------           -------
Total Investments.......................................................       207,932            42,728
Due from First MetLife Investors Insurance Company......................            --                --
                                                                              --------           -------
Total Assets............................................................       207,932            42,728
LIABILITIES:
Due to First MetLife Investors Insurance Company........................            (1)               (4)
                                                                              --------           -------
NET ASSETS..............................................................      $207,931           $42,724
                                                                              ========           =======
Outstanding Units.......................................................        22,268             3,030
Unit Fair Values........................................................      $   9.34           $ 14.10

  The accompanying notes are an integral part of these financial statements.

  RUSSELL     RUSSELL          RUSSELL               AIM V.I.             AIM V.I.       ALLIANCEBERNSTEIN
 NON-U.S.    CORE BOND  REAL ESTATE SECURITIES CAPITAL APPRECIATION INTERNATIONAL GROWTH LARGE-CAP GROWTH
SUB-ACCOUNT SUB-ACCOUNT      SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT
----------- ----------- ---------------------- -------------------- -------------------- -----------------
  $    --    $     --          $    --           $            --      $             --   $             --
       --          --               --                        --                    --                 --
   50,440          --               --                        --                    --                 --
       --     291,051               --                        --                    --                 --
       --          --           90,968                        --                    --                 --
       --          --               --                    77,016                    --                 --
       --          --               --                        --               156,998                 --
       --          --               --                        --                    --              3,955
       --          --               --                        --                    --                 --
       --          --               --                        --                    --                 --
       --          --               --                        --                    --                 --
       --          --               --                        --                    --                 --
       --          --               --                        --                    --                 --
       --          --               --                        --                    --                 --
       --          --               --                        --                    --                 --
       --          --               --                        --                    --                 --
       --          --               --                        --                    --                 --
       --          --               --                        --                    --                 --
       --          --               --                        --                    --                 --
  -------    --------          -------           ---------------      ----------------   ----------------
   50,440     291,051           90,968                    77,016               156,998              3,955
       --          --               --                         1                    --                 --
  -------    --------          -------           ---------------      ----------------   ----------------
   50,440     291,051           90,968                    77,017               156,998              3,955
       (3)         --              (11)                       --                   (19)               (14)
  -------    --------          -------           ---------------      ----------------   ----------------
  $50,437    $291,051          $90,957           $        77,017      $        156,979   $          3,941
  =======    ========          =======           ===============      ================   ================
    3,995      21,347            2,667                    10,825                 6,542                119
  $ 12.63    $  13.63          $ 34.10           $7.04 to $23.85      $11.27 to $26.70   $31.84 to $33.74

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2006


                                                                              PUTNAM            PUTNAM
                                                                          GROWTH & INCOME    EQUITY INCOME
                                                                            SUB-ACCOUNT       SUB-ACCOUNT
                                                                         ----------------  ----------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
RUSSELL INVESTMENT FUNDS ("RUSSELL FUND"):
Russell Multi-Style Equity Portfolio
 13,927 shares; cost $162,976........................................... $             --  $             --
Russell Aggressive Equity Portfolio
 2,957 shares; cost $35,331.............................................               --                --
Russell Non-U.S. Portfolio
 3,360 shares; cost $30,469.............................................               --                --
Russell Core Bond Portfolio
 28,703 shares; cost $294,686...........................................               --                --
Russell Real Estate Securities Portfolio
 4,262 shares; cost $53,902.............................................               --                --
AIM VARIABLE INSURANCE PORTFOLIOS, INC. ("AIM FUND"):
AIM V.I. Capital Appreciation Portfolio
 2,937 shares; cost $62,945.............................................               --                --
AIM V.I. International Growth Portfolio
 5,383 shares; cost $129,035............................................               --                --
ALLIANCE VARIABLE PRODUCTS SERIES PORTFOLIO, INC. ("ALLIANCE FUND"):
Alliance Bernstein Large-Cap Growth Portfolio
 150 shares; cost $3,812................................................               --                --
PUTNAM VARIABLE TRUST ("PUTNAM FUND"):
Putnam Growth & Income Portfolio
 7,260 shares; cost $175,285............................................          214,144                --
Putnam Equity Income Portfolio
 5,167 shares; cost $71,317.............................................               --            81,588
Putnam Vista Portfolio
 28,803 shares; cost $483,135...........................................               --                --
Putnam Small-Cap Value Portfolio
 4,148 shares; cost $95,026.............................................               --                --
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST ("TEMPLETON FUND"):
Templeton Foreign Securities Portfolio
 362,069 shares; cost $6,066,147........................................               --                --
Templeton Developing Markets Securities Portfolio
 350,762 shares; cost $4,067,169........................................               --                --
Templeton Growth Securities Portfolio
 14,651 shares; cost $215,950...........................................               --                --
Templeton Mutual Shares Portfolio
 29,257 shares; cost $557,737...........................................
Franklin Income Securities Portfolio
 278,337 shares; cost $4,567,014........................................               --                --
FIDELITY VARIABLE INSURANCE PRODUCTS PORTFOLIO ("FIDELITY FUND"):
Fidelity Equity-Income Portfolio
 2,240 shares; cost $54,128.............................................               --                --
Fidelity Mid-Cap Portfolio
 10,495 shares; cost $341,338...........................................               --                --
Fidelity VIP Contrafund Portfolio
 214,998 shares; cost $6,865,917........................................               --                --
                                                                         ----------------  ----------------
Total Investments.......................................................          214,144            81,588
Due from First MetLife Investors Insurance Company......................               --                --
                                                                         ----------------  ----------------
Total Assets............................................................          214,144            81,588
LIABILITIES:
Due to First MetLife Investors Insurance Company........................              (54)              (56)
                                                                         ----------------  ----------------
NET ASSETS.............................................................. $        214,090  $         81,532
                                                                         ================  ================
Outstanding Units.......................................................           14,830             4,947
Unit Fair Values........................................................ $13.24 to $65.01  $16.11 to $16.56

  The accompanying notes are an integral part of these financial statements.

                                                     TEMPLETON
  PUTNAM         PUTNAM           TEMPLETON          DEVELOPING         TEMPLETON         TEMPLETON
   VISTA     SMALL-CAP VALUE  FOREIGN SECURITIES MARKETS SECURITIES GROWTH SECURITIES   MUTUAL SHARES
SUB-ACCOUNT    SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT
----------- ----------------  ------------------ ------------------ ----------------- ----------------
 $     --   $             --   $             --   $             --  $             --  $             --
       --                 --                 --                 --                --                --
       --                 --                 --                 --                --                --
       --                 --                 --                 --                --                --
       --                 --                 --                 --                --                --
       --                 --                 --                 --                --                --
       --                 --                 --                 --                --                --
       --                 --                 --                 --                --                --
       --                 --                 --                 --                --                --
       --                 --                 --                 --                --                --
  430,897                 --                 --                 --                --                --
       --            100,680                 --                 --                --                --
       --                 --          6,779,440                 --                --                --
       --                 --                 --          4,838,106                --                --
       --                 --                 --                 --           233,385                --
                                                                                               598,886
       --                 --                 --                 --                --                --
       --                 --                 --                 --                --                --
       --                 --                 --                 --                --                --
       --                 --                 --                 --                --                --
 --------   ----------------   ----------------   ----------------  ----------------  ----------------
  430,897            100,680          6,779,440          4,838,106           233,385           598,886
       --                 --                 --                 --                --                --
 --------   ----------------   ----------------   ----------------  ----------------  ----------------
  430,897            100,680          6,779,440          4,838,106           233,385           598,886
       --                (57)               (98)              (140)             (102)              (16)
 --------   ----------------   ----------------   ----------------  ----------------  ----------------
 $430,897   $        100,623   $      6,779,342   $      4,837,966  $        233,283  $        598,870
 ========   ================   ================   ================  ================  ================
   64,173              3,849            362,978            295,586            11,905            25,799
 $   6.71   $25.46 to $26.25   $13.82 to $37.24   $12.21 to $21.44  $18.41 to $20.01  $22.56 to $23.73

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2006

                                                                          FRANKLIN INCOME      FIDELITY
                                                                            SECURITIES       EQUITY-INCOME
                                                                            SUB-ACCOUNT       SUB-ACCOUNT
                                                                         ----------------  ----------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
RUSSELL INVESTMENT FUNDS ("RUSSELL FUND"):
Russell Multi-Style Equity Portfolio
 13,927 shares; cost $162,976........................................... $             --  $             --
Russell Aggressive Equity Portfolio
 2,957 shares; cost $35,331.............................................               --                --
Russell Non-U.S. Portfolio
 3,360 shares; cost $30,469.............................................               --                --
Russell Core Bond Portfolio
 28,703 shares; cost $294,686...........................................               --                --
Russell Real Estate Securities Portfolio
 4,262 shares; cost $53,902.............................................               --                --
AIM VARIABLE INSURANCE PORTFOLIOS, INC. ("AIM FUND"):
AIM V.I. Capital Appreciation Portfolio
 2,937 shares; cost $62,945.............................................               --                --
AIM V.I. International Growth Portfolio
 5,383 shares; cost $129,035............................................               --                --
ALLIANCE VARIABLE PRODUCTS SERIES PORTFOLIO, INC. ("ALLIANCE FUND"):
Alliance Bernstein Large-Cap Growth Portfolio
 150 shares; cost $3,812................................................               --                --
PUTNAM VARIABLE TRUST ("PUTNAM FUND"):
Putnam Growth & Income Portfolio
 7,260 shares; cost $175,285............................................               --                --
Putnam Equity Income Portfolio
 5,167 shares; cost $71,317.............................................               --                --
Putnam Vista Portfolio
 28,803 shares; cost $483,135...........................................               --                --
Putnam Small-Cap Value Portfolio
 4,148 shares; cost $95,026.............................................               --                --
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST ("TEMPLETON FUND"):
Templeton Foreign Securities Portfolio
 362,069 shares; cost $6,066,147........................................               --                --
Templeton Developing Markets Securities Portfolio
 350,762 shares; cost $4,067,169........................................               --                --
Templeton Growth Securities Portfolio
 14,651 shares; cost $215,950...........................................               --                --
Templeton Mutual Shares Portfolio
 29,257 shares; cost $557,737...........................................
Franklin Income Securities Portfolio
 278,337 shares; cost $4,567,014........................................        4,831,936                --
FIDELITY VARIABLE INSURANCE PRODUCTS PORTFOLIO ("FIDELITY FUND"):
Fidelity Equity-Income Portfolio
 2,240 shares; cost $54,128.............................................               --            57,960
Fidelity Mid-Cap Portfolio
 10,495 shares; cost $341,338...........................................               --                --
Fidelity VIP Contrafund Portfolio
 214,998 shares; cost $6,865,917........................................               --                --
                                                                         ----------------  ----------------
Total Investments.......................................................        4,831,936            57,960
Due from First MetLife Investors Insurance Company......................               --                --
                                                                         ----------------  ----------------
Total Assets............................................................        4,831,936            57,960
LIABILITIES:
Due to First MetLife Investors Insurance Company........................              (85)              (22)
                                                                         ----------------  ----------------
NET ASSETS.............................................................. $      4,831,851  $         57,938
                                                                         ================  ================
Outstanding Units.......................................................          112,418             3,262
Unit Fair Values........................................................ $38.83 to $45.21  $15.76 to $65.81


  The accompanying notes are an integral part of these financial statements.

                          FIDELITY          FIDELITY
                           MID-CAP         CONTRAFUND
                         SUB-ACCOUNT       SUB-ACCOUNT
                      ----------------  ----------------
                      $             --  $             --
                                    --                --
                                    --                --
                                    --                --
                                    --                --
                                    --                --
                                    --                --
                                    --                --
                                    --                --
                                    --                --
                                    --                --
                                    --                --
                                    --                --
                                    --                --
                                    --                --
                                    --                --
                                    --                --
                               359,466                --
                                    --         6,746,644
                      ----------------  ----------------
                               359,466         6,746,644
                                    --                --
                      ----------------  ----------------
                               359,466         6,746,644
                                   (47)              (73)
                      ----------------  ----------------
                      $        359,419  $      6,746,571
                      ================  ================
                                10,070           170,987
                      $34.80 to $35.93  $36.99 to $40.96

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2006

                                                                     METLIFE              FI
                                                                   STOCK INDEX    INTERNATIONAL STOCK
                                                                   SUB-ACCOUNT        SUB-ACCOUNT
                                                                ----------------  -------------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
METROPOLITAN SERIES FUND, INC. ("METROPOLITAN FUND"):
MetLife Stock Index Portfolio
 466,516 shares; cost $14,894,363.............................. $     16,505,346   $             --
FI International Stock Portfolio
 32,579 shares; cost $374,965..................................               --            498,457
BlackRock Bond Income Portfolio
 7,214 shares; cost $759,152...................................               --                 --
BlackRock Money Market Portfolio
 214,777 shares; cost $21,477,617..............................               --                 --
Davis Venture Value Portfolio
 1,445,403 shares; cost $40,503,039............................               --                 --
Harris Oakmark Focused Value Portfolio
 70,499 shares; cost $16,519,663...............................               --                 --
Jennison Growth Portfolio
 1,297,351 shares; cost $13,936,321 ...........................               --                 --
MFS Total Return Portfolio
 23,556 shares; cost $3,454,481................................               --                 --
Capital Guardian U.S. Equity Portfolio
 58,791 shares; cost $720,048..................................               --                 --
Western Asset Management Strategic Bond Opportunities Portfolio
 6,093 shares; cost $74,918....................................               --                 --
Western Asset Management U.S. Government Portfolio
 246,900 shares; cost $2,953,786...............................               --                 --
T. Rowe Price Small-Cap Growth Portfolio
 5,267 shares; cost $66,401....................................               --                 --
T. Rowe Price Large-Cap Growth Portfolio
 64,801 shares; cost $902,609..................................               --                 --
Franklin Templeton Small Cap Growth Portfolio
 26,599 shares; cost $276,032..................................               --                 --
BlackRock Strategic Value Portfolio
 1,254 shares; cost $21,575....................................               --                 --
Oppenheimer Global Equity Portfolio
 3,882 shares; cost $59,912....................................               --                 --
FI Large-Cap Portfolio
 9,906 shares; cost $141,639...................................               --                 --
Fl Value Leaders
 933 shares; cost $180,241.....................................               --                 --
MetLife Aggressive Portfolio
 39,866 shares; cost $443,036..................................               --                 --
MetLife Conservative Portfolio
 56,902 shares; cost $597,372..................................               --                 --
MetLife Conservative to Moderate Portfolio
 13,470 shares; cost $143,570..................................               --                 --
MetLife Moderate Portfolio
 256,391 shares; cost $2,804,181...............................               --                 --
MetLife Moderate to Aggressive Portfolio
 218,162 shares; cost $2,473,756...............................               --                 --
                                                                ----------------   ----------------
Total Investments..............................................       16,505,346            498,457
Due from First MetLife Investors Insurance Company.............               --                 --
                                                                ----------------   ----------------
Total Assets...................................................       16,505,346            498,457
LIABILITIES:
Due to First MetLife Investors Insurance Company...............              (87)               (52)
                                                                ----------------   ----------------
NET ASSETS..................................................... $     16,505,259   $        498,405
                                                                ================   ================
Outstanding Units..............................................        1,255,895             26,246
Unit Fair Values............................................... $12.91 to $13.34   $16.59 to $19.91

  The accompanying notes are an integral part of these financial statements.

    BLACKROCK        BLACKROCK       DAVIS VENTURE    HARRIS OAKMARK      JENNISON            MFS
   BOND INCOME      MONEY MARKET         VALUE        FOCUSED VALUE        GROWTH         TOTAL RETURN
   SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT
----------------  ---------------- ----------------  ----------------  ---------------  ----------------
$             --  $             -- $             --  $             --  $            --  $             --
              --                --               --                --               --                --
         777,411                --               --                --               --                --
              --        21,477,617               --                --               --                --
              --                --       50,502,373                --               --                --
              --                --               --        18,595,572               --                --
              --                --               --                --       16,385,548                --
              --                --               --                --               --         3,659,371
              --                --               --                --               --                --
              --                --               --                --               --                --
              --                --               --                --               --                --
              --                --               --                --               --                --
              --                --               --                --               --                --
              --                --               --                --               --                --
              --                --               --                --               --                --
              --                --               --                --               --                --
              --                --               --                --               --                --
              --                --               --                --               --                --
              --                --               --                --               --                --
              --                --               --                --               --                --
              --                --               --                --               --                --
              --                --               --                --               --                --
              --                --               --                --               --                --
----------------  ---------------- ----------------  ----------------  ---------------  ----------------
         777,411        21,477,617       50,502,373        18,595,572       16,385,548         3,659,371
              --                21               --                --               --                --
----------------  ---------------- ----------------  ----------------  ---------------  ----------------
         777,411        21,477,638       50,502,373        18,595,572       16,385,548         3,659,371
            (100)               --              (63)             (107)             (39)             (163)
----------------  ---------------- ----------------  ----------------  ---------------  ----------------
$        777,311  $     21,477,638 $     50,502,310  $     18,595,465  $    16,385,509  $      3,659,208
================  ================ ================  ================  ===============  ================
          17,516         2,096,094        3,498,617         1,040,267        1,396,542            86,321
$38.47 to $54.01  $10.06 to $10.78 $14.15 to $41.15  $17.53 to $18.16  $5.09 to $13.84  $12.87 to $50.86

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2006

                                                                CAPITAL GUARDIAN    WESTERN ASSET MANAGEMENT
                                                                  U.S. EQUITY     STRATEGIC BOND OPPORTUNITIES
                                                                  SUB-ACCOUNT             SUB-ACCOUNT
                                                                ----------------  ----------------------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
METROPOLITAN SERIES FUND, INC. ("METROPOLITAN FUND"):
MetLife Stock Index Portfolio
 466,516 shares; cost $14,894,363.............................. $             --        $             --
FI International Stock Portfolio
 32,579 shares; cost $374,965..................................               --                      --
BlackRock Bond Income Portfolio
 7,214 shares; cost $759,152...................................               --                      --
BlackRock Money Market Portfolio
 214,777 shares; cost $21,477,617..............................               --                      --
Davis Venture Value Portfolio
 1,445,403 shares; cost $40,503,039............................               --                      --
Harris Oakmark Focused Value Portfolio
 70,499 shares; cost $16,519,663...............................               --                      --
Jennison Growth Portfolio
 1,297,351 shares; cost $13,936,321 ...........................               --                      --
MFS Total Return Portfolio
 23,556 shares; cost $3,454,481................................               --                      --
Capital Guardian U.S. Equity Portfolio
 58,791 shares; cost $720,048..................................          778,173                      --
Western Asset Management Strategic Bond Opportunities Portfolio
 6,093 shares; cost $74,918....................................               --                  76,344
Western Asset Management U.S. Government Portfolio
 246,900 shares; cost $2,953,786...............................               --                      --
T. Rowe Price Small-Cap Growth Portfolio
 5,267 shares; cost $66,401....................................               --                      --
T. Rowe Price Large-Cap Growth Portfolio
 64,801 shares; cost $902,609..................................               --                      --
Franklin Templeton Small Cap Growth Portfolio
 26,599 shares; cost $276,032..................................               --                      --
BlackRock Strategic Value Portfolio
 1,254 shares; cost $21,575....................................               --                      --
Oppenheimer Global Equity Portfolio
 3,882 shares; cost $59,912....................................               --                      --
FI Large-Cap Portfolio
 9,906 shares; cost $141,639...................................               --                      --
Fl Value Leaders
 933 shares; cost $180,241.....................................               --                      --
MetLife Aggressive Portfolio
 39,866 shares; cost $443,036..................................               --                      --
MetLife Conservative Portfolio
 56,902 shares; cost $597,372..................................               --                      --
MetLife Conservative to Moderate Portfolio
 13,470 shares; cost $143,570..................................               --                      --
MetLife Moderate Portfolio
 256,391 shares; cost $2,804,181...............................               --                      --
MetLife Moderate to Aggressive Portfolio
 218,162 shares; cost $2,473,756...............................               --                      --
                                                                ----------------        ----------------
Total Investments..............................................          778,173                  76,344
Due from First MetLife Investors Insurance Company.............               --                      --
                                                                ----------------        ----------------
Total Assets...................................................          778,173                  76,344
LIABILITIES:
Due to First MetLife Investors Insurance Company...............              (35)                    (23)
                                                                ----------------        ----------------
NET ASSETS..................................................... $        778,138        $         76,321
                                                                ================        ================
Outstanding Units..............................................           60,688                   3,696
Unit Fair Values............................................... $12.77 to $13.23        $20.43 to $22.38

  The accompanying notes are an integral part of these financial statements.

WESTERN ASSET MANAGEMENT  T. ROWE PRICE     T. ROWE PRICE    FRANKLIN TEMPLETON     BLACKROCK        OPPENHEIMER
    U.S. GOVERNMENT      SMALL-CAP GROWTH  LARGE-CAP GROWTH   SMALL-CAP GROWTH   STRATEGIC VALUE    GLOBAL EQUITY
      SUB-ACCOUNT          SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT
------------------------ ----------------  ----------------  ------------------ ----------------  ----------------
    $             --     $             --  $             --   $             --  $             --  $             --
                  --                   --                --                 --                --                --
                  --                   --                --                 --                --                --
                  --                   --                --                 --                --                --
                  --                   --                --                 --                --                --
                  --                   --                --                 --                --                --
                  --                   --                --                 --                --                --
                  --                   --                --                 --                --                --
                  --                   --                --                 --                --                --
                  --                   --                --                 --                --                --
           3,026,010                   --                --                 --                --                --
                  --               81,216                --                 --                --                --
                  --                   --           984,480                 --                --                --
                  --                   --                --            287,001                --                --
                  --                   --                --                 --            21,951                --
                  --                   --                --                 --                --            65,218
                  --                   --                --                 --                --                --
                  --                   --                --                 --                --                --
                  --                   --                --                 --                --                --
                  --                   --                --                 --                --                --
                  --                   --                --                 --                --                --
                  --                   --                --                 --                --                --
                  --                   --                --                 --                --                --
    ----------------     ----------------  ----------------   ----------------  ----------------  ----------------
           3,026,010               81,216           984,480            287,001            21,951            65,218
                  --                   --                --                 --                --                --
    ----------------     ----------------  ----------------   ----------------  ----------------  ----------------
           3,026,010               81,216           984,480            287,001            21,951            65,218
                (155)                 (26)               (7)               (28)              (42)              (66)
    ----------------     ----------------  ----------------   ----------------  ----------------  ----------------
    $      3,025,855     $         81,190  $        984,473   $        286,973  $         21,909  $         65,152
    ================     ================  ================   ================  ================  ================
             192,698                5,516            69,795             26,486             1,028             3,382
    $14.50 to $16.38     $14.58 to $15.70  $14.01 to $14.89   $10.62 to $10.93  $20.78 to $22.25  $18.38 to $20.58

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2006

                                                                       FI                FL
                                                                    LARGE CAP       VALUE LEADERS
                                                                   SUB-ACCOUNT       SUB-ACCOUNT
                                                                ----------------  ----------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
METROPOLITAN SERIES FUND, INC. ("METROPOLITAN FUND"):
MetLife Stock Index Portfolio
 466,516 shares; cost $14,894,363.............................. $             --  $             --
FI International Stock Portfolio
 32,579 shares; cost $374,965..................................               --                --
BlackRock Bond Income Portfolio
 7,214 shares; cost $759,152...................................               --                --
BlackRock Money Market Portfolio
 214,777 shares; cost $21,477,617..............................               --                --
Davis Venture Value Portfolio
 1,445,403 shares; cost $40,503,039............................               --                --
Harris Oakmark Focused Value Portfolio
 70,499 shares; cost $16,519,663...............................               --                --
Jennison Growth Portfolio
 1,297,351 shares; cost $13,936,321 ...........................               --                --
MFS Total Return Portfolio
 23,556 shares; cost $3,454,481................................               --                --
Capital Guardian U.S. Equity Portfolio
 58,791 shares; cost $720,048..................................               --                --
Western Asset Management Strategic Bond Opportunities Portfolio
 6,093 shares; cost $74,918....................................               --                --
Western Asset Management U.S. Government Portfolio
 246,900 shares; cost $2,953,786...............................               --                --
T. Rowe Price Small-Cap Growth Portfolio
 5,267 shares; cost $66,401....................................               --                --
T. Rowe Price Large-Cap Growth Portfolio
 64,801 shares; cost $902,609..................................               --                --
Franklin Templeton Small Cap Growth Portfolio
 26,599 shares; cost $276,032..................................               --                --
BlackRock Strategic Value Portfolio
 1,254 shares; cost $21,575....................................               --                --
Oppenheimer Global Equity Portfolio
 3,882 shares; cost $59,912....................................               --                --
FI Large-Cap Portfolio
 9,906 shares; cost $141,639...................................          149,775                --
Fl Value Leaders
 933 shares; cost $180,241.....................................               --           194,017
MetLife Aggressive Portfolio
 39,866 shares; cost $443,036..................................               --                --
MetLife Conservative Portfolio
 56,902 shares; cost $597,372..................................               --                --
MetLife Conservative to Moderate Portfolio
 13,470 shares; cost $143,570..................................               --                --
MetLife Moderate Portfolio
 256,391 shares; cost $2,804,181...............................               --                --
MetLife Moderate to Aggressive Portfolio
 218,162 shares; cost $2,473,756...............................               --                --
                                                                ----------------  ----------------
Total Investments..............................................          149,775           194,017
Due from First MetLife Investors Insurance Company.............               --                --
                                                                ----------------  ----------------
Total Assets...................................................          149,775           194,017
LIABILITIES:
Due to First MetLife Investors Insurance Company...............             (113)              (80)
                                                                ----------------  ----------------
NET ASSETS..................................................... $        149,662  $        193,937
                                                                ================  ================
Outstanding Units..............................................            8,734             9,168
Unit Fair Values............................................... $16.16 to $17.74  $19.83 to $21.76

  The accompanying notes are an integral part of these financial statements.

       METLIFE                METLIFE                       METLIFE                     METLIFE
AGGRESSIVE ALLOCATION CONSERVATIVE ALLOCATION CONSERVATIVE TO MODERATE ALLOCATION MODERATE ALLOCATION
     SUB-ACCOUNT            SUB-ACCOUNT                   SUB-ACCOUNT                 SUB-ACCOUNT
--------------------- ----------------------- ----------------------------------- -------------------
  $             --       $             --              $             --            $             --
                --                     --                            --                          --
                --                     --                            --                          --
                --                     --                            --                          --
                --                     --                            --                          --
                --                     --                            --                          --
                --                     --                            --                          --
                --                     --                            --                          --
                --                     --                            --                          --
                --                     --                            --                          --
                --                     --                            --                          --
                --                     --                            --                          --
                --                     --                            --                          --
                --                     --                            --                          --
                --                     --                            --                          --
                --                     --                            --                          --
                --                     --                            --                          --
                --                     --                            --                          --
           487,964                     --                            --                          --
                --                599,743                            --                          --
                --                     --                       148,435                          --
                --                     --                            --                   2,943,372
                --                     --                            --                          --
  ----------------       ----------------              ----------------            ----------------
           487,964                599,743                       148,435                   2,943,372
                --                     --                            --                          --
  ----------------       ----------------              ----------------            ----------------
           487,964                599,743                       148,435                   2,943,372
               (51)                   (27)                          (47)                        (23)
  ----------------       ----------------              ----------------            ----------------
  $        487,913       $        599,716              $        148,388            $      2,943,349
  ================       ================              ================            ================
            39,044                 55,733                        13,244                     251,739
  $12.39 to $12.57       $10.65 to $10.81              $11.10 to $11.26            $11.58 to $11.75

             METLIFE
MODERATE TO AGGRESSIVE ALLOCATION
           SUB-ACCOUNT
---------------------------------
        $             --
                      --
                      --
                      --
                      --
                      --
                      --
                      --
                      --
                      --
                      --
                      --
                      --
                      --
                      --
                      --
                      --
                      --
                      --
                      --
                      --
                      --
               2,604,857
        ----------------
               2,604,857
                      --
        ----------------
               2,604,857
                      --
        ----------------
        $      2,604,857
        ================
                 218,070
        $11.84 to $12.01

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2006

                                                                         PIMCO            PIMCO
                                                                    HIGH YIELD BOND    LOW DURATION
                                                                      SUB-ACCOUNT      SUB-ACCOUNT
                                                                   ----------------  ----------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
PIMCO VARIABLE INSURANCE TRUST ("PIMCO FUND"):
PIMCO High Bond Portfolio
 16,489 shares; cost $134,619..................................... $        137,519  $             --
PIMCO Low Duration Portfolio
 11,623 shares; cost $119,005.....................................               --           116,932
PIONEER VARIABLE CONTRACTS TRUST: ("PIONEER FUND")
Pioneer VCT Mid-Cap Portfolio
 10,288 shares; cost $198,423.....................................               --                --
AMERICAN FUNDS INSURANCE SERIES ("AMERICAN FUNDS"):
American Funds Global Growth Portfolio
 226,958 shares; cost $4,814,887..................................               --                --
American Funds Growth and Income Portfolio
 171,994 shares; cost $6,896,264..................................               --                --
American Funds Growth Portfolio
 151,309 shares; cost $9,223,078..................................               --                --
MORGAN STANLEY VARIABLE INVESTMENT SERIES ("MORGAN STANLEY FUND"):
Van Kampen UIF Equity and Income Portfolio
 103,077 shares; cost $1,472,354..................................               --                --
Van Kampen UIF U.S. Real Estate Securities Portfolio
 24,514 shares; cost $683,055.....................................               --                --
VAN KAMPEN LIFE INVESTMENT TRUST: ("VAN KAMPEN FUND")
Van Kampen LIT Comstock Portfolio
 31,116 shares; cost $429,730.....................................               --                --
Van Kampen LIT Strategic Growth Portfolio
 6,488 shares; cost $176,923......................................               --                --
Van Kampen LIT Growth and Income Portfolio
 22,519 shares; cost $464,699.....................................               --                --
LEGG MASON PARTNERS VARIABLE PORTFOLIOS I: ("LMPV I FUND")
Legg Mason Partners Variable Global High Yield Bond Portfolio
 128,705 shares; cost $1,281,719..................................               --                --
Legg Mason Partners Variable Small-Cap Growth Portfolio
 73,905 shares; cost $1,054,940...................................               --                --
Legg Mason Partners Variable Investors Portfolio
 8,620 shares; cost $135,995......................................               --                --
LEGG MASON PARTNERS VARIABLE PORTFOLIOS II: ("LMPV II FUND")
Legg Mason Partners Variable Capital and Income Portfolio
 61,114 shares; cost $684,366.....................................               --                --
Legg Mason Partners Variable Equity Index Portfolio
 85,946 shares; cost $2,792,596...................................               --                --
                                                                   ----------------  ----------------
Total Investments.................................................          137,519           116,932
Due from First MetLife Investors Insurance Company................               --                --
                                                                   ----------------  ----------------
Total Assets......................................................          137,519           116,932
LIABILITIES:
Due to First MetLife Investors Insurance Company..................              (14)              (22)
                                                                   ----------------  ----------------
NET ASSETS........................................................ $        137,505  $        116,910
                                                                   ================  ================
Outstanding Units.................................................            9,739             9,448
Unit Fair Values.................................................. $14.03 to $14.33  $12.33 to $12.53

  The accompanying notes are an integral part of these financial statements.

     PIONEER       AMERICAN FUNDS    AMERICAN FUNDS      AMERICAN FUNDS        VAN KAMPEN                VAN KAMPEN
VCT MID-CAP VALUE  GLOBAL GROWTH     GROWTH & INCOME         GROWTH        UIF EQUITY & INCOME UIF U.S. REAL ESTATE SECURITIES
   SUB-ACCOUNT      SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT               SUB-ACCOUNT
----------------- ----------------  -----------------  ------------------  ------------------- -------------------------------
$             --  $             --  $              --  $               --   $             --          $             --
              --                --                 --                  --                 --                        --
         208,220                --                 --                  --                 --                        --
              --         5,285,847                 --                  --                 --                        --
              --                --          7,256,421                  --                 --                        --
              --                --                 --           9,695,869                 --                        --
              --                --                 --                  --          1,534,814                        --
              --                --                 --                  --                 --                   719,719
              --                --                 --                  --                 --                        --
              --                --                 --                  --                 --                        --
              --                --                 --                  --                 --                        --
              --                --                 --                  --                 --                        --
              --                --                 --                  --                 --                        --
              --                --                 --                  --                 --                        --
              --                --                 --                  --                 --                        --
              --                --                 --                  --                 --                        --
----------------  ----------------  -----------------  ------------------   ----------------          ----------------
         208,220         5,285,847          7,256,421           9,695,869          1,534,814                   719,719
              --                --                 --                  --                 89                        --
----------------  ----------------  -----------------  ------------------   ----------------          ----------------
         208,220         5,285,847          7,256,421           9,695,869          1,534,903                   719,719
             (93)             (183)               (44)               (153)               (36)                      (31)
----------------  ----------------  -----------------  ------------------   ----------------          ----------------
$        208,127  $      5,285,664  $       7,256,377  $        9,695,716   $      1,534,867          $        719,688
================  ================  =================  ==================   ================          ================
           6,585           209,756             67,192              65,239            103,030                    23,991
$30.41 to $31.88  $23.74 to $27.58  $94.31 to $115.89  $129.74 to $159.43   $14.74 to $14.96          $29.52 to $30.20

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2006

                                                                      VAN KAMPEN          VAN KAMPEN
                                                                     LIT COMSTOCK    LIT STRATEGIC GROWTH
                                                                     SUB-ACCOUNT         SUB-ACCOUNT
                                                                   ----------------  --------------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
PIMCO VARIABLE INSURANCE TRUST ("PIMCO FUND"):
PIMCO High Bond Portfolio
 16,489 shares; cost $134,619..................................... $             --     $           --
PIMCO Low Duration Portfolio
 11,623 shares; cost $119,005.....................................               --                 --
PIONEER VARIABLE CONTRACTS TRUST: ("PIONEER FUND")
Pioneer VCT Mid-Cap Portfolio
 10,288 shares; cost $198,423.....................................               --                 --
AMERICAN FUNDS INSURANCE SERIES ("AMERICAN FUNDS"):
American Funds Global Growth Portfolio
 226,958 shares; cost $4,814,887..................................               --                 --
American Funds Growth and Income Portfolio
 171,994 shares; cost $6,896,264..................................               --                 --
American Funds Growth Portfolio
 151,309 shares; cost $9,223,078..................................               --                 --
MORGAN STANLEY VARIABLE INVESTMENT SERIES ("MORGAN STANLEY FUND"):
Van Kampen UIF Equity and Income Portfolio
 103,077 shares; cost $1,472,354..................................               --                 --
Van Kampen UIF U.S. Real Estate Securities Portfolio
 24,514 shares; cost $683,055.....................................               --                 --
VAN KAMPEN LIFE INVESTMENT TRUST: ("VAN KAMPEN FUND")
Van Kampen LIT Comstock Portfolio
 31,116 shares; cost $429,730.....................................          457,400                 --
Van Kampen LIT Strategic Growth Portfolio
 6,488 shares; cost $176,923......................................               --            185,154
Van Kampen LIT Growth and Income Portfolio
 22,519 shares; cost $464,699.....................................               --                 --
LEGG MASON PARTNERS VARIABLE PORTFOLIOS I: ("LMPV I FUND")
Legg Mason Partners Variable Global High Yield Bond Portfolio
 128,705 shares; cost $1,281,719..................................               --                 --
Legg Mason Partners Variable Small-Cap Growth Portfolio
 73,905 shares; cost $1,054,940...................................               --                 --
Legg Mason Partners Variable Investors Portfolio
 8,620 shares; cost $135,995......................................               --                 --
LEGG MASON PARTNERS VARIABLE PORTFOLIOS II: ("LMPV II FUND")
Legg Mason Partners Variable Capital and Income Portfolio
 61,114 shares; cost $684,366.....................................               --                 --
Legg Mason Partners Variable Equity Index Portfolio
 85,946 shares; cost $2,792,596...................................               --                 --
                                                                   ----------------     --------------
Total Investments.................................................          457,400            185,154
Due from First MetLife Investors Insurance Company................               --                 --
                                                                   ----------------     --------------
Total Assets......................................................          457,400            185,154
LIABILITIES:
Due to First MetLife Investors Insurance Company..................              (72)               (34)
                                                                   ----------------     --------------
NET ASSETS........................................................ $        457,328     $      185,120
                                                                   ================     ==============
Outstanding Units.................................................           29,778             38,312
Unit Fair Values.................................................. $15.09 to $15.48     $4.63 to $4.87

  The accompanying notes are an integral part of these financial statements.

    VAN KAMPEN               LMPV                LMPV              LMPV              LMPV              LMPV
LIT GROWTH & INCOME GLOBAL HIGH YIELD BOND SMALL-CAP GROWTH      INVESTORS     CAPITAL & INCOME  EQUITY INDEX FUND
    SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT      SUB-ACCOUNT        SUB-ACCOUNT
------------------- ---------------------- ----------------  ----------------  ----------------  -----------------
 $             --      $             --    $             --  $             --  $             --   $            --
               --                    --                  --                --                --                --
               --                    --                  --                --                --                --
               --                    --                  --                --                --                --
               --                    --                  --                --                --                --
               --                    --                  --                --                --                --
               --                    --                  --                --                --                --
               --                    --                  --                --                --                --
               --                    --                  --                --                --                --
               --                    --                  --                --                --                --
          494,511                    --                  --                --                --                --
               --             1,265,167                  --                --                --                --
               --                    --           1,083,444                --                --                --
               --                    --                  --           142,655                                  --
               --                    --                  --                --           705,256                --
               --                    --                  --                --                --         2,930,866
 ----------------      ----------------    ----------------  ----------------  ----------------   ---------------
          494,511             1,265,167           1,083,444           142,655           705,256         2,930,866
               --                    --                  --                --                --                --
 ----------------      ----------------    ----------------  ----------------  ----------------   ---------------
          494,511             1,265,167           1,083,444           142,655           705,256         2,930,866
              (65)                 (138)                (80)              (36)               (9)             (111)
 ----------------      ----------------    ----------------  ----------------  ----------------   ---------------
 $        494,446      $      1,265,029    $      1,083,364  $        142,619  $        705,247   $     2,930,755
 ================      ================    ================  ================  ================   ===============
           35,031                77,538              82,352             8,665            60,594           110,285
 $13.84 to $14.19      $15.48 to $16.73    $12.81 to $13.36  $15.74 to $17.05  $11.58 to $11.66   $9.61 to $28.80

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2006

                                                                                                   LMPV
                                                                                             FUNDAMENTAL VALUE
                                                                                                SUB-ACCOUNT
                                                                                             -----------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
LEGG MASON PARTNERS VARIABLE PORTFOLIOS II: ("LMPV II FUND") -- (CONTINUED)
Legg Mason Partners Variable Fundamental Value Portfolio
 95,798 shares; cost $2,136,589............................................................. $      2,183,231
Legg Mason Partners Variable Appreciation Portfolio
 57,949 shares; cost $1,513,048.............................................................               --
Legg Mason Partners Variable Growth & Income Portfolio
 17,935 shares; cost $183,958...............................................................               --
LEGG MASON PARTNERS VARIABLE PORTFOLIOS III: ("LMPV III FUND")
Legg Mason Partners Variable Adjustable Rate Income Portfolio
 11,885 shares; cost $120,928...............................................................               --
Legg Mason Partners Variable Aggressive Growth Portfolio
 336,361 shares; cost $5,177,825............................................................               --
Legg Mason Partners Variable Large-Cap Growth Portfolio
 9,832 shares; cost $148,181................................................................               --
Legg Mason Partners Variable Large-Cap Value Portfolio
 5,978 shares; cost $120,722................................................................               --
Legg Mason Partners Variable Money Market Portfolio
 4,420,616 shares; cost $4,420,616..........................................................               --
Legg Mason Partners Variable Social Awareness Stock Portfolio
 269 shares; cost $6,637....................................................................               --
LEGG MASON PARTNERS VARIABLE PORTFOLIOS IV: ("LMPV IV FUND")
Legg Mason Partners Variable Balanced Multiple Discipline All-Cap Growth and Value Portfolio
 148,192 shares; cost $2,082,848............................................................               --
Legg Mason Partners Variable Multiple Discipline All-Cap Growth and Value Portfolio
 30,627 shares; cost $484,420...............................................................               --
Legg Mason Partners Variable Multiple Discipline Large-Cap Growth and Value Portfolio
 1,911 shares; cost $30,489.................................................................               --
Legg Mason Partners Variable Multiple Discipline Global All-Cap Growth and Value Portfolio
 58,898 shares; cost $1,002,578.............................................................               --
LEGG MASON PARTNERS INVESTMENT SERIES: ("LMPI FUND")
Legg Mason Partners Variable Dividend Strategy Portfolio
 14,034 shares; cost $136,990...............................................................               --
LEGG MASON PARTNERS LIFESTYLE SERIES: ("LMPL FUND")
Legg Mason Partners Variable Lifestyle Balanced Portfolio
 16,427 shares; cost $204,492...............................................................               --
Legg Mason Partners Variable Lifestyle Growth Portfolio
 448 shares; cost $4,899....................................................................               --
Legg Mason Partners Variable Lifestyle High Growth Portfolio
 100 shares; cost $1,399....................................................................               --
                                                                                             ----------------
Total Investments...........................................................................        2,183,231
Due from First MetLife Investors Insurance Company..........................................               --
                                                                                             ----------------
Total Assets................................................................................        2,183,231
LIABILITIES:
Due to First MetLife Investors Insurance Company............................................             (120)
                                                                                             ----------------
NET ASSETS.................................................................................. $      2,183,111
                                                                                             ================
Outstanding Units...........................................................................           63,532
Unit Fair Values............................................................................ $31.66 to $35.61

                                                                                                     LMPV
                                                                                             CAPITAL APPRECIATION
                                                                                                 SUB-ACCOUNT
                                                                                             --------------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
LEGG MASON PARTNERS VARIABLE PORTFOLIOS II: ("LMPV II FUND") -- (CONTINUED)
Legg Mason Partners Variable Fundamental Value Portfolio
 95,798 shares; cost $2,136,589.............................................................   $             --
Legg Mason Partners Variable Appreciation Portfolio
 57,949 shares; cost $1,513,048.............................................................          1,550,135
Legg Mason Partners Variable Growth & Income Portfolio
 17,935 shares; cost $183,958...............................................................                 --
LEGG MASON PARTNERS VARIABLE PORTFOLIOS III: ("LMPV III FUND")
Legg Mason Partners Variable Adjustable Rate Income Portfolio
 11,885 shares; cost $120,928...............................................................                 --
Legg Mason Partners Variable Aggressive Growth Portfolio
 336,361 shares; cost $5,177,825............................................................                 --
Legg Mason Partners Variable Large-Cap Growth Portfolio
 9,832 shares; cost $148,181................................................................                 --
Legg Mason Partners Variable Large-Cap Value Portfolio
 5,978 shares; cost $120,722................................................................                 --
Legg Mason Partners Variable Money Market Portfolio
 4,420,616 shares; cost $4,420,616..........................................................                 --
Legg Mason Partners Variable Social Awareness Stock Portfolio
 269 shares; cost $6,637....................................................................                 --
LEGG MASON PARTNERS VARIABLE PORTFOLIOS IV: ("LMPV IV FUND")
Legg Mason Partners Variable Balanced Multiple Discipline All-Cap Growth and Value Portfolio
 148,192 shares; cost $2,082,848............................................................                 --
Legg Mason Partners Variable Multiple Discipline All-Cap Growth and Value Portfolio
 30,627 shares; cost $484,420...............................................................                 --
Legg Mason Partners Variable Multiple Discipline Large-Cap Growth and Value Portfolio
 1,911 shares; cost $30,489.................................................................                 --
Legg Mason Partners Variable Multiple Discipline Global All-Cap Growth and Value Portfolio
 58,898 shares; cost $1,002,578.............................................................                 --
LEGG MASON PARTNERS INVESTMENT SERIES: ("LMPI FUND")
Legg Mason Partners Variable Dividend Strategy Portfolio
 14,034 shares; cost $136,990...............................................................                 --
LEGG MASON PARTNERS LIFESTYLE SERIES: ("LMPL FUND")
Legg Mason Partners Variable Lifestyle Balanced Portfolio
 16,427 shares; cost $204,492...............................................................                 --
Legg Mason Partners Variable Lifestyle Growth Portfolio
 448 shares; cost $4,899....................................................................                 --
Legg Mason Partners Variable Lifestyle High Growth Portfolio
 100 shares; cost $1,399....................................................................                 --
                                                                                               ----------------
Total Investments...........................................................................          1,550,135
Due from First MetLife Investors Insurance Company..........................................                 --
                                                                                               ----------------
Total Assets................................................................................          1,550,135
LIABILITIES:
Due to First MetLife Investors Insurance Company............................................               (229)
                                                                                               ----------------
NET ASSETS..................................................................................   $      1,549,906
                                                                                               ================
Outstanding Units...........................................................................             50,231
Unit Fair Values............................................................................   $27.95 to $32.05

  The accompanying notes are an integral part of these financial statements.

      LMPV                 LMPV                LMPV              LMPV              LMPV              LMPV
 GROWTH & INCOME  ADJUSTABLE RATE INCOME AGGRESSIVE GROWTH LARGE-CAP GROWTH   LARGE-CAP VALUE    MONEY MARKET
   SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT      SUB-ACCOUNT        SUB-ACCOUNT      SUB-ACCOUNT
----------------  ---------------------- ----------------- ----------------  ----------------  ----------------
$             --     $             --    $             --  $             --  $             --  $             --
              --                   --                  --                --                --                --
         196,743                   --                  --                --                --                --
              --              117,422                  --                --                --                --
              --                   --           5,435,592                --                --                --
              --                   --                  --           155,045                --                --
              --                   --                  --                --           129,787                --
              --                   --                  --                --                --         4,420,616
              --                   --                  --                --                --                --
              --                   --                  --                --                --                --
              --                   --                  --                --                --                --
              --                   --                  --                --                --                --
              --                   --                  --                --                --                --
              --                   --                  --                --                --                --
              --                   --                  --                --                --                --
              --                   --                  --                --                --                --
              --                   --                  --                --                --                --
----------------     ----------------    ----------------  ----------------  ----------------  ----------------
         196,743              117,422           5,435,592           155,045           129,787         4,420,616
              --                   --                  --                --                --                --
----------------     ----------------    ----------------  ----------------  ----------------  ----------------
         196,743              117,422           5,435,592           155,045           129,787         4,420,616
             (59)                 (65)               (117)             (126)              (48)              (87)
----------------     ----------------    ----------------  ----------------  ----------------  ----------------
$        196,684     $        117,357    $      5,435,475  $        154,919  $        129,739  $      4,420,529
================     ================    ================  ================  ================  ================
          19,100               11,506             402,453            11,283             5,283           340,316
$10.05 to $10.35     $10.04 to $10.33    $13.12 to $13.68  $13.11 to $14.18  $23.80 to $25.02  $11.93 to $13.35

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONCLUDED)
                               DECEMBER 31, 2006


                                                                                                      LMPV
                                                                                             SOCIAL AWARENESS STOCK
                                                                                                  SUB-ACCOUNT
                                                                                             ----------------------
LEGG MASON PARTNERS VARIABLE PORTFOLIOS III: ("LMPV III FUND") -- (CONTINUED)
Legg Mason Partners Variable Fundamental Value Portfolio
 95,798 shares; cost $2,136,589.............................................................    $             --
Legg Mason Partners Variable Appreciation Portfolio
 57,949 shares; cost $1,513,048.............................................................                  --
Legg Mason Partners Variable Growth & Income Portfolio
 17,935 shares; cost $183,958...............................................................                  --
LEGG MASON PARTNERS VARIABLE PORTFOLIOS III: ("LMPV III FUND")
Legg Mason Partners Variable Adjustable Rate Income Portfolio
 11,885 shares; cost $120,928...............................................................                  --
Legg Mason Partners Variable Aggressive Growth Portfolio
 336,361 shares; cost $5,177,825............................................................                  --
Legg Mason Partners Variable Large-Cap Growth Portfolio
 9,832 shares; cost $148,181................................................................                  --
Legg Mason Partners Variable Large-Cap Value Portfolio
 5,978 shares; cost $120,722................................................................                  --
Legg Mason Partners Variable Money Market Portfolio
 4,420,616 shares; cost $4,420,616..........................................................                  --
Legg Mason Partners Variable Social Awareness Stock Portfolio
 269 shares; cost $6,637....................................................................               7,259
LEGG MASON PARTNERS VARIABLE PORTFOLIOS IV: ("LMPV IV FUND")
Legg Mason Partners Variable Balanced Multiple Discipline All-Cap Growth and Value Portfolio
 148,192 shares; cost $2,082,848............................................................                  --
Legg Mason Partners Variable Multiple Discipline All-Cap Growth and Value Portfolio
 30,627 shares; cost $484,420...............................................................                  --
Legg Mason Partners Variable Multiple Discipline Large-Cap Growth and Value Portfolio
 1,911 shares; cost $30,489.................................................................                  --
Legg Mason Partners Variable Multiple Discipline Global All-Cap Growth and Value Portfolio
 58,898 shares; cost $1,002,578.............................................................                  --
LEGG MASON PARTNERS INVESTMENT SERIES: ("LMPI FUND")
Legg Mason Partners Variable Dividend Strategy Portfolio
 14,034 shares; cost $136,990...............................................................                  --
LEGG MASON PARTNERS LIFESTYLE SERIES: ("LMPL FUND")
Legg Mason Partners Variable Lifestyle Balanced Portfolio
 16,427 shares; cost $204,492...............................................................                  --
Legg Mason Partners Variable Lifestyle Growth Portfolio
 448 shares; cost $4,899....................................................................                  --
Legg Mason Partners Variable Lifestyle High Growth Portfolio
 100 shares; cost $1,399....................................................................                  --
                                                                                                ----------------
Total Investments...........................................................................               7,259
Due from First MetLife Investors Insurance Company..........................................                  --
                                                                                                ----------------
Total Assets................................................................................               7,259
LIABILITIES:
Due to First MetLife Investors Insurance Company............................................                 (42)
                                                                                                ----------------
NET ASSETS..................................................................................    $          7,217
                                                                                                ================
Outstanding Units...........................................................................                 260
Unit Fair Values............................................................................    $26.26 to $27.85

                                                                                                         LMPV
                                                                                             MULTIPLE DISCIPLINE BALANCED
                                                                                                ALL-CAP GROWTH & VALUE
                                                                                                     SUB-ACCOUNT
                                                                                             ----------------------------
LEGG MASON PARTNERS VARIABLE PORTFOLIOS III: ("LMPV III FUND") -- (CONTINUED)
Legg Mason Partners Variable Fundamental Value Portfolio
 95,798 shares; cost $2,136,589.............................................................       $             --
Legg Mason Partners Variable Appreciation Portfolio
 57,949 shares; cost $1,513,048.............................................................                     --
Legg Mason Partners Variable Growth & Income Portfolio
 17,935 shares; cost $183,958...............................................................                     --
LEGG MASON PARTNERS VARIABLE PORTFOLIOS III: ("LMPV III FUND")
Legg Mason Partners Variable Adjustable Rate Income Portfolio
 11,885 shares; cost $120,928...............................................................                     --
Legg Mason Partners Variable Aggressive Growth Portfolio
 336,361 shares; cost $5,177,825............................................................                     --
Legg Mason Partners Variable Large-Cap Growth Portfolio
 9,832 shares; cost $148,181................................................................                     --
Legg Mason Partners Variable Large-Cap Value Portfolio
 5,978 shares; cost $120,722................................................................                     --
Legg Mason Partners Variable Money Market Portfolio
 4,420,616 shares; cost $4,420,616..........................................................                     --
Legg Mason Partners Variable Social Awareness Stock Portfolio
 269 shares; cost $6,637....................................................................                     --
LEGG MASON PARTNERS VARIABLE PORTFOLIOS IV: ("LMPV IV FUND")
Legg Mason Partners Variable Balanced Multiple Discipline All-Cap Growth and Value Portfolio
 148,192 shares; cost $2,082,848............................................................              2,105,811
Legg Mason Partners Variable Multiple Discipline All-Cap Growth and Value Portfolio
 30,627 shares; cost $484,420...............................................................                     --
Legg Mason Partners Variable Multiple Discipline Large-Cap Growth and Value Portfolio
 1,911 shares; cost $30,489.................................................................                     --
Legg Mason Partners Variable Multiple Discipline Global All-Cap Growth and Value Portfolio
 58,898 shares; cost $1,002,578.............................................................                     --
LEGG MASON PARTNERS INVESTMENT SERIES: ("LMPI FUND")
Legg Mason Partners Variable Dividend Strategy Portfolio
 14,034 shares; cost $136,990...............................................................                     --
LEGG MASON PARTNERS LIFESTYLE SERIES: ("LMPL FUND")
Legg Mason Partners Variable Lifestyle Balanced Portfolio
 16,427 shares; cost $204,492...............................................................                     --
Legg Mason Partners Variable Lifestyle Growth Portfolio
 448 shares; cost $4,899....................................................................                     --
Legg Mason Partners Variable Lifestyle High Growth Portfolio
 100 shares; cost $1,399....................................................................                     --
                                                                                                   ----------------
Total Investments...........................................................................              2,105,811
Due from First MetLife Investors Insurance Company..........................................                 31,457
                                                                                                   ----------------
Total Assets................................................................................              2,137,268
LIABILITIES:
Due to First MetLife Investors Insurance Company............................................                    (57)
                                                                                                   ----------------
NET ASSETS..................................................................................       $      2,137,211
                                                                                                   ================
Outstanding Units...........................................................................                147,857
Unit Fair Values............................................................................       $14.18 to $14.70


  The accompanying notes are an integral part of these financial statements.

         LMPV                 LMPV                    LMPV
 MULTIPLE DISCIPLINE   MULTIPLE DISCIPLINE MULTIPLE DISCIPLINE GLOBAL       LMPV               LMPV              LMPV
ALL-CAP GROWTH & VALUE LARGE-CAP GROWTH &    ALL-CAP GROWTH & VALUE   DIVIDEND STRATEGY LIFESTYLE BALANCED LIFESTYLE GROWTH
     SUB-ACCOUNT        VALUE SUB-ACCOUNT         SUB-ACCOUNT            SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT
---------------------- ------------------- -------------------------- ----------------- ------------------ ----------------
   $             --     $             --        $             --       $           --    $             --  $             --
                 --                   --                      --                   --                  --                --
                 --                   --                      --                   --                  --                --
                 --                   --                      --                   --                  --                --
                 --                   --                      --                   --                  --                --
                 --                   --                      --                   --                  --                --
                 --                   --                      --                   --                  --                --
                 --                   --                      --                   --                  --                --
                 --                   --                      --                   --                  --                --
                 --                   --                      --                   --                  --                --
            502,902                   --                      --                   --                  --                --
                 --               30,378                      --                   --                  --                --
                 --                   --               1,057,227                   --                  --                --
                 --                   --                      --              140,898                  --                --
                 --                   --                      --                   --             205,662                --
                 --                   --                      --                   --                                 5,132
                 --                   --                      --                   --                                    --
   ----------------     ----------------        ----------------       --------------    ----------------  ----------------
            502,902               30,378               1,057,227              140,898             205,662             5,132
                 --                   --                      --                   --                  --                --
   ----------------     ----------------        ----------------       --------------    ----------------  ----------------
            502,902               30,378               1,057,227              140,898             205,662             5,132
               (121)                 (10)                   (102)                (113)                (66)              (24)
   ----------------     ----------------        ----------------       --------------    ----------------  ----------------
   $        502,781     $         30,368        $      1,057,125       $      140,785    $        205,596  $          5,108
   ================     ================        ================       ==============    ================  ================
             30,227                1,896                  59,137               14,850              13,022               351
   $16.19 to $16.82     $15.58 to $16.19        $17.41 to $18.08       $9.04 to $9.59    $15.26 to $15.88  $13.97 to $14.53

        LMPV
LIFESTYLE HIGH GROWTH
     SUB-ACCOUNT
---------------------
  $             --
                --
                --
                --
                --
                --
                --
                --
                --
                --
                --
                --
                --
                --
                --
                --
             1,423
  ----------------
             1,423
                --
  ----------------
             1,423
                (4)
  ----------------
  $          1,419
  ================
                93
  $14.59 to $15.18

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 2006


                                            LORD ABBETT     LORD ABBETT    LORD ABBETT
                                         GROWTH AND INCOME BOND DEBENTURE MID-CAP VALUE
                                            SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT
                                         ----------------- -------------- -------------
                                               2006             2006          2006
                                         ----------------- -------------- -------------
NET INVESTMENT INCOME (LOSS):
Income:
 Dividends..............................    $  495,056       $1,343,208     $ 10,971
Expenses:
 Mortality and expense risk charges.....       477,786          290,717       36,228
 Administrative charges.................        83,680           51,306        6,355
                                            ----------       ----------     --------
Total expenses..........................       561,466          342,023       42,583
                                            ----------       ----------     --------
Net investment (loss) income............       (66,410)       1,001,185      (31,612)
                                            ----------       ----------     --------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Realized gains (losses) from security
 transactions...........................       248,966          (18,472)      75,949
Realized gain distributions.............     2,613,622               --      177,607
                                            ----------       ----------     --------
Net realized gains (losses) on
 investments............................     2,862,588          (18,472)     253,556
Change in unrealized appreciation
 (depreciation) of investments..........     2,256,347          505,205      187,559
                                            ----------       ----------     --------
Net realized and unrealized gains
 (losses) on investments................     5,118,935          486,733      441,115
                                            ----------       ----------     --------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..............    $5,052,525       $1,487,918     $409,503
                                            ==========       ==========     ========

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006
(c) For the period November 16, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

 MET/PUTNAM   OPPENHEIMER  LEGG MASON  VAN KAMPEN                   RCM                         MFS
   CAPITAL      CAPITAL    AGGRESSIVE    MID-CAP      PIMCO       GLOBAL    T. ROWE PRICE    RESEARCH      LAZARD
OPPORTUNITIES APPRECIATION   GROWTH      GROWTH    TOTAL RETURN TECHNOLOGY  MID-CAP GROWTH INTERNATIONAL   MID-CAP
 SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT    SUB-ACCOUNT  SUB-ACCOUNT
------------- ------------ ----------- ----------- ------------ ----------- -------------- ------------- -----------
    2006          2006        2006        2006         2006        2006          2006          2006         2006
------------- ------------ ----------- ----------- ------------ ----------- -------------- ------------- -----------
   $   145     $   16,734   $      --    $    --     $517,974    $     --     $      --     $  297,515    $ 19,985
     2,868        278,391     153,388      3,796      309,931      44,100       183,993        264,746      92,842
       396         49,315      26,837        606       55,324       7,706        32,914         46,560      16,511
   -------     ----------   ---------    -------     --------    --------     ---------     ----------    --------
     3,264        327,706     180,225      4,402      365,255      51,806       216,907        311,306     109,353
   -------     ----------   ---------    -------     --------    --------     ---------     ----------    --------
    (3,119)      (310,972)   (180,225)    (4,402)     152,719     (51,806)     (216,907)       (13,791)    (89,368)
   -------     ----------   ---------    -------     --------    --------     ---------     ----------    --------
     1,106         82,647     146,969      5,635      (28,903)     37,736       267,938        526,536      12,161
    21,492        146,627     607,787     16,037        8,300          --       429,503      1,294,003     783,415
   -------     ----------   ---------    -------     --------    --------     ---------     ----------    --------
    22,598        229,274     754,756     21,672      (20,603)     37,736       697,441      1,820,539     795,576
    11,616      1,263,646    (948,573)     8,149      574,245     139,307        73,112      2,314,881     110,148
   -------     ----------   ---------    -------     --------    --------     ---------     ----------    --------
    34,214      1,492,920    (193,817)    29,821      553,642     177,043       770,553      4,135,420     905,724
   -------     ----------   ---------    -------     --------    --------     ---------     ----------    --------
   $31,095     $1,181,948   $(374,042)   $25,419     $706,361    $125,237     $ 553,646     $4,121,629    $816,356
   =======     ==========   =========    =======     ========    ========     =========     ==========    ========

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                    STATEMENT OF OPERATIONS -- (CONTINUED)
                     FOR THE YEAR ENDED DECEMBER 31, 2006

                                                             HARRIS
                                             MET/AIM         OAKMARK     THIRD AVENUE
                                         SMALL-CAP GROWTH INTERNATIONAL SMALL-CAP VALUE
                                           SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT
                                         ---------------- ------------- ---------------
                                               2006           2006           2006
                                         ---------------- ------------- ---------------
NET INVESTMENT INCOME (LOSS):
Income:
 Dividends..............................    $       --     $  724,489     $  102,932
Expenses:
 Mortality and expense risk charges.....       165,020        432,616        339,737
 Administrative charges.................        28,993         75,996         59,358
                                            ----------     ----------     ----------
Total expenses..........................       194,013        508,612        399,095
                                            ----------     ----------     ----------
Net investment (loss) income............      (194,013)       215,877       (296,163)
                                            ----------     ----------     ----------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Realized gains (losses) from security
 transactions...........................       166,101        788,765        361,744
Realized gain distributions.............     1,601,209      1,986,401      1,555,326
                                            ----------     ----------     ----------
Net realized gains (losses) on
 investments............................     1,767,310      2,775,166      1,917,070
Change in unrealized appreciation
 (depreciation) of investments..........      (248,115)     4,127,407        913,556
                                            ----------     ----------     ----------
Net realized and unrealized gains
 (losses) on investments................     1,519,195      6,902,573      2,830,626
                                            ----------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..............    $1,325,182     $7,118,450     $2,534,463
                                            ==========     ==========     ==========

(a) For the period January 1, 2006 to April 30, 2006
(b) For the Period May 1, 2006 to December 31, 2006
(c) For the period November 16, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

    PIMCO      LORD ABBETT  NEUBERGER    TURNER       GOLDMAN      METLIFE     METLIFE      METLIFE      METLIFE
  INFLATION     AMERICA'S  BERMAN REAL   MID-CAP       SACHS      DEFENSIVE   MODERATE     BALANCED      GROWTH
PROTECTED BOND    VALUE      ESTATE      GROWTH    MID-CAP VALUE  STRATEGY    STRATEGY     STRATEGY     STRATEGY
 SUB-ACCOUNT   SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT
-------------- ----------- ----------- ----------- ------------- ----------- -----------  -----------  -----------
     2006         2006        2006        2006         2006         2006        2006         2006         2006
-------------- ----------- ----------- ----------- ------------- ----------- -----------  -----------  -----------
 $   857,955     $ 2,195   $   79,346   $     --    $       --   $    2,023  $     6,096  $    14,360  $    15,634
     330,005         793      120,138     70,289       182,764      473,064    1,036,568    2,499,394    3,006,118
      58,001         301       21,158     12,212        31,448       80,082      182,032      433,091      523,698
 -----------     -------   ----------   --------    ----------   ----------  -----------  -----------  -----------
     388,006       1,094      141,296     82,501       214,212      553,146    1,218,600    2,932,485    3,529,816
 -----------     -------   ----------   --------    ----------   ----------  -----------  -----------  -----------
     469,949       1,101      (61,950)   (82,501)     (214,212)    (551,123)  (1,212,504)  (2,918,125)  (3,514,182)
 -----------     -------   ----------   --------    ----------   ----------  -----------  -----------  -----------
    (159,822)        313      250,276    127,091       444,159      189,702      384,503      830,711      194,803
     654,692       1,999      425,091     57,121        95,308      198,552      524,660      980,952    1,158,756
 -----------     -------   ----------   --------    ----------   ----------  -----------  -----------  -----------
     494,870       2,312      675,367    184,212       539,467      388,254      909,163    1,811,663    1,353,559
  (1,277,727)     13,331    1,965,489     82,970     1,363,460    2,604,311    6,691,783   18,916,804   27,095,555
 -----------     -------   ----------   --------    ----------   ----------  -----------  -----------  -----------
    (782,857)     15,643    2,640,856    267,182     1,902,927    2,992,565    7,600,946   20,728,467   28,449,114
 -----------     -------   ----------   --------    ----------   ----------  -----------  -----------  -----------
 $  (312,908)    $16,744   $2,578,906   $184,681    $1,688,715   $2,441,442  $ 6,388,442  $17,810,342  $24,934,932
 ===========     =======   ==========   ========    ==========   ==========  ===========  ===========  ===========

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                    STATEMENT OF OPERATIONS -- (CONTINUED)
                     FOR THE YEAR ENDED DECEMBER 31, 2006

                                                                            CYCLICAL
                                               METLIFE        CYCLICAL   GROWTH & INCOME
                                         AGGRESSIVE STRATEGY GROWTH ETF        ETF
                                             SUB-ACCOUNT     SUB-ACCOUNT   SUB-ACCOUNT
                                         ------------------- ----------- ---------------
                                                2006            2006          2006
                                         ------------------- ----------- ---------------
NET INVESTMENT INCOME (LOSS):
Income:
 Dividends..............................     $    2,980       $ 13,380       $12,353
Expenses:
 Mortality and expense risk charges.....        504,853         11,753         3,536
 Administrative charges.................         89,852          2,274           704
                                             ----------       --------       -------
Total expenses..........................        594,705         14,027         4,240
                                             ----------       --------       -------
Net investment (loss) income............       (591,725)          (647)        8,113
                                             ----------       --------       -------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Realized gains (losses) from security
 transactions...........................        243,332            719           168
Realized gain distributions.............        216,693          3,908            65
                                             ----------       --------       -------
Net realized gains (losses) on
 investments............................        460,025          4,627           233
Change in unrealized appreciation
 (depreciation) of investments..........      4,468,333        107,482        29,606
                                             ----------       --------       -------
Net realized and unrealized gains
 (losses) on investments................      4,928,358        112,109        29,839
                                             ----------       --------       -------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..............     $4,336,633       $111,462       $37,952
                                             ==========       ========       =======

(a) For the period January 1, 2006 to April 30, 2006
(b) For the Period May 1, 2006 to December 31, 2006
(c) For the period November 16, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

                              MFS                        MET/AIM                   JANUS
VAN KAMPEN   LEGG MASON     EMERGING    LOOMIS SAYLES    CAPITAL     BLACKROCK    CAPITAL        MFS       PIONEER
 COMSTOCK   VALUE EQUITY MARKETS EQUITY GLOBAL MARKETS APPRECIATION HIGH YIELD  APPRECIATION    VALUE       FUND
SUB-ACCOUNT SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT
----------- ------------ -------------- -------------- ------------ ----------- ------------ ----------- -----------
   2006         2006        2006 (B)       2006 (B)      2006 (B)      2006         2006        2006        2006
----------- ------------ -------------- -------------- ------------ ----------- ------------ ----------- -----------
 $     --     $     --      $ 13,291       $13,522       $    341     $   --      $    --      $ 4,567     $    --
   41,114       40,152         6,012         5,589          1,119        407          806        1,922       1,458
    7,372        3,941           629           530             99         35           72          177         134
 --------     --------      --------       -------       --------     ------      -------      -------     -------
   48,486       44,093         6,641         6,119          1,218        442          878        2,099       1,592
 --------     --------      --------       -------       --------     ------      -------      -------     -------
  (48,486)     (44,093)        6,650         7,403           (877)      (442)        (878)       2,468      (1,592)
 --------     --------      --------       -------       --------     ------      -------      -------     -------
   28,036        8,184         2,871         4,071            532         12           (5)         462          47
   25,184      110,263            --            --         25,376         --           --       15,710          --
 --------     --------      --------       -------       --------     ------      -------      -------     -------
   53,220      118,447         2,871         4,071         25,908         12           (5)      16,172          47
  480,136      369,410       177,503        87,231        (13,161)     3,099       11,031       11,913      18,922
 --------     --------      --------       -------       --------     ------      -------      -------     -------
  533,356      487,857       180,374        91,302         12,747      3,111       11,026       28,085      18,969
 --------     --------      --------       -------       --------     ------      -------      -------     -------
 $484,870     $443,764      $187,024       $98,705       $ 11,870     $2,669      $10,148      $30,553     $17,377
 ========     ========      ========       =======       ========     ======      =======      =======     =======

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                    STATEMENT OF OPERATIONS -- (CONTINUED)
                     FOR THE YEAR ENDED DECEMBER 31, 2006


                                            PIONEER        PIONEER          DREMAN
                                         MID-CAP VALUE STRATEGIC INCOME SMALL-CAP VALUE
                                          SUB-ACCOUNT    SUB-ACCOUNT      SUB-ACCOUNT
                                         ------------- ---------------- ---------------
                                             2006            2006            2006
                                         ------------- ---------------- ---------------
NET INVESTMENT INCOME (LOSS):
Income:
 Dividends..............................    $ 1,658        $163,818         $ 3,349
Expenses:
 Mortality and expense risk charges.....      4,973          20,094           4,183
 Administrative charges.................        468           1,916             385
                                            -------        --------         -------
Total expenses..........................      5,441          22,010           4,568
                                            -------        --------         -------
Net investment (loss) income............     (3,783)        141,808          (1,219)
                                            -------        --------         -------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Realized gains (losses) from security
 transactions...........................         34             865             302
Realized gain distributions.............     10,297              --           2,005
                                            -------        --------         -------
Net realized gains (losses) on
 investments............................     10,331             865           2,307
Change in unrealized appreciation
 (depreciation) of investments..........     51,782         (61,721)         69,760
                                            -------        --------         -------
Net realized and unrealized gains
 (losses) on investments................     62,113         (60,856)         72,067
                                            -------        --------         -------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..............    $58,330        $ 80,952         $70,848
                                            =======        ========         =======

(a) For the period January 1, 2006 to April 30, 2006
(b) For the Period May 1, 2006 to December 31, 2006
(c) For the period November 16, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

 BLACKROCK   STRATEGIC   STRATEGIC                 RUSSELL     RUSSELL                             RUSSELL
 LARGE-CAP   GROWTH &   CONSERVATIVE  STRATEGIC  MULTI-STYLE AGGRESSIVE    RUSSELL     RUSSELL   REAL ESTATE
   CORE       INCOME       GROWTH      GROWTH      EQUITY      EQUITY     NON-U.S.    CORE BOND  SECURITIES
SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT
----------- ----------- ------------ ----------- ----------- ----------- ----------- ----------- -----------
   2006      2006 (C)     2006 (C)    2006 (C)      2006        2006        2006        2006        2006
----------- ----------- ------------ ----------- ----------- ----------- ----------- ----------- -----------
  $   --       $ 534       $ 832       $ 1,005     $ 1,865     $   79      $1,133      $12,871     $ 1,565
     451         205         517           343       2,431        505         570        3,551         990
      42          24          77            38         292         61          69          426         119
  ------       -----       -----       -------     -------     ------      ------      -------     -------
     493         229         594           381       2,723        566         639        3,977       1,109
  ------       -----       -----       -------     -------     ------      ------      -------     -------
    (493)        305         238           624        (858)      (487)        494        8,894         456
  ------       -----       -----       -------     -------     ------      ------      -------     -------
      54          --           3            (2)        480        258       1,073          (47)        968
      --          --          --            --          --      5,386         984           --       6,507
  ------       -----       -----       -------     -------     ------      ------      -------     -------
      54          --           3            (2)        480      5,644       2,057          (47)      7,475
   7,341        (858)       (120)       (2,588)     21,274       (154)      6,739       (2,311)     15,295
  ------       -----       -----       -------     -------     ------      ------      -------     -------
   7,395        (858)       (117)       (2,590)     21,754      5,490       8,796       (2,358)     22,770
  ------       -----       -----       -------     -------     ------      ------      -------     -------
  $6,902       $(553)      $ 121       $(1,966)    $20,896     $5,003      $9,290      $ 6,536     $23,226
  ======       =====       =====       =======     =======     ======      ======      =======     =======

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                    STATEMENT OF OPERATIONS -- (CONTINUED)
                     FOR THE YEAR ENDED DECEMBER 31, 2006


                                           AIM V.I.     AIM V.I.
                                           CAPITAL    INTERNATIONAL ALLIANCEBERNSTEIN
                                         APPRECIATION    GROWTH     LARGE-CAP GROWTH
                                         SUB-ACCOUNT   SUB-ACCOUNT     SUB-ACCOUNT
                                         ------------ ------------- -----------------
                                             2006         2006            2006
                                         ------------ ------------- -----------------
NET INVESTMENT INCOME (LOSS):
Income:
 Dividends..............................   $    44       $ 1,932          $ --
Expenses:
 Mortality and expense risk charges.....       959         2,078            14
 Administrative charges.................       115           410            --
                                           -------       -------          ----
Total expenses..........................     1,074         2,488            14
                                           -------       -------          ----
Net investment (loss) income............    (1,030)         (556)          (14)
                                           -------       -------          ----
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Realized gains (losses) from security
 transactions...........................       868        24,277            --
Realized gain distributions.............        --            --            --
                                           -------       -------          ----
Net realized gains (losses) on
 investments............................       868        24,277            --
Change in unrealized appreciation
 (depreciation) of investments..........     3,710        16,264           143
                                           -------       -------          ----
Net realized and unrealized gains
 (losses) on investments................     4,578        40,541           143
                                           -------       -------          ----
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..............   $ 3,548       $39,985          $129
                                           =======       =======          ====

(a) For the period January 1, 2006 to April 30, 2006
(b) For the Period May 1, 2006 to December 31, 2006
(c) For the period November 16, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

                                                             TEMPLETON               FRANKLIN
  PUTNAM      PUTNAM                  PUTNAM     TEMPLETON  DEVELOPING   TEMPLETON    MUTUAL     FRANKLIN
 GROWTH &     EQUITY      PUTNAM     SMALL-CAP    FOREIGN     MARKETS     GROWTH      SHARES      INCOME
  INCOME      INCOME       VISTA       VALUE    SECURITIES  SECURITIES  SECURITIES  SECURITIES  SECURITIES
SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT
----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
   2006        2006        2006        2006        2006        2006        2006        2006        2006
----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
  $ 3,306     $   652    $     --     $   --     $ 33,279    $ 26,054     $   424     $ 1,373    $ 40,855
    2,181         416       5,338        383       41,149      31,505         967       2,526      23,806
      316         140         641         35        7,228       5,588          87         422       2,323
  -------     -------    --------     ------     --------    --------     -------     -------    --------
    2,497         556       5,979        418       48,377      37,093       1,054       2,948      26,129
  -------     -------    --------     ------     --------    --------     -------     -------    --------
      809          96      (5,979)      (418)     (15,098)    (11,039)       (630)     (1,575)     14,726
  -------     -------    --------     ------     --------    --------     -------     -------    --------
      415          36     (23,191)      (376)      20,911      64,426          75       4,659         934
    4,563       1,764          --         --           --          --       1,181       3,498       5,465
  -------     -------    --------     ------     --------    --------     -------     -------    --------
    4,978       1,800     (23,191)      (376)      20,911      64,426       1,256       8,157       6,399
   21,005       8,938      52,537      5,654      663,735     635,092      17,435      41,149     264,922
  -------     -------    --------     ------     --------    --------     -------     -------    --------
   25,983      10,738      29,346      5,278      684,646     699,518      18,691      49,306     271,321
  -------     -------    --------     ------     --------    --------     -------     -------    --------
  $26,792     $10,834    $ 23,367     $4,860     $669,548    $688,479     $18,061     $47,731    $286,047
  =======     =======    ========     ======     ========    ========     =======     =======    ========

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                    STATEMENT OF OPERATIONS -- (CONTINUED)
                     FOR THE YEAR ENDED DECEMBER 31, 2006


                                            FIDELITY     FIDELITY    FIDELITY
                                          EQUITY-INCOME   MID-CAP   CONTRAFUND
                                           SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT
                                          ------------- ----------- -----------
                                              2006         2006        2006
                                          ------------- ----------- -----------
 NET INVESTMENT INCOME (LOSS):
 Income:
  Dividends..............................    $1,524       $    --    $  44,041
 Expenses:
  Mortality and expense risk charges.....       593         1,466       39,189
  Administrative charges.................       122           149        3,782
                                             ------       -------    ---------
 Total expenses..........................       715         1,615       42,971
                                             ------       -------    ---------
 Net investment (loss) income............       809        (1,615)       1,070
                                             ------       -------    ---------
 NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS:
 Realized gains (losses) from security
  transactions...........................        74          (142)       2,211
 Realized gain distributions.............     6,347            --      473,686
                                             ------       -------    ---------
 Net realized gains (losses) on
  investments............................     6,421          (142)     475,897
 Change in unrealized appreciation
  (depreciation) of investments..........     1,395        18,128     (119,273)
                                             ------       -------    ---------
 Net realized and unrealized gains
  (losses) on investments................     7,816        17,986      356,624
                                             ------       -------    ---------
 NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS..............    $8,625       $16,371    $ 357,694
                                             ======       =======    =========

(a) For the period January 1, 2006 to April 30, 2006
(b) For the Period May 1, 2006 to December 31, 2006
(c) For the period November 16, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

                 FI        BLACKROCK   BLACKROCK     DAVIS       HARRIS                                  MFS
  METLIFE   INTERNATIONAL    BOND        MONEY      VENTURE      OAKMARK     JENNISON       MFS       INVESTORS
STOCK INDEX     STOCK       INCOME      MARKET       VALUE    FOCUSED VALUE   GROWTH    TOTAL RETURN    TRUST
SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT
----------- ------------- ----------- ----------- ----------- ------------- ----------- ------------ -----------
   2006         2006         2006        2006        2006         2006         2006         2006        2006
----------- ------------- ----------- ----------- ----------- ------------- ----------- ------------ -----------
$  223,516     $ 5,427      $ 6,953    $727,314   $  278,871   $   15,294    $      --    $  3,618    $  1,503
   194,451       5,064        4,906     228,111      587,359      239,567      204,818      18,633       1,504
    34,671       1,058          660      39,916      103,994       41,919       35,874       1,958         318
----------     -------      -------    --------   ----------   ----------    ---------    --------    --------
   229,122       6,122        5,566     268,027      691,353      281,486      240,692      20,591       1,822
----------     -------      -------    --------   ----------   ----------    ---------    --------    --------
    (5,606)       (695)       1,387     459,287     (412,482)    (266,192)    (240,692)    (16,973)       (319)
----------     -------      -------    --------   ----------   ----------    ---------    --------    --------
   368,063      58,066       (1,567)         --      759,520      224,908      206,655      (4,807)     70,542
   450,832          --          125          --           --    1,618,575       12,526       2,488      30,467
----------     -------      -------    --------   ----------   ----------    ---------    --------    --------
   818,895      58,066       (1,442)         --      759,520    1,843,483      219,181      (2,319)    101,009
 1,002,441         543       18,598          --    4,920,590      135,429      256,533     202,536     (82,846)
----------     -------      -------    --------   ----------   ----------    ---------    --------    --------
 1,821,336      58,609       17,156          --    5,680,110    1,978,912      475,714     200,217      18,163
----------     -------      -------    --------   ----------   ----------    ---------    --------    --------
$1,815,730     $57,914      $18,543    $459,287   $5,267,628   $1,712,720    $ 235,022    $183,244    $ 17,844
==========     =======      =======    ========   ==========   ==========    =========    ========    ========

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                    STATEMENT OF OPERATIONS -- (CONTINUED)
                     FOR THE YEAR ENDED DECEMBER 31, 2006

                                                     WESTERN ASSET
                                           CAPITAL     MANAGEMENT    WESTERN ASSET
                                          GUARDIAN   STRATEGIC BOND   MANAGEMENT
                                         U.S. EQUITY OPPORTUNITIES  U.S. GOVERNMENT
                                         SUB-ACCOUNT  SUB-ACCOUNT     SUB-ACCOUNT
                                         ----------- -------------- ---------------
                                            2006          2006           2006
                                         ----------- -------------- ---------------
NET INVESTMENT INCOME (LOSS):
Income:
 Dividends..............................   $ 6,830       $3,497         $15,759
Expenses:
 Mortality and expense risk charges.....     9,272          879          20,469
 Administrative charges.................     1,755          169           3,548
                                           -------       ------         -------
Total expenses..........................    11,027        1,048          24,017
                                           -------       ------         -------
Net investment (loss) income............    (4,197)       2,449          (8,258)
                                           -------       ------         -------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Realized gains (losses) from security
 transactions...........................    34,123          459          (4,879)
Realized gain distributions.............     9,211          594              --
                                           -------       ------         -------
Net realized gains (losses) on
 investments............................    43,334        1,053          (4,879)
Change in unrealized appreciation
 (depreciation) of investments..........    10,530         (997)         71,466
                                           -------       ------         -------
Net realized and unrealized gains
 (losses) on investments................    53,864           56          66,587
                                           -------       ------         -------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..............   $49,667       $2,505         $58,329
                                           =======       ======         =======

(a) For the period January 1, 2006 to April 30, 2006
(b) For the Period May 1, 2006 to December 31, 2006
(c) For the period November 16, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

                             FRANKLIN
T. ROWE PRICE T. ROWE PRICE  TEMPLETON   BLACKROCK                                            METLIFE     METLIFE
  SMALL-CAP     LARGE-CAP    SMALL-CAP   STRATEGIC   OPPENHEIMER      FI           FL       AGGRESSIVE  CONSERVATIVE
   GROWTH        GROWTH       GROWTH       VALUE    GLOBAL EQUITY  LARGE-CAP  VALUE LEADERS ALLOCATION   ALLOCATION
 SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT
------------- ------------- ----------- ----------- ------------- ----------- ------------- ----------- ------------
    2006          2006         2006        2006         2006       2006 (B)       2006         2006         2006
------------- ------------- ----------- ----------- ------------- ----------- ------------- ----------- ------------
   $    --      $  1,692      $    --     $    25      $  161       $   --       $    --      $    --      $   --
       999        13,739        3,667         302         266          837         1,348        3,101         841
       204         2,832          753          55          34           70           125          290          81
   -------      --------      -------     -------      ------       ------       -------      -------      ------
     1,203        16,571        4,420         357         300          907         1,473        3,391         922
   -------      --------      -------     -------      ------       ------       -------      -------      ------
    (1,203)      (14,879)      (4,420)       (332)       (139)        (907)       (1,473)      (3,391)       (922)
   -------      --------      -------     -------      ------       ------       -------      -------      ------
     3,051       161,798       13,694      (1,147)        162          (15)         (368)           3         198
        --            --       11,665       6,209         139           --            --           --          --
   -------      --------      -------     -------      ------       ------       -------      -------      ------
     3,051       161,798       25,359       5,062         301          (15)         (368)           3         198
        47       (13,702)       3,019      (1,021)      5,120        8,136        13,776       44,928       2,371
   -------      --------      -------     -------      ------       ------       -------      -------      ------
     3,098       148,096       28,378       4,041       5,421        8,121        13,408       44,931       2,569
   -------      --------      -------     -------      ------       ------       -------      -------      ------
   $ 1,895      $133,217      $23,958     $ 3,709      $5,282       $7,214       $11,935      $41,540      $1,647
   =======      ========      =======     =======      ======       ======       =======      =======      ======

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                    STATEMENT OF OPERATIONS -- (CONTINUED)
                     FOR THE YEAR ENDED DECEMBER 31, 2006



                                               METLIFE                                  METLIFE
                                           CONSERVATIVE TO         METLIFE            MODERATE TO
                                         MODERATE ALLOCATION MODERATE ALLOCATION AGGRESSIVE ALLOCATION
                                             SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
                                         ------------------- ------------------- ---------------------
                                                2006                2006                 2006
                                         ------------------- ------------------- ---------------------
NET INVESTMENT INCOME (LOSS):
Income:
 Dividends..............................       $   --             $     --             $     --
Expenses:
 Mortality and expense risk charges.....          495               14,131               13,077
 Administrative charges.................           43                1,385                1,230
                                               ------             --------             --------
Total expenses..........................          538               15,516               14,307
                                               ------             --------             --------
Net investment (loss) income............         (538)             (15,516)             (14,307)
                                               ------             --------             --------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Realized gains (losses) from security
 transactions...........................           27                8,150                 (709)
Realized gain distributions.............           --                   --                   --
                                               ------             --------             --------
Net realized gains (losses) on
 investments............................           27                8,150                 (709)
Change in unrealized appreciation
 (depreciation) of investments..........        4,865              139,191              131,101
                                               ------             --------             --------
Net realized and unrealized gains
 (losses) on investments................        4,892              147,341              130,392
                                               ------             --------             --------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..............       $4,354             $131,825             $116,085
                                               ======             ========             ========

(a) For the period January 1, 2006 to April 30, 2006
(b) For the Period May 1, 2006 to December 31, 2006
(c) For the period November 16, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

                            PIMCO      PIONEER    AMERICAN    AMERICAN                               VAN KAMPEN
   PIMCO                 STOCKSPLUS      VCT        FUNDS       FUNDS     AMERICAN    VAN KAMPEN        UIF
HIGH YIELD     PIMCO      GROWTH &     MID-CAP     GLOBAL     GROWTH &      FUNDS    UIF EQUITY & U.S. REAL ESTATE
   BOND     LOW DURATION   INCOME       VALUE      GROWTH      INCOME      GROWTH       INCOME       SECURITIES
SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT    SUB-ACCOUNT
----------- ------------ ----------- ----------- ----------- ----------- ----------- ------------ ----------------
   2006         2006        2006        2006        2006        2006        2006         2006           2006
----------- ------------ ----------- ----------- ----------- ----------- ----------- ------------ ----------------
  $ 9,142      $4,720      $   179     $    --    $ 14,971    $ 88,898    $ 63,221     $ 2,589        $   351
    1,607       1,352           65         670      29,649      38,381      52,950       5,231          1,925
      331         255            7          60       2,909       3,700       5,117         528            195
  -------      ------      -------     -------    --------    --------    --------     -------        -------
    1,938       1,607           72         730      32,558      42,081      58,067       5,759          2,120
  -------      ------      -------     -------    --------    --------    --------     -------        -------
    7,204       3,113          107        (730)    (17,587)     46,817       5,154      (3,170)        (1,769)
  -------      ------      -------     -------    --------    --------    --------     -------        -------
      920        (251)       1,834        (817)         35      (9,194)        (57)     (2,222)         6,902
       --          --           --       1,837          --      44,192      17,877       4,927          2,106
  -------      ------      -------     -------    --------    --------    --------     -------        -------
      920        (251)       1,834       1,020          35      34,998      17,820       2,705          9,008
    2,901          18       (1,258)      9,797     470,960     360,157     472,791      61,519         36,664
  -------      ------      -------     -------    --------    --------    --------     -------        -------
    3,821        (233)         576      10,817     470,995     395,155     490,611      64,224         45,672
  -------      ------      -------     -------    --------    --------    --------     -------        -------
  $11,025      $2,880      $   683     $10,087    $453,408    $441,972    $495,765     $61,054        $43,903
  =======      ======      =======     =======    ========    ========    ========     =======        =======

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                    STATEMENT OF OPERATIONS -- (CONTINUED)
                     FOR THE YEAR ENDED DECEMBER 31, 2006

                                          VAN KAMPEN   VAN KAMPEN   VAN KAMPEN
                                              LIT     LIT STRATEGIC LIT GROWTH
                                           COMSTOCK      GROWTH      & INCOME
                                          SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT
                                          ----------- ------------- -----------
                                             2006         2006         2006
                                          ----------- ------------- -----------
 NET INVESTMENT INCOME (LOSS):
 Income:
  Dividends..............................   $    --      $   --       $    --
 Expenses:
  Mortality and expense risk charges.....     1,782         799         1,947
  Administrative charges.................       173          77           195
                                            -------      ------       -------
 Total expenses..........................     1,955         876         2,142
                                            -------      ------       -------
 Net investment (loss) income............    (1,955)       (876)       (2,142)
                                            -------      ------       -------
 NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS:
 Realized gains (losses) from security
  transactions...........................       419         391         4,558
 Realized gain distributions.............        --          --            --
                                            -------      ------       -------
 Net realized gains (losses) on
  investments............................       419         391         4,558
 Change in unrealized appreciation
  (depreciation) of investments..........    27,670       8,231        29,812
                                            -------      ------       -------
 Net realized and unrealized gains
  (losses) on investments................    28,089       8,622        34,370
                                            -------      ------       -------
 NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS..............   $26,134      $7,746       $32,228
                                            =======      ======       =======

(a) For the period January 1, 2006 to April 30, 2006
(b) For the Period May 1, 2006 to December 31, 2006
(c) For the period November 16, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

   LMPV
  GLOBAL       LMPV                    LMPV                     LMPV         LMPV        LMPV        LMPV
HIGH YIELD   SMALL-CAP     LMPV      CAPITAL &      LMPV     FUNDAMENTAL   CAPITAL     GROWTH &   ADJUSTABLE
   BOND       GROWTH     INVESTORS    INCOME    EQUITY INDEX    VALUE    APPRECIATION   INCOME    RATE INCOME
SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT
----------- ----------- ----------- ----------- ------------ ----------- ------------ ----------- -----------
   2006        2006        2006        2006         2006        2006         2006        2006        2006
----------- ----------- ----------- ----------- ------------ ----------- ------------ ----------- -----------
 $ 69,454     $    --     $ 2,047     $11,883     $ 44,685    $ 32,855     $15,996      $ 1,483     $ 5,305
    6,956       7,369         854       3,243       25,759      10,155       6,761          792         682
      662         691          76         330        1,442         980         646           77          56
 --------     -------     -------     -------     --------    --------     -------      -------     -------
    7,618       8,060         930       3,573       27,201      11,135       7,407          869         738
 --------     -------     -------     -------     --------    --------     -------      -------     -------
   61,836      (8,060)      1,117       8,310       17,484      21,720       8,589          614       4,567
 --------     -------     -------     -------     --------    --------     -------      -------     -------
    4,065        (447)         38       6,787       17,008        (145)      5,619          100           7
    6,944      51,203       3,163       4,328       35,348      79,363      41,182           64          --
 --------     -------     -------     -------     --------    --------     -------      -------     -------
   11,009      50,756       3,201      11,115       52,356      79,218      46,801          164           7
  (16,552)     28,504       6,660      20,890      138,270      46,642      37,087       12,785      (3,506)
 --------     -------     -------     -------     --------    --------     -------      -------     -------
   (5,543)     79,260       9,861      32,005      190,626     125,860      83,888       12,949      (3,499)
 --------     -------     -------     -------     --------    --------     -------      -------     -------
 $ 56,293     $71,200     $10,978     $40,315     $208,110    $147,580     $92,477      $13,563     $ 1,068
 ========     =======     =======     =======     ========    ========     =======      =======     =======

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                    STATEMENT OF OPERATIONS -- (CONTINUED)
                     FOR THE YEAR ENDED DECEMBER 31, 2006




                                              LMPV        LMPV        LMPV
                                           AGGRESSIVE   LARGE-CAP   LARGE-CAP
                                             GROWTH      GROWTH       VALUE
                                           SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT
                                           ----------- ----------- -----------
                                              2006        2006        2006
                                           ----------- ----------- -----------
  NET INVESTMENT INCOME (LOSS):
  Income:
   Dividends..............................  $     --     $  232      $ 1,546
  Expenses:
   Mortality and expense risk charges.....    29,297        706          649
   Administrative charges.................     2,851         63           60
                                            --------     ------      -------
  Total expenses..........................    32,148        769          709
                                            --------     ------      -------
  Net investment (loss) income............   (32,148)      (537)         837
                                            --------     ------      -------
  NET REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS:
  Realized gains (losses) from security
   transactions...........................       608         16          142
  Realized gain distributions.............     5,771         --        2,274
                                            --------     ------      -------
  Net realized gains (losses) on
   investments............................     6,379         16        2,416
  Change in unrealized appreciation
   (depreciation) of investments..........   257,767      6,864        9,065
                                            --------     ------      -------
  Net realized and unrealized gains
   (losses) on investments................   264,146      6,880       11,481
                                            --------     ------      -------
  NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS..............  $231,998     $6,343      $12,318
                                            ========     ======      =======

(a) For the period January 1, 2006 to April 30, 2006
(b) For the Period May 1, 2006 to December 31, 2006
(c) For the period November 16, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

                              LMPV
                            MULTIPLE         LMPV           LMPV           LMPV
                LMPV       DISCIPLINE      MULTIPLE       MULTIPLE       MULTIPLE
               SOCIAL       BALANCED      DISCIPLINE     DISCIPLINE     DISCIPLINE      LMPV        LMPV        LMPV
    LMPV      AWARENESS     ALL-CAP        ALL CAP       LARGE-CAP    GLOBAL ALL-CAP  DIVIDEND    LIFESTYLE   LIFESTYLE
MONEY MARKET    STOCK    GROWTH & VALUE GROWTH & VALUE GROWTH & VALUE GROWTH & VALUE  STRATEGY    BALANCED     GROWTH
SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT
------------ ----------- -------------- -------------- -------------- -------------- ----------- ----------- -----------
    2006        2006          2006           2006           2006           2006         2006        2006        2006
------------ ----------- -------------- -------------- -------------- -------------- ----------- ----------- -----------
  $72,659       $ 37        $31,643        $ 3,075         $  228        $11,284       $2,877      $5,530       $ 92
   20,797         38         11,709          2,793            102          8,463          566         709         24
    2,100          4          1,079            265              9            822           57          67         --
  -------       ----        -------        -------         ------        -------       ------      ------       ----
   22,897         42         12,788          3,058            111          9,285          623         776         24
  -------       ----        -------        -------         ------        -------       ------      ------       ----
   49,762         (5)        18,855             17            117          1,999        2,254       4,754         68
  -------       ----        -------        -------         ------        -------       ------      ------       ----
       --         --           (228)           131            690             48        2,180        (169)        --
       --         --         57,866         21,612            720         26,150           --          --         --
  -------       ----        -------        -------         ------        -------       ------      ------       ----
       --         --         57,638         21,743          1,410         26,198        2,180        (169)        --
       --        622         22,963         18,482           (111)        54,649        3,908       1,170        233
  -------       ----        -------        -------         ------        -------       ------      ------       ----
       --        622         80,601         40,225          1,299         80,847        6,088       1,001        233
  -------       ----        -------        -------         ------        -------       ------      ------       ----
  $49,762       $617        $99,456        $40,242         $1,416        $82,846       $8,342      $5,755       $301
  =======       ====        =======        =======         ======        =======       ======      ======       ====

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                    STATEMENT OF OPERATIONS -- (CONTINUED)
                     FOR THE YEAR ENDED DECEMBER 31, 2006

                                            LMPV       TST AIM
                                          LIFESTYLE    CAPITAL         TST
                                         HIGH GROWTH APPRECIATION EQUITY INCOME
                                         SUB-ACCOUNT SUB-ACCOUNT   SUB-ACCOUNT
                                         ----------- ------------ -------------
                                            2006       2006 (A)     2006 (A)
                                         ----------- ------------ -------------
NET INVESTMENT INCOME (LOSS):
Income:
 Dividends..............................     $14         $ --        $   235
Expenses:
 Mortality and expense risk charges.....       4            4             20
 Administrative charges.................      --           --              2
                                             ---         ----        -------
Total expenses..........................       4            4             22
                                             ---         ----        -------
Net investment (loss) income............      10           (4)           213
                                             ---         ----        -------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Realized gains (losses) from security
 transactions...........................      --          (19)        (1,846)
Realized gain distributions.............      --           23          1,791
                                             ---         ----        -------
Net realized gains (losses) on
 investments............................      --            4            (55)
Change in unrealized appreciation
 (depreciation) of investments..........      24           --             --
                                             ---         ----        -------
Net realized and unrealized gains
 (losses) on investments................      24            4            (55)
                                             ---         ----        -------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..............     $34         $ --        $   158
                                             ===         ====        =======

(a) For the period January 1, 2006 to April 30, 2006
(b) For the Period May 1, 2006 to December 31, 2006
(c) For the period November 16, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

   JANUS                     TST                     TST                     TST         TST
  CAPITAL        TST      MODERATE       TST      MFS TOTAL      TST       PIONEER   PIONEER MID
APPRECIATION  LARGE CAP  AGGRESSIVE   MODERATE     RETURN     MFS VALUE     FUND      CAP VALUE
SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT
------------ ----------- ----------- ----------- ----------- ----------- ----------- -----------
  2006 (A)    2006 (A)    2006 (A)    2006 (A)    2006 (A)    2006 (A)    2006 (A)    2006 (A)
------------ ----------- ----------- ----------- ----------- ----------- ----------- -----------
   $  --       $   101    $  9,298     $ 2,503     $ 2,063      $ --        $241        $   1
       8            16         220         176         120        15          19           20
       1             2          20          18          12         1           2            2
   -----       -------    --------     -------     -------      ----        ----        -----
       9            18         240         194         132        16          21           22
   -----       -------    --------     -------     -------      ----        ----        -----
      (9)           83       9,058       2,309       1,931       (16)        220          (21)
   -----       -------    --------     -------     -------      ----        ----        -----
    (293)       (1,451)    (46,695)     (7,287)     (3,073)      203         (16)        (186)
     306         1,238      40,135       6,771       2,239        80          --           --
   -----       -------    --------     -------     -------      ----        ----        -----
      13          (213)     (6,560)       (516)       (834)      283         (16)        (186)
      --            --          --          --          --        --          --           --
   -----       -------    --------     -------     -------      ----        ----        -----
      13          (213)     (6,560)       (516)       (834)      203         (16)        (186)
   -----       -------    --------     -------     -------      ----        ----        -----
   $   4       $  (130)   $  2,498     $ 1,793     $ 1,097      $267        $204        $(207)
   =====       =======    ========     =======     =======      ====        ====        =====

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                    STATEMENT OF OPERATIONS -- (CONCLUDED)
                     FOR THE YEAR ENDED DECEMBER 31, 2006

                                             TST         TST         TST
                                           PIONEER   STYLE FOCUS STYLE FOCUS  TRAVELERS
                                          STRATEGIC   SMALL CAP   SMALL CAP    MANAGED
                                           INCOME      GROWTH       VALUE      INCOME
                                         SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT
                                         ----------- ----------- ----------- -----------
                                          2006 (A)    2006 (A)    2006 (A)    2006 (A)
                                         ----------- ----------- ----------- -----------
NET INVESTMENT INCOME (LOSS):
Income:
 Dividends..............................    $ --        $  3        $ --        $ 225
Expenses:
 Mortality and expense risk charges.....      68          34          16           16
 Administrative charges.................       7           3           1            2
                                            ----        ----        ----        -----
Total expenses..........................      75          37          17           18
                                            ----        ----        ----        -----
Net investment (loss) income............     (75)        (34)        (17)         207
                                            ----        ----        ----        -----
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Realized gains (losses) from security
 transactions...........................     533         (57)        345         (241)
Realized gain distributions.............      --         983          45           --
                                            ----        ----        ----        -----
Net realized gains (losses) on
 investments............................     533         926         390         (241)
Change in unrealized appreciation
 (depreciation) of investments..........      --          --          --           --
                                            ----        ----        ----        -----
Net realized and unrealized gains
 (losses) on investments................     533         926         390         (241)
                                            ----        ----        ----        -----
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..............    $458        $892        $373        $ (34)
                                            ====        ====        ====        =====

(a) For the period January 1, 2006 to April 30, 2006
(b) For the Period May 1, 2006 to December 31, 2006
(c) For the period November 16, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS
                FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

                                                               LORD ABBETT            LORD ABBETT BOND
                                                            GROWTH AND INCOME             DEBENTURE
                                                               SUB-ACCOUNT               SUB-ACCOUNT
                                                        ------------------------  ------------------------
                                                            2006         2005         2006         2005
                                                        -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)......................... $   (66,410) $  (229,776) $ 1,001,185  $   509,523
  Net realized gain (loss) on investments..............   2,862,588    1,753,891      (18,472)     368,011
  Change in unrealized appreciation (depreciation) of
   investments.........................................   2,256,347   (1,143,131)     505,205     (943,646)
                                                        -----------  -----------  -----------  -----------
  Net increase (decrease) in net assets resulting from
   operations..........................................   5,052,525      380,984    1,487,918      (66,112)
                                                        -----------  -----------  -----------  -----------
From capital transactions:
  Payments received from contract owners...............   8,200,601    5,015,535    2,413,168    1,827,237
  Transfers between Sub-accounts (including fixed
   account), net.......................................     233,782   (7,024,362)    (111,278)  (4,854,293)
  Transfers for contract benefits and terminations.....  (1,665,189)  (1,278,966)  (1,035,994)  (1,150,271)
  Contract maintenance charges.........................    (114,872)     (90,773)     (68,369)     (62,521)
                                                        -----------  -----------  -----------  -----------
  Net increase (decrease) in net assets resulting from
   capital transactions................................   6,654,322   (3,378,566)   1,197,527   (4,239,848)
                                                        -----------  -----------  -----------  -----------
NET CHANGE IN NET ASSETS...............................  11,706,847   (2,997,582)   2,685,445   (4,305,960)
NET ASSETS - BEGINNING OF PERIOD.......................  29,674,711   32,672,293   19,808,005   24,113,965
                                                        -----------  -----------  -----------  -----------
NET ASSETS - END OF PERIOD............................. $41,381,558  $29,674,711  $22,493,450  $19,808,005
                                                        ===========  ===========  ===========  ===========

                                                              LORD ABBETT
                                                             MID-CAP VALUE
                                                              SUB-ACCOUNT
                                                        ----------------------
                                                           2006        2005
                                                        ----------  ----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)......................... $  (31,612) $  (11,668)
  Net realized gain (loss) on investments..............    253,556     103,048
  Change in unrealized appreciation (depreciation) of
   investments.........................................    187,559       4,600
                                                        ----------  ----------
  Net increase (decrease) in net assets resulting from
   operations..........................................    409,503      95,980
                                                        ----------  ----------
From capital transactions:
  Payments received from contract owners...............  2,168,436     209,803
  Transfers between Sub-accounts (including fixed
   account), net.......................................    696,379     107,261
  Transfers for contract benefits and terminations.....    (90,838)    (68,460)
  Contract maintenance charges.........................     (3,462)     (2,548)
                                                        ----------  ----------
  Net increase (decrease) in net assets resulting from
   capital transactions................................  2,770,515     246,056
                                                        ----------  ----------
NET CHANGE IN NET ASSETS...............................  3,180,018     342,036
NET ASSETS - BEGINNING OF PERIOD.......................  1,551,930   1,209,894
                                                        ----------  ----------
NET ASSETS - END OF PERIOD............................. $4,731,948  $1,551,930
                                                        ==========  ==========

(a) For the period from September 30, 2005 to December 31, 2005
(b) For the period from May 2, 2005 to December 31, 2005
(c) For the period from May 1, 2006 to December 31, 2006
(d) For the period from November 7, 2005 to December 31, 2005
(e) For the period from January 1, 2006 to April 30, 2006
(f) For the period from November 16, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

MET/PUTNAM CAPITAL         OPPENHEIMER               LEGG MASON             VAN KAMPEN
   OPPORTUNITIES      CAPITAL APPRECIATION        AGGRESSIVE GROWTH       MID-CAP GROWTH
    SUB-ACCOUNT            SUB-ACCOUNT               SUB-ACCOUNT            SUB-ACCOUNT
------------------  ------------------------  ------------------------  ------------------
  2006      2005        2006         2005         2006         2005       2006      2005
--------  --------  -----------  -----------  -----------  -----------  --------  --------
$ (3,119) $ (1,573) $  (310,972) $  (289,496) $  (180,225) $  (157,846) $ (4,402) $ (3,297)
  22,598     6,565      229,274      169,022      754,756      407,238    21,672    30,602

  11,616     7,101    1,263,646      569,717     (948,573)     686,681     8,149   (18,597)
--------  --------  -----------  -----------  -----------  -----------  --------  --------

  31,095    12,093    1,181,948      449,243     (374,042)     936,073    25,419     8,708
--------  --------  -----------  -----------  -----------  -----------  --------  --------
 101,208     2,002    2,899,105    2,458,853    1,592,212    1,672,675   153,475     6,542

 193,830    (1,206)     550,468   (4,118,756)     661,554   (3,672,496)   27,126    15,952
  (8,482)  (24,682)    (870,776)    (791,421)    (493,583)    (499,842)  (19,527)  (32,179)
     (61)      (60)     (67,023)     (59,366)     (40,046)     (33,249)      (80)      (88)
--------  --------  -----------  -----------  -----------  -----------  --------  --------

 286,495   (23,946)   2,511,774   (2,510,690)   1,720,137   (2,532,912)  160,994    (9,773)
--------  --------  -----------  -----------  -----------  -----------  --------  --------
 317,590   (11,853)   3,693,722   (2,061,447)   1,346,095   (1,596,839)  186,413    (1,065)
 133,971   145,824   18,310,436   20,371,883   10,148,495   11,745,334   234,869   235,934
--------  --------  -----------  -----------  -----------  -----------  --------  --------
$451,561  $133,971  $22,004,158  $18,310,436  $11,494,590  $10,148,495  $421,282  $234,869
========  ========  ===========  ===========  ===========  ===========  ========  ========

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
                FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

                                                                  PIMCO                 RCM GLOBAL
                                                              TOTAL RETURN              TECHNOLOGY
                                                               SUB-ACCOUNT              SUB-ACCOUNT
                                                        ------------------------  ----------------------
                                                            2006         2005        2006        2005
                                                        -----------  -----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)......................... $   152,719  $  (275,899) $  (51,806) $  (38,340)
  Net realized gain (loss) on investments..............     (20,603)      58,244      37,736       8,141
  Change in unrealized appreciation (depreciation) of
   investments.........................................     574,245      297,235     139,307     200,224
                                                        -----------  -----------  ----------  ----------
  Net increase (decrease) in net assets resulting from
   operations..........................................     706,361       79,580     125,237     170,025
                                                        -----------  -----------  ----------  ----------
From capital transactions:
  Payments received from contract owners...............   7,559,636    3,384,359     851,835     443,414
  Transfers between Sub-accounts (including fixed
   account), net.......................................   2,900,675   (1,416,541)     65,276    (671,463)
  Transfers for contract benefits and terminations.....    (817,465)    (863,862)    (95,657)    (60,768)
  Contract maintenance charges.........................     (66,638)     (51,133)     (9,966)     (8,296)
                                                        -----------  -----------  ----------  ----------
  Net increase (decrease) in net assets resulting from
   capital transactions................................   9,576,208    1,052,823     811,488    (297,113)
                                                        -----------  -----------  ----------  ----------
NET CHANGE IN NET ASSETS...............................  10,282,569    1,132,403     936,725    (127,088)
NET ASSETS - BEGINNING OF PERIOD.......................  18,206,651   17,074,248   2,669,093   2,796,181
                                                        -----------  -----------  ----------  ----------
NET ASSETS - END OF PERIOD............................. $28,489,220  $18,206,651  $3,605,818  $2,669,093
                                                        ===========  ===========  ==========  ==========

                                                              T. ROWE PRICE
                                                             MID-CAP GROWTH
                                                               SUB-ACCOUNT
                                                        ------------------------
                                                            2006         2005
                                                        -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)......................... $  (216,907) $  (135,728)
  Net realized gain (loss) on investments..............     697,441      463,074
  Change in unrealized appreciation (depreciation) of
   investments.........................................      73,112      759,374
                                                        -----------  -----------
  Net increase (decrease) in net assets resulting from
   operations..........................................     553,646    1,086,720
                                                        -----------  -----------
From capital transactions:
  Payments received from contract owners...............   4,494,171    2,557,582
  Transfers between Sub-accounts (including fixed
   account), net.......................................    (123,561)    (287,193)
  Transfers for contract benefits and terminations.....    (341,081)    (310,555)
  Contract maintenance charges.........................     (40,502)     (26,177)
                                                        -----------  -----------
  Net increase (decrease) in net assets resulting from
   capital transactions................................   3,989,027    1,933,657
                                                        -----------  -----------
NET CHANGE IN NET ASSETS...............................   4,542,673    3,020,377
NET ASSETS - BEGINNING OF PERIOD.......................  10,429,730    7,409,353
                                                        -----------  -----------
NET ASSETS - END OF PERIOD............................. $14,972,403  $10,429,730
                                                        ===========  ===========

(a) For the period from September 30, 2005 to December 31, 2005
(b) For the period from May 2, 2005 to December 31, 2005
(c) For the period from May 1, 2006 to December 31, 2006
(d) For the period from November 7, 2005 to December 31, 2005
(e) For the period from January 1, 2006 to April 30, 2006
(f) For the period from November 16, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

      MFS RESEARCH                 LAZARD                   MET/AIM               HARRIS OAKMARK
      INTERNATIONAL               MID-CAP              SMALL-CAP GROWTH            INTERNATIONAL
       SUB-ACCOUNT              SUB-ACCOUNT               SUB-ACCOUNT               SUB-ACCOUNT
------------------------  -----------------------  ------------------------  ------------------------
    2006         2005        2006         2005         2006         2005         2006         2005
-----------  -----------  ----------  -----------  -----------  -----------  -----------  -----------
$   (13,791) $  (153,324) $  (89,368) $  (101,231) $  (194,013) $  (165,239) $   215,877  $  (325,023)
  1,820,539    1,221,892     795,576      915,921    1,767,310      330,722    2,775,166    1,374,602

  2,314,881      724,443     110,148     (420,471)    (248,115)     401,669    4,127,407    1,263,576
-----------  -----------  ----------  -----------  -----------  -----------  -----------  -----------

  4,121,629    1,793,011     816,356      394,219    1,325,182      567,152    7,118,450    2,313,155
-----------  -----------  ----------  -----------  -----------  -----------  -----------  -----------
  6,435,687    3,135,501     890,534    1,630,118    1,602,217    1,285,939    7,915,025    5,671,736
   (130,350)  (2,757,928)   (241,337)  (1,414,470)     159,041   (2,661,650)     (60,361)  (3,650,835)
   (522,414)    (524,186)   (398,370)    (295,150)    (521,256)    (399,539)  (1,057,133)    (568,932)
    (61,343)     (37,766)    (21,729)     (16,702)     (42,657)     (36,648)    (106,844)     (63,414)
-----------  -----------  ----------  -----------  -----------  -----------  -----------  -----------

  5,721,580     (184,379)    229,098      (96,204)   1,197,345   (1,811,898)   6,690,687    1,388,555
-----------  -----------  ----------  -----------  -----------  -----------  -----------  -----------
  9,843,209    1,608,632   1,045,454      298,015    2,522,527   (1,244,746)  13,809,137    3,701,710
 14,440,322   12,831,690   6,369,460    6,071,445   10,366,771   11,611,517   23,326,115   19,624,405
-----------  -----------  ----------  -----------  -----------  -----------  -----------  -----------
$24,283,531  $14,440,322  $7,414,914  $ 6,369,460  $12,889,298  $10,366,771  $37,135,252  $23,326,115
===========  ===========  ==========  ===========  ===========  ===========  ===========  ===========

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
                FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

                                                                      THIRD AVENUE                  PIMCO
                                                                     SMALL-CAP VALUE      INFLATION PROTECTED BOND
                                                                       SUB-ACCOUNT               SUB-ACCOUNT
                                                                ------------------------  ------------------------
                                                                    2006         2005         2006         2005
                                                                -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)................................. $  (296,163) $  (279,784) $   469,949  $  (368,087)
  Net realized gain (loss) on investments......................   1,917,070    1,223,082      494,870      205,294
  Change in unrealized appreciation (depreciation) of
   investments.................................................     913,556    1,160,896   (1,277,727)      71,576
                                                                -----------  -----------  -----------  -----------
  Net increase (decrease) in net assets resulting from
   operations..................................................   2,534,463    2,104,194     (312,908)     (91,217)
                                                                -----------  -----------  -----------  -----------
From capital transactions:
  Payments received from contract owners.......................   6,284,257    5,316,600    3,102,916    3,572,462
  Transfers between Sub-accounts (including fixed
   account), net...............................................    (209,913)  (3,952,278)    (741,520)  (3,180,172)
  Transfers for contract benefits and terminations.............    (678,986)    (528,395)  (1,074,439)  (1,207,984)
  Contract maintenance charges.................................     (81,788)     (52,988)     (84,022)     (69,478)
                                                                -----------  -----------  -----------  -----------
  Net increase (decrease) in net assets resulting from capital
   transactions................................................   5,313,570      782,939    1,202,935     (885,172)
                                                                -----------  -----------  -----------  -----------
NET CHANGE IN NET ASSETS.......................................   7,848,033    2,887,133      890,027     (976,389)
NET ASSETS - BEGINNING OF PERIOD...............................  19,975,252   17,088,119   22,975,626   23,952,015
                                                                -----------  -----------  -----------  -----------
NET ASSETS - END OF PERIOD..................................... $27,823,285  $19,975,252  $23,865,653  $22,975,626
                                                                ===========  ===========  ===========  ===========

                                                                    LORD ABBETT
                                                                  AMERICA'S VALUE
                                                                    SUB-ACCOUNT
                                                                ------------------
                                                                  2006      2005
                                                                --------  --------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)................................. $  1,101  $   (975)
  Net realized gain (loss) on investments......................    2,312    10,767
  Change in unrealized appreciation (depreciation) of
   investments.................................................   13,331    (7,527)
                                                                --------  --------
  Net increase (decrease) in net assets resulting from
   operations..................................................   16,744     2,265
                                                                --------  --------
From capital transactions:
  Payments received from contract owners.......................       --    22,417
  Transfers between Sub-accounts (including fixed
   account), net...............................................   28,428    31,442
  Transfers for contract benefits and terminations.............   (4,195)  (12,226)
  Contract maintenance charges.................................      (11)       (3)
                                                                --------  --------
  Net increase (decrease) in net assets resulting from capital
   transactions................................................   24,222    41,630
                                                                --------  --------
NET CHANGE IN NET ASSETS.......................................   40,966    43,895
NET ASSETS - BEGINNING OF PERIOD...............................  105,309    61,414
                                                                --------  --------
NET ASSETS - END OF PERIOD..................................... $146,275  $105,309
                                                                ========  ========

(a) For the period from September 30, 2005 to December 31, 2005
(b) For the period from May 2, 2005 to December 31, 2005
(c) For the period from May 1, 2006 to December 31, 2006
(d) For the period from November 7, 2005 to December 31, 2005
(e) For the period from January 1, 2006 to April 30, 2006
(f) For the period from November 16, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

        NEUBERGER                  TURNER                                             METLIFE
   BERMAN REAL ESTATE          MID-CAP GROWTH           GOLDMAN SACHS           DEFENSIVE STRATEGY
       SUB-ACCOUNT              SUB-ACCOUNT        MID-CAP VALUE SUB-ACCOUNT        SUB-ACCOUNT
------------------------  -----------------------  -----------------------   ------------------------
    2006         2005        2006         2005         2006         2005         2006         2005
-----------  -----------  ----------  -----------  -----------   ----------  -----------  -----------
$   (61,950) $   (87,857) $  (82,501) $   (60,535) $  (214,212)  $  (57,903) $  (551,123) $   (40,777)
    675,367      472,967     184,212      312,815      539,467      849,591      388,254       36,566

  1,965,489      168,170      82,970       46,038    1,363,460     (117,526)   2,604,311      456,555
-----------  -----------  ----------  -----------  -----------   ----------  -----------  -----------

  2,578,906      553,280     184,681      298,318    1,688,715      674,162    2,441,442      452,344
-----------  -----------  ----------  -----------  -----------   ----------  -----------  -----------
  3,525,758    1,574,003   1,183,669      744,731    4,321,014    4,405,539   12,526,436    9,092,935

    234,163   (1,199,930)    288,900   (1,155,793)     373,576     (462,584)  13,854,467    3,597,244
   (308,859)    (241,395)   (157,249)    (131,034)    (279,121)    (196,780)  (1,579,736)    (207,249)
    (26,035)     (16,614)    (17,106)     (12,791)     (42,874)     (16,768)     (57,844)     (16,054)
-----------  -----------  ----------  -----------  -----------   ----------  -----------  -----------

  3,425,027      116,064   1,298,214     (554,887)   4,372,595    3,729,407   24,743,323   12,466,876
-----------  -----------  ----------  -----------  -----------   ----------  -----------  -----------
  6,003,933      669,344   1,482,895     (256,569)   6,061,310    4,403,569   27,184,765   12,919,220
  6,110,403    5,441,059   4,071,801    4,328,370    9,888,704    5,485,135   15,665,992    2,746,772
-----------  -----------  ----------  -----------  -----------   ----------  -----------  -----------
$12,114,336  $ 6,110,403  $5,554,696  $ 4,071,801  $15,950,014   $9,888,704  $42,850,757  $15,665,992
===========  ===========  ==========  ===========  ===========   ==========  ===========  ===========

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
                FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

                                                             METLIFE                    METLIFE
                                                        MODERATE STRATEGY          BALANCED STRATEGY
                                                           SUB-ACCOUNT                SUB-ACCOUNT
                                                    ------------------------  --------------------------
                                                        2006         2005         2006          2005
                                                    -----------  -----------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)..................... $(1,212,504) $   (49,069) $ (2,918,125) $     32,302
  Net realized gain (loss) on investments..........     909,163      125,962     1,811,663       238,243
  Change in unrealized appreciation (depreciation)
   of investments..................................   6,691,783    1,671,717    18,916,804     5,089,576
                                                    -----------  -----------  ------------  ------------
  Net increase (decrease) in net assets resulting
   from operations.................................   6,388,442    1,748,610    17,810,342     5,360,121
                                                    -----------  -----------  ------------  ------------
From capital transactions:
  Payments received from contract owners...........  31,610,882   20,932,938    80,059,830    56,547,502
  Transfers between Sub-accounts (including fixed
   account), net...................................  15,989,986   16,095,731    24,838,594    48,415,193
  Transfers for contract benefits and
   terminations....................................  (2,900,686)  (1,112,585)  (13,674,357)   (3,240,243)
  Contract maintenance charges.....................    (242,309)     (88,445)     (549,466)     (146,963)
                                                    -----------  -----------  ------------  ------------
  Net increase (decrease) in net assets resulting
   from capital transactions.......................  44,457,873   35,827,639    90,674,601   101,575,489
                                                    -----------  -----------  ------------  ------------
NET CHANGE IN NET ASSETS...........................  50,846,315   37,576,249   108,484,943   106,935,610
NET ASSETS - BEGINNING OF PERIOD...................  47,950,958   10,374,709   122,628,863    15,693,253
                                                    -----------  -----------  ------------  ------------
NET ASSETS - END OF PERIOD......................... $98,797,273  $47,950,958  $231,113,806  $122,628,863
                                                    ===========  ===========  ============  ============

                                                              METLIFE
                                                          GROWTH STRATEGY
                                                            SUB-ACCOUNT
                                                    --------------------------
                                                        2006          2005
                                                    ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)..................... $ (3,514,182) $   (424,212)
  Net realized gain (loss) on investments..........    1,353,559     1,514,244
  Change in unrealized appreciation (depreciation)
   of investments..................................   27,095,555     8,568,944
                                                    ------------  ------------
  Net increase (decrease) in net assets resulting
   from operations.................................   24,934,932     9,658,976
                                                    ------------  ------------
From capital transactions:
  Payments received from contract owners...........   94,393,723    78,410,151
  Transfers between Sub-accounts (including fixed
   account), net...................................   22,656,025    24,723,435
  Transfers for contract benefits and
   terminations....................................   (6,094,864)   (2,290,340)
  Contract maintenance charges.....................     (642,959)     (267,007)
                                                    ------------  ------------
  Net increase (decrease) in net assets resulting
   from capital transactions.......................  110,311,925   100,576,239
                                                    ------------  ------------
NET CHANGE IN NET ASSETS...........................  135,246,857   110,235,215
NET ASSETS - BEGINNING OF PERIOD...................  144,440,071    34,204,856
                                                    ------------  ------------
NET ASSETS - END OF PERIOD......................... $279,686,928  $144,440,071
                                                    ============  ============

(a) For the period from September 30, 2005 to December 31, 2005
(b) For the period from May 2, 2005 to December 31, 2005
(c) For the period from May 1, 2006 to December 31, 2006
(d) For the period from November 7, 2005 to December 31, 2005
(e) For the period from January 1, 2006 to April 30, 2006
(f) For the period from November 16, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

         METLIFE                CYCLICAL             CYCLICAL            VAN KAMPEN
   AGGRESSIVE STRATEGY         GROWTH ETF       GROWTH & INCOME ETF       COMSTOCK
       SUB-ACCOUNT             SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
------------------------  --------------------  ------------------- --------------------
    2006         2005        2006     2005 (B)     2006    2005 (B)    2006     2005 (B)
-----------  -----------  ----------  --------  ---------- -------- ----------  --------
$  (591,725) $   (81,585) $     (647) $     (4) $    8,113          $  (48,486) $  3,498
    460,025      127,732       4,627        --         233              53,220       535

  4,468,333    1,676,228     107,482      (453)     29,606             480,136     8,208
-----------  -----------  ----------  --------  ----------   ---    ----------  --------

  4,336,633    1,722,375     111,462      (457)     37,952    --       484,870    12,241
-----------  -----------  ----------  --------  ----------   ---    ----------  --------
 22,501,017    9,675,030   1,026,109        --     686,820    --     3,475,736   712,550

  3,423,699    9,183,188     120,862   115,278     345,942    --       768,492   258,851
   (634,713)    (225,914)        566        --         358    --       (32,527)  (19,113)
    (97,135)     (45,050)       (397)       --          --    --        (5,382)     (248)
-----------  -----------  ----------  --------  ----------   ---    ----------  --------

 25,192,868   18,587,254   1,147,140   115,278   1,033,120    --     4,206,319   952,040
-----------  -----------  ----------  --------  ----------   ---    ----------  --------
 29,529,501   20,309,629   1,258,602   114,821   1,071,072    --     4,691,189   964,281
 22,767,192    2,457,563     114,821        --          --    --       964,281        --
-----------  -----------  ----------  --------  ----------   ---    ----------  --------
$52,296,693  $22,767,192  $1,373,423  $114,821  $1,071,072   $--    $5,655,470  $964,281
===========  ===========  ==========  ========  ==========   ===    ==========  ========

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
                FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

                                                                                  LEGG MASON        MFS EMERGING
                                                                                 VALUE EQUITY      MARKETS EQUITY
                                                                                 SUB-ACCOUNT        SUB-ACCOUNT
                                                                             -------------------  ----------------
                                                                                2006     2005 (B)  2006 (C)   2005
                                                                             ----------  -------- ----------  ----
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).............................................. $  (44,093) $    (5) $    6,650  $--
  Net realized gain (loss) on investments...................................    118,447       --       2,871   --
  Change in unrealized appreciation (depreciation) of investments...........    369,410     (324)    177,503   --
                                                                             ----------  -------  ----------  ---
  Net increase (decrease) in net assets resulting from operations...........    443,764     (329)    187,024   --
                                                                             ----------  -------  ----------  ---
From capital transactions:
  Payments received from contract owners....................................  3,928,103   23,464   1,203,989   --
  Transfers between Sub-accounts (including fixed account), net.............  1,659,905    7,624     287,134   --
  Transfers for contract benefits and terminations..........................    (68,513)      (2)     (4,806)  --
  Contract maintenance charges..............................................     (1,710)      --         (91)  --
                                                                             ----------  -------  ----------  ---
  Net increase (decrease) in net assets resulting from capital transactions.  5,517,785   31,086   1,486,226   --
                                                                             ----------  -------  ----------  ---
NET CHANGE IN NET ASSETS....................................................  5,961,549   30,757   1,673,250   --
NET ASSETS - BEGINNING OF PERIOD............................................     30,757       --          --   --
                                                                             ----------  -------  ----------  ---
NET ASSETS - END OF PERIOD.................................................. $5,992,306  $30,757  $1,673,250  $--
                                                                             ==========  =======  ==========  ===

                                                                              LOOMIS SAYLES
                                                                              GLOBAL MARKETS
                                                                               SUB-ACCOUNT
                                                                             ----------------
                                                                              2006 (C)   2005
                                                                             ----------  ----
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).............................................. $    7,403  $--
  Net realized gain (loss) on investments...................................      4,071   --
  Change in unrealized appreciation (depreciation) of investments...........     87,231   --
                                                                             ----------  ---
  Net increase (decrease) in net assets resulting from operations...........     98,705   --
                                                                             ----------  ---
From capital transactions:
  Payments received from contract owners....................................    831,490   --
  Transfers between Sub-accounts (including fixed account), net.............    573,648   --
  Transfers for contract benefits and terminations..........................     (7,408)  --
  Contract maintenance charges..............................................       (366)  --
                                                                             ----------  ---
  Net increase (decrease) in net assets resulting from capital transactions.  1,397,364   --
                                                                             ----------  ---
NET CHANGE IN NET ASSETS....................................................  1,496,069   --
NET ASSETS - BEGINNING OF PERIOD............................................         --   --
                                                                             ----------  ---
NET ASSETS - END OF PERIOD.................................................. $1,496,069  $--
                                                                             ==========  ===

(a) For the period from September 30, 2005 to December 31, 2005
(b) For the period from May 2, 2005 to December 31, 2005
(c) For the period from May 1, 2006 to December 31, 2006
(d) For the period from November 7, 2005 to December 31, 2005
(e) For the period from January 1, 2006 to April 30, 2006
(f) For the period from November 16, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

        MET/AIM             BLACKROCK           JANUS                 MFS
   CAPITAL APPRECIATION    HIGH YIELD     CAPITAL APPRECIATION       VALUE
      SUB-ACCOUNT          SUB-ACCOUNT       SUB-ACCOUNT          SUB-ACCOUNT
   -------------------- ----------------- -------------------- ------------------
     2006     2005 (D)    2006   2005 (D)   2006     2005 (D)    2006    2005 (D)
   --------   --------  -------  -------- --------   --------  --------  --------
   $   (877)    $--     $  (442)   $--    $   (878)    $--     $  2,468    $--
     25,908      --          12     --          (5)     --       16,172     --
    (13,161)     --       3,099     --      11,031      --       11,913     --
   --------     ---     -------    ---    --------     ---     --------    ---
     11,870      --       2,669     --      10,148      --       30,553     --
   --------     ---     -------    ---    --------     ---     --------    ---
     23,257      --      63,062     --      64,066      --      204,640     --
    189,095      --         382     --      67,301      --      164,314     --
    (13,656)     --          12     --          67      --         (307)    --
         --      --          --     --          --      --           --     --
   --------     ---     -------    ---    --------     ---     --------    ---
    198,696      --      63,456     --     131,434      --      368,647     --
   --------     ---     -------    ---    --------     ---     --------    ---
    210,566      --      66,125     --     141,582      --      399,200     --
         --      --          --     --          --      --           --     --
   --------     ---     -------    ---    --------     ---     --------    ---
   $210,566     $--     $66,125    $--    $141,582     $--     $399,200    $--
   ========     ===     =======    ===    ========     ===     ========    ===

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
                FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

                                                                        PIONEER            PIONEER             PIONEER
                                                                          FUND          MID-CAP VALUE      STRATEGIC INCOME
                                                                      SUB-ACCOUNT        SUB-ACCOUNT         SUB-ACCOUNT
                                                                   ------------------ ------------------ --------------------
                                                                     2006    2005 (D)   2006    2005 (D)    2006     2005 (D)
                                                                   --------  -------- --------  -------- ----------  --------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).................................... $ (1,592)   $--    $ (3,783)   $--    $  141,808    $--
  Net realized gain (loss) on investments.........................       47     --      10,331     --           865     --
  Change in unrealized appreciation (depreciation) of investments.   18,922     --      51,782     --       (61,721)    --
                                                                   --------    ---    --------    ---    ----------    ---
  Net increase (decrease) in net assets resulting from operations.   17,377     --      58,330     --        80,952     --
                                                                   --------    ---    --------    ---    ----------    ---
From capital transactions:
  Payments received from contract owners..........................   87,739     --     488,071     --     2,424,947     --
  Transfers between Sub-accounts (including fixed account), net...  159,433     --     200,963     --     1,106,680     --
  Transfers for contract benefits and terminations................     (165)    --      (1,412)    --       (16,515)    --
  Contract maintenance charges....................................       --     --          --     --            --     --
                                                                   --------    ---    --------    ---    ----------    ---
  Net increase (decrease) in net assets resulting from capital
   transactions...................................................  247,007     --     687,622     --     3,515,112     --
                                                                   --------    ---    --------    ---    ----------    ---
NET CHANGE IN NET ASSETS..........................................  264,384     --     745,952     --     3,596,064     --
NET ASSETS - BEGINNING OF PERIOD..................................       --     --          --     --            --     --
                                                                   --------    ---    --------    ---    ----------    ---
NET ASSETS - END OF PERIOD........................................ $264,384    $--    $745,952    $--    $3,596,064    $--
                                                                   ========    ===    ========    ===    ==========    ===

(a) For the period from September 30, 2005 to December 31, 2005
(b) For the period from May 2, 2005 to December 31, 2005
(c) For the period from May 1, 2006 to December 31, 2006
(d) For the period from November 7, 2005 to December 31, 2005
(e) For the period from January 1, 2006 to April 30, 2006
(f) For the period from November 16, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

      DREMAN           BLACKROCK         STRATEGIC         STRATEGIC       STRATEGIC
 SMALL-CAP VALUE     LARGE CAP CORE   GROWTH & INCOME CONSERVATIVE GROWTH   GROWTH
   SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT
------------------ ------------------ --------------- ------------------- -----------
  2006    2005 (D)   2006    2005 (D)    2006 (F)          2006 (F)        2006 (F)
--------  -------- --------  -------- --------------- ------------------- -----------
$ (1,219)   $--    $   (493)   $--       $    305         $      238       $    624
   2,307     --          54     --             --                  3             (2)
  69,760     --       7,341     --           (858)              (120)        (2,588)
--------    ---    --------    ---       --------         ----------       --------
  70,848     --       6,902     --           (553)               121         (1,966)
--------    ---    --------    ---       --------         ----------       --------
 608,494     --      28,226     --             --                 --             --
 147,292     --     104,712     --        577,982          1,266,789        744,730
  (1,230)    --          --     --           (227)               462          4,393
      --     --          --     --             --                 --             --
--------    ---    --------    ---       --------         ----------       --------

 754,556     --     132,938     --        577,755          1,267,251        749,123
--------    ---    --------    ---       --------         ----------       --------
 825,404     --     139,840     --        577,202          1,267,372        747,157
      --     --          --     --             --                 --             --
--------    ---    --------    ---       --------         ----------       --------
$825,404    $--    $139,840    $--       $577,202         $1,267,372       $747,157
========    ===    ========    ===       ========         ==========       ========

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
                FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

                                                                                   RUSSELL            RUSSELL
                                                                             MULTI-STYLE EQUITY  AGGRESSIVE EQUITY
                                                                                 SUB-ACCOUNT        SUB-ACCOUNT
                                                                             ------------------  ----------------
                                                                               2006      2005      2006     2005
                                                                             --------  --------  -------  -------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).............................................. $   (858) $   (576) $  (487) $ 2,996
  Net realized gain (loss) on investments...................................      480       311    5,644      176
  Change in unrealized appreciation (depreciation) of investments...........   21,274    10,496     (154)  (1,405)
                                                                             --------  --------  -------  -------
  Net increase (decrease) in net assets resulting from operations...........   20,896    10,231    5,003    1,767
                                                                             --------  --------  -------  -------
From capital transactions:
  Payments received from contract owners....................................       --        --       --       --
  Transfers between Sub-accounts (including fixed account), net.............      293    (1,020)     (43)    (170)
  Transfers for contract benefits and terminations..........................       --        --       (3)       1
  Contract maintenance charges..............................................      (20)      (21)      (2)      (2)
                                                                             --------  --------  -------  -------
  Net increase (decrease) in net assets resulting from capital transactions.      273    (1,041)     (48)    (171)
                                                                             --------  --------  -------  -------
NET CHANGE IN NET ASSETS....................................................   21,169     9,190    4,955    1,596
NET ASSETS - BEGINNING OF PERIOD............................................  186,762   177,572   37,769   36,173
                                                                             --------  --------  -------  -------
NET ASSETS - END OF PERIOD.................................................. $207,931  $186,762  $42,724  $37,769
                                                                             ========  ========  =======  =======

                                                                                  RUSSELL
                                                                                 NON-U.S.
                                                                                SUB-ACCOUNT
                                                                             ----------------
                                                                               2006     2005
                                                                             -------  -------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).............................................. $   494  $    78
  Net realized gain (loss) on investments...................................   2,057      410
  Change in unrealized appreciation (depreciation) of investments...........   6,739    4,158
                                                                             -------  -------
  Net increase (decrease) in net assets resulting from operations...........   9,290    4,646
                                                                             -------  -------
From capital transactions:
  Payments received from contract owners....................................      --       --
  Transfers between Sub-accounts (including fixed account), net.............  (1,643)  (1,063)
  Transfers for contract benefits and terminations..........................      (2)       1
  Contract maintenance charges..............................................     (11)     (11)
                                                                             -------  -------
  Net increase (decrease) in net assets resulting from capital transactions.  (1,656)  (1,073)
                                                                             -------  -------
NET CHANGE IN NET ASSETS....................................................   7,634    3,573
NET ASSETS - BEGINNING OF PERIOD............................................  42,803   39,230
                                                                             -------  -------
NET ASSETS - END OF PERIOD.................................................. $50,437  $42,803
                                                                             =======  =======

(a) For the period from September 30, 2005 to December 31, 2005
(b) For the period from May 2, 2005 to December 31, 2005
(c) For the period from May 1, 2006 to December 31, 2006
(d) For the period from November 7, 2005 to December 31, 2005
(e) For the period from January 1, 2006 to April 30, 2006
(f) For the period from November 16, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

        RUSSELL            RUSSELL            AIM V.I. CAPITAL       AIM V.I.
       CORE BOND      REAL ESTATE SECURITIES    APPRECIATION    INTERNATIONAL GROWTH
      SUB-ACCOUNT        SUB-ACCOUNT            SUB-ACCOUNT         SUB-ACCOUNT
  ------------------  ---------------------  -----------------  ------------------
    2006      2005      2006        2005       2006     2005      2006       2005
  --------  --------   -------     -------   -------  --------  --------   --------
  $  8,894  $  6,099  $   456     $   460    $(1,030) $   (953) $   (556)  $   (154)
       (47)    2,826    7,475       6,248        868    (2,318)   24,277      1,666
    (2,311)   (7,237)  15,295         320      3,710     8,370    16,264      8,058
  --------  --------   -------     -------   -------  --------  --------   --------
     6,536     1,688   23,226       7,028      3,548     5,099    39,985      9,570
  --------  --------   -------     -------   -------  --------  --------   --------
        --        --       --          --      5,138     4,292    43,647     28,651
     2,353     2,530     (960)       (278)       126   (12,776)  (20,421)    25,717
        (2)        3      (10)         --     (3,715)     (267)   (9,425)      (377)
       (23)      (23)      (3)         (3)        (6)       (6)     (513)       (43)
  --------  --------   -------     -------   -------  --------  --------   --------
     2,328     2,510     (973)       (281)     1,543    (8,757)   13,288     53,948
  --------  --------   -------     -------   -------  --------  --------   --------
     8,864     4,198   22,253       6,747      5,091    (3,658)   53,273     63,518
   282,187   277,989   68,704      61,957     71,926    75,584   103,706     40,188
  --------  --------   -------     -------   -------  --------  --------   --------
  $291,051  $282,187  $90,957     $68,704    $77,017  $ 71,926  $156,979   $103,706
  ========  ========   =======     =======   =======  ========  ========   ========

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
                FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

                                                                             ALLIANCEBERNSTEIN       PUTNAM
                                                                             LARGE CAP GROWTH    GROWTH & INCOME
                                                                               SUB-ACCOUNT         SUB-ACCOUNT
                                                                             ----------------  ------------------
                                                                              2006    2005 (D)   2006      2005
                                                                             ------   -------- --------  --------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).............................................. $  (14)    $--    $    809  $    861
  Net realized gain (loss) on investments...................................     --      --       4,978     2,092
  Change in unrealized appreciation (depreciation) of investments...........    143      --      21,005     3,802
                                                                             ------     ---    --------  --------
  Net increase (decrease) in net assets resulting from operations...........    129      --      26,792     6,755
                                                                             ------     ---    --------  --------
From capital transactions:
  Payments received from contract owners....................................  3,812      --      17,802     8,233
  Transfers between Sub-accounts (including fixed account), net.............     --      --       3,351    27,031
  Transfers for contract benefits and terminations..........................     --      --         (58)   (2,804)
  Contract maintenance charges..............................................     --      --          (4)       (4)
                                                                             ------     ---    --------  --------
  Net increase (decrease) in net assets resulting from capital transactions.  3,812      --      21,091    32,456
                                                                             ------     ---    --------  --------
NET CHANGE IN NET ASSETS....................................................  3,941      --      47,883    39,211
NET ASSETS - BEGINNING OF PERIOD............................................     --      --     166,207   126,996
                                                                             ------     ---    --------  --------
NET ASSETS - END OF PERIOD.................................................. $3,941     $--    $214,090  $166,207
                                                                             ======     ===    ========  ========

(a) For the period from September 30, 2005 to December 31, 2005
(b) For the period from May 2, 2005 to December 31, 2005
(c) For the period from May 1, 2006 to December 31, 2006
(d) For the period from November 7, 2005 to December 31, 2005
(e) For the period from January 1, 2006 to April 30, 2006
(f) For the period from November 16, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

                 PUTNAM              PUTNAM              PUTNAM
             EQUITY INCOME           VISTA          SMALL CAP VALUE
              SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
           -----------------  -------------------  ------------------
             2006     2005       2006      2005      2006    2005 (D)
           -------  --------  ---------  --------  --------  --------
           $    96  $    (33) $  (5,979) $ (6,298) $   (418)   $--
             1,800    12,060    (23,191)   (3,968)     (376)    --
             8,938   (10,369)    52,537    59,400     5,654     --
           -------  --------  ---------  --------  --------    ---
            10,834     1,658     23,367    49,134     4,860     --
           -------  --------  ---------  --------  --------    ---
                --    16,813     22,755    28,057   104,120     --
            22,511   (26,194)       173    (2,532)   (8,674)    --
                (6)   (7,484)  (107,782)   (1,021)      317     --
                (3)       (3)        (2)       (2)       --     --
           -------  --------  ---------  --------  --------    ---
            22,502   (16,868)   (84,856)   24,502    95,763     --
           -------  --------  ---------  --------  --------    ---
            33,336   (15,210)   (61,489)   73,636   100,623     --
            48,196    63,406    492,386   418,750        --     --
           -------  --------  ---------  --------  --------    ---
           $81,532  $ 48,196  $ 430,897  $492,386  $100,623    $--
           =======  ========  =========  ========  ========    ===

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
                FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

                                                                                               TEMPLETON
                                                                     TEMPLETON FOREIGN    DEVELOPING MARKETS    TEMPLETON GROWTH
                                                                        SECURITIES            SECURITIES           SECURITIES
                                                                        SUB-ACCOUNT           SUB-ACCOUNT         SUB-ACCOUNT
                                                                   --------------------  --------------------  ------------------
                                                                      2006       2005       2006       2005      2006    2005 (D)
                                                                   ----------  --------  ----------  --------  --------  --------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).................................... $  (15,098) $   (843) $  (11,039) $   (511) $   (630)   $--
  Net realized (losses) gains from security transactions..........     20,911     7,796      64,426     7,491     1,256     --
  Change in unrealized appreciation (depreciation) of investments.    663,735    24,345     635,092    78,045    17,435     --
                                                                   ----------  --------  ----------  --------  --------    ---
  Net increase (decrease) in net assets resulting from operations.    669,548    31,298     688,479    85,025    18,061     --
                                                                   ----------  --------  ----------  --------  --------    ---
From capital transactions:
  Payments received from contract owners..........................  3,732,132    81,021   2,908,980   107,403   187,880     --
  Transfers between Sub-accounts (including fixed account), net...  1,997,142    32,231     793,306    38,889    29,593     --
  Transfers for contract benefits and terminations................    (24,572)  (14,472)    (35,045)   (3,793)   (2,251)    --
  Contract maintenance charges....................................     (1,387)     (822)     (1,503)     (916)       --     --
                                                                   ----------  --------  ----------  --------  --------    ---
  Net increase (decrease) in net assets resulting from capital
   transactions...................................................  5,703,315    97,958   3,665,738   141,583   215,222     --
                                                                   ----------  --------  ----------  --------  --------    ---
NET CHANGE IN NET ASSETS..........................................  6,372,863   129,256   4,354,217   226,608   233,283     --
NET ASSETS - BEGINNING OF PERIOD..................................    406,479   277,223     483,749   257,141        --     --
                                                                   ----------  --------  ----------  --------  --------    ---
NET ASSETS - END OF PERIOD........................................ $6,779,342  $406,479  $4,837,966  $483,749  $233,283    $--
                                                                   ==========  ========  ==========  ========  ========    ===

(a) For the period from September 30, 2005 to December 31, 2005
(b) For the period from May 2, 2005 to December 31, 2005
(c) For the period from May 1, 2006 to December 31, 2006
(d) For the period from November 7, 2005 to December 31, 2005
(e) For the period from January 1, 2006 to April 30, 2006
(f) For the period from November 16, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

       FRANKLIN                  FRANKLIN           FIDELITY           FIDELITY
  MUTUAL SHARES SECURITIES  INCOME SECURITIES     EQUITY-INCOME        MID-CAP
     SUB-ACCOUNT               SUB-ACCOUNT         SUB-ACCOUNT       SUB-ACCOUNT
  ------------------------ -------------------- ----------------  ------------------
    2006       2005 (D)       2006     2005 (D)   2006     2005     2006    2005 (D)
   --------    --------    ----------  -------- -------  -------  --------  --------
  $ (1,575)      $--       $   14,726    $--    $   809  $   (25) $ (1,615)   $--
     8,157        --            6,399     --      6,421    1,342      (142)    --
    41,149        --          264,922     --      1,395      434    18,128     --
   --------      ---       ----------    ---    -------  -------  --------    ---
    47,731        --          286,047     --      8,625    1,751    16,371     --
   --------      ---       ----------    ---    -------  -------  --------    ---
   632,032        --        2,536,902     --         --    7,500   309,632     --
   (69,880)       --        2,028,129     --      2,976       --    34,044     --
   (11,013)       --          (19,227)    --          6       (2)     (628)    --
        --        --               --     --       (234)    (186)       --     --
   --------      ---       ----------    ---    -------  -------  --------    ---
   551,139        --        4,545,804     --      2,748    7,312   343,048     --
   --------      ---       ----------    ---    -------  -------  --------    ---
   598,870        --        4,831,851     --     11,373    9,063   359,419     --
        --        --               --     --     46,565   37,502        --     --
   --------      ---       ----------    ---    -------  -------  --------    ---
  $598,870       $--       $4,831,851    $--    $57,938  $46,565  $359,419    $--
   ========      ===       ==========    ===    =======  =======  ========    ===

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
                FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

                                                                         FIDELITY                METLIFE
                                                                        CONTRAFUND             STOCK INDEX
                                                                       SUB-ACCOUNT             SUB-ACCOUNT
                                                                   -------------------- ------------------------
                                                                      2006     2005 (D)     2006         2005
                                                                   ----------  -------- -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).................................... $    1,070    $--    $    (5,606) $   (41,511)
  Net realized (losses) gains from security transactions..........    475,897     --        818,895      613,648
  Change in unrealized appreciation (depreciation) of
   investments....................................................   (119,273)    --      1,002,441     (159,135)
                                                                   ----------    ---    -----------  -----------
  Net increase (decrease) in net assets resulting from operations.    357,694     --      1,815,730      413,002
                                                                   ----------    ---    -----------  -----------
From capital transactions:
  Payments received from contract owners..........................  4,214,977     --      3,503,492    5,893,335
  Transfers between Sub-accounts (including fixed account), net...  2,229,330     --       (634,292)  (3,147,350)
  Transfers for contract benefits and terminations................    (55,430)    --       (549,652)    (718,399)
  Contract maintenance charges....................................         --     --        (45,209)     (26,492)
                                                                   ----------    ---    -----------  -----------
  Net increase (decrease) in net assets resulting from capital
   transactions...................................................  6,388,877     --      2,274,339    2,001,094
                                                                   ----------    ---    -----------  -----------
NET CHANGE IN NET ASSETS..........................................  6,746,571     --      4,090,069    2,414,096
NET ASSETS - BEGINNING OF PERIOD..................................         --     --     12,415,190   10,001,094
                                                                   ----------    ---    -----------  -----------
NET ASSETS - END OF PERIOD........................................ $6,746,571    $--    $16,505,259  $12,415,190
                                                                   ==========    ===    ===========  ===========

                                                                           FI
                                                                   INTERNATIONAL STOCK
                                                                       SUB-ACCOUNT
                                                                   ------------------
                                                                     2006      2005
                                                                   --------  --------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).................................... $   (695) $ (3,281)
  Net realized (losses) gains from security transactions..........   58,066    21,781
  Change in unrealized appreciation (depreciation) of
   investments....................................................      543    32,393
                                                                   --------  --------
  Net increase (decrease) in net assets resulting from operations.   57,914    50,893
                                                                   --------  --------
From capital transactions:
  Payments received from contract owners..........................  196,500        --
  Transfers between Sub-accounts (including fixed account), net...  (90,307)  (50,853)
  Transfers for contract benefits and terminations................  (29,549)  (23,542)
  Contract maintenance charges....................................   (1,546)   (1,490)
                                                                   --------  --------
  Net increase (decrease) in net assets resulting from capital
   transactions...................................................   75,098   (75,885)
                                                                   --------  --------
NET CHANGE IN NET ASSETS..........................................  133,012   (24,992)
NET ASSETS - BEGINNING OF PERIOD..................................  365,393   390,385
                                                                   --------  --------
NET ASSETS - END OF PERIOD........................................ $498,405  $365,393
                                                                   ========  ========

(a) For the period from September 30, 2005 to December 31, 2005
(b) For the period from May 2, 2005 to December 31, 2005
(c) For the period from May 1, 2006 to December 31, 2006
(d) For the period from November 7, 2005 to December 31, 2005
(e) For the period from January 1, 2006 to April 30, 2006
(f) For the period from November 16, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

    BLACKROCK              BLACKROCK               DAVIS VENTURE            HARRIS OAKMARK
   BOND INCOME           MONEY MARKET                  VALUE                 FOCUSED VALUE
   SUB-ACCOUNT            SUB-ACCOUNT               SUB-ACCOUNT               SUB-ACCOUNT
-----------------  ------------------------  ------------------------  ------------------------
  2006      2005       2006         2005         2006         2005         2006         2005
--------  -------  -----------  -----------  -----------  -----------  -----------  -----------
$  1,387  $ 1,329  $   459,287  $    67,151  $  (412,482) $  (372,990) $  (266,192) $  (233,246)
  (1,442)     316           --           --      759,520    1,278,107    1,843,483      570,684
  18,598   (1,087)          --           --    4,920,590    1,742,393      135,429      664,485
--------  -------  -----------  -----------  -----------  -----------  -----------  -----------
  18,543      558      459,287       67,151    5,267,628    2,647,510    1,712,720    1,001,923
--------  -------  -----------  -----------  -----------  -----------  -----------  -----------
 649,700   60,768   14,829,676    6,569,582   13,231,232    6,674,059    2,345,163    3,261,913
  27,263    6,409   (1,177,226)   5,144,374   (1,630,198)  (6,661,088)    (483,163)  (2,240,134)
    (992)  (2,601)  (4,218,317)    (330,354)  (1,539,929)  (1,260,283)    (808,424)    (457,639)
    (299)      --      (31,127)      (4,275)    (136,232)    (104,401)     (59,803)     (45,483)
--------  -------  -----------  -----------  -----------  -----------  -----------  -----------
 675,672   64,576    9,403,006   11,379,327    9,924,873   (1,351,713)     993,773      518,657
--------  -------  -----------  -----------  -----------  -----------  -----------  -----------
 694,215   65,134    9,862,293   11,446,478   15,192,501    1,295,797    2,706,493    1,520,580
  83,096   17,962   11,615,345      168,867   35,309,809   34,014,012   15,888,972   14,368,392
--------  -------  -----------  -----------  -----------  -----------  -----------  -----------
$777,311  $83,096  $21,477,638  $11,615,345  $50,502,310  $35,309,809  $18,595,465  $15,888,972
========  =======  ===========  ===========  ===========  ===========  ===========  ===========

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
                FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005


                                                                                                      MFS
                                                                        JENNISON GROWTH          TOTAL RETURN
                                                                          SUB-ACCOUNT             SUB-ACCOUNT
                                                                   ------------------------  --------------------
                                                                       2006         2005        2006       2005
                                                                   -----------  -----------  ----------  --------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).................................... $  (240,692) $  (185,170) $  (16,973) $    (84)
  Net realized (losses) gains from security transactions..........     219,181      343,140      (2,319)    2,681
  Change in unrealized appreciation (depreciation) of investments.     256,533      985,639     202,536    (1,402)
                                                                   -----------  -----------  ----------  --------
  Net increase (decrease) in net assets resulting from operations.     235,022    1,143,609     183,244     1,195
                                                                   -----------  -----------  ----------  --------
From capital transactions:
  Payments received from contract owners..........................   3,192,761    2,316,024   2,378,309    29,021
  Transfers between Sub-accounts (including fixed account), net...   1,130,302   (3,403,020)  1,034,203    45,007
  Transfers for contract benefits and terminations................    (479,668)    (493,127)    (34,713)  (10,578)
  Contract maintenance charges....................................     (48,933)     (37,605)         (9)       (6)
                                                                   -----------  -----------  ----------  --------
  Net increase (decrease) in net assets resulting from capital
   transactions...................................................   3,794,462   (1,617,728)  3,377,790    63,444
                                                                   -----------  -----------  ----------  --------
NET CHANGE IN NET ASSETS..........................................   4,029,484     (474,119)  3,561,034    64,639
NET ASSETS - BEGINNING OF PERIOD..................................  12,356,025   12,830,144      98,174    33,535
                                                                   -----------  -----------  ----------  --------
NET ASSETS - END OF PERIOD........................................ $16,385,509  $12,356,025  $3,659,208  $ 98,174
                                                                   ===========  ===========  ==========  ========

                                                                           MFS
                                                                     INVESTORS TRUST
                                                                       SUB-ACCOUNT
                                                                   -------------------
                                                                    2006 (E)    2005
                                                                   ---------  --------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).................................... $    (319) $ (4,838)
  Net realized (losses) gains from security transactions..........   101,009    16,735
  Change in unrealized appreciation (depreciation) of investments.   (82,846)    7,587
                                                                   ---------  --------
  Net increase (decrease) in net assets resulting from operations.    17,844    19,484
                                                                   ---------  --------
From capital transactions:
  Payments received from contract owners..........................     4,034        --
  Transfers between Sub-accounts (including fixed account), net...  (404,094)  (62,681)
  Transfers for contract benefits and terminations................   (10,667)  (25,531)
  Contract maintenance charges....................................       (86)   (1,646)
                                                                   ---------  --------
  Net increase (decrease) in net assets resulting from capital transactions...................................................  (410,813)  (89,858)
                                                                   ---------  --------
NET CHANGE IN NET ASSETS..........................................  (392,969)  (70,374)
NET ASSETS - BEGINNING OF PERIOD..................................   392,969   463,343
                                                                   ---------  --------
NET ASSETS - END OF PERIOD........................................ $      --  $392,969
                                                                   =========  ========

(a) For the period from September 30, 2005 to December 31, 2005
(b) For the period from May 2, 2005 to December 31, 2005
(c) For the period from May 1, 2006 to December 31, 2006
(d) For the period from November 7, 2005 to December 31, 2005
(e) For the period from January 1, 2006 to April 30, 2006
(f) For the period from November 16, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

                     WESTERN ASSET MANAGEMENT
  CAPITAL GUARDIAN    STRATEGIC BOND          WESTERN ASSET MANAGEMENT   T. ROWE PRICE
    U.S. EQUITY        OPPORTUNITIES             U.S. GOVERNMENT        SMALL-CAP GROWTH
    SUB-ACCOUNT         SUB-ACCOUNT                SUB-ACCOUNT            SUB-ACCOUNT
-------------------  -----------------------  -----------------------  -----------------
   2006      2005      2006         2005         2006       2005 (B)     2006     2005
---------  --------    -------     -------     ----------   --------   -------  --------
$  (4,197) $ (5,881) $ 2,449      $ 1,101     $   (8,258)   $ (1,257)  $(1,203) $ (1,243)
   43,334    12,671    1,053        1,680         (4,879)       (488)    3,051     2,045
   10,530    10,533     (997)      (1,966)        71,466         758        47     7,084
---------  --------    -------     -------     ----------   --------   -------  --------
   49,667    17,323    2,505          815         58,329        (987)    1,895     7,886
---------  --------    -------     -------     ----------   --------   -------  --------
  461,291    11,459    5,000        3,750      1,657,278     122,458     5,425        --
 (147,042)   15,364   (1,236)       3,308      1,118,527      88,916    (7,386)       54
  (17,238)  (46,155)  (2,959)      (5,992)       (17,380)       (106)   (4,719)  (14,827)
   (1,155)   (1,058)    (286)        (284)        (1,048)       (132)     (333)     (339)
---------  --------    -------     -------     ----------   --------   -------  --------
  295,856   (20,390)     519          782      2,757,377     211,136    (7,013)  (15,112)
---------  --------    -------     -------     ----------   --------   -------  --------
  345,523    (3,067)   3,024        1,597      2,815,706     210,149    (5,118)   (7,226)
  432,615   435,682   73,297       71,700        210,149          --    86,308    93,534
---------  --------    -------     -------     ----------   --------   -------  --------
$ 778,138  $432,615  $76,321      $73,297     $3,025,855    $210,149   $81,190  $ 86,308
=========  ========    =======     =======     ==========   ========   =======  ========

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
                FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

                                                                        T. ROWE PRICE      FRANKLIN TEMPLETON      BLACKROCK
                                                                      LARGE-CAP GROWTH      SMALL-CAP GROWTH    STRATEGIC VALUE
                                                                         SUB-ACCOUNT           SUB-ACCOUNT        SUB-ACCOUNT
                                `                                  ----------------------  ------------------  -----------------
                                                                      2006        2005       2006      2005      2006      2005
                                                                   ----------  ----------  --------  --------  --------  -------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).................................... $  (14,879) $   (9,443) $ (4,420) $ (1,229) $   (332) $ 1,284
  Net realized (losses) gains from security transactions..........    161,798       9,092    25,359     1,702     5,062      287
  Change in unrealized appreciation (depreciation) of investments.    (13,702)     53,919     3,019     7,699    (1,021)    (292)
                                                                   ----------  ----------  --------  --------  --------  -------
  Net increase (decrease) in net assets resulting from operations.    133,217      53,568    23,958     8,172     3,709    1,279
                                                                   ----------  ----------  --------  --------  --------  -------
From capital transactions:
  Payments received from contract owners..........................    212,902     268,046    84,686   104,232     2,267    5,136
  Transfers between Sub-accounts (including fixed account), net...   (401,329)    219,885    (5,244)   73,242   (16,301)   4,479
  Transfers for contract benefits and terminations................    (25,344)    (47,292)   (3,432)     (917)      (22)       3
  Contract maintenance charges....................................     (3,355)     (2,564)     (976)     (197)      (69)    (124)
                                                                   ----------  ----------  --------  --------  --------  -------
  Net increase (decrease) in net assets resulting from capital
   transactions...................................................   (217,126)    438,075    75,034   176,360   (14,125)   9,494
                                                                   ----------  ----------  --------  --------  --------  -------
NET CHANGE IN NET ASSETS..........................................    (83,909)    491,643    98,992   184,532   (10,416)  10,773
NET ASSETS - BEGINNING OF PERIOD..................................  1,068,382     576,739   187,981     3,449    32,325   21,552
                                                                   ----------  ----------  --------  --------  --------  -------
NET ASSETS - END OF PERIOD........................................ $  984,473  $1,068,382  $286,973  $187,981  $ 21,909  $32,325
                                                                   ==========  ==========  ========  ========  ========  =======

(a) For the period from September 30, 2005 to December 31, 2005
(b) For the period from May 2, 2005 to December 31, 2005
(c) For the period from May 1, 2006 to December 31, 2006
(d) For the period from November 7, 2005 to December 31, 2005
(e) For the period from January 1, 2006 to April 30, 2006
(f) For the period from November 16, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

      OPPENHEIMER            FL                 FL              METLIFE
     GLOBAL EQUITY       LARGE CAP        VALUE LEADERS    AGGRESSIVE ALLOCATION
      SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT
   ----------------  ------------------ ------------------ ---------------------
     2006     2005     2006    2005 (D)   2006    2005 (D)   2006      2005 (D)
   -------  -------  --------  -------- --------  --------  --------   --------
   $  (139) $    (9) $   (907)   $--    $ (1,473)   $--    $ (3,391)     $--
       301      (33)      (15)    --        (368)    --           3       --
     5,120      186     8,136     --      13,776     --      44,928       --
   -------  -------  --------    ---    --------    ---     --------     ---
     5,282      144     7,214     --      11,935     --      41,540       --
   -------  -------  --------    ---    --------    ---     --------     ---
    50,612       --    70,024     --     104,990     --      95,819       --
     5,467    6,534    72,717     --      77,224     --     350,136       --
      (101)  (2,786)     (293)    --        (212)    --         418       --
        --       --        --     --          --     --          --
   -------  -------  --------    ---    --------    ---     --------     ---
    55,978    3,748   142,448     --     182,002     --     446,373       --
   -------  -------  --------    ---    --------    ---     --------     ---
    61,260    3,892   149,662     --     193,937     --     487,913       --
     3,892       --        --     --          --     --          --       --
   -------  -------  --------    ---    --------    ---     --------     ---
   $65,152  $ 3,892  $149,662    $--    $193,937    $--    $487,913      $--
   =======  =======  ========    ===    ========    ===     ========     ===

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
                FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

                                                                        METLIFE            METLIFE
                                                                      CONSERVATIVE     CONSERVATIVE TO      METLIFE MODERATE
                                                                       ALLOCATION     MODERATE ALLOCATION      ALLOCATION
                                                                      SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT
                                                                   ------------------ ------------------  --------------------
                                                                     2006    2005 (D)   2006     2005 (D)    2006     2005 (D)
                                                                   --------  -------- --------   -------- ----------  --------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).................................... $   (922)   $--    $   (538)    $--    $  (15,516)   $--
  Net realized (losses) gains from security transactions..........      198     --          27      --         8,150     --
  Change in unrealized appreciation (depreciation) of investments.    2,371     --       4,865      --       139,191     --
                                                                   --------    ---    --------     ---    ----------    ---
  Net increase (decrease) in net assets resulting from operations.    1,647     --       4,354      --       131,825     --
                                                                   --------    ---    --------     ---    ----------    ---
From capital transactions:
  Payments received from contract owners..........................  518,236     --      90,000      --     1,866,422     --
  Transfers between Sub-accounts (including fixed account), net...   74,280     --      54,056      --       968,443     --
  Transfers for contract benefits and terminations................    5,553     --         (22)     --       (23,341)    --
  Contract maintenance charges....................................       --     --          --      --            --     --
                                                                   --------    ---    --------     ---    ----------    ---
  Net increase (decrease) in net assets resulting from capital
   transactions...................................................  598,069     --     144,034      --     2,811,524     --
                                                                   --------    ---    --------     ---    ----------    ---
NET CHANGE IN NET ASSETS..........................................  599,716     --     148,388      --     2,943,349     --
NET ASSETS - BEGINNING OF PERIOD..................................       --     --          --      --            --     --
                                                                   --------    ---    --------     ---    ----------    ---
NET ASSETS - END OF PERIOD........................................ $599,716    $--    $148,388     $--    $2,943,349    $--
                                                                   ========    ===    ========     ===    ==========    ===

(a) For the period from September 30, 2005 to December 31, 2005
(b) For the period from May 2, 2005 to December 31, 2005
(c) For the period from May 1, 2006 to December 31, 2006
(d) For the period from November 7, 2005 to December 31, 2005
(e) For the period from January 1, 2006 to April 30, 2006
(f) For the period from November 16, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

        METLIFE                                                      PIMCO
  MODERATE TO AGGRESSIVE       PIMCO               PIMCO          STOCKSPLUS
       ALLOCATION            HIGH YIELD        LOW DURATION     GROWTH & INCOME
      SUB-ACCOUNT           SUB-ACCOUNT         SUB-ACCOUNT       SUB-ACCOUNT
  ---------------------- -----------------  ------------------  ---------------
     2006      2005 (D)    2006      2005     2006      2005      2006    2005
  ----------   --------  --------  -------  --------  --------  -------  ------
  $  (14,307)    $--     $  7,204  $ 1,980  $  3,113  $  1,657  $   107  $   49
        (709)     --          920        3      (251)      (11)   1,834      27
     131,101      --        2,901     (397)       18    (2,058)  (1,258)     22
  ----------     ---     --------  -------  --------  --------  -------  ------
     116,085      --       11,025    1,586     2,880      (412)     683      98
  ----------     ---     --------  -------  --------  --------  -------  ------
   1,434,090      --       56,835   35,127    22,284     4,404       --      --
   1,055,055      --       (1,290)  20,366    (9,906)    1,754       --     205
        (373)     --         (865)      10       (11)        1   (5,950)      2
          --      --         (445)    (135)     (354)     (329)      --      --
  ----------     ---     --------  -------  --------  --------  -------  ------
   2,488,772      --       54,235   55,368    12,013     5,830   (5,950)    207
  ----------     ---     --------  -------  --------  --------  -------  ------
   2,604,857      --       65,260   56,954    14,893     5,418   (5,267)    305
          --      --       72,245   15,291   102,017    96,599    5,267   4,962
  ----------     ---     --------  -------  --------  --------  -------  ------
  $2,604,857     $--     $137,505  $72,245  $116,910  $102,017  $    --  $5,267
  ==========     ===     ========  =======  ========  ========  =======  ======

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
                FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005


                                                                      PIONEER VCT        AMERICAN FUNDS       AMERICAN FUNDS
                                                                     MID-CAP VALUE       GLOBAL GROWTH       GROWTH & INCOME
                                                                      SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
                                                                   ------------------ -------------------- --------------------
                                                                     2006    2005 (D)    2006     2005 (D)    2006     2005 (D)
                                                                   --------  -------- ----------  -------- ----------  --------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).................................... $   (730)   $--    $  (17,587)   $--    $   46,817    $--
  Net realized (losses) gains from security transactions..........    1,020     --            35     --        34,998     --
  Change in unrealized appreciation (depreciation) of investments.    9,797     --       470,960     --       360,157     --
                                                                   --------    ---    ----------    ---    ----------    ---
  Net increase (decrease) in net assets resulting from operations.   10,087     --       453,408     --       441,972     --
                                                                   --------    ---    ----------    ---    ----------    ---
From capital transactions:
  Payments received from contract owners..........................  195,963     --     3,632,449     --     5,251,492     --
  Transfers between Sub-accounts (including fixed account), net...    2,367     --     1,221,649     --     1,609,494     --
  Transfers for contract benefits and terminations................     (290)    --       (21,842)    --       (46,581)    --
  Contract maintenance charges....................................       --     --            --     --            --     --
                                                                   --------    ---    ----------    ---    ----------    ---
  Net increase (decrease) in net assets resulting from capital
   transactions...................................................  198,040     --     4,832,256     --     6,814,405     --
                                                                   --------    ---    ----------    ---    ----------    ---
NET CHANGE IN NET ASSETS..........................................  208,127     --     5,285,664     --     7,256,377     --
NET ASSETS - BEGINNING OF PERIOD..................................       --     --            --     --            --     --
                                                                   --------    ---    ----------    ---    ----------    ---
NET ASSETS - END OF PERIOD........................................ $208,127    $--    $5,285,664    $--    $7,256,377    $--
                                                                   ========    ===    ==========    ===    ==========    ===

(a) For the period from September 30, 2005 to December 31, 2005
(b) For the period from May 2, 2005 to December 31, 2005
(c) For the period from May 1, 2006 to December 31, 2006
(d) For the period from November 7, 2005 to December 31, 2005
(e) For the period from January 1, 2006 to April 30, 2006
(f) For the period from November 16, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

                                               VAN KAMPEN
   AMERICAN FUNDS         VAN KAMPEN       UIF U.S. REAL ESTATE     VAN KAMPEN
       GROWTH        UIF EQUITY AND INCOME     SECURITIES          LIT COMSTOCK
    SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
-------------------- --------------------  -------------------- ------------------
   2006     2005 (D)    2006      2005 (D)   2006     2005 (D)    2006    2005 (D)
----------  -------- ----------   -------- --------   --------  --------  --------
$    5,154    $--    $   (3,170)    $--    $ (1,769)    $--     $ (1,955)   $--
    17,820     --         2,705      --       9,008      --          419     --
   472,791     --        61,519      --      36,664      --       27,670     --
----------    ---    ----------     ---    --------     ---     --------    ---
   495,765     --        61,054      --      43,903      --       26,134     --
----------    ---    ----------     ---    --------     ---     --------    ---
 6,766,739     --     1,404,229      --     605,414      --      412,074     --
 2,495,705     --        78,103      --      71,166      --       22,732     --
   (62,493)    --        (8,519)     --        (795)     --       (3,612)    --
        --     --            --      --          --      --           --     --
----------    ---    ----------     ---    --------     ---     --------    ---
 9,199,951     --     1,473,813      --     675,785      --      431,194     --
----------    ---    ----------     ---    --------     ---     --------    ---
 9,695,716     --     1,534,867      --     719,688      --      457,328     --
        --     --            --      --          --      --           --     --
----------    ---    ----------     ---    --------     ---     --------    ---
$9,695,716    $--    $1,534,867     $--    $719,688     $--     $457,328    $--
==========    ===    ==========     ===    ========     ===     ========    ===

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
                FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

                                                                                                                    LMPV
                                                                       VAN KAMPEN           VAN KAMPEN          GLOBAL HIGH
                                                                   LIT STRATEGIC GROWTH LIT GROWTH & INCOME      YIELD BOND
                                                                      SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                                                   -------------------- ------------------  --------------------
                                                                     2006     2005 (D)    2006     2005 (D)    2006     2005 (D)
                                                                   --------   --------  --------   -------- ----------  --------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).................................... $   (876)    $--     $ (2,142)    $--    $   61,836    $--
  Net realized (losses) gains from security transactions..........      391      --        4,558      --        11,009     --
  Change in unrealized appreciation (depreciation) of investments.    8,231      --       29,812      --       (16,552)    --
                                                                   --------     ---     --------     ---    ----------    ---
  Net increase (decrease) in net assets resulting from operations.    7,746      --       32,228      --        56,293     --
                                                                   --------     ---     --------     ---    ----------    ---
From capital transactions:
  Payments received from contract owners..........................  182,678      --      456,989      --       883,128     --
  Transfers between Sub-accounts (including fixed account), net...      184      --       16,930      --       327,167     --
  Transfers for contract benefits and terminations................   (5,488)     --      (11,701)     --        (1,559)    --
  Contract maintenance charges....................................       --      --           --      --            --     --
                                                                   --------     ---     --------     ---    ----------    ---
  Net increase (decrease) in net assets resulting from capital
   transactions...................................................  177,374      --      462,218      --     1,208,736     --
                                                                   --------     ---     --------     ---    ----------    ---
NET CHANGE IN NET ASSETS..........................................  185,120      --      494,446      --     1,265,029     --
NET ASSETS - BEGINNING OF PERIOD..................................       --      --           --      --            --     --
                                                                   --------     ---     --------     ---    ----------    ---
NET ASSETS - END OF PERIOD........................................ $185,120     $--     $494,446     $--    $1,265,029    $--
                                                                   ========     ===     ========     ===    ==========    ===

(a) For the period from September 30, 2005 to December 31, 2005
(b) For the period from May 2, 2005 to December 31, 2005
(c) For the period from May 1, 2006 to December 31, 2006
(d) For the period from November 7, 2005 to December 31, 2005
(e) For the period from January 1, 2006 to April 30, 2006
(f) For the period from November 16, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.


        LMPV                                      LMPV                LMPV
  SMALL-CAP GROWTH          LMPV           CAPITAL AND INCOME     EQUITY INDEX
    SUB-ACCOUNT      INVESTORS SUB-ACCOUNT    SUB-ACCOUNT         SUB-ACCOUNT
-------------------- --------------------- ------------------ --------------------
   2006     2005 (D)   2006      2005 (D)    2006    2005 (D)    2006     2005 (D)
----------  --------  --------   --------  --------  -------- ----------  --------
$   (8,060)   $--    $  1,117      $--     $  8,310    $--    $   17,484    $--
    50,756     --       3,201       --       11,115     --        52,356     --
    28,504     --       6,660       --       20,890     --       138,270     --
----------    ---     --------     ---     --------    ---    ----------    ---
    71,200     --      10,978       --       40,315     --       208,110     --
----------    ---     --------     ---     --------    ---    ----------    ---
   491,964     --     105,752       --      611,619     --     2,688,106     --
   525,525     --      26,130       --       70,820     --        41,881     --
    (5,325)    --        (241)      --      (17,507)    --        (7,342)    --
        --     --          --       --           --     --            --     --
----------    ---     --------     ---     --------    ---    ----------    ---
 1,012,164     --     131,641       --      664,932     --     2,722,645     --
----------    ---     --------     ---     --------    ---    ----------    ---
 1,083,364     --     142,619       --      705,247     --     2,930,755     --
        --     --          --       --           --     --            --     --
----------    ---     --------     ---     --------    ---    ----------    ---
$1,083,364    $--    $142,619      $--     $705,247    $--    $2,930,755    $--
==========    ===     ========     ===     ========    ===    ==========    ===

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
                FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005


                                                                           LMPV                 LMPV                LMPV
                                                                    FUNDAMENTAL VALUE   CAPITAL APPRECIATION  GROWTH & INCOME
                                                                       SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT
                                                                   -------------------- -------------------- ------------------
                                                                      2006     2005 (D)    2006     2005 (D)   2006    2005 (D)
                                                                   ----------  -------- ----------  -------- --------  --------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).................................... $   21,720    $--    $    8,589    $--    $    614    $--
  Net realized (losses) gains from security transactions..........     79,218     --        46,801     --         164     --
  Change in unrealized appreciation (depreciation) of investments.     46,642     --        37,087     --      12,785     --
                                                                   ----------    ---    ----------    ---    --------    ---
  Net increase (decrease) in net assets resulting from operations.    147,580     --        92,477     --      13,563     --
                                                                   ----------    ---    ----------    ---    --------    ---
From capital transactions:
  Payments received from contract owners..........................  1,539,428     --     1,195,020     --     179,419     --
  Transfers between Sub-accounts (including fixed account), net...    509,988     --       272,306     --       3,705     --
  Transfers for contract benefits and terminations................    (13,885)    --        (9,897)    --          (3)    --
  Contract maintenance charges....................................         --     --            --     --          --     --
                                                                   ----------    ---    ----------    ---    --------    ---
  Net increase (decrease) in net assets resulting from capital
   transactions...................................................  2,035,531     --     1,457,429     --     183,121     --
                                                                   ----------    ---    ----------    ---    --------    ---
NET CHANGE IN NET ASSETS..........................................  2,183,111     --     1,549,906     --     196,684     --
NET ASSETS - BEGINNING OF PERIOD..................................         --     --            --     --          --     --
                                                                   ----------    ---    ----------    ---    --------    ---
NET ASSETS - END OF PERIOD........................................ $2,183,111    $--    $1,549,906    $--    $196,684    $--
                                                                   ==========    ===    ==========    ===    ========    ===

(a) For the period from September 30, 2005 to December 31, 2005
(b) For the period from May 2, 2005 to December 31, 2005
(c) For the period from May 1, 2006 to December 31, 2006
(d) For the period from November 7, 2005 to December 31, 2005
(e) For the period from January 1, 2006 to April 30, 2006
(f) For the period from November 16, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

        LMPV                    LMPV                LMPV               LMPV
 ADJUSTABLE RATE INCOME  AGGRESSIVE GROWTH    LARGE-CAP GROWTH   LARGE-CAP VALUE
    SUB-ACCOUNT             SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT
 ---------------------- -------------------- ------------------ ------------------
   2006      2005 (D)      2006     2005 (D)   2006    2005 (D)   2006    2005 (D)
  --------   --------   ----------  -------- --------  -------- --------  --------
 $  4,567      $--      $  (32,148)   $--    $   (537)   $--    $    837    $--
        7       --           6,379     --          16     --       2,416     --
   (3,506)      --         257,767     --       6,864     --       9,065     --
  --------     ---      ----------    ---    --------    ---    --------    ---
    1,068       --         231,998     --       6,343     --      12,318     --
  --------     ---      ----------    ---    --------    ---    --------    ---
   93,910       --       3,742,780     --      69,738     --     119,630     --
   22,447       --       1,504,348     --      78,847     --         (27)    --
      (68)      --         (43,651)    --          (9)    --      (2,182)    --
       --       --              --     --          --     --          --     --
  --------     ---      ----------    ---    --------    ---    --------    ---
  116,289       --       5,203,477     --     148,576     --     117,421     --
  --------     ---      ----------    ---    --------    ---    --------    ---
  117,357       --       5,435,475     --     154,919     --     129,739     --
       --       --              --     --          --     --          --     --
  --------     ---      ----------    ---    --------    ---    --------    ---
 $117,357      $--      $5,435,475    $--    $154,919    $--    $129,739    $--
  ========     ===      ==========    ===    ========    ===    ========    ===

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
                FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005


                                                                                                  LMPV SOCIAL
                                                                                  LMPV             AWARENESS
                                                                              MONEY MARKET           STOCK
                                                                               SUB-ACCOUNT        SUB-ACCOUNT
                                                                          --------------------- ----------------
                                                                              2006     2005 (D)  2006   2005 (D)
                                                                          -----------  -------- ------  --------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)........................................... $    49,762    $--    $   (5)   $--
  Net realized (losses) gains from security transactions.................          --     --        --     --
  Change in unrealized appreciation (depreciation) of investments........          --     --       622     --
                                                                          -----------    ---    ------    ---
  Net increase (decrease) in net assets resulting from operations........      49,762     --       617     --
                                                                          -----------    ---    ------    ---
From capital transactions:
  Payments received from contract owners.................................   6,193,137     --     6,000     --
  Transfers between Sub-accounts (including fixed account), net..........  (1,638,637)    --       600     --
  Transfers for contract benefits and terminations.......................    (183,733)    --        --     --
  Contract maintenance charges...........................................          --     --        --     --
                                                                          -----------    ---    ------    ---
  Net increase (decrease) net assets resulting from capital transactions.   4,370,767     --     6,600     --
                                                                          -----------    ---    ------    ---
NET CHANGE IN NET ASSETS.................................................   4,420,529     --     7,217     --
NET ASSETS - BEGINNING OF PERIOD.........................................          --     --        --     --
                                                                          -----------    ---    ------    ---
NET ASSETS - END OF PERIOD............................................... $ 4,420,529    $--    $7,217    $--
                                                                          ===========    ===    ======    ===

                                                                             LMPV MULTIPLE
                                                                          DISCIPLINE BALANCED
                                                                           ALL-CAP GROWTH &
                                                                                 VALUE
                                                                              SUB-ACCOUNT
                                                                          -------------------
                                                                             2006    2005 (D)
                                                                          ---------- --------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)........................................... $   18,855   $--
  Net realized (losses) gains from security transactions.................     57,638    --
  Change in unrealized appreciation (depreciation) of investments........     22,963    --
                                                                          ----------   ---
  Net increase (decrease) in net assets resulting from operations........     99,456    --
                                                                          ----------   ---
From capital transactions:
  Payments received from contract owners.................................    500,202    --
  Transfers between Sub-accounts (including fixed account), net..........  1,524,276    --
  Transfers for contract benefits and terminations.......................     13,277    --
  Contract maintenance charges...........................................         --    --
                                                                          ----------   ---
  Net increase (decrease) net assets resulting from capital transactions.  2,037,755    --
                                                                          ----------   ---
NET CHANGE IN NET ASSETS.................................................  2,137,211    --
NET ASSETS - BEGINNING OF PERIOD.........................................         --    --
                                                                          ----------   ---
NET ASSETS - END OF PERIOD............................................... $2,137,211   $--
                                                                          ==========   ===

(a) For the period from September 30, 2005 to December 31, 2005
(b) For the period from May 2, 2005 to December 31, 2005
(c) For the period from May 1, 2006 to December 31, 2006
(d) For the period from November 7, 2005 to December 31, 2005
(e) For the period from January 1, 2006 to April 30, 2006
(f) For the period from November 16, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

                               LMPV
         LMPV            MULTIPLE DISCIPLINE         LMPV
  MULTIPLE DISCIPLINE    LARGE-CAP GROWTH &  MULTIPLE DISCIPLINE GLOBAL        LMPV
  ALL-CAP GROWTH & VALUE       VALUE         ALL-CAP GROWTH & VALUE     DIVIDEND STRATEGY
     SUB-ACCOUNT            SUB-ACCOUNT          SUB-ACCOUNT               SUB-ACCOUNT
  ---------------------- ------------------- -------------------------- ------------------
    2006      2005 (D)     2006    2005 (D)     2006        2005 (D)      2006    2005 (D)
   --------   --------   -------   --------   ----------    --------    --------  --------
  $     17      $--      $   117     $--     $    1,999       $--       $  2,254    $--
    21,743       --        1,410      --         26,198        --          2,180     --
    18,482       --         (111)     --         54,649        --          3,908     --
   --------     ---      -------     ---      ----------      ---       --------    ---
    40,242       --        1,416      --         82,846        --          8,342     --
   --------     ---      -------     ---      ----------      ---       --------    ---
   285,495       --        6,460      --        910,794        --        118,918     --
   180,660       --       22,422      --         67,283        --         13,724     --
    (3,616)      --           70      --         (3,798)       --           (199)    --
        --       --           --      --             --        --             --     --
   --------     ---      -------     ---      ----------      ---       --------    ---
   462,539       --       28,952      --        974,279        --        132,443     --
   --------     ---      -------     ---      ----------      ---       --------    ---
   502,781       --       30,368      --      1,057,125        --        140,785     --
        --       --           --      --             --        --             --     --
   --------     ---      -------     ---      ----------      ---       --------    ---
  $502,781      $--      $30,368     $--     $1,057,125       $--       $140,785    $--
   ========     ===      =======     ===      ==========      ===       ========    ===

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
                FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

                                                                                                                   LMPV
                                                                                 LMPV              LMPV       LIFESTYLE HIGH
                                                                          LIFESTYLE BALANCED LIFESTYLE GROWTH     GROWTH
                                                                             SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT
                                                                          ------------------ ---------------- ---------------
                                                                            2006    2005 (D)  2006   2005 (D)  2006  2005 (D)
                                                                          --------  -------- ------  -------- ------ --------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)........................................... $  4,754    $--    $   68    $--    $   10   $--
  Net realized (losses) gains from security transactions.................     (169)    --        --     --        --    --
  Change in unrealized appreciation (depreciation) of investments........    1,170     --       233     --        24    --
                                                                          --------    ---    ------    ---    ------   ---
  Net increase (decrease) in net assets resulting from operations........    5,755     --       301     --        34    --
                                                                          --------    ---    ------    ---    ------   ---
From capital transactions:
  Payments received from contract owners.................................  174,286     --     4,815     --     1,384    --
  Transfers between Sub-accounts (including fixed account), net..........   25,100     --        10     --        --    --
  Transfers for contract benefits and terminations.......................      455     --       (18)    --         1    --
  Contract maintenance charges...........................................       --     --        --     --        --    --
                                                                          --------    ---    ------    ---    ------   ---
  Net increase (decrease) net assets resulting from capital transactions.  199,841     --     4,807     --     1,385    --
                                                                          --------    ---    ------    ---    ------   ---
NET CHANGE IN NET ASSETS.................................................  205,596     --     5,108     --     1,419    --
NET ASSETS - BEGINNING OF PERIOD.........................................       --     --        --     --        --    --
                                                                          --------    ---    ------    ---    ------   ---
NET ASSETS - END OF PERIOD............................................... $205,596    $--    $5,108    $--    $1,419   $--
                                                                          ========    ===    ======    ===    ======   ===

(a) For the period from September 30, 2005 to December 31, 2005
(b) For the period from May 2, 2005 to December 31, 2005
(c) For the period from May 1, 2006 to December 31, 2006
(d) For the period from November 7, 2005 to December 31, 2005
(e) For the period from January 1, 2006 to April 30, 2006
(f) For the period from November 16, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

          TST AIM                  TST             JANUS                  TST
       CAPITAL APPRECIATION   EQUITY INCOME   CAPITAL APPRECIATION     LARGE CAP
        SUB-ACCOUNT            SUB-ACCOUNT      SUB-ACCOUNT           SUB-ACCOUNT
       -------------------- ----------------- -------------------- ------------------
       2006     2005 (D)      2006   2005 (D)  2006     2005 (D)     2006    2005 (D)
       ----     --------    -------  --------  -----    --------   --------  --------
       $(4)       $--       $   213    $--    $  (9)      $--            83    $--
         4         --           (55)    --       13        --          (213)    --
        --         --            --     --       --        --            --     --
       ---        ---       -------    ---     -----      ---      --------    ---
        --         --           158     --        4        --          (130)    --
       ---        ---       -------    ---     -----      ---      --------    ---
        --         --         8,250     --      450        --        31,213     --
        (5)        --        (8,401)    --     (454)       --       (30,946)    --
         5         --            (7)    --       --        --          (137)    --
        --         --            --     --       --        --            --     --
       ---        ---       -------    ---     -----      ---      --------    ---
        --         --          (158)    --       (4)       --           130     --
       ---        ---       -------    ---     -----      ---      --------    ---
        --         --            --     --       --        --            --     --
        --         --            --     --       --        --            --     --
       ---        ---       -------    ---     -----      ---      --------    ---
       $--        $--       $    --    $--    $  --       $--      $     --    $--
       ===        ===       =======    ===     =====      ===      ========    ===

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
                FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

                                                                                  TST                TST
                                                                          MODERATE AGGRESSIVE      MODERATE
                                                                              SUB-ACCOUNT        SUB-ACCOUNT
                                                                          ------------------- ------------------
                                                                             2006    2005 (D)   2006    2005 (D)
                                                                          ---------  -------- --------  --------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)........................................... $   9,058    $--    $  2,309    $--
  Net realized (losses) gains from security transactions.................    (6,560)    --        (516)    --
  Change in unrealized appreciation (depreciation) of investments........        --     --          --     --
                                                                          ---------    ---    --------    ---
  Net increase (decrease) in net assets resulting from operations........     2,498     --       1,793     --
                                                                          ---------    ---    --------    ---
From capital transactions:
  Payments received from contract owners.................................   484,430     --      95,870     --
  Transfers between Sub-accounts (including fixed account), net..........  (487,206)    --     (97,663)    --
  Transfers for contract benefits and terminations.......................       278     --          --     --
  Contract maintenance charges...........................................        --     --          --     --
                                                                          ---------    ---    --------    ---
  Net increase (decrease) net assets resulting from capital transactions.    (2,498)    --      (1,793)    --
                                                                          ---------    ---    --------    ---
NET CHANGE IN NET ASSETS.................................................        --     --          --     --
NET ASSETS - BEGINNING OF PERIOD.........................................        --     --          --     --
                                                                          ---------    ---    --------    ---
NET ASSETS - END OF PERIOD............................................... $      --    $--    $     --    $--
                                                                          =========    ===    ========    ===

                                                                                  TST
                                                                           MFS TOTAL RETURN
                                                                              SUB-ACCOUNT
                                                                          -------------------
                                                                             2006    2005 (D)
                                                                          ---------  --------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)........................................... $   1,931    $--
  Net realized (losses) gains from security transactions.................      (834)    --
  Change in unrealized appreciation (depreciation) of investments........        --     --
                                                                          ---------    ---
  Net increase (decrease) in net assets resulting from operations........     1,097     --
                                                                          ---------    ---
From capital transactions:
  Payments received from contract owners.................................   165,135     --
  Transfers between Sub-accounts (including fixed account), net..........  (166,159)    --
  Transfers for contract benefits and terminations.......................       (73)    --
  Contract maintenance charges...........................................        --     --
                                                                          ---------    ---
  Net increase (decrease) net assets resulting from capital transactions.    (1,097)    --
                                                                          ---------    ---
NET CHANGE IN NET ASSETS.................................................        --     --
NET ASSETS - BEGINNING OF PERIOD.........................................        --     --
                                                                          ---------    ---
NET ASSETS - END OF PERIOD............................................... $      --    $--
                                                                          =========    ===

(a) For the period from September 30, 2005 to December 31, 2005
(b) For the period from May 2, 2005 to December 31, 2005
(c) For the period from May 1, 2006 to December 31, 2006
(d) For the period from November 7, 2005 to December 31, 2005
(e) For the period from January 1, 2006 to April 30, 2006
(f) For the period from November 16, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

          TST               TST                TST                   TST
       MFS VALUE        PIONEER FUND    PIONEER MID CAP VALUE PIONEER STRATEGIC INCOME
      SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT           SUB-ACCOUNT
   ----------------- ------------------ --------------------- ------------------------
     2006   2005 (D)   2006    2005 (D)   2006      2005 (D)    2006       2005 (D)
   -------  -------- --------  --------  --------   --------   --------    --------
   $   (16)   $--    $    220    $--    $    (21)     $--     $    (75)      $--
       283     --         (16)    --        (186)      --          533        --
        --     --          --     --          --       --           --        --
   -------    ---    --------    ---     --------     ---      --------      ---
       267     --         204     --        (207)      --          458        --
   -------    ---    --------    ---     --------     ---      --------      ---
     2,000     --      20,000     --      61,033       --       65,824        --
    (2,268)    --     (20,208)    --     (60,825)      --      (66,325)       --
         1     --           4     --          (1)      --           43        --
        --     --          --     --          --       --           --        --
   -------    ---    --------    ---     --------     ---      --------      ---
      (267)    --        (204)    --         207       --         (458)       --
   -------    ---    --------    ---     --------     ---      --------      ---
        --     --          --     --          --       --           --        --
        --     --          --     --          --       --           --        --
   -------    ---    --------    ---     --------     ---      --------      ---
   $    --    $--    $     --    $--    $     --      $--     $     --       $--
   =======    ===    ========    ===     ========     ===      ========      ===

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
                FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

                                                                                 TST                TST
                                                                          STYLE FOCUS SMALL     STYLE FOCUS        TRAVELERS
                                                                              CAP GROWTH      SMALL CAP VALUE    MANAGED INCOME
                                                                             SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT
                                                                          ------------------ ----------------- ------------------
                                                                            2006    2005 (D)   2006   2005 (D)   2006    2005 (D)
                                                                          --------  -------- -------  -------- --------  --------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)........................................... $    (34)   $--    $   (17)   $--    $    207    $--
  Net realized (losses) gains from security transactions.................      926     --        390     --        (241)    --
  Change in unrealized appreciation (depreciation) of investments........       --     --         --     --          --     --
                                                                          --------    ---    -------    ---    --------    ---
  Net increase (decrease) in net assets resulting from operations........      892     --        373     --         (34)    --
                                                                          --------    ---    -------    ---    --------    ---
From capital transactions:
  Payments received from contract owners.................................   43,588     --      9,000     --      13,545     --
  Transfers between Sub-accounts (including fixed account), net..........  (44,473)    --     (9,383)    --     (13,503)    --
  Transfers for contract benefits and terminations.......................       (7)    --         10     --          (8)    --
  Contract maintenance charges...........................................       --     --         --     --          --     --
                                                                          --------    ---    -------    ---    --------    ---
  Net increase (decrease) net assets resulting from capital transactions.     (892)    --       (373)    --          34     --
                                                                          --------    ---    -------    ---    --------    ---
NET CHANGE IN NET ASSETS.................................................       --     --         --     --          --     --
NET ASSETS - BEGINNING OF PERIOD.........................................       --     --         --     --          --     --
                                                                          --------    ---    -------    ---    --------    ---
NET ASSETS - END OF PERIOD............................................... $     --    $--    $    --    $--    $     --    $--
                                                                          ========    ===    =======    ===    ========    ===

(a) For the period from September 30, 2005 to December 31, 2005
(b) For the period from May 2, 2005 to December 31, 2005
(c) For the period from May 1, 2006 to December 31, 2006
(d) For the period from November 7, 2005 to December 31, 2005
(e) For the period from January 1, 2006 to April 30, 2006
(f) For the period from November 16, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

1.  BUSINESS

First MetLife Investors Variable Annuity Account One (the "Separate Account"), a separate account of First MetLife Investors Insurance Company ("FMLI"), was established by the Board of Directors of FMLI on December 31, 1992 to support FMLI's operations with respect to certain variable annuity contracts ("Contracts"). FMLI is a wholly owned subsidiary of MetLife, Inc ("MLI"). The separate account was registered as a unit investment trust on January 21, 1994 under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the New York Department of Insurance.

The Separate Account is divided into Sub-Accounts, each of which is treated as an individual Separate Account for financial reporting purposes. Each Sub-Account invests its assets exclusively in shares of corresponding portfolios, series or funds (with the same name) within the Met Investors Fund, Russell Fund, AIM Fund, Alliance Fund, Putnam Fund, Templeton Fund, Fidelity Fund, Metropolitan Fund, PIMCO Fund, Pioneer Fund, American Fund, Morgan Stanley Fund, Van Kampen Fund, LMPV I Fund, LMPV II Fund, LMPV III Fund, LMPV IV Fund, LMPV I Fund and LMPV L Fund (collectively, the "Funds"). For convenience, the portfolios, series, and funds are referred to as "portfolios."

The assets of the Separate Account are registered in the name of FMLI. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from FMLI's other assets and liabilities. The portion of the Separate Account's assets attributable to the Contracts is not chargeable with liabilities arising out of any other business FMLI may conduct.

The following Sub-Accounts were available for investment as of December 31, 2006:

             Lord Abbett Growth and     Fidelity Equity-Income
               Income Sub-Account*      Sub-Account
             Lord Abbett Bond           Fidelity Mid-Cap
               Debenture Sub-Account*   Sub-Account
             Lord Abbett Mid-Cap Value  Fidelity Contrafund
               Sub-Account*             Sub-Account
             Met/Putnam Capital
               Opportunities            MetLife Stock Index
               Sub-Account              Sub-Account
             Oppenheimer Capital        FI International Stock
               Appreciation Sub-Account Sub-Account
             Legg Mason Aggressive      BlackRock Bond Income
               Growth Sub-Account*      Sub-Account*
             Van Kampen Mid-Cap Growth  BlackRock Money Market
               Sub-Account              Sub-Account*
             PIMCO Total Return         Davis Venture Value
               Sub-Account              Sub-Account
             RCM Global Technology      Harris Oakmark Focused
               Sub-Account              Value Sub-Account
             T Rowe Price Mid Cap       Jennison Growth
               Growth Sub-Account*      Sub-Account
             MFS Research
               International            MFS Total Return
               Sub-Account*             Sub-Account
             Lazard Mid-Cap Sub-Account Capital Guardian U.S.
                                        Equity Sub-Account
             Met/AIM Small-Cap Growth
               Sub-Account*
             Harris Oakmark             Western Asset Management
               International            Strategic Bond
               Sub-Account              Opportunities Sub-Account*
             Third Avenue Small-Cap
               Value Sub-Account*       Western Asset Management
             PIMCO Inflation Protected  U.S. Government
               Bond Sub-Account         Sub-Account*
             Lord Abbett America's      T Rowe Price Small-Cap
               Value Sub-Account        Sub-Account
             Neuberger Berman Real      T Rowe Price Large-Cap
               Estate Sub-Account*      Sub-Account
             Turner Mid Cap Growth      Franklin Templeton
               Sub-Account              Small-Cap Growth
                                        Sub-Account
             Goldman Sachs Mid-Cap      BlackRock Strategic Value
               Value Sub-Account        Sub-Account
             MetLife Defensive          Oppenheimer Global Equity
               Strategy Sub-Account     Sub-Account
             MetLife Moderate Strategy
               Sub-Account              FI Large Cap Sub-Account
             MetLife Balanced Strategy  FI Value Leaders
               Sub-Account              Sub-Account
             MetLife Growth Strategy    MetLife Aggressive
               Sub-Account              Allocation Sub-Account
                                        MetLife Conservative
                                        Allocation Sub-Account
                                        MetLife Conservative to
                                        Moderate Allocation
                                        Sub-Account

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

1.  BUSINESS -- (CONTINUED)

             MetLife Aggressive         PIMCO High Yield
               Strategy Sub-Account     Sub-Account
             Cyclical Growth ETF        PIMCO Low Duration
               Sub-Account              Sub-Account
             Cyclical Growth & Income   PIMCO StocksPLUS Growth &
               ETF Sub-Account          Income Sub-Account**
             Van Kampen Comstock        Pioneer VCT Mid-Cap Value
               Sub-Account              Sub-Account
             Legg Mason Value Equity    American Funds Global
               Sub-Account              Growth Sub-Account
             MFS Emerging Markets       American Funds Growth and
               Equity Sub-Account       Income Sub-Account
             Loomis Sayles Global       American Funds Growth
               Markets Sub-Account      Sub-Account
             Met/AIM Capital            Van Kampen UIF Equity and
               Appreciation Sub-Account Income Sub-Account
             BlackRock High Yield       Van Kampen UIF U.S. Real
               Sub-Account              Estate
                                        SecuritiesSub-Account
             Janus Capital Appreciaton  Van Kampen LIT Comstock
               Sub-Account              Sub-Account
             MFS Value Sub-Account      Van Kampen LIT Strategic
                                        Growth Sub-Account
             Pioneer Fund Sub-Account   Van Kampen LIT Growth and
                                        Income Sub-Account
             Pioneer Mid-Cap Value      LMPV Global High Yield
               Sub-Account              Bond Sub-Account
             Pioneer Strategic Income   LMPV Small-Cap Growth
               Sub-Account              Sub-Account
             Dreman Small Cap Value
               Sub-Account              LMPV Investors Sub-Account
             BlackRock Large Cap Core   LMPV Capital and Income
               Sub-Account              Sub-Account
             Strategic Growth and       LMPV Equity Index
               Income Sub-Account       Sub-Account
             Strategic Conservative     LMPV Fundamental Value
               Growth Sub-Account       Sub-Account
             Strategic Growth           LMPV Capital Appreciation
               Sub-Account              Sub-Account
             Russell Multi-Style        LMPV Growth and Income
               Equity Sub-Account       Sub-Account
             Russell Aggressive Equity  LMPV Adjustable Rate
               Sub-Account              Income Sub-Account
             Russell Non-U.S.           LMPV Aggressive Growth
               Sub-Account              Sub-Account
             Russell Core Bond          LMPV Large-Cap Growth
               Sub-Account              Sub-Account
             Russell Real Estate        LMPV Large-Cap Value
               Securities Sub-Account   Sub-Account
             AIM V.I. Capital           LMPV Money Market
               Appreciation Sub-Account Sub-Account
             AIM V.I. International     LMPV Social Awareness
               Growth Sub-Account       Stock Sub-Account
             AllianceBernstein
               Large-Cap Growth
               Sub-Account              LMPV Multiple Discipline
             DWS Small Cap Growth       Balanced All-Cap Growth
               Sub-Account**            and Value Sub-Account
             DWS Government & Agency
               Securities Sub-Account** LMPV Multiple Discipline
             Putnam Growth & Income     All-Cap Growth and Value
               Sub-Account*             Sub-Account
             Putnam Equity Income       LMPV Multiple Discipline
               Sub-Account              Large-Cap Growth and
             Putnam Vista Sub-Account   Value Sub-Account
             Putnam Small-Cap Value
               Sub-Account              LMPV Multiple Discipline
             Templeton Foreign          Global All-Cap Growth and
               Securities Sub-Account   Value Sub-Account
             Templeton Developing       LMPV Premier Selections
               Markets Securities       All-Cap Growth
               Sub-Account              Sub-Account**
             Templeton Growth           LMPV Dividend Strategy
               Securities Sub-Account   Sub-Account
             Franklin Mutual Shares     LMPV Lifestyle Balanced
               Securities Sub-Account   Sub-Account
             Franklin Income            LMPV Lifestyle Growth
               Securities Sub-Account   Sub-Account
             MetLife Moderate           LMPV Lifestyle High
             Allocation Sub-Account     Growth Sub-Account*
             MetLife Moderate to
             Aggressive Allocation
             Sub-Account

* These Sub-Accounts within the Separate Account invest in two or more share classes within the underlying portfolios of the funds that may assess 12b-1 fees.
** These Sub-Accounts had no net assets as of December 31, 2006.

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

1.  BUSINESS -- (CONTINUED)

The operations of the Sub-Accounts changed as follows during the years ended 2006 and 2005:

For the year ended December 31, 2006:

NAME CHANGES:

             OLD NAME                    NEW NAME
             --------                    --------
             Salomon Brothers U.S.       Western Asset Management
               Government Sub-Account      U.S. Government
                                           Sub-Account
             Salomon Brothers            Western Asset Management
               Strategic Bond            Strategic Bond
               Opportunities Sub-Account Opportunities Sub-Account
             Scudder Government &        DWS Government & Agency
               Agency Securities         Securities Sub-Account
               Sub-Account
             Scudder Small Cap Growth    DWS Small Cap Growth
               Sub-Account               Sub-Account
             Scudder International       DWS International
               Sub-Account               Sub-Account
             Scudder Small Cap Growth    DWS Small Cap Growth
               Sub-Account               Sub-Account
             Greenwich Street            LMPV Appreciation
               Appreciation Sub-Account  Sub-Account
             Greenwich Street Capital    LMPV Capital and Income
               and Income Sub-Account    Sub-Account
             Greenwich Street Equity     LMPV Equity Index
               Index Sub-Account         Sub-Account
             LMPV High Yield Bond        LMPV Global High Yield
               Sub-Account               Bond Sub-Account
             Mercury Large Cap Core      BlackRock Large Cap Core
               Sub-Account               Sub-Account
             Van Kampen LIT Emerging     Van Kampen LIT Strategic
               Growth Sub-Account        Growth Sub-Account
             Federated High Yield        BlackRock High Yield
               Sub-Account               Sub-Account
             Greenwich Street Series     LMPV Fundamental Value
               Fund -- Fundamental       Sub-Account
               Value Sub-Account
             Salomon Brothers Variable   LMPV High Yield Bond
               High Yield Bond           Sub-Account
               Sub-Account
             Salomon Brothers Variable   LMPV Investors Sub-Account
               Investors Sub-Account
             Salomon Brothers Variable   LMPV Small Cap Growth
               Small Cap Growth          Sub-Account
               Sub-Account
             Smith Barney Allocation     LMPV Lifestyle Balanced
               Series Inc. -- Select     Sub-Account
               Balanced Sub-Account
             Smith Barney Allocation     LMPV Lifestyle Growth
               Series Inc. -- Select     Sub-Account
               Growth Sub-Account
             Smith Barney Allocation     LMPV Lifestyle High
               Series Inc. -- Select     Growth Sub-Account
               High Growth Sub-Account
             Smith Barney Dividend       LMPV Dividend Strategy
               Strategy Sub-Account      Sub-Account
             Smith Barney Growth and     LMPV Growth and Income
               Income Sub-Account        Sub-Account
             Smith Barney Premier        LMPV Premier Selections
               Selections All Cap        All Cap Growth Sub-Account
               Growth Sub-Account
             Multiple Discipline         LMPV Multiple
               Portfolio -- All Cap      Discipline -- All Cap
               Growth & Value            Growth & Value
             Multiple Discipline         LMPV Multiple
               Portfolio -- Balanced       Discipline -- Balanced
               All Cap Growth & Value      All Cap Growth and Value
             Multiple Discipline         LMPV Multiple
               Portfolio -- Global All     Discipline -- Global
               Cap Growth & Value          All Cap Growth and Value
             Multiple Discipline         LMPV Multiple
               Portfolio -- Large Cap      Discipline -- Large Cap
               Growth & Value              Growth and Value
             SB Adjustable Rate Income   LMPV Adjustable Rate
               Sub-Account               Income Sub-Account
             Smith Barney Aggressive     LMPV Aggressive Growth
               Growth Sub-Account        Sub-Account
             Smith Barney Large Cap      LMPV Large Cap Value
               Value Sub-Account         Sub-Account
             Smith Barney Large          LMPV Large Cap Growth
               Capitalization Growth     Sub-Account
               Sub-Account
             Smith Barney Money Market   LMPV Money Market
               Sub-Account               Sub-Account
             Social Awareness Stock      LMPV Social Awareness
               Sub-Account               Stock Sub-Account
             Lord Abbet Growth           Van Kampen Mid-Cap Growth
               Opportunities             Sub-Account
               Sub-Account
             Janus Aggressive Growth     Legg Mason Aggressive
               Sub-Account               Growth Sub-Account

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006


1.  BUSINESS -- (CONTINUED)

MERGERS:

             OLD PORTFOLIO              NEW PORTFOLIO
             -------------              -------------
             MFS Investors Trust        Legg Mason Value Equity
             TST Convertible            Lord Abbett Bond
               Securities Portfolio     Debenture Portfolio
             TST Federated High Yield   Federated High Yield
               Portfolio                Portfolio
             Capital Appreciation Fund  Janus Capital
                                        Appreciation Portfolio
             TST AIM Capital            MET/AIM Small Cap Growth
               Appreciation Portfolio   Portfolio
             TST MFS Value Portfolio    MFS Value Portfolio
             TST Pioneer Fund Portfolio Pioneer Fund Portfolio
             TST Pioneer Mid Cap Value  Pioneer Mid Cap Value
               Portfolio                Portfolio
             TST Pioneer Strategic      Pioneer Strategic Income
               Income Portfolio         Portfolio
             TST Style Focus Series:
               Small Cap Value          Dreman Small Cap Value
               Portfolio                Portfolio
             TST Mercury Large Cap      Mercury Large Cap Core
               Core Portfolio           Portfolio
             TST Equity Income
               Portfolio                FI Value Leaders Portfolio
             TST MFS Total Return
               Portfolio                MFS Total Return Portfolio
             TST U.S. Government        Western Asset Management
               Securities Portfolio     U. S. Government Portfolio
             TST Travelers Managed      BlackRock Bond Income
               Income Portfolio         Portfolio
             TST Managed Allocation
               Series: Aggressive       MetLife Aggressive
               Portfolio                Allocation Portfolio
             TST Managed Allocation
               Series:                  MetLife Conservative to
               Moderate-Conservative    Moderate Allocation
               Portfolio                Portfolio
             TST Managed Allocation
               Series: Conservative     MetLife Conservative
               Portfolio                Allocation Portfolio
             TST Managed Allocation
               Series:                  MetLife Moderate to
               Moderate-Aggressive      Aggressive Allocation
               Portfolio                Portfolio
             TST Managed Allocation
               Series: Moderate         MetLife Moderate
               Portfolio                Allocation Portfolio
             TST Style Focus Series:
               Small Cap Growth         Met/AIM Small Cap Growth
               Portfolio                Portfolio
             TST Large Cap Portfolio    FI Large Cap Portfolio

ADDITIONS:
             Loomis Sayles Global       MFS Emerging Markets
               Markets Sub-Account      Equity Sub-Account
             Fl Large Cap Sub-Account   Strategic Growth Sub
                                        Account
             Met/AIM Capital            Strategic Conservative
               Appreciation Sub-Account Growth Sub-Account
             Strategic Growth and
               Income Sub-Account

SUBSTITUTIONS:
             Fidelity VIP Growth        T. Rowe Price Large Cap
               Portfolio                Growth Portfolio
             Lazard Retirement Small    Third Avenue Small Cap
               Cap Portfolio            Value Portfolio
             Oppenheimer Capital
               Appreciation Fund/VA     Oppenheimer Capital
               Portfolio                Appreciation Portfolio

For the year ended December 31, 2005:

NAME CHANGES:

             OLD NAME                   NEW NAME
             --------                   --------
             Met\AIM Mid-Cap Core
               Equity Sub-Account       Lazard Mid-Cap Sub-Account
             PIMCO Innovation           RCM Global Technology
               Sub-Account              Sub-Account
             State Street Research      BlackRock Money Market
               Money Market Sub-Account Sub-Account
             State Street Research      BlackRock Bond Income
               Bond Income Sub-Account  Sub-Account
             State Street Research      BlackRock Strategic
               Aurora Sub-Account       Sub-Account

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006


1.  BUSINESS -- (CONTINUED)

ADDITIONS:

                           Third Avenue Small Cap
                             Value Sub-Account
                           Neuberger Berman Real
                             Estate Sub-Account
                           Van Kampen Comstock
                             Sub-Account
                           BlackRock Money Market
                             Sub-Account
                           Oppenheimer Global Equity
                             Sub-Account
                           Salomon Brothers U.S.
                             Government Sub-Account
                           Cyclical Growth ETF
                             Sub-Account
                           Cyclical Growth & Income
                             ETF Sub-Account
                           AllianceBernstein Large
                             Cap Growth Sub-Account
                           Oppenheimer Capital
                             Appreciation Sub-Account
                           Putnam Small Cap Value
                             Sub-Account
                           Franklin Mutual Shares
                             Securities Sub-Account
                           Templeton VIP Income
                             Securities Sub-Account
                           Fidelity Mid Cap
                             Sub-Account
                           Fidelity Contrafund
                             Sub-Account
                           Lazard Retirement Small
                             Cap Sub-Account
                           Pioneer VCT Mid Cap Value
                             Sub-Account
                           American Funds Global
                             Growth Sub-Account
                           American Funds Growth and
                             Income Sub-Account
                           American Funds Growth
                             Sub-Account
                           Van Kampen UIF Equity and
                             Income Sub-Account
                           Van Kampen UIF U.S. Real
                             Estate Securities
                             Sub-Account
                           Salomon Brothers Variable
                             High Yield Bond
                             Sub-Account
                           Salomon Brothers Variable
                             Small Cap Sub-Account
                           Salomon Brothers VSF
                             Investors Sub-Account
                           Van Kampen LIT Comstock
                             Sub-Account
                           Van Kampen LIT Emerging
                             Growth Sub-Account
                           Van Kampen LIT Growth and
                             Income Sub-Account
                           Smith Barney Allocation
                             Select Balanced
                             Sub-Account
                           Smith Barney Allocation
                             Select Growth
                             Sub-Account
                           Smith Barney Allocation
                             Select High Growth
                             Sub-Account
                           Smith Barney Capital and
                             Income Sub-Account
                           Smith Barney Equity Index
                             Sub-Account
                           Smith Barney Greenwich
                             Street Fundamental
                             Value Sub-Account
                           Smith Barney Greenwich
                             Street Appreciation
                             Sub-Account
                           Smith Barney Greenwich
                             Street Equity Index
                             Sub-Account
                           Smith Barney IS Dividend
                             Strategy Account
                           Smith Barney IS Growth
                             and Income Account
                           Smith Barney Multiple
                             Disciplined Balanced
                             All Cap Growth and
                             Value Sub-Account
                           Smith Barney Multiple
                             Disciplined All Cap
                             Growth and Value
                             Sub-Account
                           Smith Barney Multiple
                             Disciplined Large Cap
                             Growth and Value Sub-
                             Account
                           Smith Barney Multiple
                             Disciplined Global All
                             Cap Growth and Value
                             Sub-Account
                           Smith Barney Premier
                             Selections All Cap
                             Growth Sub-Account
                           Salomon Brothers
                             Adjustable Rate Income
                             Sub-Account
                           Smith Barney Aggressive
                             Growth Sub-Account
                           Smith Barney Large Cap
                             Growth Sub-Account
                           Smith Barney Large Cap
                             Value Sub-Account

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006


1.  BUSINESS -- (CONCLUDED)

                           Smith Barney Money Market
                             Sub-Account
                           Smith Barney Social
                             Awareness Stock
                             Sub-Account
                           Travelers AIM Capital
                             Appreciation Sub-Account
                           Travelers Convertible
                             Securities Sub-Account
                           Travelers Equity Income
                             Sub-Account
                           Travelers Federated High
                             Yield Sub-Account
                           Travelers Janus
                             Appreciation Sub-Account
                           Travelers Large Cap
                             Sub-Account
                           Travelers Managed
                             Allocation Aggressive
                             Sub-Account
                           Travelers Managed
                             Allocation Conservative
                             Sub-Account
                           Travelers Managed
                             Allocation Moderate
                             Aggressive Sub-Account
                           Travelers Managed
                             Allocation Moderate
                             Conservative Sub-Account
                           Travelers Managed
                             Allocation Moderate
                             Sub-Account
                           Travelers Mercury Large
                             Cap Core Sub-Account
                           Travelers MFS Total
                             Return Sub-Account
                           Travelers MFS Value
                             Sub-Account
                           Travelers Pioneer Fund
                             Sub-Account
                           Travelers Pioneer Mid Cap
                             Value Sub-Account
                           Travelers Pioneer
                             Strategic Income
                             Sub-Account
                           Travelers Style Focus
                             Series Small Cap Growth
                             Sub-Account
                           Travelers Style Focus
                             Series Small Cap Value
                             Sub-Account
                           Travelers Managed Income
                             Sub-Account
                           Travelers U.S. Government
                             Securities Sub-Account
                           Legg Mason Value Equity
                             Sub-Account

2.  SIGNIFICANT ACCOUNTING POLICIES

The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America for variable annuity separate accounts registered as unit investment trusts.

    A. VALUATION OF INVESTMENTS

       Investments are made in the portfolios of the Funds and are valued at the reported net asset values of these portfolios. The investments of the portfolios are valued at fair value. Money market portfolio investments are valued utilizing the amortized cost method of valuation. Changes in fair values are recorded in the Statement of Operations.

    B. SECURITY TRANSACTIONS

       Purchases and sales are recorded on the trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold. Income from dividends and gains from realized gain distributions are recorded on the ex-distribution date.

    C. FEDERAL INCOME TAXES

       The operations of the Separate Account are included in the Federal income tax return of FMLI, which is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, FMLI does not expect to incur Federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Contracts. Accordingly, no charge is being made currently to the Separate Account for Federal income taxes. FMLI will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any Federal income taxes that would be attributable to the Contracts.

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

2.  SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

    D. ANNUITY PAYOUTS

       Net Assets allocated to contracts in the payout period are computed according to the Annuity 2000 Mortality Table. The assumed investment return is 3.0 percent. The mortality risk is fully borne by FMLI and may result in additional amounts being transferred into the variable annuity account by FMLI to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to FMLI.

    E. ESTIMATES

       The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

    F. PURCHASE PAYMENTS

       Purchase payments received by FMLI are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus.

    G. RECLASSIFICATIONS

       In prior year Statement of Operations, the Separate Account reported dividend income and realized gain distributions collectively as dividend income. The realized gain distributions have been reclassified and now appear as a separate line item in the Statement of Operations for all periods presented. In the prior year financial statements, the realized gain distributions were included in the calculations of the investment income ratios. These distributions were appropriately excluded from the current year calculations and prior year periods have been adjusted to conform to the current year presentation. These reclassifications had no effect on the net assets of the Sub-Accounts or unit values of the Contracts.

       In prior year financial statements, the Separate Account presented certain Sub-Accounts holding classes of shares of the same portfolio separately and reported them as multiple Sub-Accounts. In the current year financial statements, these Sub-Accounts have been combined and reported as one Sub-Account. The Sub-Accounts in the Statement of Operations and Statements of Changes in Net Assets for all prior periods have been reclassified and reported on a combined basis to conform with the current years presentation. Combining these Sub-Accounts had no effect on the net assets of the Sub-Account or the unit value of the Contracts.

       Certain amounts in the prior year financial statements have been reclassified to conform with the amounts in the current year financial statements.

3.  EXPENSES AND RELATED PARTY TRANSACTIONS

For Contracts, FMLI deducts a daily charge from the net assets of the Separate Account Sub-Accounts that ranges from an annual rate of 0.75% to an annual rate of 2.90%. This charge varies according to the product specifications. The mortality risks assumed by FMLI arise from its contractual obligation to make annuity payments after the annuity date for the life of the annuitant and to waive the withdrawal charge in the event of the death of the contract owner. The administrative fees cover the cost of establishing and maintaining the Contracts and the Separate Account. These charges result in the reduction of unit values.

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

3.  EXPENSES AND RELATED PARTY TRANSACTIONS -- (CONTINUED)

For Contracts with a contingent deferred sales charge, there is no deduction from purchase payments for sales fees at the time a Contract is purchased. However, if all or a portion of the contract value is withdrawn, FMLI deducts a withdrawal charge from the contract value or payment to the contract owner. The withdrawal charge is imposed on withdrawals of contract values attributable to purchase payments within a certain number of years after receipt and is equal to a flat percentage of the purchase payment withdrawn or a declining scale, depending on the product. For certain Contracts, after the first contract anniversary, provided the contract value exceeds $5,000, the contract owner may make one withdrawal each contract year of up to 10% of the aggregate purchase payments (on deposit for more than one year) without incurring a withdrawal charge. For certain other contracts, after the first contract anniversary, the contract owner may withdraw up to 10% of the aggregate purchase payments each contract year, without incurring a withdrawal charge. During the first contract year, FMLI currently does not assess the surrender fee on amounts withdrawn under the systematic withdrawal program. These charges result in the redemption of units.

For Contracts with a sales charge, FMLI deducts a sales charge from the gross purchase payment before the payment is allocated to the Separate Account and or a fixed account. The amount of the sales charge depends on the contract owner's investment at the time of payment as follows:

                 OWNER'S                 SALES CHARGE AS A % OF
                 INVESTMENT              GROSS PURCHASE PAYMENT
                 ----------              ----------------------
                 less than $50,000                5.75%
                 $50,000 -- $99,999.99            4.50%
                 $100,000 -- $249,999.99          3.50%
                 $250,000 -- $499,999.99          2.50%
                 $500,000 -- $999,999.99          2.00%
                 $1,000,000 or more               1.00%

During the accumulation phase, FMLI imposes an annual contract maintenance fee of $30 on Contracts with account values less than $50,000 on the contract anniversary. This fee covers the cost of contract administration for the previous year and is deducted pro rata from the Separate Account Sub-Accounts (and for some Contracts, the fixed account as well) for which account value is allocated. The charge is taken from account value on a full withdrawal or on the annuity date if such annuity date is other than the contract anniversary date. During the income phase, the charge is collected from each annuity payment, regardless of contract size. Subject to certain restrictions, the contract owner may transfer all or a portion of the accumulated value of the contract among the available Sub-Accounts and the fixed rate account. After 12 transfers are made in a contract year, FMLI may deduct a transfer fee of the lesser of $25 per additional transfer (or, for certain contracts, if less, 2% of the amount transferred) from the contract value. Transfers made in a dollar cost averaging program are not subject to the transfer fee. These charges result in the redemption of units.

Currently, FMLI advances any premium taxes due at the time purchase payments are made and deducts premium taxes at the time annuity payments begin. FMLI reserves the right to deduct premium taxes when incurred.

For a full explanation of product charges and associated product features and benefits, please refer to your product prospectus.

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006


4.  PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from the sales of investments for the period ended December 31, 2006 for each Sub-Account were as follows:

                                                    PURCHASES      SALES
                                                   ------------ -----------
    Lord Abbett Growth and Income Sub-Account..... $ 11,229,812 $ 2,028,060
    Lord Abbett Bond Debenture Sub-Account........    4,000,540   1,801,703
    Lord Abbett Mid-Cap Value Sub-Account.........    3,177,078     260,266
    Met/Putnam Capital Opportunities Sub-Account..      316,746      11,796
    Oppenheimer Capital Appreciation Sub-Account..    3,636,986   1,289,391
    Legg Mason Aggressive Growth Sub-Account......    3,248,034   1,100,189
    Van Kampen Mid-Cap Growth Sub-Account.........      196,796      24,073
    PIMCO Total Return Sub-Account................   10,746,963   1,009,635
    RCM Global Technology Sub-Account.............    1,035,471     275,571
    T Rowe Price Mid Cap Growth Sub-Account.......    5,411,179   1,209,474
    MFS Research International Sub-Account........    8,674,436   1,672,503
    Lazard Mid Cap Sub-Account....................    1,758,016     834,798
    Met/AIM Small Cap Growth Sub-Account..........    3,958,524   1,353,716
    Harris Oakmark International Sub-Account......   11,744,635  2 ,851,607
    Third Avenue Small Cap Value Sub-Account......    7,981,876   1,409,058
    PIMCO Inflation Protected Bond Sub-Account....    5,302,839   2,975,233
    Lord Abbett America's Value Sub-Account.......       33,025       5,685
    Neuberger Berman Real Estate Sub-Account......    4,453,118     664,835
    Turner Mid-Cap Growth Sub-Account.............    1,883,711     610,709
    Goldman Sachs Mid Cap Value Sub-Account.......    6,117,461   1,863,759
    MetLife Defensive Strategy Sub-Account........   27,258,519   2,867,738
    MetLife Moderate Strategy Sub-Account.........   48,334,485   4,564,456
    MetLife Balanced Strategy Sub-Account.........   96,900,006   8,162,522
    MetLife Growth Strategy Sub-Account...........  109,288,553   1,332,055
    MetLife Aggressive Strategy Sub-Account.......   26,638,488   1,820,654
    Cyclical Growth ETF Sub-Account...............    1,164,766      14,323
    Cyclical Growth & Income ETF Sub-Account......    1,044,909       3,567
    Legg Mason Value Equity Sub-Account...........    6,012,383     428,205
    MFS Emerging Markets Equity Sub-Account (b)...    1,548,307      55,353
    Loom is Sayles Global Markets Sub-Account (b).    1,460,850      55,914
    Met/AIM Capital Appreciation Sub-Account......      237,458      14,228
    BlackRock High Yield Sub-Account..............       63,456         358
    Janus Capital Appreciation Sub-Account........      131,382         722
    MFS Value Sub-Account.........................      392,395       5,442
    Pioneer Fund Sub-Account......................      246,557       1,048
    Pioneer Mid-Cap Value Sub-Account.............      898,864       5,347
    Pioneer Strategic Income Sub-Account..........    3,785,462     128,376
    Dreman Small Cap Value Sub-Account............      787,813      32,248
    BlackRock Large Cap Core Sub-Account..........      133,046         577
    Strategic Growth & Income Sub-Account (c).....      578,266         197
    Strategic Conservative Growth Sub-Account (c).    1,268,047         558
    Strategic Growth Sub-Account (c)..............      750,127         381
    Russell Multi-Style Equity Sub-Account........        2,290       2,873
    Russell Aggressive Equity Sub-Account.........        5,736         881
    Russell Non-U.S. Sub-Account..................        2,504       2,679
    Russell Core Bond Sub-Account.................       15,629       4,406
    Russell Real Estate Sub-Account...............        8,072       2,072
    AIM V.I. Capital Appreciation Sub-Account.....        5,385       4,874
    AIM V.I. International Growth Sub-Account.....       95,415      82,665
    AllianceBernstein Large Cap Growth Sub-Account        3,812          --
    Putnam Growth & Income Sub-Account............       29,160       2,643
    Putnam Equity Income Sub-Account..............       24,905         487
    Putnam Vista Sub-Account......................       23,676     114,513

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

4.  PURCHASES AND SALES OF INVESTMENTS -- (CONTINUED)

                                                                   PURCHASES     SALES
                                                                  ----------- -----------
Putnam Small Cap Value Sub-Account............................... $   104,367 $     8,965
Templeton Foreign Securities Sub-Account.........................   5,751,333      63,019
Templeton Developing Markets Securities Sub-Account..............   3,792,248     137,410
Templeton Growth Securities Sub-Account..........................     250,004      34,129
Franklin Mutual Shares Securities Sub-Account....................     755,312     202,234
Franklin Income Securities Sub-Account...........................   4,639,806      73,726
Fidelity Equity-Income Sub-Account...............................      11,197       1,273
Fidelity Mid Cap Sub-Account.....................................     352,653      11,174
Fidelity Contrafund Sub-Account..................................   6,905,509      41,802
Fidelity Growth Sub-Account......................................     107,916     843,521
MetLife Stock Index Sub-Account..................................   6,404,834   3,685,182
FI International Stock Sub-Account...............................     213,192     138,737
BlackRock Bond Income Sub-Account................................     732,760      55,430
BlackRock Money Market Sub-Account...............................  25,443,126  15,580,749
Davis Venture Value Sub-Account..................................  13,527,992   4,015,538
Harris Oakmark Focused Value Sub-Account.........................   4,524,249   2,177,990
Jennison Growth Sub-Account......................................   4,735,711   1,169,377
MFS Total Return Sub-Account.....................................   3,689,749     326,270
MFS Investors Trust Sub-Account (a)..............................      36,344     417,009
Capital Guardian US Equity Sub-Account...........................     530,386     229,479
Western Asset Management Strategic Bond Opportunities Sub-Account      16,401      12,817
Western Asset Management US Government Sub-Account...............   3,010,682     261,408
T.Rowe Price Small Cap Growth Sub-Account........................       7,083      15,274
T.Rowe Price Large Cap Growth Sub-Account........................   1,011,532     507,927
Franklin Templeton Small Cap Growth Sub-Account..................     216,855     134,547
BlackRock Strategic Value Sub-Account............................       9,014      17,218
Oppenheimer Global Equity Sub-Account............................      59,966       3,920
FI Large Cap Sub-Account.........................................     142,357         703
FI Value Leaders Sub-Account.....................................     192,831      12,222
MetLife Aggressive Allocation Sub-Account........................     445,620       2,587
MetLife Conservative Allocation Sub-Account......................     601,207       4,033
MetLife Conservative Moderate Allocation Sub-Account.............     143,914         371
MetLife Moderate Allocation Sub-Account..........................   3,077,404     281,373
MetLife Moderate Aggressive Allocation Sub-Account...............   2,506,309      31,844
PIMCO High Yield Sub-Account.....................................     122,922      61,467
PIMCO Low Duration Sub-Account...................................      28,196      13,048
PIMCO StocksPlus Growth & Income Sub-Account.....................         179       6,021
American Funds Global Growth Sub-Account.........................   4,845,118      30,266
American Funds Growth & Income Sub-Account.......................   7,137,002     231,544
American Funds Growth Sub-Account................................   9,230,250       7,115
Van Kampen UIF Equity & Income Sub-Account.......................   1,726,394     251,818
Van Kampen UIF US Real Estate Securities Sub-Account.............     750,409      74,256
Van Kampen LIT Comstock Sub-Account..............................   4,906,472     293,848
Van Kampen LIT Strategic Growth Sub-Account......................     182,427       5,894
Van Kampen LIT Growth & Income Sub-Account.......................     525,525      65,384
LMPV Global High Yield Bond Sub-Account..........................   1,413,327     135,673
LMPV Small Cap Growth Sub-Account................................   1,062,100       6,713
LMPV Investors Sub-Account.......................................     136,672         716
LMPV Capital and Income Sub-Account..............................     798,410     120,831
LMPV Equity Index Sub-Account....................................   3,333,152     557,565
LMPV Fundamental Value Sub-Account...............................   2,373,347     236,613
LMPV Appreciation Sub-Account....................................   1,787,547     280,118
LMPV Growth and Income Sub-Account...............................     186,661       2,803
LMPV Adjustable Rate Income Sub-Account..........................     121,263         341
LMPV Aggressive Growth Sub-Account...............................   5,325,221     148,002
LMPV Large Cap Growth Sub-Account................................     148,951         786

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

4.  PURCHASES AND SALES OF INVESTMENTS -- (CONCLUDED)

                                                                        PURCHASES      SALES
                                                                       ------------ -----------
LMPV Large Cap Value Sub-Account...................................... $    123,811 $     3,231
LMPV Money Market Sub-Account.........................................    5,654,205   1,233,589
LMPV Social Awareness Stock Sub-Account...............................        6,637          --
LMPV Multiple Discipline Balanced All Cap Growth and Value Sub-Account    2,130,859      16,193
LMPV Multiple Discipline All Cap Growth and Value Sub-Account.........      508,803      24,513
LMPV Multiple Discipline Large Cap Growth and Value Sub-Account.......       62,733      32,935
LMPV Multiple Discipline Global All Cap Growth and Value Sub-Account..    1,010,909       8,379
LMPV Dividend Strategy Sub-Account....................................      167,092      32,282
LMPV Lifestyle Balanced Sub-Account...................................      264,531      59,871
LMPV Lifestyle Growth Sub-Account.....................................        4,899          --
LMPV Lifestyle High Growth Sub-Account................................        1,399          --
TST AIM Capital Appreciation Sub-Account (a)..........................        4,314       4,295
TST Equity Income Sub-Account (a).....................................       22,064      20,219
Janus Capital Appreciation Sub-Account (a)............................        8,489       8,196
TST Large Cap Sub-Account (a).........................................       32,414      30,963
TST Moderate-Aggressive Sub-Account (a)...............................      548,924     502,229
TST Moderate Sub-Account (a)..........................................      105,136      97,849
TST MFS Total Return Sub-Account (a)..................................      189,708     186,634
TST MFS Value Sub-Account (a).........................................       14,168      14,371
TST Pioneer Fund Sub-Account (a)......................................       29,139      29,123
TST Pioneer Mid Cap Value Sub-Account (a).............................       70,244      70,058
TST Pioneer Strategic Income Sub-Account (a)..........................       92,072      92,606
TST Style Focus Small Cap Growth Sub-Account (a)......................       53,816      53,760
TST Style Focus Small Cap Value Sub-Account (a).......................       15,702      16,047
TST Managed Income Sub-Account (a)....................................       14,616      14,375
                                                                       ------------ -----------
Total................................................................. $575,276,061 $78,546,216
                                                                       ============ ===========

(a) For the period January 1, 2006 to April 30, 2006
(b) For the Period May 1, 2006 to December 31, 2006
(c) For the period November 16, 2006 to December 31, 2006

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

5.  CHANGES IN OUTSTANDING UNITS

The changes in units outstanding for the years ended December 31, 2006 and 2005 were as follows:

                                    LORD ABBETT     LORD ABBETT    LORD ABBETT       MET/PUTNAM
                                 GROWTH AND INCOME BOND DEBENTURE MID-CAP VALUE CAPITAL OPPORTUNITIES
                                    SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT       SUB-ACCOUNT
                                 ----------------- -------------- ------------- ---------------------
Outstanding at December 31, 2005      613,017        1,161,736        61,418            7,503
Activity during 2006:
  Issued........................      213,776          230,209       127,150           16,730
  Redeemed......................      (88,163)        (162,968)      (15,840)            (487)
                                     --------        ---------       -------           ------
Outstanding at December 31, 2006      738,630        1,228,977       172,728           23,746
                                     ========        =========       =======           ======
Outstanding at December 31, 2004      686,692        1,412,729        50,979            8,868
Activity during 2005:
  Issued........................      154,353          243,015        16,784            1,170
  Redeemed......................     (228,028)        (494,008)       (6,345)          (2,535)
                                     --------        ---------       -------           ------
Outstanding at December 31, 2005      613,017        1,161,736        61,418            7,503
                                     ========        =========       =======           ======

(a) For the period from January 1, 2006 to April 30, 2006
(b) For the period form May 1, 2006 to December 31, 2006
(c) For the period from November 16, 2006 to December 31, 2006

    OPPENHEIMER         LEGG MASON       VAN KAMPEN      PIMCO            RCM        T. ROWE PRICE           MFS
CAPITAL APPRECIATION AGGRESSIVE GROWTH MID-CAP GROWTH TOTAL RETURN GLOBAL TECHNOLOGY MID-CAP GROWTH RESEARCH INTERNATIONAL
    SUB-ACCOUNT         SUB-ACCOUNT     SUB-ACCOUNT   SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT        SUB-ACCOUNT
-------------------- ----------------- -------------- ------------ ----------------- -------------- ----------------------
     2,138,330           1,268,613         23,110      1,506,218        566,844        1,308,056          1,127,580
       541,769             416,286         18,031      1,036,134        251,028          760,907            660,867
      (252,757)           (197,668)        (1,963)      (249,006)       (78,593)        (270,966)          (262,289)
     ---------           ---------         ------      ---------       --------        ---------          ---------
     2,427,342           1,487,231         39,178      2,293,346        739,279        1,797,997          1,526,158
     =========           =========         ======      =========       ========        =========          =========
     2,451,425           1,641,597         23,999      1,420,766        648,449        1,047,882          1,150,008
       467,085             283,243          4,144        457,066        168,868          522,666            387,304
      (780,180)           (656,227)        (5,033)      (371,614)      (250,473)        (262,492)          (409,732)
     ---------           ---------         ------      ---------       --------        ---------          ---------
     2,138,330           1,268,613         23,110      1,506,218        566,844        1,308,056          1,127,580
     =========           =========         ======      =========       ========        =========          =========

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

5.  CHANGES IN OUTSTANDING UNITS -- (CONTINUED)

The changes in units outstanding for the years ended December 31, 2006 and 2005 were as follows:

                                   LAZARD        MET/AIM             HARRIS          THIRD AVENUE
                                   MID-CAP   SMALL-CAP GROWTH OAKMARK INTERNATIONAL SMALL-CAP VALUE
                                 SUB-ACCOUNT   SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT
                                 ----------- ---------------- --------------------- ---------------
Outstanding at December 31, 2005   444,232        804,060           1,495,693          1,233,981
Activity during 2006:
  Issued........................    88,227        234,966             716,089            474,837
  Redeemed......................   (73,942)      (148,941)           (333,377)          (163,886)
                                  --------       --------           ---------          ---------
Outstanding at December 31, 2006   458,517        890,085           1,878,405          1,544,932
                                  ========       ========           =========          =========
Outstanding at December 31, 2004   450,243        959,387           1,413,422          1,199,890
Activity during 2005:
  Issued........................   147,890        174,090             579,212            476,046
  Redeemed......................  (153,901)      (329,417)           (496,941)          (441,955)
                                  --------       --------           ---------          ---------
Outstanding at December 31, 2005   444,232        804,060           1,495,693          1,233,981
                                  ========       ========           =========          =========

(a) For the period from January 1, 2006 to April 30, 2006
(b) For the period form May 1, 2006 to December 31, 2006
(c) For the period from November 16, 2006 to December 31, 2006

         PIMCO             LORD ABBETT   NEUBERGER BERMAN     TURNER     GOLDMAN SACHS      METLIFE            METLIFE
INFLATION PROTECTED BOND AMERICA'S VALUE   REAL ESTATE    MID-CAP GROWTH MID-CAP VALUE DEFENSIVE STRATEGY MODERATE STRATEGY
      SUB-ACCOUNT          SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT        SUB-ACCOUNT
------------------------ --------------- ---------------- -------------- ------------- ------------------ -----------------
       2,063,635              7,280           425,688         335,209        748,084       1,508,431          4,506,020
         527,032              1,915           300,239         174,175        502,040       2,692,618          4,938,235
        (419,605)              (308)         (100,755)        (70,993)      (189,374)       (335,623)          (883,182)
       ---------             ------          --------        --------      ---------       ---------          ---------
       2,171,062              8,887           625,172         438,391      1,060,750       3,865,426          8,561,073
       =========             ======          ========        ========      =========       =========          =========
       2,145,251              4,394           424,738         390,175        459,049         271,751          1,014,442
         637,175              8,135           220,566         106,013        471,216       1,400,691          3,869,032
        (718,791)            (5,249)         (219,616)       (160,979)      (182,181)       (164,011)          (377,454)
       ---------             ------          --------        --------      ---------       ---------          ---------
       2,063,635              7,280           425,688         335,209        748,084       1,508,431          4,506,020
       =========             ======          ========        ========      =========       =========          =========

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

5.  CHANGES IN OUTSTANDING UNITS -- (CONTINUED)

The changes in units outstanding for the years ended December 31, 2006 and 2005 were as follows:

                                      METLIFE          METLIFE           METLIFE        CYCLICAL
                                 BALANCED STRATEGY GROWTH STRATEGY AGGRESSIVE STRATEGY GROWTH ETF
                                    SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT
                                 ----------------- --------------- ------------------- -----------
Outstanding at December 31, 2005    11,206,666       12,697,225         1,961,998         11,292
Activity during 2006:
  Issued........................    10,316,085       10,366,735         2,366,420        109,281
  Redeemed......................    (2,349,185)      (1,056,105)         (296,194)          (167)
                                    ----------       ----------         ---------        -------
Outstanding at December 31, 2006    19,173,566       22,007,855         4,032,224        120,406
                                    ==========       ==========         =========        =======
Outstanding at December 31, 2004     1,510,309        3,226,645           229,952             --
Activity during 2005:
  Issued........................    10,455,329       11,714,142         1,814,499         11,292
  Redeemed......................      (758,972)      (2,243,562)          (82,453)            --
                                    ----------       ----------         ---------        -------
Outstanding at December 31, 2005    11,206,666       12,697,225         1,961,998         11,292
                                    ==========       ==========         =========        =======

(a) For the period from January 1, 2006 to April 30, 2006
(b) For the period form May 1, 2006 to December 31, 2006
(c) For the period from November 16, 2006 to December 31, 2006

     CYCLICAL       VAN KAMPEN   LEGG MASON            MFS            LOOMIS SAYLES        MET/AIM         BLACKROCK
GROWTH & INCOME ETF  COMSTOCK   VALUE EQUITY EMERGING MARKETS EQUITY GLOBAL MARKETS  CAPITAL APPRECIATION HIGH YIELD
    SUB-ACCOUNT     SUB-ACCOUNT SUB-ACCOUNT      SUB-ACCOUNT (B)     SUB-ACCOUNT (B)     SUB-ACCOUNT      SUB-ACCOUNT
------------------- ----------- ------------ ----------------------- --------------- -------------------- -----------
          --           92,205       2,896                 --                  --                --              --
      96,083          432,246     590,960            168,806             152,970            15,868           4,049
          (2)         (50,779)    (55,556)            (8,855)             (7,999)             (945)             --
      ------          -------     -------            -------             -------            ------           -----
      96,081          473,672     538,300            159,951             144,971            14,923           4,049
      ======          =======     =======            =======             =======            ======           =====
          --               --          --                 --                  --                --              --
          --          128,703       2,896                 --                  --                --              --
          --          (36,498)         --                 --                  --                --              --
      ------          -------     -------            -------             -------            ------           -----
          --           92,205       2,896                 --                  --                --              --
      ======          =======     =======            =======             =======            ======           =====

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

5.  CHANGES IN OUTSTANDING UNITS -- (CONTINUED)

The changes in units outstanding for the years ended December 31, 2006 and 2005 were as follows:

                                        JANUS             MFS       PIONEER      PIONEER
                                 CAPITAL APPRECIATION    VALUE       FUND     MID-CAP VALUE
                                     SUB-ACCOUNT      SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT
                                 -------------------- ----------- ----------- -------------
Outstanding at December 31, 2005           --               --          --           --
Activity during 2006:
  Issued........................        1,236           25,573      13,918       62,325
  Redeemed......................           --             (294)        (14)        (216)
                                        -----           ------      ------       ------
Outstanding at December 31, 2006        1,236           25,279      13,904       62,109
                                        =====           ======      ======       ======
Outstanding at December 31, 2004           --               --          --           --
Activity during 2005:
  Issued........................           --               --          --           --
  Redeemed......................           --               --          --           --
                                        -----           ------      ------       ------
Outstanding at December 31, 2005           --               --          --           --
                                        =====           ======      ======       ======

(a) For the period from January 1, 2006 to April 30, 2006
(b) For the period form May 1, 2006 to December 31, 2006
(c) For the period from November 16, 2006 to December 31, 2006

    PIONEER          DREMAN        BLACKROCK       STRATEGIC         STRATEGIC         STRATEGIC         RUSSELL
STRATEGIC INCOME SMALL-CAP VALUE LARGE-CAP CORE GROWTH & INCOME CONSERVATIVE GROWTH     GROWTH      MULTI-STYLE EQUITY
  SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT (C)   SUB-ACCOUNT (C)   SUB-ACCOUNT (C)    SUB-ACCOUNT
---------------- --------------- -------------- --------------- ------------------- --------------- ------------------
         --              --              --             --                 --               --            22,238
    205,832          63,122          12,575         56,588            123,816           72,449                49
    (11,540)         (2,882)            (15)            --                 --               --               (19)
    -------          ------          ------         ------            -------           ------            ------
    194,292          60,240          12,560         56,588            123,816           72,449            22,268
    =======          ======          ======         ======            =======           ======            ======
         --              --              --             --                 --               --            22,366
         --              --              --             --                 --               --                 1
         --              --              --             --                 --               --              (129)
    -------          ------          ------         ------            -------           ------            ------
         --              --              --             --                 --               --            22,238
    =======          ======          ======         ======            =======           ======            ======

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

5.  CHANGES IN OUTSTANDING UNITS -- (CONTINUED)

The changes in units outstanding for the years ended December 31, 2006 and 2005 were as follows:

                                      RUSSELL        RUSSELL     RUSSELL          RUSSELL
                                 AGGRESSIVE EQUITY  NON-U.S.    CORE BOND  REAL ESTATE SECURITIES
                                    SUB-ACCOUNT    SUB-ACCOUNT SUB-ACCOUNT      SUB-ACCOUNT
                                 ----------------- ----------- ----------- ----------------------
Outstanding at December 31, 2005       3,032          4,134      21,169            2,699
Activity during 2006:
  Issued........................          20             33         212               --
  Redeemed......................         (22)          (172)        (34)             (32)
                                       -----          -----      ------            -----
Outstanding at December 31, 2006       3,030          3,995      21,347            2,667
                                       =====          =====      ======            =====
Outstanding at December 31, 2004       3,046          4,247      20,979            2,711
Activity during 2005:
  Issued........................           4              1         192               --
  Redeemed......................         (18)          (114)         (2)             (12)
                                       -----          -----      ------            -----
Outstanding at December 31, 2005       3,032          4,134      21,169            2,699
                                       =====          =====      ======            =====

(a) For the period from January 1, 2006 to April 30, 2006
(b) For the period form May 1, 2006 to December 31, 2006
(c) For the period from November 16, 2006 to December 31, 2006

      AIM V.I.             AIM V.I.       ALLIANCEBERNSTEIN     PUTNAM         PUTNAM       PUTNAM        PUTNAM
CAPITAL APPRECIATION INTERNATIONAL GROWTH LARGE-CAP GROWTH  GROWTH & INCOME EQUITY INCOME    VISTA    SMALL-CAP VALUE
    SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT
-------------------- -------------------- ----------------- --------------- ------------- ----------- ---------------
       10,598                5,955                --            13,684          3,446        76,454           --
          772                4,297               119             1,164          1,502         3,543        4,215
         (545)              (3,710)               --               (18)            (1)      (15,824)        (366)
       ------               ------               ---            ------         ------       -------        -----
       10,825                6,542               119            14,830          4,947        64,173        3,849
       ======               ======               ===            ======         ======       =======        =====
       11,953                5,177                --            10,749          4,758        72,122           --
          710                4,543                --             3,351          4,280         4,933           --
       (2,065)              (3,765)               --              (416)        (5,592)         (601)          --
       ------               ------               ---            ------         ------       -------        -----
       10,598                5,955                --            13,684          3,446        76,454           --
       ======               ======               ===            ======         ======       =======        =====

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

5.  CHANGES IN OUTSTANDING UNITS -- (CONTINUED)

The changes in units outstanding for the years ended December 31, 2006 and 2005 were as follows:

                                     TEMPLETON      TEMPLETON DEVELOPING     TEMPLETON             FRANKIN
                                 FOREIGN SECURITIES  MARKETS SECURITIES  GROWTH SECURITIES MUTUAL SHARES SECURITIES
                                    SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
                                 ------------------ -------------------- ----------------- ------------------------
Outstanding at December 31, 2005       24,853              38,709                 --                    --
Activity during 2006:
  Issued........................      348,929             277,642             13,930                35,610
  Redeemed......................      (10,804)            (20,765)            (2,025)               (9,811)
                                      -------             -------             ------                ------
Outstanding at December 31, 2006      362,978             295,586             11,905                25,799
                                      =======             =======             ======                ======
Outstanding at December 31, 2004       21,677              23,767                 --                    --
Activity during 2005:
  Issued........................        5,764              16,611                 --                    --
  Redeemed......................       (2,588)             (1,669)                --                    --
                                      -------             -------             ------                ------
Outstanding at December 31, 2005       24,853              38,709                 --                    --
                                      =======             =======             ======                ======

(a) For the period from January 1, 2006 to April 30, 2006
(b) For the period form May 1, 2006 to December 31, 2006
(c) For the period from November 16, 2006 to December 31, 2006

    FRANKLIN        FIDELITY     FIDELITY    FIDELITY     METLIFE           FI           BLACKROCK
INCOME SECURITIES EQUITY-INCOME   MID-CAP   CONTRAFUND  STOCK INDEX INTERNATIONAL STOCK BOND INCOME
   SUB-ACCOUNT     SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
----------------- ------------- ----------- ----------- ----------- ------------------- -----------
          --          3,059           --           --    1,070,187        21,458           1,827
     115,519            224       10,456      175,142      562,765        12,676          16,847
      (3,101)           (21)        (386)      (4,155)    (377,057)       (7,888)         (1,158)
     -------          -----       ------      -------    ---------        ------          ------
     112,418          3,262       10,070      170,987    1,255,895        26,246          17,516
     =======          =====       ======      =======    =========        ======          ======
          --          2,930           --           --      885,194        26,584             380
          --            144           --           --      858,301            98           1,505
          --            (15)          --           --     (673,308)       (5,224)            (58)
     -------          -----       ------      -------    ---------        ------          ------
          --          3,059           --           --    1,070,187        21,458           1,827
     =======          =====       ======      =======    =========        ======          ======

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

5.  CHANGES IN OUTSTANDING UNITS -- (CONTINUED)

The changes in units outstanding for the years ended December 31, 2006 and 2005 were as follows:

                                  BLACKROCK       DAVIS     HARRIS OAKMARK  JENNISON
                                 MONEY MARKET VENTURE VALUE FOCUSED VALUE    GROWTH
                                 SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                                 ------------ ------------- -------------- -----------
Outstanding at December 31, 2005   1,164,068    2,751,510       980,663     1,062,311
Activity during 2006:
  Issued........................   3,448,323    1,301,514       249,492       515,916
  Redeemed......................  (2,516,297)    (554,407)     (189,888)     (181,685)
                                  ----------    ---------     ---------     ---------
Outstanding at December 31, 2006   2,096,094    3,498,617     1,040,267     1,396,542
                                  ==========    =========     =========     =========
Outstanding at December 31, 2004      17,035    2,872,840       956,965     1,231,304
Activity during 2005:
  Issued........................   1,986,464      816,665       318,917       298,561
  Redeemed......................    (839,431)    (937,995)     (295,219)     (467,554)
                                  ----------    ---------     ---------     ---------
Outstanding at December 31, 2005   1,164,068    2,751,510       980,663     1,062,311
                                  ==========    =========     =========     =========

(a) For the period from January 1, 2006 to April 30, 2006
(b) For the period form May 1, 2006 to December 31, 2006
(c) For the period from November 16, 2006 to December 31, 2006

    MFS            MFS       CAPITAL GUARDIAN   WESTERN ASSET MANAGEMENT   WESTERN ASSET MANAGEMENT  T. ROWE PRICE
TOTAL RETURN INVESTORS TRUST   U.S. EQUITY    STRATEGIC BOND OPPORTUNITIES     U.S. GOVERNMENT      SMALL-CAP GROWTH
SUB-ACCOUNT  SUB-ACCOUNT (A)   SUB-ACCOUNT            SUB-ACCOUNT                SUB-ACCOUNT          SUB-ACCOUNT
------------ --------------- ---------------- ---------------------------- ------------------------ ----------------
    3,672         34,370          36,422                 3,670                      13,519                5,989
   92,845            433          42,352                   632                     198,067                  484
  (10,196)       (34,803)        (18,086)                 (606)                    (18,888)                (957)
  -------        -------         -------                 -----                     -------               ------
   86,321             --          60,688                 3,696                     192,698                5,516
  =======        =======         =======                 =====                     =======               ======
    2,306         42,691          38,206                 3,629                          --                7,086
    1,841            180           4,447                   357                      20,594                   36
     (475)        (8,501)         (6,231)                 (316)                     (7,075)              (1,133)
  -------        -------         -------                 -----                     -------               ------
    3,672         34,370          36,422                 3,670                      13,519                5,989
  =======        =======         =======                 =====                     =======               ======

 T. ROWE PRICE
LARGE-CAP GROWTH
  SUB-ACCOUNT
----------------
     28,908
     79,685
    (38,798)
    -------
     69,795
    =======
     18,267
     15,327
     (4,686)
    -------
     28,908
    =======

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

5.  CHANGES IN OUTSTANDING UNITS -- (CONTINUED)

The changes in units outstanding for the years ended December 31, 2006 and 2005 were as follows:

                                     FRANKLIN
                                    TEMPLETON        BLACKROCK     OPPENHEIMER        FI
                                 SMALL-CAP GROWTH STRATEGIC VALUE GLOBAL EQUITY    LARGE CAP
                                   SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT  SUB-ACCOUNT (B)
                                 ---------------- --------------- ------------- ---------------
Outstanding at December 31, 2005      18,768           1,742            218             --
Activity during 2006:
  Issued........................      20,745             151          3,384          8,735
  Redeemed......................     (13,027)           (865)          (220)            (1)
                                     -------           -----          -----          -----
Outstanding at December 31, 2006      26,486           1,028          3,382          8,734
                                     =======           =====          =====          =====
Outstanding at December 31, 2004         355           1,190             --             --
Activity during 2005:
  Issued........................      18,642             560            386             --
  Redeemed......................        (229)             (8)          (168)            --
                                     -------           -----          -----          -----
Outstanding at December 31, 2005      18,768           1,742            218             --
                                     =======           =====          =====          =====

(a) For the period from January 1, 2006 to April 30, 2006
(b) For the period form May 1, 2006 to December 31, 2006
(c) For the period from November 16, 2006 to December 31, 2006

              METLIFE     METLIFE          METLIFE                           METLIFE MODERATE
 FI VALUE   AGGRESSIVE  CONSERVATIVE   CONSERVATIVE TO         METLIFE        TO AGGRESSIVE      PIMCO
  LEADERS   ALLOCATION   ALLOCATION  MODERATE ALLOCATION MODERATE ALLOCATION    ALLOCATION    HIGH YIELD
SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT      SUB-ACCOUNT         SUB-ACCOUNT       SUB-ACCOUNT    SUB-ACCOUNT
----------- ----------- ------------ ------------------- ------------------- ---------------- -----------
      --          --           --              --                   --                --         5,517
   9,736      39,044       56,036          13,244              276,866           220,098         8,991
    (568)         --         (303)             --              (25,127)           (2,028)       (4,769)
   -----      ------       ------          ------              -------           -------        ------
   9,168      39,044       55,733          13,244              251,739           218,070         9,739
   =====      ======       ======          ======              =======           =======        ======
      --          --           --              --                   --                --         1,204
      --          --           --              --                   --                --         4,330
      --          --           --              --                   --                --           (17)
   -----      ------       ------          ------              -------           -------        ------
      --          --           --              --                   --                --         5,517
   =====      ======       ======          ======              =======           =======        ======

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

5.  CHANGES IN OUTSTANDING UNITS -- (CONTINUED)

The changes in units outstanding for the years ended December 31, 2006 and 2005 were as follows:


                                    PIMCO     PIMCO STOCKSPLUS      PIONEER      AMERICAN FUNDS
                                 LOW DURATION GROWTH & INCOME  VCT MID CAP VALUE GLOBAL GROWTH
                                 SUB-ACCOUNT    SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT
                                 ------------ ---------------- ----------------- --------------
Outstanding at December 31, 2005    8,448            576                --               --
Activity during 2006:
  Issued........................    1,954             --             6,676          213,113
  Redeemed......................     (954)          (576)              (91)          (3,357)
                                    -----           ----             -----          -------
Outstanding at December 31, 2006    9,448             --             6,585          209,756
                                    =====           ====             =====          =======
Outstanding at December 31, 2004    7,965            554                --               --
Activity during 2005:
  Issued........................      510             22                --               --
  Redeemed......................      (27)            --                --               --
                                    -----           ----             -----          -------
Outstanding at December 31, 2005    8,448            576                --               --
                                    =====           ====             =====          =======

(a) For the period from January 1, 2006 to April 30, 2006
(b) For the period form May 1, 2006 to December 31, 2006
(c) For the period from November 16, 2006 to December 31, 2006

                                                      VAN KAMPEN
AMERICAN FUNDS  AMERICAN FUNDS     VAN KAMPEN        UIF U.S REAL     VAN KAMPEN       VAN KAMPEN          VAN KAMPEN
GROWTH & INCOME     GROWTH     UIF EQUITY & INCOME ESTATE SECURITIES LIT COMSTOCK LIT STRATEGIC GROWTH LIT GROWTH & INCOME
  SUB-ACCOUNT    SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT    SUB-ACCOUNT      SUB-ACCOUNT          SUB-ACCOUNT
--------------- -------------- ------------------- ----------------- ------------ -------------------- -------------------
        --              --                --                --              --               --                  --
    71,319          67,044           122,894            27,366          30,927           39,513              40,760
    (4,127)         (1,805)          (19,864)           (3,375)         (1,149)          (1,201)             (5,729)
    ------          ------           -------            ------          ------           ------              ------
    67,192          65,239           103,030            23,991          29,778           38,312              35,031
    ======          ======           =======            ======          ======           ======              ======
        --              --                --                --              --               --                  --
        --              --                --                --              --               --                  --
        --              --                --                --              --               --                  --
    ------          ------           -------            ------          ------           ------              ------
        --              --                --                --              --               --                  --
    ======          ======           =======            ======          ======           ======              ======

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

5.  CHANGES IN OUTSTANDING UNITS -- (CONTINUED)

The changes in units outstanding for the years ended December 31, 2006 and 2005 were as follows:

                                          LMPV                LMPV            LMPV            LMPV
                                 GLOBAL HIGH YIELD BOND SMALL-CAP GROWTH INVESTORS FUND CAPITAL & INCOME
                                      SUB-ACCOUNT         SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
                                 ---------------------- ---------------- -------------- ----------------
Outstanding at December 31, 2005             --                  --             --               --
Activity during 2006:
  Issued........................         88,893              83,631          8,668           71,975
  Redeemed......................        (11,355)             (1,279)            (3)         (11,381)
                                        -------              ------          -----          -------
Outstanding at December 31, 2006         77,538              82,352          8,665           60,594
                                        =======              ======          =====          =======
Outstanding at December 31, 2004             --                  --             --               --
Activity during 2005:
  Issued........................             --                  --             --               --
  Redeemed......................             --                  --             --               --
                                        -------              ------          -----          -------
Outstanding at December 31, 2005             --                  --             --               --
                                        =======              ======          =====          =======

(a) For the period from January 1, 2006 to April 30, 2006
(b) For the period form May 1, 2006 to December 31, 2006
(c) For the period from November 16, 2006 to December 31, 2006

    LMPV           LMPV                LMPV              LMPV                LMPV                LMPV              LMPV
EQUITY INDEX FUNDAMENTAL VALUE CAPITAL APPRECIATION GROWTH & INCOME ADJUSTABLE RATE INCOME AGGRESSIVE GROWTH LARGE-CAP GROWTH
SUB-ACCOUNT     SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT      SUB-ACCOUNT
------------ ----------------- -------------------- --------------- ---------------------- ----------------- ----------------
       --             --                  --                --                  --                   --               --
  131,202         73,165              62,886            19,325              11,513              435,224           11,325
  (20,917)        (9,633)            (12,655)             (225)                 (7)             (32,771)             (42)
  -------         ------             -------            ------              ------              -------           ------
  110,285         63,532              50,231            19,100              11,506              402,453           11,283
  =======         ======             =======            ======              ======              =======           ======
       --             --                  --                --                  --                   --               --
       --             --                  --                --                  --                   --               --
       --             --                  --                --                  --                   --               --
  -------         ------             -------            ------              ------              -------           ------
       --             --                  --                --                  --                   --               --
  =======         ======             =======            ======              ======              =======           ======

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

5.  CHANGES IN OUTSTANDING UNITS -- (CONTINUED)

The changes in units outstanding for the years ended December 31, 2006 and 2005 were as follows:

                                                                               LMPV MULTIPLE
                                                                                 DISCIPLINE
                                      LMPV           LMPV       LMPV SOCIAL   BALANCED ALL-CAP
                                 LARGE-CAP VALUE MONEY MARKET AWARENESS STOCK  GROWTH & VALUE
                                   SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT
                                 --------------- ------------ --------------- ----------------
Outstanding at December 31, 2005         --              --          --                --
Activity during 2006:
  Issued........................      5,407         757,513         260           149,280
  Redeemed......................       (124)       (417,197)         --            (1,423)
                                      -----        --------         ---           -------
Outstanding at December 31, 2006      5,283         340,316         260           147,857
                                      =====        ========         ===           =======
Outstanding at December 31, 2004         --              --          --                --
Activity during 2005:
  Issued........................         --              --          --                --
  Redeemed......................         --              --          --                --
                                      -----        --------         ---           -------
Outstanding at December 31, 2005         --              --          --                --
                                      =====        ========         ===           =======

(a) For the period from January 1, 2006 to April 30, 2006
(b) For the period form May 1, 2006 to December 31, 2006
(c) For the period from November 16, 2006 to December 31, 2006

                   LMPV MULTIPLE  LMPV MULTIPLE
  LMPV MULTIPLE      DISCIPLINE     DISCIPLINE
DISCIPLINE ALL-CAP   LARGE-CAP    GLOBAL ALL-CAP LMPV DIVIDEND LMPV LIFESTYLE LMPV LIFESTYLE LMPV LIFESTYLE
  GROWTH & VALUE   GROWTH & VALUE GROWTH & VALUE   STRATEGY       BALANCED        GROWTH      HIGH GROWTH
   SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
------------------ -------------- -------------- ------------- -------------- -------------- --------------
          --               --             --            --             --           --             --
      33,300            4,041         59,553        18,379         17,169          351             93
      (3,073)          (2,145)          (416)       (3,529)        (4,147)          --             --
      ------           ------         ------        ------         ------          ---             --
      30,227            1,896         59,137        14,850         13,022          351             93
      ======           ======         ======        ======         ======          ===             ==
          --               --             --            --             --           --             --
          --               --             --            --             --           --             --
          --               --             --            --             --           --             --
      ------           ------         ------        ------         ------          ---             --
          --               --             --            --             --           --             --
      ======           ======         ======        ======         ======          ===             ==

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

5.  CHANGES IN OUTSTANDING UNITS -- (CONTINUED)

The changes in units outstanding for the years ended December 31, 2006 and 2005 were as follows:

                                           TST                  TST              JANUS               TST
                                 AIM CAPITAL APPRECIATION  EQUITY INCOME  CAPITAL APPRECIATION    LARGE CAP
                                     SUB-ACCOUNT (A)      SUB-ACCOUNT (A)   SUB-ACCOUNT (A)    SUB-ACCOUNT (A)
                                 ------------------------ --------------- -------------------- ---------------
Outstanding at December 31, 2005             --                  --                --                  --
Activity during 2006:
  Issued........................            298                 977                74               1,814
  Redeemed......................           (298)               (977)              (74)             (1,814)
                                           ----                ----               ---              ------
Outstanding at December 31, 2006             --                  --                --                  --
                                           ====                ====               ===              ======
Outstanding at December 31, 2004             --                  --                --                  --
Activity during 2005:
  Issued........................             --                  --                --                  --
  Redeemed......................             --                  --                --                  --
                                           ----                ----               ---              ------
Outstanding at December 31, 2005             --                  --                --                  --
                                           ====                ====               ===              ======

(a) For the period from January 1, 2006 to April 30, 2006
(b) For the period form May 1, 2006 to December 31, 2006
(c) For the period from November 16, 2006 to December 31, 2006

        TST               TST             TST              TST             TST                TST            TST PIONEER
MODERATE AGGRESSIVE    MODERATE     MFS TOTAL RETURN    MFS VALUE     PIONEER FUND   PIONEER MID CAP VALUE STRATEGIC INCOME
  SUB-ACCOUNT (A)   SUB-ACCOUNT (A) SUB-ACCOUNT (A)  SUB-ACCOUNT (A) SUB-ACCOUNT (A)    SUB-ACCOUNT (A)    SUB-ACCOUNT (A)
------------------- --------------- ---------------- --------------- --------------- --------------------- ----------------
           --               --               --              --              --                 --                  --
       44,435            8,785            7,564           1,003           1,669              6,128               5,200
      (44,435)          (8,785)          (7,564)         (1,003)         (1,669)            (6,128)             (5,200)
      -------           ------           ------          ------          ------             ------              ------
           --               --               --              --              --                 --                  --
      =======           ======           ======          ======          ======             ======              ======
           --               --               --              --              --                 --                  --
           --               --               --              --              --                 --                  --
           --               --               --              --              --                 --                  --
      -------           ------           ------          ------          ------             ------              ------
           --               --               --              --              --                 --                  --
      =======           ======           ======          ======          ======             ======              ======

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

5.  CHANGES IN OUTSTANDING UNITS -- (CONCLUDED)

The changes in units outstanding for the years ended December 31, 2006 and 2005 were as follows:

                                 TST STYLE FOCUS  TST STYLE FOCUS    TRAVELERS
                                 SMALL CAP GROWTH SMALL CAP VALUE MANAGED INCOME
                                 SUB-ACCOUNT (A)  SUB-ACCOUNT (A) SUB-ACCOUNT (A)
                                 ---------------- --------------- ---------------
Outstanding at December 31, 2005          --              --             --
Activity during 2006:
  Issued........................       1,247           4,093            945
  Redeemed......................      (1,247)         (4,093)          (945)
                                      ------          ------           ----
Outstanding at December 31, 2006          --              --             --
                                      ======          ======           ====
Outstanding at December 31, 2004          --              --             --
Activity during 2005:
  Issued........................          --              --             --
  Redeemed......................          --              --             --
                                      ------          ------           ----
Outstanding at December 31, 2005          --              --             --
                                      ======          ======           ====

(a) For the period from January 1, 2006 to April 30, 2006
(b) For the period form May 1, 2006 to December 31, 2006
(c) For the period from November 16, 2006 to December 31, 2006

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

6.  UNIT VALUES

The following table is a summary of unit values and units outstanding for the Contracts and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the years ended December 31, 2006, 2005, 2004, 2003 and 2002 or lesser time period if applicable:

                                                   LORD ABBETT       LORD ABBETT       LORD ABBETT          MET/PUTNAM
                                                GROWTH AND INCOME   BOND DEBENTURE    MID-CAP VALUE    CAPITAL OPPORTUNITIES
                                                   SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT          SUB-ACCOUNT
                                                ------------------ ---------------- ------------------ ---------------------
2006
Units..........................................            738,630        1,228,977            172,728              23,746
Unit Fair Value, Lowest to Highest (1).........   $47.17 to $61.44 $17.79 to $19.63   $25.47 to $29.45    $16.42 to $20.65
Net Assets.....................................        $41,381,558      $22,493,450         $4,731,948            $451,561
Investment Income Ratio to Net Assets (2)......              1.44%            6.46%              0.38%               0.06%
Expenses as a Percent of Average Net Assets (3)       2.30%, 0.75%     1.95%, 0.75%       2.30%, 0.75%        2.25%, 0.75%
Total Return, Lowest to Highest (4)............   15.11% to 16.91%   7.05% to 8.33%    9.63% to 11.34%    12.08% to 13.77%
2005
Units..........................................            613,017        1,161,736             61,418               7,503
Unit Fair Value, Lowest to Highest (1).........   $40.97 to $52.55 $16.75 to $18.12   $23.23 to $26.45    $14.65 to $17.91
Net Assets.....................................        $29,674,712      $19,808,005         $1,551,929            $133,972
Investment Income Ratio to Net Assets (2)......              0.83%            4.08%              0.53%               0.28%
Expenses as a Percent of Average Net Assets (3)       2.30%, 0.75%    1.95% , 0.75%      2.30% , 0.75%       2.25% , 1.40%
Total Return, Lowest to Highest (4)............     1.05% to 2.62%  -0.46% to 0.74%     5.60% to 7.24%      7.35% to 8.97%
2004
Units..........................................            686,692        1,412,729             50,979               8,868
Unit Fair Value, Lowest to Highest (1).........    $46.9 to $51.21 $16.83 to $17.98   $23.34 to $24.66     $14.57 to $16.5
Net Assets.....................................        $32,672,292      $24,113,965         $1,209,894            $145,824
Investment Income Ratio to Net Assets (2)......              0.47%            3.90%              3.20%               0.00%
Expenses as a Percent of Average Net Assets (3)      1.75% ,% 0.75    1.95% , 0.75%      1.50% , 0.75%        1.50%, 1.40%
Total Return, Lowest to Highest (4)............   10.47% to 11.51%   6.07% to 7.00%   16.43% to 23.09%    16.46% to 16.89%
2003
Units..........................................            324,168          880,323             40,042               8,244
Unit Fair Value, Lowest to Highest (1).........   $42.25 to $43.71 $15.87 to $15.34   $19.32 to $19.60    $14.02 to $14.22
Net Assets.....................................        $13,905,959      $14,115,330           $775,315            $115,389
Investment Income Ratio to Net Assets (2)......              2.30%           15.10%              5.88%               0.00%
Expenses as a Percent of Average Net Assets (3)      1.95% , 0.85%    1.95% , 0.85%      1.40% , 0.85%       1.40% , 0.85%
Total Return, Lowest to Highest (4)............   24.23% to 29.63%  9.17% to 18.15%   24.13% to 24.81%    26.50% to 27.19%
2002
Units..........................................             20,773           15,944             24,156               7,312
Unit Fair Value, Lowest to Highest (1).........   $33.17 to $33.72 $13.60 to $13.83   $15.57 to $15.71    $11.08 to $11.18
Net Assets.....................................           $695,725         $219,012           $376,917             $80,995
Investment Income Ratio to Net Assets (2)......              0.95%            8.66%              0.58%               0.09%
Expenses as a Percent of Average Net Assets (3)      0.85% , 1.85%    0.85% , 1.85%      0.85% , 1.40%       0.85% , 1.40%
Total Return, Lowest to Highest (4)............ -19.62% to -18.81% -2.40% to -1.42% -10.84% to -10.35%  -22.29% to -22.15%

(1) FMLI sells a number of variable annuity products, which have a unique combination of features and fees that are charged against the contract owner's cash value. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Accounts from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Accounts is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.
(3) These ratios represent the annualized contract expenses of the Sub-Accounts, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006
(c) For the period November 16, 2006 to December 31, 2006

    OPPENHEIMER         LEGG MASON          VAN KAMPEN           PIMCO              RCM           T. ROWE PRICE
CAPITAL APPRECIATION AGGRESSIVE GROWTH    MID-CAP GROWTH   TOTAL RETURN BOND GLOBAL TECHNOLOGY    MID-CAP GROWTH
    SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT
-------------------- ------------------ ------------------ ----------------- ------------------ ------------------
          2,427,342           1,487,231             39,178        2,293,346             739,279          1,797,997
    $8.88 to $11.27     $7.55 to $10.77   $10.20 to $11.17 $11.92 to $13.06      $4.78 to $4.95     $8.16 to $8.75
        $22,004,158         $11,494,590           $421,282      $28,489,220          $3,605,818        $14,972,403
              0.08%               0.00%              0.00%            2.31%               0.00%              0.00%
       1.95%, 0.75%        1.95%, 1.30%       2.30%, 0.75%     2.30%, 0.75%        1.95%, 1.30%       1.95%, 0.75%
     5.54% to 6.81%    -3.63% to -3.00%     5.91% to 7.56%   2.15% to 3.74%      3.32% to 3.99%     4.12% to 5.37%
          2,138,330           1,268,613             23,110        1,506,218             566,844          1,308,056
    $8.41 to $10.60     7.84% to 11.10%    $9.63 to $10.38 11.67% to 12.59%      $4.63 to $4.76     $7.84 to $8.30
        $18,310,436         $10,148,495           $234,870      $18,206,649          $2,669,094        $10,429,730
              0.00%               0.00%              0.00%            0.00%               0.00%              0.00%
       1.95%, 1.40%        1.95%, 1.40%       2.30%, 0.75%     2.30%, 0.75%        1.30%, 1.95%       1.95%, 0.75%
     2.70% to 3.93%    11.39% to 12.27%     2.21% to 3.80%  -0.07% to 1.49%      8.88% to 9.59%   13.28% to 13.77%
          2,451,425           1,640,597             23,999        1,420,766             648,449          1,047,882
    $8.19 to $10.24      $7.03 to $9.89    $9.72 to $10.00 $11.85 to $12.40      $4.25 to $4.35     $6.97 to $7.22
        $20,371,884         $11,745,335           $235,934      $17,074,248          $2,796,181         $7,409,353
              8.26%               0.00%              0.00%            8.66%               0.13%              0.00%
       1.95%, 1.40%        1.95%, 1.40%       1.50%, 0.75%     1.95%, 0.75%        0.13%, 1.30%       1.95%, 0.85%
     4.34% to 5.56%      6.34% to 7.04%   10.97% to 11.52%   1.78% to 4.10%    -6.17% to -5.55%   12.09% to 16.82%
          1,122,087             633,579             18,516          825,180              89,637             20,499
     $7.85 to $7.97      $6.61 to $6.72     $8.80 to $8.93 $11.69 to $11.51      $4.53 to $4.60     $6.03 to $6.18
         $8,893,967          $4,231,075           $166,556       $9,599,035            $410,903         $5,002,558
             41.41%               0.00%              0.00%           31.51%               1.55%              0.00%
       1.95%, 1.30%        1.95%, 1.30%       1.40%, 0.85%     1.95%, 1.30%        1.30%, 1.95%       1.95%, 0.85%
   21.23% to 21.75%    21.47% to 22.00%   33.82% to 34.56%   0.20% to 0.64%    38.66% to 39.26%   28.24% to 35.48%
              3,238                 707              1,842           51,163                 109              1,388
     $6.24 to $6.28      $5.16 to $5.20     $6.57 to $6.63 $11.27 to $11.36      $2.94 to $2.96     $4.51 to $4.56
            $20,337              $3,676            $12,114         $580,973                $320             $6,310
              0.01%               0.00%              0.00%            0.00%               0.00%              0.00%
       1.40%, 1.85%        1.40%, 1.85%       0.85%, 1.40%     1.40%, 1.85%        1.40%, 1.85%       0.85%, 1.85%
 -26.12% to -25.78%  -29.16% to -28.84% -25.47% to -25.05%   7.29% to 7.77%  -51.64% to -51.42% -45.07% to -44.51%

         MFS
RESEARCH INTERNATIONAL
     SUB-ACCOUNT
----------------------
          1,526,158
   $15.21 to $22.61
        $24,283,531
              1.55%
       2.30%, 0.75%
   23.69% to 25.62%
          1,127,580
   $12.30 to $18.06
        $14,440,322
              0.38%
       2.30%, 1.40%
   13.78% to 15.55%
          1,150,008
   $10.97 to $15.68
        $12,831,690
              0.35%
       1.95%, 1.40%
   15.31% to 18.06%
            250,325
    $9.35 to $13.28
         $2,402,405
              3.16%
       1.95%, 1.40%
   28.93% to 32.80%
             12,429
     $7.23 to $7.32
            $90,253
              0.44%
       0.85%, 1.85%
  13.42% to -12.55%

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

6.  UNIT VALUES -- (CONTINUED)

The following table is a summary of unit values and units outstanding for the Contracts and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the years ended December 31, 2006, 2005, 2004, 2003 and 2002 or lesser time period if applicable:

                                                     LAZARD             MET/AIM              HARRIS           THIRD AVENUE
                                                     MID-CAP        SMALL-CAP GROWTH  OAKMARK INTERNATIONAL  SMALL-CAP VALUE
                                                   SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT
                                                ------------------ ------------------ --------------------- ------------------
2006
Units..........................................            458,517            890,085           1,878,405            1,544,932
Unit Fair Value, Lowest to Highest (1).........   $15.89 to $16.41   $14.08 to $14.76    $19.43 to $20.07     $17.73 to $23.09
Net Assets.....................................         $7,414,914        $12,889,298         $37,135,252          $27,823,285
Investment Income Ratio to Net Assets (2)......              0.30%              0.00%               2.36%                0.43%
Expenses as a Percent of Average Net Assets (3)       1.95%, 1.30%       2.30%, 1.30%        1.95%, 1.30%         2.30%, 1.30%
Total Return, Lowest to Highest (4)............   12.47% to 13.20%   11.33% to 12.71%    26.37% to 27.19%     13.82% to 11.67%
2005
Units..........................................            444,232            804,060           1,495,693            1,233,981
Unit Fair Value, Lowest to Highest (1).........   $12.14 to $14.50   $12.70 to $13.04    $15.38 to $15.78     $16.49 to $15.49
Net Assets.....................................         $6,369,460        $10,366,771         $23,326,113          $19,975,250
Investment Income Ratio to Net Assets (2)......              0.06%              0.00%               0.00%                0.00%
Expenses as a Percent of Average Net Assets (3)       1.95%, 1.30%       1.95%, 1.30%        1.95%, 1.30%         1.95%, 1.30%
Total Return, Lowest to Highest (4)............     5.98% to 6.67%     6.18% to 6.87%    12.04% to 12.77%     13.26% to 18.70%
2004
Units..........................................            450,243            959,387           1,413,422            1,199,890
Unit Fair Value, Lowest to Highest (1).........   $13.33 to $13.59   $11.96 to $12.20    $13.72 to $13.99     $14.11 to $14.35
Net Assets.....................................         $6,071,445        $11,611,517         $19,624,405          $17,088,119
Investment Income Ratio to Net Assets (2)......              0.00%              0.00%               0.00%                3.17%
Expenses as a Percent of Average Net Assets (3)       1.95%, 1.30%       1.95%, 1.30%        1.95%, 1.30%         1.95%, 1.30%
Total Return, Lowest to Highest (4)............   12.19% to 12.92%     4.37% to 5.09%    18.19% to 18.96%     24.06% to 24.87%
2003
Units..........................................            255,646            260,329             471,982              491,798
Unit Fair Value, Lowest to Highest (1).........   $11.88 to $12.03   $11.46 to $11.61    $11.61 to $11.76     $11.38 to $11.49
Net Assets.....................................         $3,062,287         $3,008,422          $5,525,344           $5,627,516
Investment Income Ratio to Net Assets (2)......              0.00%              0.00%               0.00%               20.65%
Expenses as a Percent of Average Net Assets (3)       1.95%, 1.30%       1.95%, 1.30%        1.95%, 1.30%         1.95%, 1.30%
Total Return, Lowest to Highest (4)............   23.16% to 23.70%   32.76% to 33.33%    32.50% to 34.41%     35.03% to 35.61%
2002
Units..........................................              1,585                692                 227                2,119
Unit Fair Value, Lowest to Highest (1).........     $9.61 to $9.70     $8.43 to $8.47      $8.78 to $8.83       $8.21 to $8.23
Net Assets.....................................            $15,269             $5,877              $2,011              $17,420
Investment Income Ratio to Net Assets (2)......              0.06%              0.00%               0.34%                0.82%
Expenses as a Percent of Average Net Assets (3)       1.40%, 1.85%       1.40%, 1.85%        1.40%, 1.85%         1.40%, 1.85%
Total Return, Lowest to Highest (4)............ -12.45% to -12.06% -28.83% to -28.51%  -19.59% to -19.23%   -17.92% to -17.68%

(1) FMLI sells a number of variable annuity products, which have a unique combination of features and fees that are charged against the contract owner's cash value. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Accounts from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Accounts is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.
(3) These ratios represent the annualized contract expenses of the Sub-Accounts, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006
(c) For the period November 16, 2006 to December 31, 2006

          PIMCO             LORD ABBETT    NEUBERGER BERMAN      TURNER       GOLDMAN SACHS        METLIFE
INFLATION PROTECTION BOND AMERICA'S VALUE    REAL ESTATE     MID-CAP GROWTH   MID-CAP VALUE   DEFENSIVE STRATEGY
       SUB-ACCOUNT          SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT
------------------------- ---------------- ---------------- ---------------- ---------------- ------------------
             2,171,062               8,887          625,172          438,391        1,060,750         3,865,426
      $10.74 to $11.14    $16.09 to $16.54 $18.99 to $34.33 $12.58 to $12.96 $14.94 to $15.38  $11.03 to $12.30
           $23,865,653            $146,275      $12,114,336       $5,554,696      $15,950,014       $42,850,757
                 3.67%               1.78%            0.92%            0.00%            0.00%             0.01%
          2.30%, 1.30%        1.50%, 0.75%     2.30%, 1.30%     1.95%, 0.85%     1.95%, 0.85%      1.95%, 0.75%
      -1.89% to -0.91%    13.05% to 13.90% 34.46% to 35.81%   4.03% to 5.18% 13.46% to 14.71%    6.53% to 7.82%
             2,063,635               7,280          425,688          335,209          748,084         1,508,431
      $10.95 to $11.25    $14.23 to $14.52 $14.12 to $25.24 $12.09 to $12.32 $13.16 to $13.41  $10.35 to $10.43
           $22,975,626            $105,310       $6,110,404       $4,071,802       $9,888,705       $15,665,992
                 0.00%               0.00%            0.00%            0.00%            0.82%             1.30%
         2.30% , 1.30%        1.50%, 0.75%     2.30%, 1.40%     1.95%, 0.85%     1.95%, 0.85%      1.95%, 1.30%
       -0.91% to 0.08%      2.41% to 3.17% 10.72% to 15.05%  9.21% to 10.42% 10.37% to 11.59%    2.47% to 3.13%
             2,145,251               4,394          424,738          390,175          459,049           271,751
      $11.12 to $11.24    $13.90 to $14.07 $12.78 to $12.84 $11.07 to $11.12 $11.93 to $11.98  $10.10 to $10.11
           $23,952,015             $61,414       $5,441,059       $4,328,370       $5,485,135        $2,746,772
                 7.41%               3.45%            7.43%            0.00%            2.19%             8.71%
         1.95% , 1.30%        1.50%, 0.75%     1.95%, 1.30%     1.95%, 1.30%     1.95%, 1.30%      1.95%, 1.30%
   6.90% to 7.6011.51%    12.93% to 13.50% 27.88% to 28.44% 10.76% to 11.24% 19.30% to 19.81%    1.64% to 1.71%
               747,082               2,863               --               --               --                --
      $10.40 to $10.44    $11.99 to $12.04              $--              $--              $--               $--
            $7,781,066             $34,335              $--              $--              $--               $--
                 0.00%               0.00%               --               --               --                --
          1.95%, 1.30%        1.40%, 0.85%               --               --               --                --
        3.98% to 4.43%    19.93% to 20.37%               --               --               --                --
                    --                  --               --               --               --                --
                   $--                 $--              $--              $--              $--               $--
                   $--                 $--              $--              $--              $--               $--
                    --                  --               --               --               --                --
                    --                  --               --               --               --                --
                    --                  --               --               --               --                --

     METLIFE
MODERATE STRATEGY
   SUB-ACCOUNT
-----------------
       8,561,073
$11.47 to $11.77
     $98,797,273
           0.01%
    1.95%, 0.75%
  8.11% to 9.41%
       4,506,020
$10.61 to $10.69
     $47,950,957
           1.55%
    1.95%, 1.30%
  3.77% to 4.45%
       1,014,442
$10.22 to $10.23
     $10,374,709
           6.62%
    1.95%, 1.30%
  2.13% to 2.20%
              --
             $--
             $--
              --
              --
              --
              --
             $--
             $--
              --
              --
              --

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

6.  UNIT VALUES -- (CONTINUED)

The following table is a summary of unit values and units outstanding for the Contracts and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the years ended December 31, 2006, 2005, 2004, 2003 and 2002 or lesser time period if applicable:

                                                     METLIFE          METLIFE            METLIFE       CYCLICAL GROWTH
                                                BALANCED STRATEGY GROWTH STRATEGY  AGGRESSIVE STRATEGY       ETF
                                                   SUB-ACCOUNT      SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT
                                                ----------------- ---------------- ------------------- ----------------
2006
Units..........................................       19,173,566        22,007,855         4,032,224            120,406
Unit Fair Value, Lowest to Highest (1)......... $11.98 to $12.30  $12.64 to $12.97  $12.89 to $13.23   $11.40 to $11.43
Net Assets.....................................     $231,113,806      $279,686,928       $52,296,693         $1,373,423
Investment Income Ratio to Net Assets (2)......            0.01%             0.01%             0.01%              1.40%
Expenses as a Percent of Average Net Assets (3)     1.95%, 0.75%      1.95%, 0.75%      1.95%, 0.75%       1.50%, 1.30%
Total Return, Lowest to Highest (4)............  9.82% to 11.14%  11.41% to 12.75%  11.46% to 12.80%   12.16% to 12.38%
2005
Units..........................................       11,206,666        12,697,225         1,961,998             11,292
Unit Fair Value, Lowest to Highest (1)......... $10.91 to $10.99  $11.34 to $11.34  $11.56 to $11.65             $10.17
Net Assets.....................................     $122,628,863      $144,440,071       $22,767,192           $114,821
Investment Income Ratio to Net Assets (2)......            1.69%             1.31%             1.14%              0.00%
Expenses as a Percent of Average Net Assets (3)     1.95%, 1.30%      1.95%, 1.30%      1.95%, 1.30%              1.30%
Total Return, Lowest to Highest (4)............    5.06 to 5.74%    7.02% to 7.72%    8.25% to 8.96%     1.66% to 1.71%
2004
Units..........................................        1,510,309         3,226,645           229,952                 --
Unit Fair Value, Lowest to Highest (1)......... $10.39 to $10.40  $10.60 to $10.61  $10.68 to $10.69                $--
Net Assets.....................................      $15,693,253       $34,204,856        $2,457,563                $--
Investment Income Ratio to Net Assets (2)......            4.75%             3.00%             1.06%                 --
Expenses as a Percent of Average Net Assets (3)    1.95% , 1.30%     1.95% , 1.30%     1.95% , 1.30%                 --
Total Return, Lowest to Highest (4)............   2.84% to 2.91%    3.49% to 3.56%    3.72% to 3.79%                 --
2003
Units..........................................               --                --                --                 --
Unit Fair Value, Lowest to Highest (1).........              $--               $--               $--                $--
Net Assets.....................................              $--               $--               $--                $--
Investment Income Ratio to Net Assets (2)......               --                --                --                 --
Expenses as a Percent of Average Net Assets (3)               --                --                --                 --
Total Return, Lowest to Highest (4)............               --                --                --                 --
2002
Units..........................................               --                --                --                 --
Unit Fair Value, Lowest to Highest (1).........              $--               $--               $--                $--
Net Assets.....................................              $--               $--               $--                $--
Investment Income Ratio to Net Assets (2)......               --                --                --                 --
Expenses as a Percent of Average Net Assets (3)               --                --                --                 --
Total Return, Lowest to Highest (4)............               --                --                --                 --

(1) FMLI sells a number of variable annuity products, which have a unique combination of features and fees that are charged against the contract owner's cash value. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Accounts from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Accounts is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.
(3) These ratios represent the annualized contract expenses of the Sub-Accounts, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006
(c) For the period November 16, 2006 to December 31, 2006

     CYCLICAL         VAN KAMPEN        LEGG MASON     MFS EMERGING     LOOMIS SAYLES         MET/AIM           BLACKROCK
GROWTH & INCOME ETF    COMSTOCK        VALUE EQUITY   MARKETS EQUITY   GLOBAL MARKETS   CAPITAL APPRECIATION   HIGH YIELD
    SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT (B)  SUB-ACCOUNT (B)    SUB-ACCOUNT (B)      SUB-ACCOUNT
------------------- ---------------- ---------------- ---------------- ---------------- -------------------- ----------------
           96,081            473,672          538,300          159,951          144,971             14,923              4,049
 $11.15 to $11.17   $11.81 to $12.12 $11.05 to $11.25 $10.42 to $10.49 $10.28 to $10.35   $13.35 to $14.94   $15.62 to $16.62
       $1,071,072         $5,655,470       $5,992,306       $1,673,250       $1,496,069           $210,566            $66,125
            3.67%              0.00%            0.00%            1.84%            2.14%              0.38%              0.00%
    1.50% , 1.30%      2.30% , 0.75%    2.30% , 0.75%    2.25% , 1.30%    2.25% , 1.30%      2.30% , 1.30%      2.30% , 1.70%
 10.07% to 10.29%   13.42% to 15.19%   4.17% to 5.79%   4.19% to 4.86%   2.81% to 3.46%     4.46% to 5.51%     7.32% to 7.97%
               --             92,205            2,896               --               --                 --                 --
           $10.13   $10.41 to $10.52 $10.61 to $10.63              $--              $--                $--                $--
              $--           $964,282          $30,758              $--              $--                $--                $--
            0.00%              2.15%            0.00%               --               --                 --                 --
            1.30%      2.30% , 0.75%    2.30% , 1.30%               --               --                 --                 --
   1.28% to 1.33%     4.15% to 5.22%   6.10% to 6.28%               --               --                 --                 --
               --                 --               --               --               --                 --                 --
              $--                $--              $--              $--              $--                $--                $--
              $--                $--              $--              $--              $--                $--                $--
               --                 --               --               --               --                 --                 --
               --                 --               --               --               --                 --                 --
               --                 --               --               --               --                 --                 --
               --                 --               --               --               --                 --                 --
              $--                $--              $--              $--              $--                $--                $--
              $--                $--              $--              $--              $--                $--                $--
               --                 --               --               --               --                 --                 --
               --                 --               --               --               --                 --                 --
               --                 --               --               --               --                 --                 --
               --
               --                 --               --               --               --                 --                 --
              $--                $--              $--              $--              $--                $--                $--
              $--                $--              $--              $--              $--                $--                $--
               --                 --               --               --               --                 --                 --
               --                 --               --               --               --                 --                 --
               --                 --               --               --               --                 --                 --

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

6.  UNIT VALUES -- (CONTINUED)

The following table is a summary of unit values and units outstanding for the Contracts and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the years ended December 31, 2006, 2005, 2004, 2003 and 2002 or lesser time period if applicable:

                                                       JANUS               MFS            PIONEER          PIONEER
                                                CAPITAL APPRECIATION      VALUE            FUND         MID-CAP VALUE
                                                    SUB-ACCOUNT        SUB-ACCOUNT    SUB-ACCOUNT (B)  SUB-ACCOUNT (B)
                                                -------------------- ---------------- ---------------- ----------------
2006
Units..........................................              1,236             25,279           13,904           62,109
Unit Fair Value, Lowest to Highest (1).........  $97.82 to $120.96   $15.02 to $16.20 $17.53 to $21.42 $11.89 to $12.21
Net Assets.....................................           $141,582           $399,200         $264,384         $745,952
Investment Income Ratio to Net Assets (2)......              0.00%              2.72%            0.17%            0.38%
Expenses as a Percent of Average Net Assets (3)       2.30%, 1.40%       2.30%, 1.40%     2.30%, 0.75%     2.30%, 0.75%
Total Return, Lowest to Highest (4)............     0.74% to 1.65%   18.58% to 19.65% 13.30% to 15.06% 10.01% to 11.72%
2005
Units..........................................                 --                 --               --               --
Unit Fair Value, Lowest to Highest (1).........  $97.10 to $119.00   $12.66 to $13.54 $15.48 to $17.23 $10.81 to $10.88
Net Assets.....................................                $--                $--              $--              $--
Investment Income Ratio to Net Assets (2)......              0.00%              0.00%            0.00%            0.00%
Expenses as a Percent of Average Net Assets (3)       2.30%, 1.40%       2.30%, 1.40%     2.30%, 1.40%     2.30%, 1.40%
Total Return, Lowest to Highest (4)............     6.14% to 6.29%     2.54% to 2.71%   3.86% to 4.02%   5.94% to 6.10%
2004
Units..........................................                 --                 --               --               --
Unit Fair Value, Lowest to Highest (1).........                $--                $--              $--              $--
Net Assets.....................................                $--                $--              $--              $--
Investment Income Ratio to Net Assets (2)......                 --                 --               --               --
Expenses as a Percent of Average Net Assets (3)                 --                 --               --               --
Total Return, Lowest to Highest (4)............                 --                 --               --               --
2003
Units..........................................                 --                 --               --               --
Unit Fair Value, Lowest to Highest (1).........                $--                $--              $--              $--
Net Assets.....................................                $--                $--              $--              $--
Investment Income Ratio to Net Assets (2)......                 --                 --               --               --
Expenses as a Percent of Average Net Assets (3)                 --                 --               --               --
Total Return, Lowest to Highest (4)............                 --                 --               --               --
2002
Units..........................................                 --                 --               --               --
Unit Fair Value, Lowest to Highest (1).........                $--                $--              $--              $--
Net Assets.....................................                $--                $--              $--              $--
Investment Income Ratio to Net Assets (2)......                 --                 --               --               --
Expenses as a Percent of Average Net Assets (3)                 --                 --               --               --
Total Return, Lowest to Highest (4)............                 --                 --               --               --

(1) FMLI sells a number of variable annuity products, which have a unique combination of features and fees that are charged against the contract owner's cash value. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Accounts from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Accounts is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.
(3) These ratios represent the annualized contract expenses of the Sub-Accounts, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006
(c) For the period November 16, 2006 to December 31, 2006

    PIONEER          DREMAN          BLACKROCK        STRATEGIC          STRATEGIC         STRATEGIC          RUSSELL
STRATEGIC INCOME SMALL CAP VALUE   LARGE CAP CORE  GROWTH & INCOME  CONSERVATIVE GROWTH     GROWTH       MULTI-STYLE EQUITY
SUB-ACCOUNT (B)    SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT (C)    SUB-ACCOUNT (C)   SUB-ACCOUNT (C)     SUB-ACCOUNT
---------------- ---------------- ---------------- ---------------- ------------------- ---------------- ------------------
         194,292           60,240           12,560           56,588           123,816             72,449        22,268
$17.28 to $20.43 $13.57 to $13.78 $10.53 to $11.40 $10.19 to $10.26  $10.23 to $10.33   $10.31 to $10.40         $9.34
      $3,596,064         $825,404         $139,840         $577,202        $1,267,372           $747,157      $207,931
           9.32%            0.91%            0.00%            0.09%             0.11%              0.13%         0.95%
    2.25%, 0.75%     2.30%, 1.40%     2.30%, 1.40%     1.90%, 1.30%      1.90%, 1.30%       1.90%, 1.30%         1.40%
  3.95% to 5.51% 21.42% to 22.51% 11.66% to 12.66%   1.93% to 2.02%    2.30% to 2.38%     3.07% to 3.16%        11.18%
              --               --               --               --                --                 --        22,238
$16.62 to $18.33            $9.53              $--              $--               $--                $--         $8.40
             $--              $--              $--              $--               $--                $--      $186,762
           0.00%            0.00%               --               --                --                 --         1.07%
   2.25% , 1.40%            1.40%               --               --                --                 --         1.40%
  2.48% to 2.62%            5.59%               --               --                --                 --         5.78%
              --         4,840.00               --               --                --                 --        22,366
             $--           $18.39              $--              $--               $--                $--         $7.94
             $--          $88,999              $--              $--               $--                $--      $177,572
              --            0.87%               --               --                --                 --         0.74%
              --            1.40%               --               --                --                 --         1.40%
              --           24.27%               --               --                --                 --         8.28%
              --            4,721               --               --                --                 --        22,537
             $--           $14.80              $--              $--               $--                $--         $7.33
             $--          $69,851              $--              $--               $--                $--      $165,243
              --            1.21%               --               --                --                 --         0.82%
              --            1.40%               --               --                --                 --         1.40%
              --           40.06%               --               --                --                 --        27.70%
              --            4,730               --               --                --                 --        29,748
             $--           $10.56              $--              $--               $--                $--          5.77
             $--          $49,979              $--              $--               $--                $--      $171,653
              --            0.41%               --               --                --                 --         0.68%
              --            1.40%               --               --                --                 --         1.40%
              --          -12.58%               --               --                --                 --        -24.26

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

6.  UNIT VALUES -- (CONTINUED)

The following table is a summary of unit values and units outstanding for the Contracts and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the years ended December 31, 2006, 2005, 2004, 2003 and 2002 or lesser time period if applicable:

                                                     RUSSELL        RUSSELL     RUSSELL          RUSSELL
                                                AGGRESSIVE EQUITY  NON-U.S.    CORE BOND  REAL ESTATE SECURITIES
                                                   SUB-ACCOUNT    SUB-ACCOUNT SUB-ACCOUNT      SUB-ACCOUNT
                                                ----------------- ----------- ----------- ----------------------
2006
Units..........................................        3,030          3,995      21,347            2,667
Unit Fair Value, Lowest to Highest (1).........       $14.10         $12.63      $13.63           $34.10
Net Assets.....................................      $42,724        $50,437    $291,051          $90,957
Investment Income Ratio to Net Assets (2)......        0.19%          2.46%       4.51%            1.96%
Expenses as a Percent of Average Net Assets (3)        1.40%          1.40%       1.40%            1.40%
Total Return, Lowest to Highest (4)............       13.20%         21.93%       2.28%           33.96%
2005
Units..........................................        3,032          4,134      21,169            2,699
Unit Fair Value, Lowest to Highest (1).........       $12.46         $10.36      $13.33           $2,546
Net Assets.....................................      $37,769        $42,803    $282,187          $68,704
Investment Income Ratio to Net Assets (2)......        0.18%          1.58%       3.57%            2.11%
Expenses as a Percent of Average Net Assets (3)        1.40%          1.40%       1.40%            1.40%
Total Return, Lowest to Highest (4)............        4.89%         12.11%       0.60%           11.39%
2004
Units..........................................        3,046             42      20,979            2,711
Unit Fair Value, Lowest to Highest (1).........       $11.88          $9.24      $13.25           $22.85
Net Assets.....................................      $36,173        $39,230    $277,989          $61,957
Investment Income Ratio to Net Assets (2)......        3.79%          1.95%       4.28%            8.49%
Expenses as a Percent of Average Net Assets (3)        1.40%          1.40%       1.40%            1.40%
Total Return, Lowest to Highest (4)............       13.13%         16.65%       3.21%           33.01%
2003
Units..........................................        3,061          4,500      21,058            2,766
Unit Fair Value, Lowest to Highest (1).........       $10.50          $7.92      $12.84           $17.18
Net Assets.....................................      $32,131        $35,627    $270,377          $47,530
Investment Income Ratio to Net Assets (2)......        4.79%          1.66%       4.44%           11.19%
Expenses as a Percent of Average Net Assets (3)        1.40%          1.40%       1.40%            1.40%
Total Return, Lowest to Highest (4)............       43.58%         36.86%       4.68%           35.30%
2002
Units..........................................        3,085         15,555      20,541            2,768
Unit Fair Value, Lowest to Highest (1).........         7.31           5.79       12.27            12.70
Net Assets.....................................      $22,553        $90,005    $251,948          $35,145
Investment Income Ratio to Net Assets (2)......        0.00%          2.03%       3.28%            6.09%
Expenses as a Percent of Average Net Assets (3)        1.40%          1.40%       1.40%            1.40%
Total Return, Lowest to Highest (4)............      -20.18%        -16.33%       7.33%            2.36%

(1) FMLI sells a number of variable annuity products, which have a unique combination of features and fees that are charged against the contract owner's cash value. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Accounts from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Accounts is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.
(3) These ratios represent the annualized contract expenses of the Sub-Accounts, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006
(c) For the period November 16, 2006 to December 31, 2006

      AIM V.I.             AIM V.I.       ALLIANCEBERNSTEIN      PUTNAM            PUTNAM            PUTNAM
CAPITAL APPRECIATION INTERNATIONAL GROWTH LARGE-CAP GROWTH   GROWTH & INCOME    EQUITY INCOME         VISTA
    SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT
-------------------- -------------------- ----------------- ------------------ ---------------- ------------------
             10,825                6,542               119              14,830            4,947             64,173
    $7.04 to $23.85     $11.27 to $26.70  $31.84 to $33.74    $13.24 to $65.01 $16.11 to $16.56              $6.71
            $77,017             $156,979            $3,941            $214,090          $81,532           $430,897
              0.06%                1.15%             0.00%               1.71%            1.04%              0.00%
      1.50% , 1.30%        1.50% , 1.30%     1.90% , 1.50%       1.50% , 0.75%    1.50% , 0.75%              1.40%
     4.48% to 4.69%     25.98% to 26.23%  -2.54% to -2.15%    14.19% to 15.05% 17.08% to 17.96%              4.26%
             10,598                5,955                --              13,684            3,446             76,454
    $6.79 to $22.78      $9.03 to $21.15  $32.67 to $34.49    $11.56 to $56.51 $13.76 to $14.04    $6.44 to $15.65
            $71,926             $103,706               $--            $166,207          $48,196           $492,386
              0.06%                0.96%             0.00%               1.85%            1.07%              0.00%
       1.40%, 1.30%         1.40%, 1.30%      1.90%, 1.50%        1.40%, 0.75%     1.50%, 0.75%       1.40%, 1.30%
     6.97% to 7.33%     15.96% to 16.29%    5.62% to 5.69%      3.67% to 4.44%   3.94% to 4.72%   10.48% to 10.92%
             11,953                5,177                --              10,749            4,758             72,122
    $6.28 to $20.76      $7.76 to $18.21               $--    $11.11 to $54.11 $12.24 to $13.40    $5.81 to $11.60
            $75,584              $40,188               $--            $126,996          $63,406           $418,750
              0.00%                0.65%                --               1.70%            0.12%              0.00%
       1.40%, 1.50%         1.40%, 1.30%                --        1.40%, 0.75%     1.50%, 0.75%              1.40%
     4.85% to 7.00%     17.97% to 22.28%                --      8.48% to 9.81% 10.20% to 10.75%   16.95% to 17.25%
             11,500                5,404                --               9,973            4,316             66,067
     $5.99 to $6.01       $6.31 to $6.35               $--    $10.11 to $11.30 $12.06 to $12.08     $4.95 to $9.92
            $69,167              $34,313               $--            $103,393          $52,019           $327,172
              0.00%                0.86%                --               2.57%            0.00%              0.00%
              1.40%                1.40%                --       1.40% , 0.85%    1.40% , 0.85%              1.40%
   27.39% to 27.72%     26.81% to 27.27%                --    23.55% to 25.92% 20.38% to 20.82%   31.32% to 31.57%
             13,414                4,664                --               7,137               --             57,422
     $4.70 to $4.71       $4.98 to $4.99               $--      $8.03 to $8.97               --     $3.76 to $7.55
            $63,160              $23,268               $--             $57,419              $--           $216,168
              0.00%                0.55%                --               3.47%               --              0.00%
              1.40%                1.40%                --               1.40%               --              1.40%
 -25.55% to -25.41%   -17.10% to -16.85%                --  -20.12% to -19.92%               -- -31.57% to -31.35%

    PUTNAM
SMALL-CAP VALUE
  SUB-ACCOUNT
----------------
           3,849
$25.46 to $26.25
        $100,623
           0.00%
   1.90% , 1.50%
15.09% to 15.55%
              --
$22.12 to $22.72
             $--
           0.00%
    1.90%, 1.50%
  3.95% to 4.02%
              --
             $--
             $--
              --
              --
              --
              --
             $--
             $--
              --
              --
              --
              --
             $--
             $--
              --
              --
              --

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

6.  UNIT VALUES -- (CONTINUED)

The following table is a summary of unit values and units outstanding for the Contracts and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the years ended December 31, 2006, 2005, 2004, 2003 and 2002 or lesser time period if applicable:

                                                    TEMPLETON      TEMPLETON DEVELOPING     TEMPLETON
                                                FOREIGN SECURITIES  MARKETS SECURITIES  GROWTH SECURITIES
                                                   SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                                ------------------ -------------------- -----------------
2006
Units..........................................            362,978            295,586             11,905
Unit Fair Value, Lowest to Highest (1).........   $13.82 to $37.24   $12.21 to $21.44   $18.41 to $20.01
Net Assets.....................................         $6,779,342         $4,837,966           $233,283
Investment Income Ratio to Net Assets (2)......              1.10%              1.10%              0.42%
Expenses as a Percent of Average Net Assets (3)       2.30%, 0.75%       2.30%, 1.30%       1.90%, 0.75%
Total Return, Lowest to Highest (4)............   18.69% to 20.54%   25.19% to 26.44%   19.52% to 20.90%
2005
Units..........................................             24,853             38,709                 --
Unit Fair Value, Lowest to Highest (1).........   $11.52 to $30.90    $9.76 to $16.93   $15.41 to $16.65
Net Assets.....................................           $406,480           $483,750                $--
Investment Income Ratio to Net Assets (2)......              1.14%              1.23%              0.00%
Expenses as a Percent of Average Net Assets (3)      1.40% , 0.75%      2.30% , 1.40%      1.90% , 1.40%
Total Return, Lowest to Highest (4)............     7.67% to 9.35%   24.54% to 25.99%     6.82% to 7.35%
2004
Units..........................................             21,677             23,767                 --
Unit Fair Value, Lowest to Highest (1).........   $10.57 to $25.69    $8.41 to $13.44             $15.51
Net Assets.....................................           $277,223           $257,141                $--
Investment Income Ratio to Net Assets (2)......              1.04%              1.57%              0.00%
Expenses as a Percent of Average Net Assets (3)      1.40% , 1.50%      1.50% , 1.40%              1.40%
Total Return, Lowest to Highest (4)............   15.10% to 17.52%   22.78% to 23.09%             14.41%
2003
Units..........................................             12,422              9,089                 --
Unit Fair Value, Lowest to Highest (1).........     $9.02 to $9.47   $10.36 to $10.91             $13.56
Net Assets.....................................           $113,890            $96,579                $--
Investment Income Ratio to Net Assets (2)......              2.85%              4.92%              0.00%
Expenses as a Percent of Average Net Assets (3)      1.40% , 0.85%              1.40%              1.40%
Total Return, Lowest to Highest (4)............   30.38% to 31.09%   50.87% to 51.60%             30.30%
2002
Units..........................................              7,135              4,455                  8
Unit Fair Value, Lowest to Highest (1).........     $6.90 to $7.23     $6.87 to $7.20             $10.40
Net Assets.....................................            $49,550            $31,875                $78
Investment Income Ratio to Net Assets (2)......              1.74%              1.72%              2.25%
Expenses as a Percent of Average Net Assets (3)              1.40%              1.40%              1.40%
Total Return, Lowest to Highest (4)............ -19.70% to -19.25%   -1.54% to -1.35%            -19.62%

                                                        FRANKLIN
                                                MUTUAL SHARES SECURITIES
                                                      SUB-ACCOUNT
                                                ------------------------
2006
Units..........................................                25,799
Unit Fair Value, Lowest to Highest (1).........      $22.56 to $23.73
Net Assets.....................................              $598,870
Investment Income Ratio to Net Assets (2)......                 0.72%
Expenses as a Percent of Average Net Assets (3)          1.90%, 1.40%
Total Return, Lowest to Highest (4)............      16.16% to 16.74%
2005
Units..........................................                    --
Unit Fair Value, Lowest to Highest (1).........                   $--
Net Assets.....................................                   $--
Investment Income Ratio to Net Assets (2)......                    --
Expenses as a Percent of Average Net Assets (3)                    --
Total Return, Lowest to Highest (4)............                    --
2004
Units..........................................                    --
Unit Fair Value, Lowest to Highest (1).........                   $--
Net Assets.....................................                   $--
Investment Income Ratio to Net Assets (2)......                    --
Expenses as a Percent of Average Net Assets (3)                    --
Total Return, Lowest to Highest (4)............                    --
2003
Units..........................................                 2,652
Unit Fair Value, Lowest to Highest (1).........      $13.13 to $13.25
Net Assets.....................................               $34,817
Investment Income Ratio to Net Assets (2)......                 0.00%
Expenses as a Percent of Average Net Assets (3)         1.40% , 0.85%
Total Return, Lowest to Highest (4)............      23.41% to 24.09%
2002
Units..........................................                 1,438
Unit Fair Value, Lowest to Highest (1).........      $10.60 to $10.70
Net Assets.....................................               $15,304
Investment Income Ratio to Net Assets (2)......                 1.01%
Expenses as a Percent of Average Net Assets (3)         0.85% , 1.40%
Total Return, Lowest to Highest (4)............    -13.04% to -12.56%

(1) FMLI sells a number of variable annuity products, which have a unique combination of features and fees that are charged against the contract owner's cash value. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Accounts from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Accounts is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.
(3) These ratios represent the annualized contract expenses of the Sub-Accounts, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006
(c) For the period November 16, 2006 to December 31, 2006

    FRANKLIN         FIDELITY         FIDELITY         FIDELITY           METLIFE               FI             BLACKROCK
INCOME SECURITIES  EQUITY-INCOME       MID-CAP        CONTRAFUND        STOCK INDEX     INTERNATIONAL STOCK   BOND INCOME
   SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT         SUB-ACCOUNT       SUB-ACCOUNT
----------------- ---------------- ---------------- ---------------- ------------------ ------------------- ----------------
         112,418             3,262           10,070          170,987          1,255,895            26,246             17,516
$38.83 to $45.21  $15.76 to $65.81 $34.80 to $35.93 $36.99 to $40.96   $12.91 to $13.34  $16.59 to $19.91   $38.47 to $54.01
      $4,831,851           $57,938         $359,419       $6,746,571        $16,505,259          $498,405           $777,311
           1.91%             3.01%            0.00%            1.28%              1.59%             1.25%              1.91%
   2.25% , 1.40%     1.50% , 1.30%    1.90% , 1.50%    2.25% , 1.40%      1.95% , 1.30%     1.90% , 0.75%      2.30% , 0.75%
15.62% to 16.60%  18.15% to 18.38% 10.29% to 10.73%  9.11% to 10.04%   12.97% to 13.70%  14.05% to 15.36%     1.90% to 3.36%
              --             3,059               --               --          1,070,187            21,458              1,827
$33.28 to $38.78  $53.50 to $55.59 $31.55 to $32.45 $37.22 to $33.90   $11.43 to $11.73  $14.55 to $17.22   $41.32 to $52.26
             $--           $46,565              $--              $--        $12,415,191          $365,393            $83,096
           0.00%             1.32%            0.00%            0.00%              1.26%             0.46%              3.04%
    2.25%, 1.40%      1.50%, 1.30%     1.90%, 1.50%     2.25%, 1.40%       1.95%, 1.30%      1.90%, 0.75%       1.80%, 0.75%
  0.82% to 0.96%    4.00% to 4.21%   6.98% to 7.04%   4.82% to 4.97%     2.37% to 3.03%  15.38% to 16.71%      0.34% to 1.39
              --             2,930               --               --            885,194            26,584                380
             $--  $12.80 to $51.44              $--              $--   $11.17 to $11.39  $13.32 to $14.82             $47.26
             $--           $37,502              $--              $--        $10,001,094          $390,385            $17,962
              --             2.18%               --               --              0.53%             1.18%              0.00%
              --     1.40% , 1.50%               --               --      1.95% , 1.30%     1.50% , 0.85%              1.40%
              --    9.05% to 9.68%               --               --     8.14% to 8.85%  14.16% to 16.98%              4.39%
              --                --               --               --            278,373            27,936                 --
             $--            $11.67              $--              $--   $10.33 to $10.46  $12.62 to $12.67                $--
             $--               $--              $--              $--         $2,900,578          $352,634                $--
              --             0.00%               --               --              4.10%             0.00%                 --
              --             1.40%               --               --      1.95% , 1.30%     1.40% , 0.85%                 --
              --            28.22%               --               --   20.71% to 26.10%  26.23% to 26.69%                 --
              --                 8               --               --              1,068                --                 --
             $--              9.10              $--              $--     $8.24 to $8.29               $--                $--
             $--               $77              $--              $--             $8,845               $--                $--
              --             1.16%               --               --              0.71%                --                 --
              --             1.40%               --               --      1.40% , 1.85%                --                 --
              --           -18.31%               --               -- -23.94% to -23.60%                --                 --

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

6.  UNIT VALUES -- (CONTINUED)

The following table is a summary of unit values and units outstanding for the Contracts and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the years ended December 31, 2006, 2005, 2004, 2003 and 2002 or lesser time period if applicable:

                                                   BLACKROCK           DAVIS          HARRIS OAKMARK       JENNISON
                                                  MONEY MARKET     VENTURE VALUE      FOCUSED VALUE         GROWTH
                                                  SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT
                                                ---------------- ------------------ ------------------ ------------------
2006
Units..........................................        2,096,094          3,498,617          1,040,267          1,396,542
Unit Fair Value, Lowest to Highest (1)......... $10.06 to $10.78   $14.15 to $41.15   $17.53 to $18.16    $5.09 to $13.84
Net Assets.....................................      $21,477,638        $50,502,310        $18,595,465        $16,385,509
Investment Income Ratio to Net Assets (2)......            4.48%              0.67%              0.09%              0.00%
Expenses as a Percent of Average Net Assets (3)     1.95%, 0.75%       1.95%, 0.75%       1.95%, 1.30%       1.95%, 0.75%
Total Return, Lowest to Highest (4)............   2.54% to 3.77%   12.20% to 13.55%   10.01% to 10.73%     0.55% to 1.76%
2005
Units..........................................        1,164,088          2,751,510            980,663          1,062,311
Unit Fair Value, Lowest to Highest (1)......... $19.81 to $10.39   $12.61 to $36.24   $15.94 to $16.40    $11.50 to $5.07
Net Assets.....................................      $11,615,345        $35,309,808        $15,888,971        $12,356,023
Investment Income Ratio to Net Assets (2)......            2.86%              0.51%              0.00%              0.00%
Expenses as a Percent of Average Net Assets (3)     1.95%, 0.75%       1.95%, 0.75%       1.95%, 1.30%       1.95%, 1.30%
Total Return, Lowest to Highest (4)............   0.69% to 1.49%     8.02% to 9.32%     7.60% to 8.29%   11.35% to 11.52%
2004
Units..........................................           17,035          2,872,840            956,965          1,231,304
Unit Fair Value, Lowest to Highest (1).........            $9.91   $11.68 to $33.15   $14.81 to $15.14   $10.33 to $10.50
Net Assets.....................................         $168,867        $34,014,012        $14,368,392        $12,830,144
Investment Income Ratio to Net Assets (2)......            1.04%              0.32%              1.06%              0.01%
Expenses as a Percent of Average Net Assets (3)            1.40%       1.95%, 0.75%       1.95%, 1.30%       1.95%, 1.30%
Total Return, Lowest to Highest (4)............           -0.42%     8.13% to 9.97%     7.53% to 8.23%     6.83% to 7.53%
2003
Units..........................................           17,035            810,758            515,944            457,207
Unit Fair Value, Lowest to Highest (1).........            $9.96   $10.62 to $10.87   $13.78 to $13.99     $9.67 to $9.76
Net Assets.....................................         $169,583         $8,699,165         $7,178,434         $4,444,619
Investment Income Ratio to Net Assets (2)......            0.00%              0.00%              5.22%              0.05%
Expenses as a Percent of Average Net Assets (3)            1.40%       1.95%, 0.85%       1.95%, 1.30%       1.95%, 1.30%
Total Return, Lowest to Highest (4)............           -0.45%   25.46% to 29.63%   27.32% to 27.88%   20.45% to 20.98%
2002
Units..........................................               --              1,927              5,330              1,023
Unit Fair Value, Lowest to Highest (1).........              $--     $8.29 to $8.39   $10.63 to $10.71        $7.61 $7.63
Net Assets.....................................              $--            $21,724            $56,911             $7,806
Investment Income Ratio to Net Assets (2)......               --              1.53%              0.05%              0.00%
Expenses as a Percent of Average Net Assets (3)               --       0.85%, 1.85%       1.40%, 1.85%       1.40%, 1.85%
Total Return, Lowest to Highest (4)............               -- -18.08% to -18.26% -10.73% to -10.33% -23.95% to -23.72%

(1) FMLI sells a number of variable annuity products, which have a unique combination of features and fees that are charged against the contract owner's cash value. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Accounts from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Accounts is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.
(3) These ratios represent the annualized contract expenses of the Sub-Accounts, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006
(c) For the period November 16, 2006 to December 31, 2006

      MFS               MFS          CAPITAL GUARDIAN    WESTERN ASSET MANAGEMENT   WESTERN ASSET MANAGEMENT  T. ROWE PRICE
  TOTAL RETURN    INVESTORS TRUST      U.S. EQUITY     STRATEGIC BOND OPPORTUNITIES      US GOVERNMENT       SMALL-CAP GROWTH
  SUB-ACCOUNT     SUB-ACCOUNT (A)      SUB-ACCOUNT             SUB-ACCOUNT                SUB-ACCOUNT          SUB-ACCOUNT
---------------- ------------------ ------------------ ---------------------------- ------------------------ ----------------
          86,321                 --             60,688                  3,696                    192,698                5,516
$12.87 to $50.86                $--   $12.77 to $13.23       $20.43 to $22.38           $14.50 to $16.38     $14.58 to $15.70
      $3,659,208                $--           $778,138                $76,321                 $3,025,855              $81,190
           3.11%              0.38%              0.91%                  4.69%                      1.09%                0.00%
    2.30%, 0.75%       1.50%, 0.75%       1.50%, 0.75%           1.50%, 0.75%               2.30%, 1.30%         1.50%, 0.75%
  9.43% to 11.1%     4.56% to 4.82%     8.20% to 9.02%         3.27% to 4.04%             1.56% to 2.58%       2.09% to 2.86%
           3,672             34,370             36,422                  3,670                     13,519                5,989
 $39.8 to $45.78     $8.93 to $9.39   $11.80 to $12.13       $19.78 to $21.51           $14.28 to $15.96     $14.29 to $15.26
         $98,175           $392,969           $432,614                $73,297                   $210,149              $86,308
           0.98%              0.21%              0.01%                  2.94%                      0.00%                0.00%
    1.50%, 0.75%       1.50%, 0.75%       1.50%, 0.75%           1.50%, 0.75%               2.30%, 1.30%         1.50%, 0.75%
  1.32% to 2.08%     5.31% to 6.11%     3.94% to 4.72%         1.04% to 1.80%            -.70% to -.40 %       9.07% to 9.89%
           2,306             42,691             38,206                  3,629                         --                7,086
$39.28 to $44.85    $8.48 to $11.05   $11.36 to $11.59       $19.58 to $19.98                        $--     $13.10 to $13.20
         $33,535           $463,343           $435,682                $71,700                        $--              $93,534
           2.94%              0.33%              0.92%                  0.00%                         --                0.00%
    1.50%, 0.75%       1.50%, 0.85%       1.50%, 0.75%           1.50%, 1.30%                         --         1.50%, 1.40%
  8.66% to 9.20%   10.23% to 10.78%    7.24% to 14.55%         5.94% to 6.08%                         --       6.54% to 6.61%
           1,733             40,205              7,740                     --                         --                   --
$10.50 to $10.60    $9.93 to $10.02   $10.59 to $10.69                    $--                        $--                  $--
         $18,199           $399,247            $82,001                    $--                        $--                  $--
           7.14%              0.91%              3.79%                     --                         --                   --
    1.40%, 0.85%       1.40%, 0.85%       1.40%, 0.85%                     --                         --                   --
15.11% to 15.74%   19.84% to 20.50%   35.54% to 36.28%                     --                         --                   --
             300                602              4,846                     --                         --                   --
  $9.12 to $9.16     $8.29 to $8.32     $7.82 to $7.85                    $--                        $--                  $--
          $2,734             $4,986            $37,880                    $--                        $--                  $--
           0.00%              0.00%              0.00%                     --                         --                   --
    0.85%, 1.40%       0.85%, 1.40%       0.85%, 1.40%                     --                         --                   --
-6.83% to -6.31% -21.44% to -21.00% -21.84% to -21.55%                     --                         --                   --

 T. ROWE PRICE
LARGE-CAP GROWTH
  SUB-ACCOUNT
----------------
          69,795
$14.01 to $14.89
        $984,473
           0.10%
    1.50%, 0.75%
11.21% to 12.04%
          54,209
$12.60 to $55.40
      $1,068,383
           0.35%
    1.50%, 0.75%
  3.94% to 5.54%
          34,445
$12.03 to $53.20
        $576,739
           0.07%
    1.50%, 1.30%
  3.83% to 8.29%
        6,495.00
          $11.33
         $73,583
            0.01
            0.01
            0.31
          757.00
           $8.67
          $6,558
            0.00
            0.01
         -31.27%

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

6.  UNIT VALUES -- (CONTINUED)

The following table is a summary of unit values and units outstanding for the Contracts and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the years ended December 31, 2006, 2005, 2004, 2003 and 2002 or lesser time period if applicable:


                                                FRANKLIN TEMPLETON    BLACKROCK       OPPENHEIMER          FI
                                                 SMALL-CAP GROWTH  STRATEGIC VALUE   GLOBAL EQUITY      LARGE CAP
                                                   SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT (B)
                                                ------------------ ---------------- ---------------- ----------------
2006
Units..........................................            26,486             1,028            3,382            8,734
Unit Fair Value, Lowest to Highest (1).........  $10.62 to $10.93  $20.78 to $22.25 $18.38 to $20.58 $16.16 to $17.74
Net Assets.....................................          $286,973           $21,909          $65,152         $149,662
Investment Income Ratio to Net Assets (2)......             0.00%             0.10%            0.67%            0.13%
Expenses as a Percent of Average Net Assets (3)      1.80%, 1.30%      1.80%, 0.75%     1.90%, 0.75%     2.30%, 1.40%
Total Return, Lowest to Highest (4)............    7.77% to 8.31%  14.37% to 15.57% 14.17% to 15.48%   3.73% to 4.67%
2005
Units..........................................             1,742             1,742              218               --
Unit Fair Value, Lowest to Highest (1)......... $18.17 to $19.258  $18.17 to $19.25 $16.10 to $17.82              $--
Net Assets.....................................          $187,981           $32,325           $3,892              $--
Investment Income Ratio to Net Assets (2)......             0.00%             0.00%            0.00%               --
Expenses as a Percent of Average Net Assets (3)      1.80%, 1.30%      1.80%, 0.75%     1.90%, 0.75%               --
Total Return, Lowest to Highest (4)............    2.06% to 3.14%    2.06% to 3.14% 16.73% to 16.73%               --
2004
Units..........................................             1,190             1,190               --               --
Unit Fair Value, Lowest to Highest (1).........  $18.04 to $18.21  $18.04 to $18.21              $--              $--
Net Assets.....................................            $3,449           $21,552              $--              $--
Investment Income Ratio to Net Assets (2)......             0.00%             0.00%               --               --
Expenses as a Percent of Average Net Assets (3)      1.50%, 1.40%      1.50%, 1.30%               --               --
Total Return, Lowest to Highest (4)............  12.43% to 12.58%  12.43% to 12.58%               --               --
2003
Units..........................................                --                --               --               --
Unit Fair Value, Lowest to Highest (1).........               $--               $--              $--              $--
Net Assets.....................................               $--               $--              $--              $--
Investment Income Ratio to Net Assets (2)......                --                --               --               --
Expenses as a Percent of Average Net Assets (3)                --                --               --               --
Total Return, Lowest to Highest (4)............                --                --               --               --
2002
Units..........................................                --                --               --               --
Unit Fair Value, Lowest to Highest (1).........               $--               $--              $--              $--
Net Assets.....................................               $--               $--              $--              $--
Investment Income Ratio to Net Assets (2)......                --                --               --               --
Expenses as a Percent of Average Net Assets (3)                --                --               --               --
Total Return, Lowest to Highest (4)............                --                --               --               --

(1) FMLI sells a number of variable annuity products, which have a unique combination of features and fees that are charged against the contract owner's cash value. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Accounts from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Accounts is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.
(3) These ratios represent the annualized contract expenses of the Sub-Accounts, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006
(c) For the period November 16, 2006 to December 31, 2006

                                           METLIFE            METLIFE                                  METLIFE
      FI                METLIFE          CONSERVATIVE     CONSERVATIVE TO         METLIFE            MODERATE TO
 VALUE LEADERS   AGGRESSIVE ALLOCATION    ALLOCATION    MODERATE ALLOCATION MODERATE ALLOCATION AGGRESSIVE ALLOCATION
  SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
---------------- --------------------- ---------------- ------------------- ------------------- ---------------------
           9,168             39,044              55,733            13,244             251,739              218,070
$19.83 to $21.76   $12.39 to $12.57    $10.65 to $10.81  $11.10 to $11.26    $11.58 to $11.75     $11.84 to $12.01
        $193,937           $487,913            $599,716          $148,388          $2,943,349           $2,604,857
           0.00%              0.00%               0.00%             0.00%               0.00%                0.00%
    2.30%, 1.40%       2.25%, 1.40%        2.25%, 1.40%      2.25%, 1.40%        2.25%, 1.40%         2.25%, 1.40%
  7.04% to 8.00%   11.82% to 12.78%      3.88% to 4.76%    6.08% to 6.98%      8.31% to 9.23%      9.59% to 10.53%
              --                 --                  --                --                  --                   --
             $--                $--                 $--               $--                 $--                  $--
             $--                $--                 $--               $--                 $--                  $--
              --                 --                  --                --                  --                   --
              --                 --                  --                --                  --                   --
              --                 --                  --                --                  --                   --
              --                 --                  --                --                  --                   --
             $--                $--                 $--               $--                 $--                  $--
             $--                $--                 $--               $--                 $--                  $--
              --                 --                  --                --                  --                   --
              --                 --                  --                --                  --                   --
              --                 --                  --                --                  --                   --
              --                 --                  --                --                  --                   --
             $--                $--                 $--               $--                 $--                  $--
             $--                $--                 $--               $--                 $--                  $--
              --                 --                  --                --                  --                   --
              --                 --                  --                --                  --                   --
              --                 --                  --                --                  --                   --
              --                 --                  --                --                  --                   --
             $--                $--                 $--               $--                 $--                  $--
             $--                $--                 $--               $--                 $--                  $--
              --                 --                  --                --                  --                   --
              --                 --                  --                --                  --                   --
              --                 --                  --                --                  --                   --

     PIMCO
HIGH YIELD BOND
  SUB-ACCOUNT
----------------
           9,739
$14.03 to $14.33
        $137,505
           6.91%
    1.50%, 1.30%
  7.49% to 7.70%
           5,517
$13.11 to $13.31
         $72,246
           6.23%
    1.50%, 1.30%
  2.58% to 2.78%
           1,204
$12.78 to $12.95
         $15,291
           7.44%
    1.50%, 1.30%
  8.34% to 8.48%
             879
          $11.76
         $10,333
          13.07%
           1.40%
          21.23%
             829
            9.70
             $81
          11.25%
           1.40%
          -2.56%

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

6.  UNIT VALUES -- (CONTINUED)

The following table is a summary of unit values and units outstanding for the Contracts and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the years ended December 31, 2006, 2005, 2004, 2003 and 2002 or lesser time period if applicable:

                                                     PIMCO       PIMCO STOCKSPLUS      PIONEER       AMERICAN FUNDS
                                                  LOW DURATION   GROWTH & INCOME  VCT MID CAP VALUE  GLOBAL GROWTH
                                                  SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT
                                                ---------------- ---------------- ----------------- ----------------
2006
Units..........................................            9,448               --            6,585           209,756
Unit Fair Value, Lowest to Highest (1)......... $12.33 to $12.53 $10.36 to $15.24 $30.41 to $31.88  $23.74 to $27.58
Net Assets.....................................         $116,910              $--         $208,127        $5,285,664
Investment Income Ratio to Net Assets (2)......            4.20%            3.26%            0.00%             0.56%
Expenses as a Percent of Average Net Assets (3)     1.50%, 1.30%     1.50%, 1.30%     1.90%, 1.50%      2.30%, 0.75%
Total Return, Lowest to Highest (4)............   2.43% to 2.64% 13.19% to 13.42% 10.16% to 10.60%  17.70% to 19.53%
2005
Units..........................................            8,448              576               --                --
Unit Fair Value, Lowest to Highest (1)......... $12.04 to $12.21 $13.22 to $13.44              $--  $20.14 to $20.17
Net Assets.....................................         $102,017           $5,267              $--               $--
Investment Income Ratio to Net Assets (2)......            2.81%            2.40%               --             0.00%
Expenses as a Percent of Average Net Assets (3)     1.50%, 1.30%     1.50%, 1.30%               --      2.30%, 1.40%
Total Return, Lowest to Highest (4)............ -0.49% to -0.29%   1.95% to 2.16%               --    7.09% to 7.25%
2004
Units..........................................            7,965              554               --                --
Unit Fair Value, Lowest to Highest (1)......... $12.10 to $12.24 $12.97 to $13.15              $--               $--
Net Assets.....................................          $96,599           $4,962              $--               $--
Investment Income Ratio to Net Assets (2)......            1.86%            1.73%               --                --
Expenses as a Percent of Average Net Assets (3)     1.50%, 1.30%     1.50%, 1.30%               --                --
Total Return, Lowest to Highest (4)............   0.51% to 0.64%   9.03% to 9.18%               --                --
2003
Units..........................................            2,134              550               --                --
Unit Fair Value, Lowest to Highest (1).........           $12.09            $8.20              $--               $--
Net Assets.....................................          $25,804           $4,499              $--               $--
Investment Income Ratio to Net Assets (2)......            7.14%            2.04%               --                --
Expenses as a Percent of Average Net Assets (3)            1.40%            1.40%               --                --
Total Return, Lowest to Highest (4)............            0.93%           28.57%               --                --
2002
Units..........................................              434              559               --                --
Unit Fair Value, Lowest to Highest (1).........            11.98             6.38              $--               $--
Net Assets.....................................          $13,236           $3,571              $--               $--
Investment Income Ratio to Net Assets (2)......            8.06%            2.63%               --                --
Expenses as a Percent of Average Net Assets (3)            1.40%            1.40%               --                --
Total Return, Lowest to Highest (4)............               6%          -21.33%               --                --

(1) FMLI sells a number of variable annuity products, which have a unique combination of features and fees that are charged against the contract owner's cash value. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Accounts from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Accounts is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.
(3) These ratios represent the annualized contract expenses of the Sub-Accounts, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006
(c) For the period November 16, 2006 to December 31, 2006

 AMERICAN FUNDS     AMERICAN FUNDS       VAN KAMPEN                VAN KAMPEN               VAN KAMPEN         VAN KAMPEN
 GROWTH & INCOME        GROWTH       UIF EQUITY & INCOME UIF U.S. REAL ESTATE SECURITIES   LIT COMSTOCK   LIT STRATEGIC GROWTH
   SUB-ACCOUNT       SUB-ACCOUNT         SUB-ACCOUNT               SUB-ACCOUNT             SUB-ACCOUNT        SUB-ACCOUNT
----------------- ------------------ ------------------- ------------------------------- ---------------- --------------------
           67,192             65,239           103,030                    23,991                   29,778            38,312
$94.31 to $115.89 $129.74 to $159.43  $14.74 to $14.96          $29.52 to $30.20         $15.09 to $15.48    $4.63 to $4.87
       $7,256,377         $9,695,716        $1,534,867                 $ 719,688                 $457,328          $185,120
            2.61%              1.35%             0.41%                     0.14%                    0.00%             0.00%
     2.30%, 1.40%       2.30%, 1.40%      1.90%, 1.50%              1.90%, 1.50%             1.90%, 1.50%      2.30%, 1.50%
 12.59% to 13.61%     7.72% to 8.69%  10.46% to 10.91%          35.46% to 36.00%         13.87% to 14.32%    0.30% to 1.10%
               --                 --                --                        --                       --                --
$83.76 to $102.01 $120.44 to $146.68  $13.34 to $13.49          $21.80 to $22.20         $13.26 to $13.54               $--
              $--                $--               $--                       $--                      $--               $--
            0.00%              0.00%             0.00%                     0.00%                    0.00%                --
     2.30%, 1.40%       2.30%, 1.40%      1.90%, 1.50%              1.90%, 1.50%             1.90%, 1.50%                --
   4.51% to 4.66%     6.63% to 6.78%    2.16% to 2.22%            7.52% to 7.59%           4.60% to 4.67%                --
               --                 --                --                        --                       --                --
              $--                $--               $--                       $--                      $--               $--
              $--                $--               $--                       $--                      $--               $--
               --                 --                --                        --                       --                --
               --                 --                --                        --                       --                --
               --                 --                --                        --                       --                --
               --                 --                --                        --                       --                --
              $--                $--               $--                       $--                      $--               $--
              $--                $--               $--                       $--                      $--               $--
               --                 --                --                        --                       --                --
               --                 --                --                        --                       --                --
               --                 --                --                        --                       --                --
               --                 --                --                        --                       --                --
              $--                $--               $--                       $--                      $--               $--
              $--                $--               $--                       $--                      $--               $--
               --                 --                --                        --                       --                --
               --                 --                --                        --                       --                --
               --                 --                --                        --                       --                --

    VAN KAMPEN
LIT GROWTH & INCOME
    SUB-ACCOUNT
-------------------
           35,031
 $13.84 to $14.19
         $494,446
            0.00%
     1.90%, 1.50%
 13.80% to 14.25%
               --
 $12.16 to $12.42
              $--
            0.00%
     1.90%, 1.50%
   2.34% to 2.41%
               --
              $--
              $--
               --
               --
               --
               --
              $--
              $--
               --
               --
               --
               --
              $--
              $--
               --
               --
               --

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

6.  UNIT VALUES -- (CONTINUED)

The following table is a summary of unit values and units outstanding for the Contracts and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the years ended December 31, 2006, 2005, 2004, 2003 and 2002 or lesser time period if applicable:

                                                         LMPV                LMPV            LMPV              LMPV
                                                GLOBAL HIGH YIELD BOND SMALL-CAP GROWTH    INVESTORS     CAPITAL & INCOME
                                                     SUB-ACCOUNT         SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT
                                                ---------------------- ---------------- ---------------- ----------------
2006
Units..........................................              77,538              82,352            8,665           60,594
Unit Fair Value, Lowest to Highest (1).........    $15.48 to $16.73    $12.81 to $13.36 $15.74 to $17.05 $11.58 to $11.66
Net Assets.....................................          $1,265,029          $1,083,364         $142,619         $705,247
Investment Income Ratio to Net Assets (2)......              11.37%               0.00%            2.94%            3.18%
Expenses as a Percent of Average Net Assets (3)        2.30%, 1.40%        2.30%, 1.40%     2.30%, 1.40%     1.90%, 1.50%
Total Return, Lowest to Highest (4)............      8.13% to 9.11%    10.21% to 11.20% 15.58% to 16.62%   9.10% to 9.54%
2005
Units..........................................                  --                  --               --               --
Unit Fair Value, Lowest to Highest (1).........                 $--                 $--              $--              $--
Net Assets.....................................                 $--                 $--              $--              $--
Investment Income Ratio to Net Assets (2)......                  --                  --               --               --
Expenses as a Percent of Average Net Assets (3)                  --                  --               --               --
Total Return, Lowest to Highest (4)............                  --                  --               --               --
2004
Units..........................................                  --                  --               --               --
Unit Fair Value, Lowest to Highest (1).........                 $--                 $--              $--              $--
Net Assets.....................................                 $--                 $--              $--              $--
Investment Income Ratio to Net Assets (2)......                  --                  --               --               --
Expenses as a Percent of Average Net Assets (3)                  --                  --               --               --
Total Return, Lowest to Highest (4)............                  --                  --               --               --
2003
Units..........................................                  --                  --               --               --
Unit Fair Value, Lowest to Highest (1).........                 $--                 $--              $--              $--
Net Assets.....................................                 $--                 $--              $--              $--
Investment Income Ratio to Net Assets (2)......                  --                  --               --               --
Expenses as a Percent of Average Net Assets (3)                  --                  --               --               --
Total Return, Lowest to Highest (4)............                  --                  --               --               --
2002
Units..........................................                  --                  --               --               --
Unit Fair Value, Lowest to Highest (1).........                 $--                 $--              $--              $--
Net Assets.....................................                 $--                 $--              $--              $--
Investment Income Ratio to Net Assets (2)......                  --                  --               --               --
Expenses as a Percent of Average Net Assets (3)                  --                  --               --               --
Total Return, Lowest to Highest (4)............                  --                  --               --               --

(1) FMLI sells a number of variable annuity products, which have a unique combination of features and fees that are charged against the contract owner's cash value. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Accounts from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Accounts is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.
(3) These ratios represent the annualized contract expenses of the Sub-Accounts, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006
(c) For the period November 16, 2006 to December 31, 2006

      LMPV             LMPV                LMPV              LMPV                 LMPV                LMPV
  EQUITY INDEX   FUNDAMENTAL VALUE CAPITAL APPRECIATION GROWTH & INCOME  ADJUSTABLE RATE INCOME AGGRESSIVE GROWTH
  SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
---------------- ----------------- -------------------- ---------------- ---------------------- -----------------
         110,285           63,532              50,231             19,100              11,506             402,453
 $9.61 to $28.80 $31.66 to $35.61    $27.95 to $32.05   $10.05 to $10.35    $10.04 to $10.33    $13.12 to $13.68
      $2,930,755       $2,183,111          $1,549,906           $196,684            $117,357          $5,435,475
           2.72%            3.56%               2.55%              1.47%               9.45%               0.00%
    2.90%, 1.40%     2.30%, 1.40%        2.30%, 1.40%       1.90%, 1.50%        2.25%, 1.40%        2.30%, 1.40%
12.11% to 13.52% 14.15% to 15.18%    12.19% to 13.21%   10.37% to 10.81%      1.79% to 2.66%      6.32% to 7.28%
              --               --                  --                 --                  --                  --
             $--              $--                 $--                $--                 $--                 $--
             $--              $--                 $--                $--                 $--                 $--
              --               --                  --                 --                  --                  --
              --               --                  --                 --                  --                  --
              --               --                  --                 --                  --                  --
              --               --                  --                 --                  --                  --
             $--              $--                 $--                $--                 $--                 $--
             $--              $--                 $--                $--                 $--                 $--
              --               --                  --                 --                  --                  --
              --               --                  --                 --                  --                  --
              --               --                  --                 --                  --                  --
              --               --                  --                 --                  --                  --
             $--              $--                 $--                $--                 $--                 $--
             $--              $--                 $--                $--                 $--                 $--
              --               --                  --                 --                  --                  --
              --               --                  --                 --                  --                  --
              --               --                  --                 --                  --                  --
              --               --                  --                 --                  --                  --
             $--              $--                 $--                $--                 $--                 $--
             $--              $--                 $--                $--                 $--                 $--
              --               --                  --                 --                  --                  --
              --               --                  --                 --                  --                  --
              --               --                  --                 --                  --                  --

      LMPV
LARGE-CAP GROWTH
  SUB-ACCOUNT
----------------
          11,283
$13.11 to $14.18
        $154,919
           0.34%
    2.30%, 1.40%
  2.22% to 3.15%
              --
             $--
             $--
              --
              --
              --
              --
             $--
             $--
              --
              --
              --
              --
             $--
             $--
              --
              --
              --
              --
             $--
             $--
              --
              --
              --

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

6.  UNIT VALUES -- (CONTINUED)

The following table is a summary of unit values and units outstanding for the Contracts and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the years ended December 31, 2006, 2005, 2004, 2003 and 2002 or lesser time period if applicable:


                                                     LMPV              LMPV                LMPV
                                                LARGE-CAP VALUE    MONEY MARKET   SOCIAL AWARENESS STOCK
                                                  SUB-ACCOUNT      SUB-ACCOUNT         SUB-ACCOUNT
                                                ---------------- ---------------- ----------------------
2006
Units..........................................            5,283          340,316                 260
Unit Fair Value, Lowest to Highest (1)......... $23.80 to $25.02 $11.93 to $13.35    $26.26 to $27.85
Net Assets.....................................         $129,739       $4,420,529              $7,217
Investment Income Ratio to Net Assets (2)......            2.18%            3.31%               0.57%
Expenses as a Percent of Average Net Assets (3)     1.90%, 1.50%     2.30%, 1.40%        1.90%, 1.50%
Total Return, Lowest to Highest (4)............ 16.05% to 16.52%   2.26% to 3.18%      5.67% to 6.09%
2005
Units..........................................               --               --                  --
Unit Fair Value, Lowest to Highest (1).........              $--              $--                 $--
Net Assets.....................................              $--              $--                 $--
Investment Income Ratio to Net Assets (2)......               --               --                  --
Expenses as a Percent of Average Net Assets (3)               --               --                  --
Total Return, Lowest to Highest (4)............               --               --                  --
2004
Units..........................................               --               --                  --
Unit Fair Value, Lowest to Highest (1).........              $--              $--                 $--
Net Assets.....................................              $--              $--                 $--
Investment Income Ratio to Net Assets (2)......               --               --                  --
Expenses as a Percent of Average Net Assets (3)               --               --                  --
Total Return, Lowest to Highest (4)............               --               --                  --
2003
Units..........................................               --               --                  --
Unit Fair Value, Lowest to Highest (1).........              $--              $--                 $--
Net Assets.....................................              $--              $--                 $--
Investment Income Ratio to Net Assets (2)......               --               --                  --
Expenses as a Percent of Average Net Assets (3)               --               --                  --
Total Return, Lowest to Highest (4)............               --               --                  --
2002
Units..........................................               --               --                  --
Unit Fair Value, Lowest to Highest (1).........              $--              $--                 $--
Net Assets.....................................              $--              $--                 $--
Investment Income Ratio to Net Assets (2)......               --               --                  --
Expenses as a Percent of Average Net Assets (3)               --               --                  --
Total Return, Lowest to Highest (4)............               --               --                  --

                                                            LMPV
                                                MULTIPLE DISCIPLINE BALANCED
                                                   ALL-CAP GROWTH & VALUE
                                                        SUB-ACCOUNT
                                                ----------------------------
2006
Units..........................................                147,857
Unit Fair Value, Lowest to Highest (1).........       $14.18 to $14.70
Net Assets.....................................             $2,137,211
Investment Income Ratio to Net Assets (2)......                  2.95%
Expenses as a Percent of Average Net Assets (3)           2.25%, 1.40%
Total Return, Lowest to Highest (4)............        9.67% to 10.61%
2005
Units..........................................                     --
Unit Fair Value, Lowest to Highest (1).........                    $--
Net Assets.....................................                    $--
Investment Income Ratio to Net Assets (2)......                     --
Expenses as a Percent of Average Net Assets (3)                     --
Total Return, Lowest to Highest (4)............                     --
2004
Units..........................................                     --
Unit Fair Value, Lowest to Highest (1).........                    $--
Net Assets.....................................                    $--
Investment Income Ratio to Net Assets (2)......                     --
Expenses as a Percent of Average Net Assets (3)                     --
Total Return, Lowest to Highest (4)............                     --
2003
Units..........................................                     --
Unit Fair Value, Lowest to Highest (1).........                    $--
Net Assets.....................................                    $--
Investment Income Ratio to Net Assets (2)......                     --
Expenses as a Percent of Average Net Assets (3)                     --
Total Return, Lowest to Highest (4)............                     --
2002
Units..........................................                     --
Unit Fair Value, Lowest to Highest (1).........                    $--
Net Assets.....................................                    $--
Investment Income Ratio to Net Assets (2)......                     --
Expenses as a Percent of Average Net Assets (3)                     --
Total Return, Lowest to Highest (4)............                     --

(1) FMLI sells a number of variable annuity products, which have a unique combination of features and fees that are charged against the contract owner's cash value. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Accounts from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Accounts is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.
(3) These ratios represent the annualized contract expenses of the Sub-Accounts, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006
(c) For the period November 16, 2006 to December 31, 2006

         LMPV                    LMPV                      LMPV
 MULTIPLE DISCIPLINE     MULTIPLE DISCIPLINE    MULTIPLE DISCIPLINE GLOBAL       LMPV               LMPV              LMPV
ALL-CAP GROWTH & VALUE LARGE-CAP GROWTH & VALUE   ALL-CAP GROWTH & VALUE   DIVIDEND STRATEGY LIFESTYLE BALANCED LIFESTYLE GROWTH
     SUB-ACCOUNT             SUB-ACCOUNT               SUB-ACCOUNT            SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT
---------------------- ------------------------ -------------------------- ----------------- ------------------ ----------------
             30,227                   1,896                    59,137                14,850             13,022               351
   $16.19 to $16.82        $15.58 to $16.19          $17.41 to $18.08        $9.04 to $9.59   $15.26 to $15.88  $13.97 to $14.53
           $502,781                 $30,368                $1,057,125              $140,785           $205,596            $5,108
              1.11%                   1.58%                     1.54%                 4.29%              5.52%             2.21%
       2.30%, 1.40%            2.30%, 1.40%              2.30%, 1.40%          2.30%, 1.50%       1.90%, 1.50%      1.90%, 1.50%
   11.04% to 12.04%         9.73% to 10.72%          12.59% to 13.60%      15.26% to 16.18%     6.19% to 6.61%    6.81% to 7.24%
                 --                      --                        --                    --                 --                --
                $--                     $--                       $--                   $--                $--               $--
                $--                     $--                       $--                   $--                $--               $--
                 --                      --                        --                    --                 --                --
                 --                      --                        --                    --                 --                --
                 --                      --                        --                    --                 --                --
                 --                      --                        --                    --                 --                --
                $--                     $--                       $--                   $--                $--               $--
                $--                     $--                       $--                   $--                $--               $--
                 --                      --                        --                    --                 --                --
                 --                      --                        --                    --                 --                --
                 --                      --                        --                    --                 --                --
                 --                      --                        --                    --                 --                --
                $--                     $--                       $--                   $--                $--               $--
                $--                     $--                       $--                   $--                $--               $--
                 --                      --                        --                    --                 --                --
                 --                      --                        --                    --                 --                --
                 --                      --                        --                    --                 --                --
                 --                      --                        --                    --                 --                --
                $--                     $--                       $--                   $--                $--               $--
                $--                     $--                       $--                   $--                $--               $--
                 --                      --                        --                    --                 --                --
                 --                      --                        --                    --                 --                --
                 --                      --                        --                    --                 --                --

        LMPV
LIFESTYLE HIGH GROWTH
     SUB-ACCOUNT
---------------------
                93
  $14.59 to $15.18
            $1,419
             0.99%
      1.90%, 1.50%
    7.41% to 7.84%
                --
               $--
               $--
                --
                --
                --
                --
               $--
               $--
                --
                --
                --
                --
               $--
               $--
                --
                --
                --
                --
               $--
               $--
                --
                --
                --

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2006

6.  UNIT VALUES -- (CONTINUED)

The following table is a summary of unit values and units outstanding for the Contracts and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the years ended December 31, 2006, 2005, 2004, 2003 and 2002 or lesser time period if applicable:

                                                      TST AIM              TST               TST               TST
                                                CAPITAL APPRECIATION  EQUITY INCOME  MODERATE AGGRESSIVE    MODERATE
                                                  SUB-ACCOUNT (A)    SUB-ACCOUNT (A)   SUB-ACCOUNT (A)   SUB-ACCOUNT (A)
                                                -------------------- --------------- ------------------- ---------------
2006
Units..........................................                --                --                --                 --
Unit Fair Value, Lowest to Highest (1).........               $--               $--               $--                $--
Net Assets.....................................               $--               $--               $--                $--
Investment Income Ratio to Net Assets (2)......             0.00%             2.49%            17.59%              2.88%
Expenses as a Percent of Average Net Assets (3)      2.30%, 1.30%      2.30%, 1.40%      2.25%, 1.40%       2.30%, 1.40%
Total Return, Lowest to Highest (4)............    6.24% to 6.59%    4.83% to 5.14%    1.73% to 2.01%    -1.17% to -.88%
2005
Units..........................................                --                --                --                 --
Unit Fair Value, Lowest to Highest (1).........                --                --                --                 --
Net Assets.....................................               $--               $--               $--                $--
Investment Income Ratio to Net Assets (2)......                --                --                --                 --
Expenses as a Percent of Average Net Assets (3)                --                --                --                 --
Total Return, Lowest to Highest (4)............                --                --                --                 --
2004
Units..........................................                --                --                --                 --
Unit Fair Value, Lowest to Highest (1).........               $--               $--               $--                $--
Net Assets.....................................               $--               $--               $--                $--
Investment Income Ratio to Net Assets (2)......                --                --                --                 --
Expenses as a Percent of Average Net Assets (3)                --                --                --                 --
Total Return, Lowest to Highest (4)............                --                --                --                 --
2003
Units..........................................                --                --                --                 --
Unit Fair Value, Lowest to Highest (1).........               $--               $--               $--                $--
Net Assets.....................................               $--               $--               $--                $--
Investment Income Ratio to Net Assets (2)......                --                --                --                 --
Expenses as a Percent of Average Net Assets (3)                --                --                --                 --
Total Return, Lowest to Highest (4)............                --                --                --                 --
2002
Units..........................................                --                --                --                 --
Unit Fair Value, Lowest to Highest (1).........               $--               $--               $--                $--
Net Assets.....................................               $--               $--               $--                $--
Investment Income Ratio to Net Assets (2)......                --                --                --                 --
Expenses as a Percent of Average Net Assets (3)                --                --                --                 --
Total Return, Lowest to Highest (4)............                --                --                --                 --

(1) FMLI sells a number of variable annuity products, which have a unique combination of features and fees that are charged against the contract owner's cash value. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Accounts from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Accounts is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.
(3) These ratios represent the annualized contract expenses of the Sub-Accounts, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006
(c) For the period November 16, 2006 to December 31, 2006

       JANUS                             TST MFS           TST             TST                TST            TST PIONEER
CAPITAL APPRECIATION  TST LARGE-CAP   TOTAL RETURN      MFS VALUE     PIONEER FUND   PIONEER MID CAP VALUE STRATEGIC INCOME
  SUB-ACCOUNT (A)    SUB-ACCOUNT (A) SUB-ACCOUNT (A) SUB-ACCOUNT (A) SUB-ACCOUNT (A)    SUB-ACCOUNT (A)    SUB-ACCOUNT (A)
-------------------- --------------- --------------- --------------- --------------- --------------------- ----------------
               --                --              --              --              --                 --                  --
              $--               $--             $--             $--             $--                $--                 $--
              $--               $--             $--             $--             $--                $--                 $--
            0.00%             0.13%           3.95%           0.00%           0.17%              0.00%               0.00%
     2.30%, 1.40%      2.30%, 1.40%    2.30%, 1.40%    2.30%, 1.40%    2.30%, 0.75%       2.30%, 0.75%        2.25%, 0.75%
  -1.13% to -.99%    2.97% to 3.12%  3.00% to 3.30%  7.97% to 8.13%  5.86% to 6.40%     5.00% to 5.54%      0.79% to 1.28%
               --                --              --              --              --                 --                  --
               --                --              --              --              --                 --                  --
              $--               $--             $--             $--             $--                $--                 $--
               --                --              --              --              --                 --                  --
               --                --              --              --              --                 --                  --
               --                --              --              --              --                 --                  --
               --                --              --              --              --                 --                  --
              $--               $--             $--             $--             $--                $--                 $--
              $--               $--             $--             $--             $--                $--                 $--
               --                --              --              --              --                 --                  --
               --                --              --              --              --                 --                  --
               --                --              --              --              --                 --                  --
               --                --              --              --              --                 --                  --
              $--               $--             $--             $--             $--                $--                 $--
              $--               $--             $--             $--             $--                $--                 $--
               --                --              --              --              --                 --                  --
               --                --              --              --              --                 --                  --
               --                --              --              --              --                 --                  --
               --                --              --              --              --                 --                  --
              $--               $--             $--             $--             $--                $--                 $--
              $--               $--             $--             $--             $--                $--                 $--
               --                --              --              --              --                 --                  --
               --                --              --              --              --                 --                  --
               --                --              --              --              --                 --                  --

            FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE OF
                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONCLUDED)
                               DECEMBER 31, 2006

6.  UNIT VALUES -- (CONCLUDED)

The following table is a summary of unit values and units outstanding for the Contracts and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the years ended December 31, 2006, 2005, 2004, 2003 and 2002 or lesser time period if applicable:

                                                    TST STYLE FOCUS     TST STYLE FOCUS     TRAVELERS
                                                SERIES SMALL-CAP GROWTH SMALL CAP VALUE  MANAGED INCOME
                                                    SUB-ACCOUNT (A)     SUB-ACCOUNT (A)  SUB-ACCOUNT (A)
                                                ----------------------- ---------------- ---------------
2006
Units..........................................                  --                   --              --
Unit Fair Value, Lowest to Highest (1).........                 $--                  $--             $--
Net Assets.....................................                 $--                  $--             $--
Investment Income Ratio to Net Assets (2)......               0.04%                0.01%           3.01%
Expenses as a Percent of Average Net Assets (3)        2.30%, 1.40%         2.30%, 1.40%    2.30%, 1.40%
Total Return, Lowest to Highest (4)............    13.04% to 13.16%     14.44% to 14.78% -1.17% to -.88%
2005
Units..........................................                  --                   --              --
Unit Fair Value, Lowest to Highest (1).........                 $--                  $--             $--
Net Assets.....................................                 $--                  $--             $--
Investment Income Ratio to Net Assets (2)......                  --                   --              --
Expenses as a Percent of Average Net Assets (3)                  --                   --              --
Total Return, Lowest to Highest (4)............                  --                   --              --
2004
Units..........................................                  --                   --              --
Unit Fair Value, Lowest to Highest (1).........                 $--                  $--             $--
Net Assets.....................................                 $--                  $--             $--
Investment Income Ratio to Net Assets (2)......                  --                   --              --
Expenses as a Percent of Average Net Assets (3)                  --                   --              --
Total Return, Lowest to Highest (4)............                  --                   --              --
2003
Units..........................................                  --                   --              --
Unit Fair Value, Lowest to Highest (1).........                 $--                  $--             $--
Net Assets.....................................                 $--                  $--             $--
Investment Income Ratio to Net Assets (2)......                  --                   --              --
Expenses as a Percent of Average Net Assets (3)                  --                   --              --
Total Return, Lowest to Highest (4)............                  --                   --              --
2002
Units..........................................                  --                   --              --
Unit Fair Value, Lowest to Highest (1).........                 $--                  $--             $--
Net Assets.....................................                 $--                  $--             $--
Investment Income Ratio to Net Assets (2)......                  --                   --              --
Expenses as a Percent of Average Net Assets (3)                  --                   --              --
Total Return, Lowest to Highest (4)............                  --                   --              --

(1) FMLI sells a number of variable annuity products, which have a unique combination of features and fees that are charged against the contract owner's cash value. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Accounts from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Accounts is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.
(3) These ratios represent the annualized contract expenses of the Sub-Accounts, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006
(c) For the period November 16, 2006 to December 31, 2006

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

   FINANCIAL STATEMENTS FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004
                                      AND
            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of First MetLife Investors Insurance Company

We have audited the accompanying balance sheets of First MetLife Investors Insurance Company (the "Company") as of December 31, 2006 and 2005, and the related statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of First MetLife Investors Insurance Company at December 31, 2006 and 2005, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1, the Company changed its method of accounting for certain non-traditional long duration contracts and separate accounts as required by accounting guidance which the Company adopted on January 1, 2004.

/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
April 11, 2007

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                 BALANCE SHEETS
                           DECEMBER 31, 2006 AND 2005
                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                                 2006         2005
                                                              ----------   ----------
ASSETS
INVESTMENTS:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $106,439 and $169,906,
     respectively)..........................................  $  107,110   $  170,467
  Mortgage loans on real estate.............................      14,292        7,834
  Short-term investments....................................      14,146        6,649
                                                              ----------   ----------
          Total investments.................................     135,548      184,950
Cash and cash equivalents...................................      29,642        6,307
Accrued investment income...................................       1,357        1,977
Premiums and other receivables..............................     628,893      577,052
Deferred policy acquisition costs and value of business
  acquired..................................................      78,931       41,017
Current income tax receivable...............................      17,897           --
Deferred income tax receivable..............................          --        2,324
Other assets................................................      52,138       21,677
Separate account assets.....................................   1,265,756      676,597
                                                              ----------   ----------
          Total assets......................................  $2,210,162   $1,511,901
                                                              ==========   ==========


LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
  Future policy benefits....................................  $   13,861   $    5,915
  Policyholder account balances.............................     751,043      733,095
  Other policyholder funds..................................       1,759        1,688
  Current income tax payable................................          --            2
  Deferred income tax liability.............................      18,866           --
  Other liabilities.........................................      15,781        8,297
  Separate account liabilities..............................   1,265,756      676,597
                                                              ----------   ----------
          Total liabilities.................................   2,067,066    1,425,594
                                                              ----------   ----------
CONTINGENCIES AND GUARANTEES (NOTE 8)

STOCKHOLDER'S EQUITY:
Common stock, par value $10 per share; 200,000 shares
  authorized, issued and outstanding........................       2,000        2,000
Additional paid-in capital..................................     119,819       70,921
Retained earnings...........................................      20,925       13,140
Accumulated other comprehensive income......................         352          246
                                                              ----------   ----------
          Total stockholder's equity........................     143,096       86,307
                                                              ----------   ----------
          Total liabilities and stockholder's equity........  $2,210,162   $1,511,901
                                                              ==========   ==========

                See accompanying notes to financial statements.

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                              STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004
                                 (IN THOUSANDS)

                                                               2006      2005      2004
                                                              -------   -------   -------
REVENUES
Premiums....................................................  $ 9,102   $ 2,026   $   383
Universal life and investment-type product policy fees......   19,249    11,771     5,110
Net investment income.......................................    9,606     9,499     9,533
Other revenues..............................................   24,453    25,303    24,466
Net investment gains (losses)...............................   (1,447)   (1,694)    1,126
                                                              -------   -------   -------
          Total revenues....................................   60,963    46,905    40,618
                                                              -------   -------   -------
EXPENSES
Policyholder benefits and claims............................    8,095     2,033     2,465
Interest credited to policyholder account balances..........   31,372    30,741    26,065
Other expenses..............................................   11,093     6,368    12,439
                                                              -------   -------   -------
          Total expenses....................................   50,560    39,142    40,969
                                                              -------   -------   -------
Income (loss) before provision (benefit) for income tax.....   10,403     7,763      (351)
Provision (benefit) for income tax..........................    2,618     2,397      (188)
                                                              -------   -------   -------
Income (loss) before cumulative effect of a change in
  accounting, net of income tax.............................    7,785     5,366      (163)
Cumulative effect of a change in accounting, net of income
  tax.......................................................       --        --        12
                                                              -------   -------   -------
Net income (loss)...........................................  $ 7,785   $ 5,366   $  (151)
                                                              =======   =======   =======

                See accompanying notes to financial statements.

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                       STATEMENTS OF STOCKHOLDER'S EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004
                                 (IN THOUSANDS)

                                                                            ACCUMULATED
                                                   ADDITIONAL                  OTHER
                                          COMMON    PAID-IN     RETAINED   COMPREHENSIVE
                                          STOCK     CAPITAL     EARNINGS   INCOME (LOSS)    TOTAL
                                          ------   ----------   --------   -------------   --------
Balance at January 1, 2004..............  $2,000    $ 32,721    $ 7,925       $2,188       $ 44,834
Capital contribution -- See Note 9......              10,000                                 10,000
Comprehensive income (loss):
  Net loss..............................                           (151)                       (151)
  Other comprehensive income (loss):
     Unrealized investment gains
       (losses), net of related offsets
       and income tax...................                                      (1,346)        (1,346)
                                                                                           --------
  Comprehensive income (loss)...........                                                     (1,497)
                                          ------    --------    -------       ------       --------
Balance at December 31, 2004............  2,000       42,721      7,774          842         53,337
Capital contribution -- See Note 9......              28,200                                 28,200
Comprehensive income (loss):
  Net income............................                          5,366                       5,366
  Other comprehensive income (loss):
     Unrealized investment gains
       (losses), net of related offsets
       and income tax...................                                        (596)          (596)
                                                                                           --------
  Comprehensive income..................                                                      4,770
                                          ------    --------    -------       ------       --------
Balance at December 31, 2005............  2,000       70,921     13,140          246         86,307
Capital contribution -- See Note 9......              30,000                                 30,000
Capital contribution of Intangible
  Asset -- See Note 9...................              18,898                                 18,898
Comprehensive income:
  Net income............................                          7,785                       7,785
  Other comprehensive income:
     Unrealized investment gains
       (losses), net of related offsets
       and income tax...................                                         106            106
                                                                                           --------
  Comprehensive income..................                                                      7,891
                                          ------    --------    -------       ------       --------
Balance at December 31, 2006............  $2,000    $119,819    $20,925       $  352       $143,096
                                          ======    ========    =======       ======       ========

                See accompanying notes to financial statements.

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                            STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004
                                 (IN THOUSANDS)

                                                              2006        2005        2004
                                                            ---------   ---------   ---------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss).........................................  $   7,785   $   5,366   $    (151)
Adjustments to reconcile net income (loss) to net cash
  used in operating activities:
     Amortization of premiums and accretion of discounts
       associated with investments, net...................        118         563       1,244
     (Gains) losses from sales of investments, net........      1,448       1,738      (1,171)
     Interest credited to policyholder account balances...     31,372      30,741      26,065
     Universal life and investment-type product policy
       fees...............................................    (19,249)    (11,771)     (5,110)
     Change in accrued investment income..................        620         (29)         15
     Change in premiums and other receivables.............    (51,127)    (76,575)   (260,032)
     Change in deferred policy acquisition costs, net.....    (37,860)      2,582     (19,589)
     Change in insurance-related liabilities..............      8,329       6,389         569
     Change in income tax payable.........................      3,234       2,874      (5,372)
     Change in other assets...............................     15,584       7,381       5,131
     Change in other liabilities..........................      7,455     (13,735)     18,315
                                                            ---------   ---------   ---------
Net cash used in operating activities.....................    (32,291)    (44,476)   (240,086)
                                                            ---------   ---------   ---------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturity securities............................    161,929     132,636      89,135
     Mortgage loans on real estate........................        998          67          54
  Purchases of:
     Fixed maturity securities............................   (101,092)   (124,031)   (100,910)
     Mortgage loans on real estate........................     (7,454)         --      (7,955)
  Net change in short-term investments....................     (7,497)       (223)     (3,875)
  Other, net..............................................        (79)          1         (11)
                                                            ---------   ---------   ---------
Net cash provided by (used in) investing activities.......     46,805       8,450     (23,562)
                                                            ---------   ---------   ---------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits.............................................    638,698     355,337     527,351
     Withdrawals..........................................   (659,877)   (359,559)   (259,116)
  Capital contribution....................................     30,000      28,200      10,000
                                                            ---------   ---------   ---------
Net cash provided by financing activities.................      8,821      23,978     278,235
                                                            ---------   ---------   ---------
Change in cash and cash equivalents.......................     23,335     (12,048)     14,587
Cash and cash equivalents, beginning of year..............      6,307      18,355       3,768
                                                            ---------   ---------   ---------
CASH AND CASH EQUIVALENTS, END OF YEAR....................  $  29,642   $   6,307   $  18,355
                                                            =========   =========   =========
Supplemental disclosures of cash flow information:
  Net cash paid (refunded) during the year for:
     Income tax...........................................  $      --   $  (2,458)  $   2,526
                                                            =========   =========   =========
  Non-cash transactions during the year:
     Contribution of intangible assets, net of deferred
       income tax -- See Note 9...........................  $  18,898   $      --   $      --
                                                            =========   =========   =========

                See accompanying notes to financial statements.

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                         NOTES TO FINANCIAL STATEMENTS

1.  BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

BUSINESS

     First MetLife Investors Insurance Company (the "Company"), a New York domiciled life insurance company, is a wholly-owned subsidiary of MetLife, Inc. ("MetLife"). On October 1, 2004, the Company was sold from MetLife Investors Insurance Company ("MLIIC"), a wholly-owned subsidiary of MetLife, to MetLife.

     The Company markets and services variable annuities, single premium deferred annuities, immediate annuities, traditional life and universal life products. The Company is licensed to do business in the state of New York. Most of the policies issued present no significant mortality or longevity risk to the Company, but rather represent investment deposits by the policyholders. Life insurance policies provide policy beneficiaries with mortality benefits amounting to a multiple, which declines with age, of the original premium.

BASIS OF PRESENTATION

     Certain amounts in the prior year periods' financial statements have been reclassified to conform with the 2006 presentation.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the financial statements. The most critical estimates include those used in determining:

         i) the fair value of investments in the absence of quoted market values;

        ii) investment impairments;

       iii) the recognition of income on certain investments;

        iv) the fair value of and accounting for derivatives;

         v) the capitalization and amortization of deferred policy acquisition costs ("DAC") and the amortization of value of business acquired ("VOBA");

        vi) the liability for future policyholder benefits;

       vii) accounting for income taxes and the valuation of deferred tax assets;

      viii) accounting for reinsurance transactions; and

        ix) the liability for litigation and regulatory matters.

     A description of such critical estimates is incorporated within the discussion of the related accounting policies which follow. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

Investments

     The Company's investments are in fixed maturity securities, mortgage loans on real estate and short-term investments. The accounting policies related to each are as follows:

     Fixed Maturity Securities. The Company's fixed maturity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

     Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Interest income is recorded as part of net investment income.

     Included within fixed maturity securities are loan-backed securities including mortgage-backed and asset-backed securities. Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and asset-backed securities are obtained from broker-dealer survey values or internal estimates. For credit-sensitive mortgage-backed and asset-backed securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and asset-backed securities, the effective yield is recalculated on a retrospective basis.

     The cost of fixed maturity securities is adjusted for impairments in value deemed to be other-than-temporary in the period in which the determination is made. These impairments are included within net investment gains (losses) and the cost basis of the fixed maturity securities is reduced accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

     The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. The Company's review of its fixed maturity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below amortized cost by 20% or more for six months or greater.

     Additionally, management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below amortized cost;
(ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than amortized cost (See also Note 2) ; (vii) unfavorable changes in forecasted cash flows on asset-backed securities; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

     Mortgage Loans on Real Estate. Mortgage loans on real estate are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income. Loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are established for the excess carrying value of the loan over the present value of expected future cash flows discounted at the loan's original effective interest rate, the value of the loan's collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or the loan's market value if the loan is being sold. The Company also establishes allowances for loan losses when a loss contingency exists for pools of loans with similar characteristics, such as mortgage loans based on similar property types or loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of interest is not considered probable. Cash receipts on such impaired loans are recorded as a reduction of the recorded investment. Gains and losses from the sale of loans and changes in valuation allowances are reported in net investment gains (losses).

     Short-term Investments. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are stated at amortized cost, which approximates fair value.

     Estimates and Uncertainties. The Company's investments are exposed to three primary sources of risk: credit, interest rate and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the recognition of impairments, the recognition of income on certain investments and the determination of fair values.

     The determination of the amount of allowances and impairments, as applicable, are described above by investment type. The determination of such allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available. Management updates its evaluations regularly and reflects changes in allowances and impairments in operations as such evaluations are revised.

     The recognition of income on certain investments (e.g., loan-backed securities including mortgage-backed and asset-backed securities, certain investment transactions, etc.) is dependent upon market conditions, which could result in prepayments and changes in amounts to be earned.

     The fair values of publicly held fixed maturity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of fair values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include: coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer and quoted market prices of comparable securities. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts.

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

     The use of different methodologies and assumptions as to the timing and amount of impairments, recognition of income and the determination of the fair value of investments may have a material effect on the amounts presented within the financial statements.

     Derivative Financial Instruments. Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps to manage the risk associated with variability in cash flows or changes in fair values related to the Company's financial instruments. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance contracts that have embedded derivatives.

     Freestanding derivatives are carried on the Company's balance sheet either as assets within other invested assets or as liabilities within other liabilities at fair value as determined by quoted market prices or through the use of pricing models. The determination of fair value, when quoted market values are not available, is based on valuation methodologies and assumptions deemed appropriate under the circumstances. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, market volatility and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models. Such assumptions include estimates of volatility, interest rates, foreign currency exchange rates, other financial indices and credit ratings. Essential to the analysis of the fair value is a risk of counterparty default. The use of different assumptions may have a material effect on the estimated derivative fair value amounts as well as the amount of reported net income.

     If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting pursuant to Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"), as amended, changes in the fair value of the derivative are reported in net investment gains (losses) or in policyholder benefits and claims for economic hedges of liabilities embedded in certain variable annuity products offered by the Company. The fluctuations in fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either: (i) a hedge of the fair value of a recognized asset or liability or an unrecognized firm commitment ("fair value hedge"); or (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"). In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments and measurement of hedge effectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

     The accounting for derivatives is complex and interpretations of the primary accounting standards continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under these accounting standards. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected. Differences in judgment as to the availability and application of hedge accounting designations and the appropriate accounting treatment may result in a differing impact on the financial statements of the Company from that previously reported.

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

     Under a fair value hedge, changes in the fair value of the hedging derivative, including amounts measured as ineffectiveness and changes in the fair value of the hedged item related to the designated risk being hedged, are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the statement of income within interest income or interest expense to match the location of the hedged item. The Company does not have any fair value hedges.

     Under a cash flow hedge, changes in the fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity and the deferred gains or losses on the derivative are reclassified into the statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the statement of income within interest income or interest expense to match the location of the hedged item. The Company does not have any cash flow hedges.

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the fair value or cash flows of a hedged item, the derivative continues to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its fair value due to the hedged risk and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). Any asset or liability associated with a recognized firm commitment is derecognized from the balance sheet and recorded currently in net investment gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income
(loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in net investment gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the balance sheet, with changes in its fair value recognized in the current period as net investment gains (losses).

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated under SFAS 133. If the instrument would not be accounted for in its entirety at fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried on the balance sheet at fair value with the host contract and changes in their fair value are reported currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value, with changes in fair value recognized in the current period in net

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

investment gains (losses). Additionally, the Company may elect to carry an entire contract on the balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses) if that contract contains an embedded derivative that requires bifurcation. There is a risk that embedded derivatives requiring bifurcation may not be identified and reported at fair value in the financial statements and that their related changes in fair value could materially affect reported net income.

     Cash and Cash Equivalents. The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents.

     Deferred Policy Acquisition Costs and Value of Business Acquired. The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as DAC. Such costs consist principally of commissions and agency and policy issue expenses. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in-force at the acquisition date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the financial statements for reporting purposes.

     DAC related to internally replaced contracts are generally expensed at the date of replacement.

     DAC and VOBA on life insurance or investment-type contracts are amortized in proportion to gross premiums or gross profits, depending on the type of contract as described below.

     The Company amortizes DAC and VOBA related to non-participating and non-dividend-paying traditional contracts (term insurance and non-participating whole life insurance) over the entire premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, persistency and investment returns at policy issuance, or policy acquisition, as it relates to VOBA, that include provisions for adverse deviation and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

     The Company amortizes DAC and VOBA related to fixed and variable universal life contracts and fixed and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits.

     Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period. Returns that are higher than the Company's

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these changes and only changes the assumption when its long-term expectation changes.

     The Company also reviews periodically other long-term assumptions underlying the projections of estimated gross profits. These include investment returns, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross profits which may have significantly changed. If the update of assumptions causes expected future gross profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross profits to decrease.

     Sales Inducements. The Company has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC.

     Goodwill. Goodwill is the excess of cost over the fair value of net assets acquired. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment. If the carrying value of goodwill exceeds its fair value, the excess is recognized as an impairment and recorded as a charge against net income. The fair value is determined using a market multiple, a discounted cash flow model, or a cost approach. The critical estimates necessary in determining fair value are projected earnings, comparative market multiples and the discount rate.

     The Company recognized no impairments of goodwill during the years ended December 31, 2006, 2005 and 2004. Goodwill was $177 thousand as of December 31, 2006 and 2005.

     Liability for Future Policy Benefits and Policyholder Account
Balances. The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance and traditional annuities. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, policy lapse, renewal, retirement, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. Utilizing these assumptions, liabilities are established on a block of business basis. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     Future policy benefits for non-participating traditional life insurance policies are equal to the aggregate of the present value of future benefit payments and related expenses less the present value of future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. The interest rate for the aggregate future policy benefit liabilities is approximately 5%.

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 5% to 8%.

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

     The Company establishes future policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity contracts as follows:

     - Annuity guaranteed death benefit ("GMDB") liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the GMDB liabilities are consistent with those used for amortizing DAC and are thus subject to the same variability and risk. The assumptions of investment performance and volatility are consistent with the historical experience of the Standard & Poor's 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     - Guaranteed income benefit ("GMIB") liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at any future date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used for estimating the GMIB liabilities are consistent with those used for estimating the GMDB liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates an assumption for the percentage of the potential annuitization that may be elected by the contractholder.

     The Company establishes policyholder account balances ("PAB") for guaranteed minimum benefit riders relating to certain variable annuity products as follows:

     - Guaranteed minimum withdrawal benefit riders ("GMWB") guarantee the contractholder a return of their purchase payment via partial withdrawals, even if the account value is reduced to zero, provided that the contractholder's cumulative withdrawals in a contract year do not exceed a certain limit. The initial guaranteed withdrawal amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMWB is an embedded derivative, which is measured at fair value separately from the host variable annuity product. The risk associated with GMWB riders written is ceded 100% to an affiliate through a reinsurance agreement.

     - Guaranteed minimum accumulation benefit riders ("GMAB") provide the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments even if the account value is reduced to zero. The initial guaranteed accumulation amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMAB is also an embedded derivative, which is measured at fair value separately from the host variable annuity product. The risk associated with GMAB riders written is ceded 100% to an affiliate through a reinsurance agreement.

     - For both GMWB and GMAB, the initial benefit base is increased by additional purchase payments made within a certain time period and decreases by benefits paid and/or withdrawal amounts. After a specified period of time, the benefit base may also increase as a result of an optional reset as defined in the contract.

     - The fair values of the GMWB and GMAB riders are calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. In measuring the fair value of GMWBs and GMABs, the Company attributes a portion of the fees collected from the policyholder equal to the present value of expected future guaranteed minimum withdrawal and accumulation benefits (at inception). The changes in fair value are reported in net investment gains (losses). Any additional fees

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

represent "excess" fees and are reported in universal life and investment-type product policy fees. These riders may be more costly than expected in volatile or declining markets, causing an increase to liabilities from future policy benefits, negatively affecting net income.

     The Company periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies, guarantees and riders and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     PABs relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. PABs are equal to:(i) policy account values, which consist of an accumulation of gross premium payments; and (ii) credited interest, ranging from 2% to 14% less expenses, mortality charges and withdrawals.

     Other Policyholder Funds. Other policyholder funds include policy and contract claims, unearned revenue liabilities and premiums received in advance.

     The liability for policy and contract claims generally relates to incurred but not reported death claims, as well as, claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits and margins, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

     The Company accounts for the prepayment of premiums on its term life contracts as premium received in advance and applies the cash received to premiums when due.

     Recognition of Insurance Revenue and Related Benefits. Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Deposits related to universal life-type and investment-type products are credited to PABs. Revenues from such contracts consist of amounts assessed against PABs for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related PABs.

     Other Revenues. Other revenues primarily include fee income on financial reinsurance treaties. Such fees are recognized in the period in which services are performed.

     Income Taxes. The Company's accounting for income taxes represents management's best estimate of various events and transactions. Effective January 1, 2006, the Company began filing a consolidated Federal income

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

tax return with MetLife's includable affiliates. Prior to 2006, the Company filed a separate U.S. Federal income tax return.

     Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

     The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

      (i) future taxable income, exclusive of reversing temporary differences and carryforwards;

      (ii) future reversals of existing taxable temporary differences;

      (iii) taxable income in prior carryback years; and

      (iv) tax planning strategies.

     The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when the ultimate deductibility of certain items is challenged by taxing authorities (See also
Note 7) or when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events such as changes in tax legislation could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the financial statements in the year these changes occur.

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

     Reinsurance. The Company enters into reinsurance transactions as a purchaser of reinsurance for its life insurance products.

     For each of its reinsurance contracts, the Company determines if the contract provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid and the liabilities ceded related to the underlying contracts is considered the net cost of reinsurance at the inception of the contract. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid on the reinsurance of in-force blocks, as well as amounts paid related to new business, are recorded as ceded premiums and ceded future policy benefit liabilities are established.

     The assumptions used to account for long-duration reinsurance contracts are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

     Amounts currently recoverable under reinsurance contracts are included in premiums and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance contracts

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance contract. Premiums, fees and policyholder benefits and claims are net of reinsurance ceded.

     If the Company determines that a reinsurance contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract as a deposit, net of related expenses. Deposits received are included in other liabilities and deposits made are included within other assets. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenue or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenue or other expenses, as appropriate.

     Amounts received from reinsurers for policy administration are reported in other revenues.

     Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

     Separate Accounts. Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if: (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the statements of income.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Separate accounts not meeting the above criteria are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses.

     Litigation Contingencies. The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's net income or cash flows in particular quarterly or annual periods.

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

Derivative Financial Instruments

     The Company has adopted guidance relating to derivative financial instruments as follows:

     - Effective January 1, 2006, the Company adopted prospectively SFAS No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155"). SFAS 155 amends SFAS 133 and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 140"). SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole, eliminating the need to bifurcate the derivative from its host, if the holder elects to account for the whole instrument on a fair value basis. In addition, among other changes, SFAS 155:

      (i) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133;

      (ii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation;

      (iii) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and

      (iv) amends SFAS 140 to eliminate the prohibition on a qualifying special-purpose entity ("QSPE") from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial interest.

     The adoption of SFAS 155 did not have a material impact on the Company's financial statements.

     - Effective October 1, 2006, the Company adopted SFAS 133 Implementation Issue No. B40, Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets ("Issue B40"). Issue B40 clarifies that a securitized interest in prepayable financial assets is not subject to the conditions in paragraph 13(b) of SFAS 133, if it meets both of the following criteria: (i) the right to accelerate the settlement if the securitized interest cannot be controlled by the investor; and (ii) the securitized interest itself does not contain an embedded derivative (including an interest rate-related derivative) for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. The adoption of Issue B40 did not have a material impact on the Company's financial statements.

     - Effective January 1, 2006, the Company adopted prospectively SFAS 133 Implementation Issue No. B38, Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option ("Issue B38") and SFAS 133 Implementation Issue No. B39, Embedded Derivatives: Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor ("Issue B39"). Issue B38 clarifies that the potential settlement of a debtor's obligation to a creditor occurring upon exercise of a put or call option meets the net settlement criteria of SFAS 133. Issue B39 clarifies that an embedded call option, in which the underlying is an interest rate or interest rate index, that can accelerate the settlement of a debt host financial instrument should not be bifurcated and fair valued if the right to accelerate the settlement can be exercised only by the debtor (issuer/borrower) and the investor will recover substantially all of its initial net investment. The adoption of Issues B38 and B39 did not have a material impact on the Company's financial statements.

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

Other Pronouncements

     Effective November 15, 2006, the Company adopted Staff Accounting Bulletin ("SAB") No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements ("SAB 108"). SAB 108 provides guidance on how prior year misstatements should be considered when quantifying misstatements in current year financial statements for purposes of assessing materiality. SAB 108 requires that registrants quantify errors using both a balance sheet and income statement approach and evaluate whether either approach results in quantifying a misstatement that, when relevant quantitative and qualitative factors are considered, is material. SAB 108 permits companies to initially apply its provisions by either restating prior financial statements or recording a cumulative effect adjustment to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings for errors that were previously deemed immaterial but are material under the guidance in SAB 108. The adoption of SAB 108 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted SFAS No. 154, Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS 154"). SFAS 154 requires retrospective application to prior periods' financial statements for a voluntary change in accounting principle unless it is deemed impracticable. It also requires that a change in the method of depreciation, amortization, or depletion for long-lived, non-financial assets be accounted for as a change in accounting estimate rather than a change in accounting principle. The adoption of SFAS 154 did not have a material impact on the Company's financial statements.

     Effective November 9, 2005, the Company prospectively adopted the guidance in FASB Staff Position ("FSP") No. FAS 140-2, Clarification of the Application of Paragraphs 40(b) and 40(c) of FAS 140 ("FSP 140-2"). FSP 140-2 clarified certain criteria relating to derivatives and beneficial interests when considering whether an entity qualifies as a QSPE. Under FSP 140-2, the criteria must only be met at the date the QSPE issues beneficial interests or when a derivative financial instrument needs to be replaced upon the occurrence of a specified event outside the control of the transferor. The adoption of FSP 140-2 did not have a material impact on the Company's financial statements.

     Effective July 1, 2005, the Company adopted SFAS No. 153, Exchanges of Nonmonetary Assets, an amendment of APB Opinion No. 29 ("SFAS 153"). SFAS 153 amended prior guidance to eliminate the exception for nonmonetary exchanges of similar productive assets and replaced it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of SFAS 153 were required to be applied prospectively for fiscal periods beginning after June 15, 2005. The adoption of SFAS 153 did not have a material impact on the Company's financial statements.

     In June 2005, the FASB completed its review of Emerging Issues Task Force ("EITF") Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-1"). EITF 03-1 provides accounting guidance regarding the determination of when an impairment of debt and marketable equity securities and investments accounted for under the cost method should be considered other-than-temporary and recognized in income. EITF 03-1 also requires certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. The FASB decided not to provide additional guidance on the meaning of other-than-temporary impairment but has issued FSP Nos. FAS 115-1 and FAS 124-1, The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments ("FSP 115-1"), which nullifies the accounting guidance on the determination of whether an investment is other-than-temporarily impaired as set forth in EITF 03-1. As required by FSP 115-1, the Company adopted this guidance on a prospective basis, which had no material impact on the Company's financial statements and has provided the required disclosures.

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

     Effective January 1, 2004, the Company adopted Statement of Position ("SOP") 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts ("SOP 03-1") as interpreted by a Technical Practice Aid ("TPA"), issued by the American Institute of Certified Public Accountants ("AICPA") and FSP No. 97-1, Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability ("FSP 97-1"). SOP 03-1 provides guidance on: (i) the classification and valuation of long-duration contract liabilities; (ii) the accounting for sales inducements; and (iii) separate account presentation and valuation. As a result of the adoption of SOP 03-1, effective January 1, 2004, the Company decreased the liability for future policyholder benefits for changes in the methodology related to various guaranteed minimum death and annuitization benefits and for determining liabilities for certain universal life insurance contracts by $12 thousand, which was reported as a cumulative effect of a change in accounting. This amount is net of corresponding changes in DAC, including unearned revenue liability under certain variable annuity and life contracts and income tax.

FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

     In February 2007, the FASB issued SFAS No. 159, the Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"). SFAS 159 permits all entities the option to measure most financial instruments and certain other items at fair value at specified election dates and to report related unrealized gains and losses in earnings. The fair value option will generally be applied on an instrument-by-instrument basis and is generally an irrevocable election. SFAS 159 is effective for fiscal years beginning after November 15, 2007. The Company is evaluating which eligible financial instruments, if any, it will elect to account for at fair value under SFAS 159 and the related impact on the Company's financial statements.

     In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value in GAAP and requires enhanced disclosures about fair value measurements. SFAS 157 does not require any new fair value measurements. The pronouncement is effective for fiscal years beginning after November 15, 2007. The guidance in SFAS 157 will be applied prospectively with the exception of: (i) block discounts of financial instruments; and (ii) certain financial and hybrid instruments measured at initial recognition under SFAS 133 which is to be applied retrospectively as of the beginning of initial adoption (a limited form of retrospective application). The Company is currently evaluating the impact of SFAS 157 on the Company's financial statements. Implementation of SFAS 157 will require additional disclosures in the Company's financial statements.

     In June 2006, the FASB issued FIN No. 48, Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. FIN 48 requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement and classification of income tax uncertainties, along with any related interest and penalties. Previously recorded income tax benefits that no longer meet this standard are required to be charged to earnings in the period that such determination is made. FIN 48 will also require significant additional disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006. Based upon the Company's evaluation work completed to date, the Company expects adoption to have an insignificant impact on the company's financial statements.

     In March 2006, the FASB issued SFAS No. 156, Accounting for Servicing of Financial Assets--an amendment of FASB Statement No. 140 ("SFAS 156"). Among other requirements, SFAS 156 requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in certain situations. SFAS 156 will be applied prospectively and is effective for fiscal years

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

beginning after September 15, 2006. The Company does not expect SFAS 156 to have a material impact on the Company's financial statements.

     In September 2005, the AICPA issued SOP 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts ("SOP 05-1"). SOP 05-1 provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. It is effective for internal replacements occurring in fiscal years beginning after December 15, 2006.

     In addition, in February 2007 related TPAs were issued by the AICPA to provide further clarification of SOP 05-1. The TPAs are effective concurrently with the adoption of the SOP. The Company estimates that the adoption of SOP 05-1 as of January 1, 2007 will not result in any material cumulative effect on earnings. In addition, the Company estimates that accelerated DAC and VOBA amortization will not materially reduce 2007 net income.

2.  INVESTMENTS

FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the amortized cost, gross unrealized gain and loss and estimated fair value of the Company's fixed maturity securities, the percentage that each sector represents by the total fixed maturity securities holdings at:

                                                                   DECEMBER 31, 2006
                                                   --------------------------------------------------
                                                               GROSS UNREALIZED
                                                   AMORTIZED   -----------------   ESTIMATED    % OF
                                                     COST        GAIN      LOSS    FAIR VALUE   TOTAL
                                                   ---------   --------   ------   ----------   -----
                                                                     (IN THOUSANDS)
U.S. corporate securities........................  $ 60,554     $1,042     $665     $ 60,931     56.9%
Residential mortgage-backed securities...........    22,169        351       59       22,461     21.0
Commercial mortgage-backed securities............    11,516         --       63       11,453     10.7
Foreign corporate securities.....................    10,007         58      158        9,907      9.2
U.S. Treasury/agency securities..................     1,325         35        1        1,359      1.3
Foreign government securities....................       868        131       --          999      0.9
                                                   --------     ------     ----     --------    -----
  Total fixed maturity securities................  $106,439     $1,617     $946     $107,110    100.0%
                                                   ========     ======     ====     ========    =====

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

                                                                 DECEMBER 31, 2005
                                                 --------------------------------------------------
                                                             GROSS UNREALIZED
                                                 AMORTIZED   -----------------   ESTIMATED    % OF
                                                   COST       GAIN      LOSS     FAIR VALUE   TOTAL
                                                 ---------   -------   -------   ----------   -----
                                                                   (IN THOUSANDS)
U.S. corporate securities......................  $ 87,153    $1,525    $1,194     $ 87,484     51.3%
Residential mortgage-backed securities.........    18,057        14       191       17,880     10.5
Commercial mortgage-backed securities..........    25,004        --       350       24,654     14.5
Foreign corporate securities...................    10,106        --        90       10,016      5.9
U.S. Treasury/agency securities................    13,905       189        13       14,081      8.2
Asset-backed securities........................    10,685        69         5       10,749      6.3
Foreign government securities..................     4,996       607        --        5,603      3.3
                                                 --------    ------    ------     --------    -----
  Total fixed maturity securities..............  $169,906    $2,404    $1,843     $170,467    100.0%
                                                 ========    ======    ======     ========    =====

     The Company held foreign currency derivatives with notional amounts of $2,677 thousand to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at December 31, 2006. The Company held no foreign currency derivatives at December 31, 2005.

     Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturity securities portfolio.

     The Company held fixed maturity securities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $8,801 thousand and $16,150 thousand at December 31, 2006 and 2005, respectively. These securities had net unrealized gains of $805 thousand and $1,271 thousand at December 31, 2006 and 2005, respectively. The Company did not have any non-income producing fixed maturity securities at December 31, 2006 and 2005.

     The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), are shown below:

                                                              DECEMBER 31,
                                             -----------------------------------------------
                                                      2006                     2005
                                             ----------------------   ----------------------
                                             AMORTIZED   ESTIMATED    AMORTIZED   ESTIMATED
                                               COST      FAIR VALUE     COST      FAIR VALUE
                                             ---------   ----------   ---------   ----------
                                                             (IN THOUSANDS)
Due in one year or less....................  $  6,500     $  7,200    $ 18,736     $ 18,819
Due after one year through five years......    19,063       19,198      35,520       35,919
Due after five years through ten years.....    41,832       41,238      43,261       43,090
Due after ten years........................     5,359        5,560      18,643       19,356
                                             --------     --------    --------     --------
          Subtotal.........................    72,754       73,196     116,160      117,184
Mortgage-backed and asset-backed
  securities...............................    33,685       33,914      53,746       53,283
                                             --------     --------    --------     --------
          Total fixed maturity
            securities.....................  $106,439     $107,110    $169,906     $170,467
                                             ========     ========    ========     ========

     Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

     Sales or disposals of fixed maturity securities classified as available-for-sale are as follows:

                                                          YEARS ENDED DECEMBER 31,
                                                        -----------------------------
                                                          2006       2005      2004
                                                        --------   --------   -------
                                                               (IN THOUSANDS)
Proceeds..............................................  $129,579   $108,935   $44,241
Gross investment gains................................  $    894   $    429   $ 1,806
Gross investment losses...............................  $ (2,233)  $ (1,942)  $  (624)

UNREALIZED LOSS FOR FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the estimated fair values and gross unrealized loss of the Company's fixed maturity securities (aggregated by sector) in an unrealized loss position, aggregated by length of time that the securities have been in a continuous unrealized loss position at:

                                                               DECEMBER 31, 2006
                                    ------------------------------------------------------------------------
                                                              EQUAL TO OR GREATER
                                     LESS THAN 12 MONTHS         THAN 12 MONTHS               TOTAL
                                    ----------------------   ----------------------   ----------------------
                                    ESTIMATED     GROSS      ESTIMATED     GROSS      ESTIMATED     GROSS
                                      FAIR      UNREALIZED     FAIR      UNREALIZED     FAIR      UNREALIZED
                                      VALUE        LOSS        VALUE        LOSS        VALUE        LOSS
                                    ---------   ----------   ---------   ----------   ---------   ----------
                                                  (IN THOUSANDS, EXCEPT NUMBER OF SECURITIES)
U.S. corporate securities.........   $31,492       $347       $ 9,681       $318       $41,173       $665
Residential mortgage-backed
  securities......................        --         --         2,706         59         2,706         59
Commercial mortgage-backed
  securities......................     9,970         41         1,482         22        11,452         63
Foreign corporate securities......     7,429        158            --         --         7,429        158
U.S. Treasury/agency securities...       695          1            --         --           695          1
                                     -------       ----       -------       ----       -------       ----
  Total fixed maturity
     securities...................   $49,586       $547       $13,869       $399       $63,455       $946
                                     =======       ====       =======       ====       =======       ====
Total number of securities in an
  unrealized loss position........        29                       10                       39
                                     =======                  =======                  =======

                                                               DECEMBER 31, 2005
                                    ------------------------------------------------------------------------
                                                              EQUAL TO OR GREATER
                                     LESS THAN 12 MONTHS         THAN 12 MONTHS               TOTAL
                                    ----------------------   ----------------------   ----------------------
                                    ESTIMATED     GROSS      ESTIMATED     GROSS      ESTIMATED     GROSS
                                      FAIR      UNREALIZED     FAIR      UNREALIZED     FAIR      UNREALIZED
                                      VALUE        LOSS        VALUE        LOSS        VALUE        LOSS
                                    ---------   ----------   ---------   ----------   ---------   ----------
                                                  (IN THOUSANDS, EXCEPT NUMBER OF SECURITIES)
U.S. corporate securities.........   $28,473      $  656      $14,711       $538       $43,184      $1,194
Residential mortgage-backed
  securities......................    17,555         191           --         --        17,555         191
Commercial mortgage-backed
  securities......................    24,653         350           --         --        24,653         350
Foreign corporate securities......     2,016          79          488         11         2,504          90
U.S. Treasury/agency securities...     5,798          13           --         --         5,798          13
Asset-backed securities...........     2,585           5          175         --         2,760           5
                                     -------      ------      -------       ----       -------      ------
  Total fixed maturity
     securities...................   $81,080      $1,294      $15,374       $549       $96,454      $1,843
                                     =======      ======      =======       ====       =======      ======
Total number of securities in an
  unrealized loss position........        45                       11                       56
                                     =======                  =======                  =======

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

AGING OF GROSS UNREALIZED LOSS FOR FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the amortized cost, gross unrealized losses and number of securities for fixed maturities where the estimated fair value had declined and remained below amortized cost by less than 20%, or 20% or more at:

                                                                 DECEMBER 31, 2006
                                           --------------------------------------------------------------
                                                                 GROSS UNREALIZED
                                             AMORTIZED COST            LOSS          NUMBER OF SECURITIES
                                           ------------------   ------------------   --------------------
                                           LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN    20% OR
                                              20%       MORE       20%       MORE       20%        MORE
                                           ---------   ------   ---------   ------   ----------   -------
                                                    (IN THOUSANDS, EXCEPT NUMBER OF SECURITIES)
Less than six months.....................   $32,603    $  --      $202      $  --        20          --
Six months or greater but less than nine
  months.................................     1,396       --        23         --         2          --
Nine months or greater but less than
  twelve months..........................    16,134       --       322         --         7          --
Twelve months or greater.................    14,268       --       399         --        10          --
                                            -------    -----      ----      -----        --        ----
  Total..................................   $64,401    $  --      $946      $  --        39          --
                                            =======    =====      ====      =====        ==        ====

                                                                 DECEMBER 31, 2005
                                           --------------------------------------------------------------
                                                                 GROSS UNREALIZED
                                             AMORTIZED COST            LOSS          NUMBER OF SECURITIES
                                           ------------------   ------------------   --------------------
                                           LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN    20% OR
                                              20%       MORE       20%       MORE       20%        MORE
                                           ---------   ------   ---------   ------   ----------   -------
                                                    (IN THOUSANDS, EXCEPT NUMBER OF SECURITIES)
Less than six months.....................   $69,415    $  --     $1,030     $  --        35          --
Six months or greater but less than nine
  months.................................     1,492       --         57        --         3          --
Nine months or greater but less than
  twelve months..........................    11,467       --        207        --         7          --
Twelve months or greater.................    15,923       --        549        --        11          --
                                            -------    -----     ------     -----        --        ----
  Total..................................   $98,297    $  --     $1,843     $  --        56          --
                                            =======    =====     ======     =====        ==        ====

     At December 31, 2006 the Company had $946 thousand of unrealized losses related to securities with an unrealized loss position of less than 20% of amortized cost, which represented less than 2% of the amortized cost of such securities. At December 31, 2005, the Company had $1,843 thousand, of unrealized losses related to securities with an unrealized loss position of less than 20% of amortized cost, which represented 2%, of the amortized cost of such securities.

     As of December 31, 2006 and 2005, there were no unrealized losses related to securities with an unrealized loss position greater than 20% of amortized cost.

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

     At December 31, 2006 and 2005, the Company had $946 thousand and $1,843 thousand, respectively, of gross unrealized loss related to its fixed maturity securities. These securities are concentrated, calculated as a percentage of gross unrealized loss, as follows:

                                                              DECEMBER 31,
                                                              -------------
                                                              2006    2005
                                                              -----   -----
SECTOR:
  U.S. corporate securities.................................    70%     65%
  Residential mortgage-backed securities....................     6      10
  Commercial mortgage-backed securities.....................     7      19
  Foreign corporate securities..............................    17       5
  U.S. Treasury/agency securities...........................    --       1
                                                               ---     ---
     Total..................................................   100%    100%
                                                               ===     ===
INDUSTRY:
  Industrial................................................    39%     47%
  Utility...................................................    29      15
  Finance...................................................    19       7
  Mortgage-backed...........................................    13      29
  Government................................................    --       1
  Other.....................................................    --       1
                                                               ---     ---
     Total..................................................   100%    100%
                                                               ===     ===

     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such securities are other-than-temporarily impaired. One of the criteria which the Company considers in its other-than-temporary impairment analysis is its intent and ability to hold securities for a period of time sufficient to allow for the recovery of their value to an amount equal to or greater than amortized cost. The Company's intent and ability to hold securities considers broad portfolio management objectives such as asset/liability duration management, issuer and industry segment exposures, interest rate views and the overall total return focus. In following these portfolio management objectives, changes in facts and circumstances that were present in past reporting periods may trigger a decision to sell securities that were held in prior reporting periods. Decisions to sell are based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives including liquidity needs or duration targets on asset/liability managed portfolios. The Company attempts to anticipate these types of changes and if a sale decision has been made on an impaired security and that security is not expected to recover prior to the expected time of sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an other-than-temporary impairment loss will be recognized.

     Based upon the Company's current evaluation of the securities in accordance with its impairment policy, the cause of the decline being principally attributable to the general rise in rates during the holding period and the Company's current intent and ability to hold the fixed maturity and equity securities with unrealized losses for a period of time sufficient for them to recover, the Company has concluded that the aforementioned securities are not other-than-temporarily impaired.

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

ASSETS ON DEPOSIT

     The Company had fixed maturity securities on deposit with regulatory agencies with a fair market value of $1,098 thousand and $1,081 thousand at December 31, 2006 and 2005, respectively.

MORTGAGE LOANS ON REAL ESTATE

     Mortgage loans on real estate are categorized as follows:

                                                                 DECEMBER 31,
                                                     ------------------------------------
                                                           2006                2005
                                                     -----------------   ----------------
                                                     AMOUNT    PERCENT   AMOUNT   PERCENT
                                                     -------   -------   ------   -------
                                                                (IN THOUSANDS)
Commercial mortgage loans..........................  $ 6,828      48%    $7,834     100%
Agricultural mortgage loans........................    7,464      52         --      --
                                                     -------     ---     ------     ---
  Subtotal.........................................   14,292     100%     7,834     100%
                                                                 ===                ===
Less: Valuation allowances                                --                 --
                                                     -------             ------
  Mortgage loans on real estate....................  $14,292             $7,834
                                                     =======             ======

     Mortgage loans on real estate are collateralized by properties in the United States. At December 31, 2006, 32%, 16% and 14% of the value of the Company's mortgage loans on real estate were located in Texas, Alabama and California, respectively. Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate.

NET INVESTMENT INCOME

     The components of net investment income are as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                              2006     2005     2004
                                                             ------   ------   ------
                                                                  (IN THOUSANDS)
Fixed maturity securities..................................  $8,318   $8,656   $8,912
Mortgage loans on real estate..............................     440      384      221
Cash, cash equivalents and short-term investments..........     989      471      411
Other......................................................       1       --       --
                                                             ------   ------   ------
  Total investment income..................................   9,748    9,511    9,544
Less: Investment expenses..................................     142       12       11
                                                             ------   ------   ------
  Net investment income....................................  $9,606   $9,499   $9,533
                                                             ======   ======   ======

     For the years ended December 31, 2006, 2005 and 2004, affiliated investment income of $497 thousand, $221 thousand and $158 thousand, respectively, related to short-term investments, is included in the table above.

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

NET INVESTMENT GAINS (LOSSES)

     The components of net investment gains (losses) are as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                           --------------------------
                                                            2006      2005      2004
                                                           -------   -------   ------
                                                                 (IN THOUSANDS)
Fixed maturity securities................................  $(1,339)  $(1,513)  $1,182
Mortgage loans on real estate............................       --        45      (45)
Derivatives..............................................     (117)     (229)     (11)
Other....................................................        9         3       --
                                                           -------   -------   ------
  Net investment gains (losses)..........................  $(1,447)  $(1,694)  $1,126
                                                           =======   =======   ======

     For the years ended December 31, 2006, 2005 and 2004, affiliated net investment gains (losses) of ($413) thousand, $113 thousand and $438 thousand, respectively, are included in the table above.

     The Company periodically disposes of fixed maturity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment, are attributable to declines in fair value occurring in the period of the disposition or are as a result of management's decision to sell securities based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives.

     The Company had no losses from fixed maturity securities deemed other-than-temporarily impaired, included within net investment gains (losses) for the years ended December 31, 2006, 2005 and 2004.

NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income, are as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                             --------------------------
                                                              2006     2005      2004
                                                             ------   ------   --------
                                                                   (IN THOUSANDS)
Fixed maturity securities..................................  $ 671    $ 561    $ 2,545
Amounts allocated from DAC and VOBA........................   (129)    (183)    (1,249)
Deferred income tax........................................   (190)    (132)      (454)
                                                             -----    -----    -------
Net unrealized investment gains (losses)...................  $ 352    $ 246    $   842
                                                             =====    =====    =======

     The changes in net unrealized investment gains (losses) are as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                             2006    2005      2004
                                                             ----   -------   -------
                                                                  (IN THOUSANDS)
Balance, January 1,........................................  $246   $   842   $ 2,188
Unrealized gains (losses) during the year..................   110    (1,984)   (3,102)
Unrealized gains (losses) relating to DAC and VOBA.........    54     1,066     1,032
Deferred income tax........................................   (58)      322       724
                                                             ----   -------   -------
Balance, December 31,......................................  $352   $   246   $   842
                                                             ====   =======   =======
Net change in unrealized investment gains (losses).........  $106   $  (596)  $(1,346)
                                                             ====   =======   =======

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

3.  DERIVATIVE FINANCIAL INSTRUMENTS

TYPES OF DERIVATIVE FINANCIAL INSTRUMENTS

     The following table presents the notional amounts and current market or fair value of derivative financial instruments held at:

                                                 DECEMBER 31, 2006                 DECEMBER 31, 2005
                                          -------------------------------   -------------------------------
                                                      CURRENT MARKET OR                 CURRENT MARKET OR
                                                          FAIR VALUE                        FAIR VALUE
                                          NOTIONAL   --------------------   NOTIONAL   --------------------
                                           AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                          --------   ------   -----------   --------   ------   -----------
                                                                   (IN THOUSANDS)
Interest rate swaps.....................  $10,000     $--        $254       $10,000     $--        $234
Foreign currency swaps..................    2,677      --           9            --      --          --
                                          -------     ---        ----       -------     ---        ----
  Total.................................  $12,677     $--        $263       $10,000     $--        $234
                                          =======     ===        ====       =======     ===        ====

     The following table presents the notional amounts of derivative financial instruments by maturity at December 31, 2006:

                                                                   REMAINING LIFE
                                             -----------------------------------------------------------
                                                           AFTER ONE    AFTER FIVE
                                                              YEAR        YEARS
                                             ONE YEAR OR    THROUGH      THROUGH     AFTER TEN
                                                LESS       FIVE YEARS   TEN YEARS      YEARS      TOTAL
                                             -----------   ----------   ----------   ---------   -------
                                                                   (IN THOUSANDS)
Interest rate swaps........................    $   --       $10,000        $--          $--      $10,000
Foreign currency swaps.....................     2,677            --         --           --        2,677
                                               ------       -------        ---          ---      -------
  Total....................................    $2,677       $10,000        $--          $--      $12,677
                                               ======       =======        ===          ===      =======

     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

     Foreign currency swaps are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets denominated in foreign currencies.

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

HEDGING

     The following table presents the notional amounts and fair value of derivatives by type of hedge designation at:

                                                 DECEMBER 31, 2006                 DECEMBER 31, 2005
                                          -------------------------------   -------------------------------
                                                          FAIR VALUE                        FAIR VALUE
                                          NOTIONAL   --------------------   NOTIONAL   --------------------
                                           AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                          --------   ------   -----------   --------   ------   -----------
                                                                   (IN THOUSANDS)
Non-qualifying..........................  $12,677     $--        $263       $10,000     $--        $234
                                          -------     ---        ----       -------     ---        ----
  Total.................................  $12,677     $--        $263       $10,000     $--        $234
                                          =======     ===        ====       =======     ===        ====

     The Company recognized ($69) thousand and $29 thousand of net investment gains (losses) from non-qualifying hedge settlement payments for the years ended December 31, 2006 and 2005, respectively. The Company did not recognize any net investment gains (losses) from non-qualifying settlement payments for the year ended December 31, 2004.

NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting under SFAS 133 or for purposes other than hedging: (i) interest rate swaps to economically hedge its exposure to interest rate volatility; and
(ii) foreign currency swaps to economically hedge its exposure to adverse movements in exchange rates.

     For the years ended December 31, 2006, 2005 and 2004, the Company recognized as net investment gains (losses), excluding embedded derivatives, changes in fair value of ($30) thousand, ($258) thousand and ($11) thousand, respectively, related to derivatives that do not qualify for hedge accounting.

CREDIT RISK

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's derivative transactions is represented by the fair value of contracts with a net positive fair value at the reporting date.

     The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. At both December 31, 2006 and 2005, the Company was not required to pledge and was not entitled to receive any collateral related to derivatives instruments.

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

4.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

     Information regarding DAC and VOBA is as follows:

                                                             DAC      VOBA     TOTAL
                                                           -------   ------   -------
                                                                 (IN THOUSANDS)
Balance at January 1, 2004...............................  $20,795   $1,117   $21,912
  Capitalizations........................................   29,169       --    29,169
                                                           -------   ------   -------
          Subtotal.......................................   49,964    1,117    51,081
                                                           -------   ------   -------
  Less: Amortization related to:
     Net investment gains (losses).......................      188       12       200
     Unrealized investment gains (losses)................     (978)     (54)   (1,032)
     Other expenses......................................    9,944     (574)    9,370
                                                           -------   ------   -------
          Total amortization.............................    9,154     (616)    8,538
                                                           -------   ------   -------
  Less: Dispositions and other...........................        8        2        10
                                                           -------   ------   -------
Balance at December 31, 2004.............................   40,802    1,731    42,533
  Capitalizations........................................    4,435       --     4,435
                                                           -------   ------   -------
          Subtotal.......................................   45,237    1,731    46,968
                                                           -------   ------   -------
  Less: Amortization related to:
     Net investment gains (losses).......................     (250)     (16)     (266)
     Unrealized investment gains (losses)................     (948)    (118)   (1,066)
     Other expenses......................................    6,209    1,074     7,283
                                                           -------   ------   -------
          Total amortization.............................    5,011      940     5,951
                                                           -------   ------   -------
Balance at December 31, 2005.............................   40,226      791    41,017
  Capitalizations........................................   38,916       --    38,916
                                                           -------   ------   -------
          Subtotal.......................................   79,142      791    79,933
                                                           -------   ------   -------
  Less: Amortization related to:
     Net investment gains (losses).......................   (1,764)       1    (1,763)
     Unrealized investment gains (losses)................      (39)     (15)      (54)
     Other expenses......................................    2,733       86     2,819
                                                           -------   ------   -------
          Total amortization.............................      930       72     1,002
                                                           -------   ------   -------
Balance at December 31, 2006.............................  $78,212   $  719   $78,931
                                                           =======   ======   =======

     The estimated future amortization expense allocated to other expenses for the next five years for VOBA is $190 thousand in 2007, $153 thousand in 2008, $90 thousand in 2009, $58 thousand in 2010 and $56 thousand in 2011.

     Amortization of VOBA and DAC is related to: (i) investment gains and losses and the impact of such gains and losses on the amount of the amortization; (ii) unrealized investment gains and losses to provide information regarding the amount that would have been amortized if such gains and losses had been recognized; and (iii) other expenses to provide amounts related to the gross profits originating from transactions other than investment gains and losses.

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

     In the normal course of business, the Company reviews and updates the assumptions used in establishing DAC and VOBA amortization. During 2005, the Company revised its assumptions to include the impact of variable annuity rider fees. As a result of the updated assumption, the Company re-estimated the cumulative amortization and recorded a cumulative benefit of $2,700 thousand, before income tax, causing a decrease in amortization related to other expenses for the year ended December 31, 2005. During 2004, the Company updated significant parts of the underlying assumptions used to establish DAC and VOBA amortization. As a result of the updated assumption, the Company re-estimated the cumulative amortization and recorded a cumulative charge of $4,000 thousand, before income tax, causing an increase in amortization related to other expenses for the year ended December 31, 2004.

5.  INSURANCE

VALUE OF DISTRIBUTION AGREEMENTS

     On November 30, 2006, the Company received a capital contribution from MetLife of $18,898 thousand in the form of intangible assets related to the value of distribution agreements ("VODA") of $19,514 thousand, net of deferred income tax of $616 thousand, for which the Company receives the benefit. The VODA originated through MetLife's acquisition of Travelers Insurance Company, ("Travelers"), a subsidiary of Citigroup, Inc., ("Citigroup") and is reported within other assets in the amount of $19,501 thousand at December 31, 2006. Amortization expense for the year ended December 31, 2006 was $13 thousand.

     The VODA reflects the estimated fair value of the Citigroup/Travelers distribution agreement acquired at July 1, 2005 and will be amortized in relation to the expected economic benefits of the agreement. The weighted average amortization period of the VODA is 16 years. If actual experience under the distribution agreement differs from expectations, the amortization will be adjusted to reflect actual experience.

     The use of discount rates was necessary to establish the fair value of the VODA. In selecting the appropriate discount rates, management considered its weighted average cost of capital as well as the weighted average cost of capital required by market participants. A discount rate of 11.5% was used to value the VODA.

     The estimated future amortization expense allocated to other expenses for the next five years for VODA is $279 thousand in 2007, $471 thousand in 2008, $628 thousand in 2009, $807 thousand in 2010 and $969 thousand in 2011.

SALES INDUCEMENTS

     Information regarding deferred sales inducements, which are reported in other assets, is as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                          ---------------------------
                                                           2006      2005      2004
                                                          -------   -------   -------
                                                                (IN THOUSANDS)
Balance, January 1,.....................................  $20,290   $11,907   $ 3,548
Capitalization..........................................   13,654     9,336    10,739
Amortization............................................   (1,883)     (953)   (2,380)
                                                          -------   -------   -------
Balance, December 31,...................................  $32,061   $20,290   $11,907
                                                          =======   =======   =======

     The events described in Note 4 above that impacted DAC and VOBA amortization had a similar impact on the amortization of sales inducements. For the year ended December 31, 2005, the Company recorded a cumulative benefit of $800 thousand, before income tax, causing a decrease in amortization. For the year ended December 31, 2004, the Company recorded a cumulative charge of $300 thousand, before income tax, causing an increase in amortization.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

 CONSOLIDATED FINANCIAL STATEMENTS FOR THE YEARS ENDED DECEMBER 31, 2006, 2005
                                    AND 2004
                                      AND
            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of General American Life Insurance Company

     We have audited the accompanying consolidated balance sheets of General American Life Insurance Company and subsidiaries (the "Company") as of December 31, 2006 and 2005, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2006. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of General American Life Insurance Company and subsidiaries as of December 31, 2006 and 2005, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

     As discussed in Note 1, the Company changed its method of accounting for defined benefit pension and other postretirement plans and for certain non-traditional long duration contracts and separate accounts as required by accounting guidance which the Company adopted on December 31, 2006 and January 1, 2004, respectively.

/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
April 11, 2007

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2006 AND 2005
                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)

                                                               2006      2005
                                                              -------   -------
ASSETS
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $15,282 and $14,089,
     respectively)..........................................  $16,134   $15,086
  Equity securities available-for-sale, at estimated fair
     value (cost: $205 and $199, respectively)..............      210       201
  Mortgage loans on real estate.............................      971       896
  Policy loans..............................................    2,664     2,645
  Real estate and real estate joint ventures
     held-for-investment....................................       56        54
  Other limited partnership interests.......................       20        27
  Short-term investments....................................      435       153
  Other invested assets.....................................    4,068     3,391
                                                              -------   -------
          Total investments.................................   24,558    22,453
Cash and cash equivalents...................................      357       268
Accrued investment income...................................      183       169
Premiums and other receivables..............................    3,256     2,762
Deferred policy acquisition costs and value of business
  acquired..................................................    3,388     3,139
Current income tax receivable...............................      168        --
Other assets................................................      339       332
Separate account assets.....................................    2,210     2,783
                                                              -------   -------
          Total assets......................................  $34,459   $31,906
                                                              =======   =======

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
  Future policy benefits....................................  $10,291   $ 9,539
  Policyholder account balances.............................   10,398     9,880
  Other policyholder funds..................................    2,202     1,903
  Policyholder dividends payable............................      108       106
  Long-term debt............................................    1,258       501
  Junior subordinated debt securities.......................      399       399
  Shares subject to mandatory redemption....................      159       159
  Current income tax payable................................       --        11
  Deferred income tax liability.............................    1,022       696
  Payables for collateral under securities loaned and other
     transactions...........................................    1,642     1,383
  Other liabilities.........................................    1,736     1,683
  Separate account liabilities..............................    2,210     2,783
                                                              -------   -------
          Total liabilities.................................   31,425    29,043
                                                              -------   -------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 12)
STOCKHOLDER'S EQUITY:
Common stock, par value $1.00 per share; 5,000,000 shares
  authorized;
  3,000,000 shares issued and outstanding...................        3         3
Additional paid-in capital..................................    1,839     1,836
Retained earnings...........................................      775       556
Accumulated other comprehensive income......................      417       468
                                                              -------   -------
          Total stockholder's equity........................    3,034     2,863
                                                              -------   -------
          Total liabilities and stockholder's equity........  $34,459   $31,906
                                                              =======   =======

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                       CONSOLIDATED STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004
                                 (IN MILLIONS)

                                                               2006     2005     2004
                                                              ------   ------   ------
REVENUES
Premiums....................................................  $4,647   $4,179   $3,713
Universal life and investment-type product policy fees......     226      149      293
Net investment income.......................................   1,302    1,171    1,131
Other revenues..............................................      67       57       43
Net investment gains (losses)...............................     (14)      57       74
                                                              ------   ------   ------
          Total revenues....................................   6,228    5,613    5,254
                                                              ------   ------   ------
EXPENSES
Policyholder benefits and claims............................   3,935    3,714    3,203
Interest credited to policyholder account balances..........     405      374      400
Policyholder dividends......................................     170      171      173
Other expenses..............................................   1,361    1,147    1,256
                                                              ------   ------   ------
          Total expenses....................................   5,871    5,406    5,032
                                                              ------   ------   ------
Income from continuing operations before provision for
  income tax................................................     357      207      222
Provision for income tax....................................     125       66       73
                                                              ------   ------   ------
Income from continuing operations...........................     232      141      149
Income from discontinued operations, net of income tax......      --       --        1
                                                              ------   ------   ------
Income before cumulative effect of a change in accounting,
  net of income tax.........................................     232      141      150
Cumulative effect of a change in accounting, net of income
  tax.......................................................      --       --       15
                                                              ------   ------   ------
Net income..................................................  $  232   $  141   $  165
                                                              ======   ======   ======

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004
                                 (IN MILLIONS)

                                                                          ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
                                                                         -----------------------------------------------
                                                                                               FOREIGN         DEFINED
                                                 ADDITIONAL              NET UNREALIZED       CURRENCY         BENEFIT
                            PREFERRED   COMMON    PAID-IN     RETAINED     INVESTMENT        TRANSLATION         PLAN
                              STOCK     STOCK     CAPITAL     EARNINGS   GAINS (LOSSES)      ADJUSTMENT       ADJUSTMENT   TOTAL
                            ---------   ------   ----------   --------   --------------      -----------      ----------   ------
Balance at January 1,
 2004.....................     $93        $3       $1,746       $309          $249               $24             $(5)      $2,419
Contribution of preferred
 stock by parent to
 subsidiary and retirement
 thereof..................     (93)                                                                                           (93)
Issuance of shares by
 subsidiary...............                              4                                                                       4
Capital contribution......                             93                                                                      93
Dividends on common
 stock....................                                       (40)                                                         (40)
Dividends on preferred
 stock....................                                        (6)                                                          (6)
Comprehensive income
 (loss):
 Net income...............                                       165                                                          165
 Other comprehensive
   income (loss):
   Unrealized investment
     gains (losses), net
     of related offsets
     and income tax.......                                                     107                                            107
   Foreign currency
     translation
     adjustments, net of
     income tax...........                                                                        14                           14
   Additional minimum
     pension liability
     adjustment, net of
     income tax...........                                                                                        (1)          (1)
                                                                                                                           ------
   Other comprehensive
     income (loss):.......                                                                                                    120
                                                                                                                           ------
 Comprehensive income
   (loss):................                                                                                                    285
                               ---        --       ------       ----          ----               ---             ---       ------
Balance at December 31,
 2004.....................      --         3        1,843        428           356                38              (6)       2,662
Sale of subsidiary........                              7                                                                       7
Equity transactions of
 majority owned
 subsidiary...............                            (14)                                                                    (14)
Dividends on common
 stock....................                                       (13)                                                         (13)
Comprehensive income
 (loss):
 Net income...............                                       141                                                          141
 Other comprehensive
   income (loss):
   Unrealized investment
     gains (losses), net
     of related offsets
     and income tax.......                                                      75                                             75
   Foreign currency
     translation
     adjustments, net of
     income tax...........                                                                         3                            3
   Additional minimum
     pension liability
     adjustment, net of
     income tax...........                                                                                         2            2
                                                                                                                           ------
   Other comprehensive
     income (loss):.......                                                                                                     80
                                                                                                                           ------
 Comprehensive income
   (loss):................                                                                                                    221
                               ---        --       ------       ----          ----               ---             ---       ------
Balance at December 31,
 2005.....................      --         3        1,836        556           431                41              (4)       2,863
Sale of subsidiary........                             (9)                                                                     (9)
Equity transactions of
 majority owned
 subsidiary...............                             12                                                                      12
Dividends on common
 stock....................                                       (13)                                                         (13)
Comprehensive income
 (loss):
 Net income...............                                       232                                                          232
 Other comprehensive
   income (loss):
   Unrealized investment
     gains (losses), net
     of related offsets
     and income tax.......                                                     (62)                                           (62)
   Foreign currency
     translation
     adjustments, net of
     income tax...........                                                                        11                           11
   Additional minimum
     pension liability
     adjustment, net of
     income tax...........                                                                                         1            1
                                                                                                                           ------
   Other comprehensive
     income (loss)........                                                                                                    (50)
                                                                                                                           ------
 Comprehensive income
   (loss):................                                                                                                    182
                                                                                                                           ------
 Adoption of SFAS 158, net
   of income tax..........                                                                                        (1)          (1)
                               ---        --       ------       ----          ----               ---             ---       ------
Balance at December 31,
 2006.....................     $--        $3       $1,839       $775          $369               $52             $(4)      $3,034
                               ===        ==       ======       ====          ====               ===             ===       ======

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004
                                 (IN MILLIONS)

                                                               2006      2005      2004
                                                              -------   -------   -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income..................................................  $   232   $   141   $   165
Adjustments to reconcile net income to net cash provided by
  operating activities:
     Depreciation and amortization expenses.................        8        12        14
     Amortization of premiums and accretion of discounts
       associated with investments, net.....................      (13)      (11)      (17)
     (Gains) losses from sales of investments and
       businesses, net......................................       14       (57)      (75)
     Interest credited to policyholder account balances.....      405       374       400
     Universal life and investment-type product policy
       fees.................................................     (226)     (149)     (293)
     Change in premiums and other receivables...............     (511)      (25)      151
     Change in deferred policy acquisition costs, net.......     (306)     (219)     (551)
     Change in insurance-related liabilities................      963       874       722
     Change in income tax receivable/payable................      194       (14)       90
     Change in other assets.................................       87       (93)       14
     Change in other liabilities............................       97        52       173
     Other, net.............................................      (24)       (2)      (16)
                                                              -------   -------   -------
Net cash provided by operating activities...................      920       883       777
                                                              -------   -------   -------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturity securities..............................    4,623     5,353     5,411
     Equity securities......................................       68        --        16
     Mortgage loans on real estate..........................       87       194        90
     Real estate and real estate joint ventures.............       --         6        19
     Other limited partnership interests....................        5         2        --
  Purchases of:
     Fixed maturity securities..............................   (6,056)   (6,686)   (6,783)
     Equity securities......................................      (40)      (28)      (29)
     Mortgage loans on real estate..........................     (160)      (38)     (223)
     Real estate and real estate joint ventures.............       (3)       (1)       (2)
     Other limited partnership interests....................       --        --        (1)
  Net change in short-term investments......................     (282)      (67)        4
  Proceeds from sales of businesses, net of cash disposed of
     $5, $0 and $0, respectively............................       71        37        --
  Net change in other invested assets.......................     (705)     (521)     (572)
  Other, net................................................      (50)      (18)      (52)
                                                              -------   -------   -------
Net cash used in investing activities.......................  $(2,442)  $(1,767)  $(2,122)
                                                              -------   -------   -------

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004
                                 (IN MILLIONS)

                                                               2006     2005     2004
                                                              ------   ------   ------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits...............................................  $1,446   $1,424   $2,245
     Withdrawals............................................    (828)    (953)  (1,139)
  Net change in payables for collateral under securities
     loaned and other transactions..........................     259      (78)     282
  Long-term debt issued.....................................     850       --        8
  Long-term debt repaid.....................................    (100)      (3)      (4)
  Capital contribution to parent from sales of subsidiaries,
     net....................................................      --        7       --
  Junior subordinated debt securities issued................      --      397       --
  Dividends on preferred stock..............................      --       --       (6)
  Dividends on common stock.................................     (13)     (13)     (40)
  Debt issuance costs.......................................     (13)      (6)      --
  Other, net................................................      10        5        2
                                                              ------   ------   ------
Net cash provided by financing activities...................   1,611      780    1,348
                                                              ------   ------   ------
Change in cash and cash equivalents.........................      89     (104)       3
Cash and cash equivalents, beginning of year................     268      372      369
                                                              ------   ------   ------
CASH AND CASH EQUIVALENTS, END OF YEAR......................  $  357   $  268   $  372
                                                              ======   ======   ======
Supplemental disclosures of cash flow information:
  Net cash paid during the year for:
     Interest...............................................  $   73   $   48   $   49
                                                              ======   ======   ======
     Income tax.............................................  $   --   $  143   $   36
                                                              ======   ======   ======
  Non-cash transactions during the year:
     Business dispositions:
       Assets disposed......................................  $  321   $   40   $   --
       Less: liabilities disposed...........................     236        3       --
                                                              ------   ------   ------
       Net assets disposed..................................  $   85   $   37   $   --
       Less: cash disposed..................................       5       --       --
                                                              ------   ------   ------
       Business dispositions, net of cash disposed..........  $   80   $   37   $   --
                                                              ======   ======   ======
     Transfer from funds withheld at interest to fixed
      maturity securities...................................  $   --   $   --   $  606
                                                              ======   ======   ======
     Capital contribution from parent.......................  $   --   $   --   $   93
                                                              ======   ======   ======
     Return of capital to parent from sale of subsidiary....  $   (9)  $   --   $   --
                                                              ======   ======   ======

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  BUSINESS, BASIS OF PRESENTATION, AND SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

BUSINESS

     General American Life Insurance Company ("General American") and its subsidiaries (collectively the "Company"), is a wholly-owned subsidiary of GenAmerica Financial, LLC ("GenAmerica" or the "Holding Company"). General American is a Missouri corporation incorporated in 1933. In December 2004, GenAmerica Financial Corporation, the former parent of the Company, was merged into GenAmerica, a subsidiary of Metropolitan Life Insurance Company ("Metropolitan Life"). Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc. ("MetLife").

     The Company provides insurance and financial services to individual and institutional customers. The Company offers life insurance and annuities to individuals, group insurance and reinsurance. The Company distributes its products and services primarily through a nationwide network of general agencies and independent brokers. The Company is licensed to conduct business in forty-nine states, ten Canadian provinces, Puerto Rico, and the District of Columbia. Through its subsidiaries, the Company has operations in Europe, Pacific Rim countries, Latin America, Africa and Australia.

     On May 1, 2006, the Company sold its wholly-owned subsidiary, Paragon Life Insurance Company ("Paragon"), to its ultimate parent, MetLife. Immediately following the sale, Paragon merged with and into Metropolitan Life. Paragon is included in the accompanying consolidated financial statements until the date of its sale. See Note 16.

BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of General American and Reinsurance Group of America, Incorporated ("RGA"). Intercompany accounts and transactions have been eliminated.

     The Company owned approximately 53% of RGA in 2006 and 2005 and 52% in 2004. See Note 12.

     The Company uses the equity method of accounting for investments in equity securities in which it has more than a 20% interest and for real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than a minor influence over the joint ventures' and partnerships' operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint ventures and partnership's operations.

     Minority interest related to consolidated entities included in other liabilities was $1,347 million and $1,200 million at December 31, 2006 and 2005, respectively.

     Certain amounts in the prior year periods' consolidated financial statements have been reclassified to conform with the 2006 presentation. Such reclassifications primarily included $399 million relating to junior subordinated debt securities at both December 31, 2006 and 2005, previously included in long-term debt.

     Since the Company is a member of a controlled group of affiliated companies its results may not be indicative of those of a stand-alone entity.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES assumptions that affect amounts reported in the consolidated financial statements. The most critical estimates include those used in determining:

        (i) the fair value of investments in the absence of quoted market values;

       (ii) investment impairments;

      (iii) the recognition of income on certain investments;

       (iv) the application of the consolidation rules to certain investments;

        (v) the fair value of and accounting for derivatives;

       (vi) the capitalization and amortization of deferred policy acquisition costs ("DAC") and the establishment and amortization of value of business acquired ("VOBA");

      (vii) the measurement of goodwill and related impairment, if any;

     (viii) the liability for future policy benefits;

       (ix) accounting for income taxes and the valuation of deferred tax assets;

        (x) accounting for reinsurance transactions;

       (xi) accounting for employee benefit plans; and

      (xii) the liability for litigation and regulatory matters.

     A description of such critical estimates is incorporated within the discussion of the related accounting policies which follow. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

Investments

     The Company's investments are in fixed maturity and equity securities, mortgage loans on real estate, policy loans, real estate and real estate joint ventures, other limited partnerships, short-term investments and other invested assets. The accounting policies related to each are as follows:

     Fixed Maturity and Equity Securities. The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

     Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. These dividends and interest income are recorded as part of net investment income.

     Included within fixed maturity securities are loan-backed securities including mortgage-backed and asset-backed securities. Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and asset-backed securities are obtained from broker-dealer survey values or internal estimates. For credit-sensitive mortgage-backed and asset-backed securities and certain prepayment-sensitive

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and asset-backed securities, the effective yield is recalculated on a retrospective basis.

     The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary in the period in which the determination is made. These impairments are included within net investment gains (losses) and the cost basis of fixed maturity and equity securities is reduced accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

     The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. The Company's review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

     Additionally, management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost or amortized cost (See also Note 2); (vii) unfavorable changes in forecasted cash flows on asset-backed securities; and
(viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

     Securities Lending. Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% of the fair value of the securities loaned. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions are reported as investment income and investment expense, respectively, within net investment income.

     Mortgage Loans on Real Estate. Mortgage loans on real estate are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts, and prepayment fees are reported in net investment income. Loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are established for the excess carrying value of the loan over the present value of expected future cash flows discounted at the loan's original effective interest rate, the value of the loan's collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or the loan's market value if the loan is being sold. The Company also establishes allowances for loan losses when a loss contingency exists for pools of loans with similar characteristics, such as mortgage loans based on similar property types or loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of interest is not

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES considered probable. Cash receipts on such impaired loans are recorded as a reduction of the recorded investment. Gains and losses from the sale of loans and changes in valuation allowances are reported in net investment gains (losses).

     Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date.

     Real Estate. Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company classifies a property as held-for-sale if it commits to a plan to sell a property within one year and actively markets the property in its current condition for a price that is reasonable in comparison to its fair value. The Company classifies the results of operations and the gain or loss on sale of a property that either has been disposed of or classified as held-for-sale as discontinued operations, if the ongoing operations of the property will be eliminated from the ongoing operations of the Company and if the Company will not have any significant continuing involvement in the operations of the property after the sale. Real estate held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs. Real estate is not depreciated while it is classified as held-for-sale. The Company periodically reviews its properties held-for-investment for impairment and tests properties for recoverability whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable and the carrying value of the property exceeds its fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their fair value with the impairment loss included in net investment gains (losses). Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired upon foreclosure of commercial and agricultural mortgage loans is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

     Real Estate Joint Ventures and Other Limited Partnership Interests. The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than a minor influence over the joint ventures and partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint ventures and the partnership's operations. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in real estate joint ventures and limited partnerships for impairments. For its cost method investments it follows an impairment analysis which is similar to the process followed for its fixed maturity and equity securities as described previously. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an other-than-temporary impairment is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its fair value.

     Short-term Investments. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are stated at amortized cost, which approximates fair value.

     Other Invested Assets. Other invested assets consist principally of funds withheld at interest.

     Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements. For agreements written on a modified coinsurance basis and certain agreements written on a coinsurance basis, assets supporting the reinsured policies, and equal to the net statutory reserves, are withheld and

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES continue to be legally owned by the ceding companies. The Company records a funds withheld receivable rather than the underlying investments. The Company recognizes interest on funds withheld at rates defined by the treaty terms which may be contractually specified or directly related to the investment portfolio and records it in net investment income.

     Other invested assets also include stand-alone derivatives with positive fair values and the fair value of embedded derivatives related to funds withheld and modified coinsurance contracts.

     Estimates and Uncertainties. The Company's investments are exposed to three primary sources of risk: credit, interest rate and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the recognition of impairments, the recognition of income on certain investments, and the determination of fair values.

     The determination of the amount of allowances and impairments, as applicable, are described above by investment type. The determination of such allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available. Management updates its evaluations regularly and reflects changes in allowances and impairments in operations as such evaluations are revised.

     The recognition of income on certain investments (e.g. loan-backed securities including mortgage-backed and asset-backed securities, certain investment transactions, etc.) is dependent upon market conditions, which could result in prepayments and changes in amounts to be earned.

     The fair values of publicly held fixed maturity securities and publicly held equity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of fair values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include: coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts.

     Additionally, when the Company enters into certain structured investment transactions, real estate joint ventures and other limited partnerships for which the Company may be deemed to be the primary beneficiary under Financial Accounting Standards Board ("FASB") Interpretation ("FIN") No. 46(r), Consolidation of Variable Interest Entities--An Interpretation of ARB No. 51, it may be required to consolidate such investments. The accounting rules for the determination of the primary beneficiary are complex and require evaluation of the contractual rights and obligations associated with each party involved in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party.

     The use of different methodologies and assumptions as to the timing and amount of impairments, recognition of income and the determination of the fair value of investments may have a material effect on the amounts presented within the consolidated financial statements.

Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps, forwards and futures, to manage the risk associated

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES with variability in cash flows or changes in fair values related to the Company's financial instruments. The Company also uses derivative instruments to hedge its currency exposure associated with net investments in certain foreign operations. To a lesser extent, the Company may use credit derivatives to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance contracts that have embedded derivatives.

     Freestanding derivatives are carried on the Company's consolidated balance sheet either as assets within other invested assets or as liabilities within other liabilities at fair value as determined by quoted market prices or through the use of pricing models. The determination of fair value, when quoted market values are not available, is based on valuation methodologies and assumptions deemed appropriate under the circumstances. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, market volatility, and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models. Such assumptions include estimates of volatility, interest rates, foreign currency exchange rates, other financial indices and credit ratings. Essential to the analysis of the fair value is risk of counterparty default. The use of different assumptions may have a material effect on the estimated derivative fair value amounts as well as the amount of reported net income.

     If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting pursuant to Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"), as amended, changes in the fair value of the derivative are reported in net investment gains (losses), in policyholder benefits and claims for economic hedges of liabilities embedded in certain variable annuity products offered by the Company or in net investment income for economic hedges of equity method investments in joint ventures. The fluctuations in fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the fair value of a recognized asset or liability or an unrecognized firm commitment ("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"); or (iii) a hedge of a net investment in a foreign operation. In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments and measurement of hedge effectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

     The accounting for derivatives is complex and interpretations of the primary accounting standards continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under these accounting standards. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected. Differences in judgment as to the availability and application of hedge accounting designations and the appropriate accounting treatment may result in a differing impact on the consolidated financial statements of the Company from that previously reported.

     Under a fair value hedge, changes in the fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the fair value of the hedged item related to the designated risk being hedged, are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     Under a cash flow hedge, changes in the fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity, and the deferred gains or losses on the derivative are reclassified into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     In a hedge of a net investment in a foreign operation, changes in the fair value of the hedging derivative that are measured as effective are reported within other comprehensive income (loss) consistent with the translation adjustment for the hedged net investment in the foreign operation. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses).

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the fair value or cash flows of a hedged item, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). Any asset or liability associated with a recognized firm commitment is derecognized from the consolidated balance sheet, and recorded currently in net investment gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in net investment gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the consolidated balance sheet, with changes in its fair value recognized in the current period as net investment gains (losses).

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated under SFAS 133. If the instrument would not be accounted for in its entirety at fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried on the consolidated balance sheet at fair value with the host contract and changes in their fair value are reported currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire
                                        13
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            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

contract is carried on the balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses). Additionally, the Company may elect to carry an entire contract on the balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses) if that contract contains an embedded derivative that requires bifurcation. There is a risk that embedded derivatives requiring bifurcation may not be identified and reported at fair value in the consolidated financial statements and that their related changes in fair value could materially affect reported net income.

Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents.

Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets, as appropriate. The estimated life for company occupied real estate property is generally 40 years. Estimated lives generally range from five to ten years for leasehold improvements and three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $105 million and $99 million at December 31, 2006 and 2005, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $71 million and $65 million at December 31, 2006 and 2005, respectively. Related depreciation and amortization expense was $7 million, $7 million and $6 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $56 million and $57 million at December 31, 2006 and 2005, respectively. Accumulated amortization of capitalized software was $30 million at both December 31, 2006 and 2005. Related amortization expense was $6 million, $11 million and $8 million for the years ended December 31, 2006, 2005 and 2004, respectively.

Deferred Policy Acquisition Costs and Value of Business Acquired

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as DAC. Such costs consist principally of commissions and agency and policy issue expenses. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in-force at the acquisition date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the financial statements for reporting purposes.

     DAC related to internally replaced contracts are generally expensed at the date of replacement.

     DAC and VOBA on life insurance or investment-type contracts are amortized in proportion to gross premiums, gross margins or gross profits, depending on the type of contract as described below.

     The Company amortizes DAC and VOBA related to non-participating and non-dividend-paying traditional contracts (term insurance, non-participating whole life insurance, non-medical health insurance, and traditional
                                        14
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            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

group life insurance) over the entire premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency, and investment returns at policy issuance, or policy acquisition, as it relates to VOBA, that include provisions for adverse deviation and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

     The Company amortizes DAC and VOBA related to participating, dividend-paying traditional contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties, and certain economic variables, such as inflation. For participating contracts future gross margins are also dependent upon changes in the policyholder dividend obligation. Of these factors, the Company anticipates that investment returns, expenses, persistency, and other factor changes and policyholder dividend scales are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins.

     The Company amortizes DAC and VOBA related to fixed and variable universal life contracts and fixed and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used, and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits.

     Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these changes and only changes the assumption when its long-term expectation changes.

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            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

     The Company also reviews periodically other long-term assumptions underlying the projections of estimated gross margins and profits. These include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency, and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

Goodwill

     Goodwill is the excess of cost over the fair value of net assets acquired. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment. If the carrying value of goodwill exceeds its fair value, the excess is recognized as an impairment and recorded as a charge against net income. Fair value is determined using a market multiple, a discounted cash flow model, or a cost approach. The critical estimates necessary in determining fair value are projected earnings, comparative market multiples and the discount rate.

Liability for Future Policy Benefits and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. Utilizing these assumptions, liabilities are established on a block of business basis. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 3% to 6%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts); and (ii) the liability for terminal dividends.

     Future policy benefits for non-participating traditional life insurance policies are equal to the aggregate of the present value of future benefit payments and related expenses less the present value of future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rates for the aggregate future policy benefit liabilities range from 5% to 7%.

     Participating business represented approximately 31% and 31% of General American's life insurance in-force, and 56% and 55% of the number of life insurance policies in-force, at December 31, 2006 and 2005, respectively. Participating policies represented approximately 99%, 98% and 92% of gross life insurance premiums for the years ended December 31, 2006, 2005 and 2004, respectively. Total premiums for General American were $299 million, $311 million and $365 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 3% to 11%.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 3% to 6%.

     The Company establishes future policy benefit liabilities for secondary guarantees relating to certain life policies as follows:

    Liabilities for universal and variable life secondary guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical Standard & Poor's 500 Index ("S&P") experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies and guarantees and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     Policyholder account balances ("PAB") relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. PABs are equal to (i) policy account values, which consist of an accumulation of gross premium payments and (ii) credited interest, ranging from 3% to 6% less expenses, mortality charges, and withdrawals.

Other Policyholder Funds

     Other policyholder funds include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid, and policyholder dividends left on deposit.

     The liability for policy and contract claims generally relates to incurred but not reported death, and disability claims as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits and margins, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

     The Company accounts for the prepayment of premiums on its group life and health contracts as premium received in advance and applies the cash received to premiums when due.

     Also included in other policyholder funds are policyholder dividends due and unpaid on participating policies and policyholder dividends left on deposit. Such liabilities are presented at amounts contractually due to policyholders.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

     Deposits related to universal life-type and investment-type products are credited to PABs. Revenues from such contracts consist of amounts assessed against PABs for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related PABs.

     Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

Other Revenues

     Other revenues include advisory fees, broker-dealer commissions and fees, and administrative service fees. Such fees and commissions are recognized in the period in which services are performed. Other revenues also include changes in account value relating to corporate-owned life insurance.

Policyholder Dividends

     Policyholder dividends are approved annually by the Company's board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the insurance subsidiaries.

Income Taxes

     General American joined MetLife's includable affiliates in filing a federal income tax return in 2006. The consolidating companies have executed a tax allocation agreement. Under this agreement, current federal income tax expense (benefit) is computed on a separate return basis and this agreement provides that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces federal tax expense. Pursuant to the tax allocation agreement, the amount due from affiliates is $238 million in 2006.

     Effective January 1, 2006, the Company began filing a consolidated Federal income tax return with MetLife's includable affiliates. Prior to 2006, the Company filed a separate consolidated U.S. Federal income tax return with its includable subsidiary.

Reinsurance

     The Company enters into reinsurance transactions as both a provider and a purchaser of reinsurance for its life insurance products.

     For each of its reinsurance contracts, the Company determines if the contract provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the contract. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

     For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums and are reflected as a component of premiums and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of (which do not exceed) the related insurance liabilities ceded (assumed) are recognized immediately as a loss. Any gains on such retroactive contracts are deferred and recorded in other liabilities. The gains are amortized primarily using the recovery method.

     The assumptions used to account for both long and short-duration reinsurance contracts are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

     Amounts currently recoverable under reinsurance contracts are included in premiums and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance contracts with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance contract.

     Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance contracts and are net of reinsurance ceded.

     If the Company determines that a reinsurance contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract as a deposit, net of related expenses. Deposits received are included in other liabilities and deposits made are included within other assets. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenue or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenue or other expenses, as appropriate.

     Amounts received from reinsurers for policy administration are reported in other revenues.

     Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

(i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of income.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Separate accounts not meeting the above criteria are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses.

Employee Benefit Plans

     The Company's employees, who meet specified eligibility requirements, participate in pension, other postretirement and postemployment plans in various forms. These benefit plans are accounted for following the guidance outlined in SFAS No. 87, Employers' Accounting for Pensions ("SFAS 87"), SFAS No. 106, Employers Accounting for Postretirement Benefits Other Than Pensions, SFAS No. 112, Employers Accounting for Postemployment Benefits--An Amendment of FASB Statements No. 5 and No. 43 and as of December 31, 2006, SFAS No. 158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106 and SFAS No. 132(r)("SFAS 158"). The obligations and associated expense of these plans require an extensive use of assumptions such as the discount rate, expected return on plan assets and rate of future compensation increases, healthcare cost trend rates as well as assumptions regarding participant demographics such as rate and age of retirements, withdrawal rates, and mortality. Management, in consultation with its external consulting firm, determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data, and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

     As described more fully in "Adoption of New Accounting Pronouncements", effective December 31, 2006, the Company adopted SFAS 158. Effective with the adoption of SFAS 158 on December 31, 2006, the Company recognizes the funded status of the benefit obligations for each of its plans on the consolidated balance sheet. The actuarial gains or losses, prior service costs and credits, and the remaining net transition asset or obligation that had not yet been included in net periodic benefit costs as of December 31, 2006 are now charged, net of income tax, to accumulated other comprehensive income. Additionally, these changes eliminated the additional minimum pension liability provisions of SFAS 87.

Foreign Currency

     Balance sheet accounts of foreign operations are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The local currencies of foreign operations are the functional currencies unless the local economy is highly inflationary. Translation adjustments are charged or credited directly to other comprehensive income or loss. Gains and losses from foreign currency transactions are reported as net investment gains (losses) in the period in which they occur.

Discontinued Operations

     The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in discontinued operations if the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.
                                        20
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            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

Litigation Contingencies

     The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's consolidated financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

Defined Benefit and Other Postretirement Plans

     Effective December 31, 2006, the Company adopted SFAS 158. The pronouncement revises financial reporting standards for defined benefit pension and other postretirement plans by requiring the:

         (i) recognition in the statement of financial position of the funded status of defined benefit plans measured as the difference between the fair value of plan assets and the benefit obligation, which is the projected benefit obligation for pension plans and the accumulated postretirement benefit obligation for other postretirement plans;

        (ii) recognition as an adjustment to accumulated other comprehensive income (loss), net of income tax, those amounts of actuarial gains and losses, prior service costs and credits, and net asset or obligation at transition that have not yet been included in net periodic benefit costs as of the end of the year of adoption;

       (iii) recognition of subsequent changes in funded status as a component of other comprehensive income;

        (iv) measurement of benefit plan assets and obligations as of the date of the statement of financial position; and

         (v) disclosure of additional information about the effects on the employer's statement of financial position.

     The adoption of SFAS 158 resulted in a reduction of $1 million, net of income tax, to accumulated other comprehensive income, which is included as a component of total consolidated stockholder's equity. As the Company's measurement date for its pension and other postretirement benefit plans is already December 31 there is no impact of adoption due to changes in measurement date.

Derivative Financial Instruments

     The Company has adopted guidance relating to derivative financial instruments as follows:

     Effective January 1, 2006, the Company adopted prospectively SFAS No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155"). SFAS 155 amends SFAS 133 and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 140"). SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole, eliminating the need to bifurcate the derivative from its host, if the holder elects to account for the whole instrument on a fair value basis. In addition, among other changes, SFAS 155:

         (i) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133;

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

        (ii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation;

       (iii) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and

        (iv) amends SFAS 140 to eliminate the prohibition on a qualifying special-purpose entity ("QSPE") from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial interest.

     The adoption of SFAS 155 did not have a material impact on the Company's consolidated financial statements.

     Effective October 1, 2006, the Company adopted SFAS 133 Implementation Issue No. B40, Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets ("Issue B40"). Issue B40 clarifies that a securitized interest in prepayable financial assets is not subject to the conditions in paragraph 13(b) of SFAS 133, if it meets both of the following criteria: (i) the right to accelerate the settlement if the securitized interest cannot be controlled by the investor; and (ii) the securitized interest itself does not contain an embedded derivative (including an interest rate-related derivative) for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. The adoption of Issue B40 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted prospectively SFAS 133 Implementation Issue No. B38, Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option ("Issue B38") and SFAS 133 Implementation Issue No. B39, Embedded Derivatives: Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor ("Issue B39"). Issue B38 clarifies that the potential settlement of a debtor's obligation to a creditor occurring upon exercise of a put or call option meets the net settlement criteria of SFAS 133. Issue B39 clarifies that an embedded call option, in which the underlying is an interest rate or interest rate index, that can accelerate the settlement of a debt host financial instrument should not be bifurcated and fair valued if the right to accelerate the settlement can be exercised only by the debtor (issuer/borrower) and the investor will recover substantially all of its initial net investment. The adoption of Issues B38 and B39 did not have a material impact on the Company's consolidated financial statements.

Other Pronouncements

     Effective November 15, 2006, the Company adopted SAB No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements ("SAB 108"). SAB 108 provides guidance on how prior year misstatements should be considered when quantifying misstatements in current year financial statements for purposes of assessing materiality. SAB 108 requires that registrants quantify errors using both a balance sheet an income statement approach and evaluate whether either approach results in quantifying a misstatement that, when relevant quantitative and qualitative factors are considered, is material. SAB 108 permits companies to initially apply its provisions by either restating prior financial statements or recording a cumulative effect adjustment to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings for errors that were previously deemed immaterial but are material under the guidance in SAB 108. The adoption of SAB 108 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted prospectively Emerging Issues Task Force ("EITF") Issue No. 05-7, Accounting for Modifications to Conversion Options Embedded in Debt Instruments and Related Issues ("EITF 05-7"). EITF 05-7 provides guidance on whether a modification of conversion options embedded in debt results in an extinguishment of that debt. In certain situations, companies may change the terms of an embedded conversion option as part of a debt modification. The EITF concluded that the change in the fair value of an

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES embedded conversion option upon modification should be included in the analysis of EITF Issue No. 96-19, Debtor's Accounting for a Modification or Exchange of Debt Instruments, to determine whether a modification or extinguishment has occurred and that a change in the fair value of a conversion option should be recognized upon the modification as a discount (or premium) associated with the debt, and an increase (or decrease) in additional paid-in capital. The adoption of EITF 05-7 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted EITF Issue No. 05-8, Income Tax Consequences of Issuing Convertible Debt with a Beneficial Conversion Feature ("EITF 05-8"). EITF 05-8 concludes that (i) the issuance of convertible debt with a beneficial conversion feature results in a basis difference that should be accounted for as a temporary difference; and (ii) the establishment of the deferred tax liability for the basis difference should result in an adjustment to additional paid-in capital. EITF 05-8 was applied retrospectively for all instruments with a beneficial conversion feature accounted for in accordance with EITF Issue No. 98-5, Accounting for Convertible Securities with Beneficial Conversion Features or Contingently Adjustable Conversion Ratios, and EITF Issue No. 00-27, Application of Issue No. 98-5 to Certain Convertible Instruments. The adoption of EITF 05-8 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted SFAS No. 154, Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS 154"). SFAS 154 requires retrospective application to prior periods' financial statements for a voluntary change in accounting principle unless it is deemed impracticable. It also requires that a change in the method of depreciation, amortization, or depletion for long-lived, non-financial assets be accounted for as a change in accounting estimate rather than a change in accounting principle. The adoption of SFAS 154 did not have a material impact on the Company's consolidated financial statements.

     In June 2005, the EITF reached consensus on Issue No. 04-5, Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights ("EITF 04-5"). EITF 04-5 provides a framework for determining whether a general partner controls and should consolidate a limited partnership or a similar entity in light of certain rights held by the limited partners. The consensus also provides additional guidance on substantive rights. EITF 04-5 was effective after June 29, 2005 for all newly formed partnerships and for any pre-existing limited partnerships that modified their partnership agreements after that date. For all other limited partnerships, EITF 04-5 required adoption by January 1, 2006 through a cumulative effect of a change in accounting principle recorded in opening equity or applied retrospectively by adjusting prior period financial statements. The adoption of the provisions of EITF 04-5 did not have a material impact on the Company's consolidated financial statements.

     Effective November 9, 2005, the Company prospectively adopted the guidance in FASB Staff Position ("FSP") No. FAS 140-2, Clarification of the Application of Paragraphs 40(b) and 40(c) of FAS 140 ("FSP 140-2"). FSP 140-2 clarified certain criteria relating to derivatives and beneficial interests when considering whether an entity qualifies as a QSPE. Under FSP 140-2, the criteria must only be met at the date the QSPE issues beneficial interests or when a derivative financial instrument needs to be replaced upon the occurrence of a specified event outside the control of the transferor. The adoption of FSP 140-2 did not have a material impact on the Company's consolidated financial statements.

     Effective July 1, 2005, the Company adopted SFAS No. 153, Exchanges of Nonmonetary Assets, an amendment of APB Opinion No. 29 ("SFAS 153"). SFAS 153 amended prior guidance to eliminate the exception for nonmonetary exchanges of similar productive assets and replaced it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of SFAS 153 were required to be applied prospectively for fiscal periods beginning after June 15, 2005. The adoption of SFAS 153 did not have a material impact on the Company's consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Effective July 1, 2005, the Company adopted EITF Issue No. 05-6, Determining the Amortization Period for Leasehold Improvements ("EITF 05-6"). EITF 05-6 provides guidance on determining the amortization period for leasehold improvements acquired in a business combination or acquired subsequent to lease inception. As required by EITF 05-6, the Company adopted this guidance on a prospective basis which had no material impact on the Company's consolidated financial statements.

     In June 2005, the FASB completed its review of EITF Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-1"). EITF 03-1 provides accounting guidance regarding the determination of when an impairment of debt and marketable equity securities and investments accounted for under the cost method should be considered other-than-temporary and recognized in income. EITF 03-1 also requires certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. The FASB decided not to provide additional guidance on the meaning of other-than-temporary impairment but has issued FSP Nos. FAS 115-1 and FAS 124-1, The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments ("FSP 115-1"), which nullifies the accounting guidance on the determination of whether an investment is other-than-temporarily impaired as set forth in EITF 03-1. As required by FSP 115-1, the Company adopted this guidance on a prospective basis, which had no material impact on the Company's consolidated financial statements, and has provided the required disclosures.

     In December 2004, the FASB issued FSP No. FAS 109-2, Accounting and Disclosure Guidance for the Foreign Earnings Repatriation Provision within the American Jobs Creation Act of 2004 ("FSP 109-2"). The American Jobs Creation Act of 2004 ("AJCA") introduced a one-time dividend received deduction on the repatriation of certain earnings to a U.S. taxpayer. FSP 109-2 provides companies additional time beyond the financial reporting period of enactment to evaluate the effects of the AJCA on their plans to repatriate foreign earnings for purposes of applying SFAS No. 109, Accounting for Income Taxes. FSP 109-2 did not have any impact on the Company's tax provision and deferred tax assets and liabilities.

     Effective July 1, 2004, the Company adopted EITF Issue No. 03-16, Accounting for Investments in Limited Liability Companies ("EITF 03-16"). EITF 03-16 provides guidance regarding whether a limited liability company should be viewed as similar to a corporation or similar to a partnership for purposes of determining whether a noncontrolling investment should be accounted for using the cost method or the equity method of accounting. EITF 03-16 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2004, the Company adopted Statement of Position ("SOP") 03-1 ("SOP 03-1"), as interpreted by a Technical Practice Aid ("TPA") issued by the American Institute of Certified Public Accountants ("AICPA"). SOP 03-1 provides guidance on (i) the classification and valuation of long-duration contract liabilities; (ii) the accounting for sales inducements; and (iii) separate account presentation and valuation. In June 2004, the FASB released Staff Position Paper No. 97-1, Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability ("FSP 97-1") which included clarification that unearned revenue liabilities should be considered in determining the necessary insurance benefit liability required under SOP 03-1. Since the Company had considered unearned revenue in determining its SOP 03-1 benefit liabilities, FSP 97-1 did not impact its consolidated financial statements. As a result of the adoption of SOP 03-1, effective January 1, 2004, the Company decreased future policy benefits for various guaranteed minimum death and income benefits, net of DAC and unearned revenue liability offsets under certain variable annuity and universal life contracts by approximately $15 million, net of income tax, which has been reported as a cumulative effect of a change in accounting.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

     In February 2007, the FASB issued SFAS No. 159, the Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"). SFAS 159 permits all entities the option to measure most financial instruments and certain other items at fair value at specified election dates and to report related unrealized gains and losses in earnings. The fair value option will generally be applied on an instrument-by-instrument basis and is generally an irrevocable election. SFAS 159 is effective for fiscal years beginning after November 15, 2007. The Company is evaluating which eligible financial instruments, if any, it will elect to account for at fair value under SFAS 159 and the related impact on the Company's consolidated financial statements.

     In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value in GAAP and requires enhanced disclosures about fair value measurements. SFAS 157 does not require any new fair value measurements. The pronouncement is effective for fiscal years beginning after November 15, 2007. The guidance in SFAS 157 will be applied prospectively with the exception of:
(i) block discounts of financial instruments; and (ii) certain financial and hybrid instruments measured at initial recognition under SFAS 133 which are to be applied retrospectively as of the beginning of initial adoption (a limited form of retrospective application). The Company is currently evaluating the impact of SFAS 157 on the Company's consolidated financial statements. Implementation of SFAS 157 will require additional disclosures in the Company's consolidated financial statements.

     In June 2006, the FASB issued FIN No. 48, Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. FIN 48 requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement and classification of income tax uncertainties, along with any related interest and penalties. Previously recorded income tax benefits that no longer meet this standard are required to be charged to earnings in the period that such determination is made. FIN 48 will also require significant additional disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006. Based upon the Company's preliminary evaluation work, the Company expects to recognize a reduction to the January 1, 2007 balance of retained earnings of between $1 million and $15 million.

     In March 2006, the FASB issued SFAS No. 156, Accounting for Servicing of Financial Assets--an amendment of FASB Statement No. 140 ("SFAS 156"). Among other requirements, SFAS 156 requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in certain situations. SFAS 156 will be applied prospectively and is effective for fiscal years beginning after September 15, 2006. The Company does not expect SFAS 156 to have a material impact on the Company's consolidated financial statements.

     In September 2005, the AICPA issued SOP 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts ("SOP 05-1"). SOP 05-1 provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. It is effective for internal replacements occurring in fiscal years beginning after December 15, 2006.

     In addition, in February 2007 related TPAs were issued by the AICPA to provide further clarification of SOP 05-1. The TPAs are effective concurrently with the adoption of the SOP. Based on the Company's interpretation of SOP 05-1 and related TPAs, the adoption of SOP 05-1 will result in a reduction to DAC and VOBA relating primarily to the Company's group life and health insurance contracts that contain certain rate reset provisions. The

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Company estimates that the adoption of SOP 05-1 as of January 1, 2007 will result in a cumulative effect adjustment of approximately $4 million, net of income tax, which will be recorded as a reduction to retained earnings. In addition, the Company estimates that accelerated DAC and VOBA amortization will reduce 2007 net income by less than $1 million, net of income tax.

2.  INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized gain and loss, and estimated fair value of the Company's fixed maturity and equity securities, the percentage that each sector represents by the total fixed maturity securities holdings and by the total equity securities holdings at:

                                                                    DECEMBER 31, 2006
                                                    --------------------------------------------------
                                                     COST OR    GROSS UNREALIZED
                                                    AMORTIZED   -----------------   ESTIMATED    % OF
                                                      COST        GAIN      LOSS    FAIR VALUE   TOTAL
                                                    ---------   --------   ------   ----------   -----
                                                                      (IN MILLIONS)
U.S. corporate securities.........................   $ 5,714     $  153     $ 71     $ 5,796      35.9%
Residential mortgage-backed securities............     3,158         13       33       3,138      19.5
Foreign corporate securities......................     1,890        390       13       2,267      14.1
Foreign government securities.....................     1,576        450        5       2,021      12.5
Commercial mortgage-backed securities.............     1,259         14       14       1,259       7.8
Asset-backed securities...........................       854          4        2         856       5.3
U.S. Treasury/agency securities...................       657          3        5         655       4.1
State and political subdivision securities........        72          1        1          72       0.4
Other fixed maturity securities...................       102         --       32          70       0.4
                                                     -------     ------     ----     -------     -----
  Total fixed maturity securities.................   $15,282     $1,028     $176     $16,134     100.0%
                                                     =======     ======     ====     =======     =====
Non-redeemable preferred stocks...................   $   191     $    4     $  2     $   193      91.9%
Common stocks.....................................        14          3       --          17       8.1
                                                     -------     ------     ----     -------     -----
  Total equity securities.........................   $   205     $    7     $  2     $   210     100.0%
                                                     =======     ======     ====     =======     =====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                                    DECEMBER 31, 2005
                                                    --------------------------------------------------
                                                     COST OR    GROSS UNREALIZED
                                                    AMORTIZED   -----------------   ESTIMATED    % OF
                                                      COST        GAIN      LOSS    FAIR VALUE   TOTAL
                                                    ---------   --------   ------   ----------   -----
                                                                      (IN MILLIONS)
U.S. corporate securities.........................   $ 5,665     $  237     $ 51     $ 5,851      38.8%
Residential mortgage-backed securities............     3,198         12       35       3,175      21.0
Foreign corporate securities......................     1,658        413        6       2,065      13.6
Foreign government securities.....................     1,396        454        1       1,849      12.3
Commercial mortgage-backed securities.............     1,080         16       14       1,082       7.2
Asset-backed securities...........................       522          6        3         525       3.5
U.S. Treasury/agency securities...................       434          3        2         435       2.9
State and political subdivision securities........        42          1       --          43       0.3
Other fixed maturity securities...................        94         --       33          61       0.4
                                                     -------     ------     ----     -------     -----
  Total fixed maturity securities.................   $14,089     $1,142     $145     $15,086     100.0%
                                                     =======     ======     ====     =======     =====
Common stocks.....................................   $    25     $    3     $  1     $    27      13.4%
Non-redeemable preferred stocks...................       174          3        3         174      86.6
                                                     -------     ------     ----     -------     -----
  Total equity securities.........................   $   199     $    6     $  4     $   201     100.0%
                                                     =======     ======     ====     =======     =====

     The Company held foreign currency derivatives with notional amounts of $670 million and $575 million to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at December 31, 2006 and 2005, respectively.

     Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturity securities portfolio.

     The Company held fixed maturity securities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $452 million and $416 million at December 31, 2006 and 2005, respectively. These securities had net unrealized gains of $18 million and $20 million at December 31, 2006 and 2005, respectively. There were no non-income producing fixed maturity securities at December 31, 2006. Non-income producing fixed maturity securities were less than $1 million at December 31, 2005. Unrealized gains (losses) associated with non-income producing fixed maturity securities were insignificant at both December 31, 2006 and 2005.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The cost or amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), are shown below:

                                                                 DECEMBER 31,
                                                -----------------------------------------------
                                                         2006                     2005
                                                ----------------------   ----------------------
                                                 COST OR                  COST OR
                                                AMORTIZED   ESTIMATED    AMORTIZED   ESTIMATED
                                                  COST      FAIR VALUE     COST      FAIR VALUE
                                                ---------   ----------   ---------   ----------
                                                                 (IN MILLIONS)
Due in one year or less.......................   $   326     $   331      $   232     $   234
Due after one year through five years.........     2,052       2,103        1,571       1,617
Due after five years through ten years........     2,649       2,680        2,996       3,078
Due after ten years...........................     4,984       5,767        4,490       5,375
                                                 -------     -------      -------     -------
  Subtotal....................................    10,011      10,881        9,289      10,304
Mortgage-backed and other asset-backed
  securities..................................     5,271       5,253        4,800       4,782
                                                 -------     -------      -------     -------
  Total fixed maturity securities.............   $15,282     $16,134      $14,089     $15,086
                                                 =======     =======      =======     =======

     Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

     Sales or disposals of fixed maturity and equity securities classified as available-for-sale are as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                              2006     2005     2004
                                                             ------   ------   ------
                                                                  (IN MILLIONS)
Proceeds...................................................  $3,989   $5,608   $2,555
Gross investment gains.....................................  $   47   $   99   $   96
Gross investment losses....................................  $  (67)  $  (65)  $  (32)

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the estimated fair values and gross unrealized loss of the Company's fixed maturity securities (aggregated by sector) and equity securities in an unrealized loss position, aggregated by length of time that the securities have been in a continuous unrealized loss position at:

                                                                DECEMBER 31, 2006
                                     ------------------------------------------------------------------------
                                                               EQUAL TO OR GREATER
                                      LESS THAN 12 MONTHS         THAN 12 MONTHS               TOTAL
                                     ----------------------   ----------------------   ----------------------
                                     ESTIMATED     GROSS      ESTIMATED     GROSS      ESTIMATED     GROSS
                                       FAIR      UNREALIZED     FAIR      UNREALIZED     FAIR      UNREALIZED
                                       VALUE        LOSS        VALUE        LOSS        VALUE        LOSS
                                     ---------   ----------   ---------   ----------   ---------   ----------
                                                    (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
U.S. corporate securities..........   $1,397        $19        $1,322        $ 52       $2,719        $ 71
Residential mortgage-backed
  securities.......................      855          7         1,267          26        2,122          33
Foreign corporate securities.......      407          8           139           5          546          13
Foreign government securities......      267          4            31           1          298           5
Commercial mortgage-backed
  securities.......................      319          1           508          13          827          14
Asset-backed securities............      272          1            60           1          332           2
U.S. Treasury/agency securities....      458          4            60           1          518           5
State and political subdivision
  securities.......................       29         --            13           1           42           1
Other fixed maturity securities....       71         32            --          --           71          32
                                      ------        ---        ------        ----       ------        ----
  Total fixed maturity
     securities....................   $4,075        $76        $3,400        $100       $7,475        $176
                                      ======        ===        ======        ====       ======        ====
Equity securities..................   $   49        $ 1        $   16        $  1       $   65        $  2
                                      ======        ===        ======        ====       ======        ====
Total number of securities in an
  unrealized loss position.........      907                      676                    1,583
                                      ======                   ======                   ======

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                                DECEMBER 31, 2005
                                     ------------------------------------------------------------------------
                                                               EQUAL TO OR GREATER
                                      LESS THAN 12 MONTHS         THAN 12 MONTHS               TOTAL
                                     ----------------------   ----------------------   ----------------------
                                     ESTIMATED     GROSS      ESTIMATED     GROSS      ESTIMATED     GROSS
                                       FAIR      UNREALIZED     FAIR      UNREALIZED     FAIR      UNREALIZED
                                       VALUE        LOSS        VALUE        LOSS        VALUE        LOSS
                                     ---------   ----------   ---------   ----------   ---------   ----------
                                                    (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
U.S. corporate securities..........   $2,154        $44         $179         $ 7        $2,333        $ 51
Residential mortgage-backed
  securities.......................    2,178         29          182           6         2,360          35
Foreign corporate securities.......      242          5           12           1           254           6
Foreign government securities......       87          1           --          --            87           1
Commercial mortgage-backed
  securities.......................      716         14           13          --           729          14
Asset-backed securities............      200          2           41           1           241           3
U.S. Treasury/agency securities....      214          2            1          --           215           2
State and political subdivision
  securities.......................        7         --           --          --             7          --
Other fixed maturity securities....       --         --           38          33            38          33
                                      ------        ---         ----         ---        ------        ----
  Total fixed maturity
     securities....................   $5,798        $97         $466         $48        $6,264        $145
                                      ======        ===         ====         ===        ======        ====
Equity securities..................   $   92        $ 3         $  7         $ 1        $   99        $  4
                                      ======        ===         ====         ===        ======        ====
Total number of securities in an
  unrealized loss position.........    1,118                     108                     1,226
                                      ======                    ====                    ======

AGING OF GROSS UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized loss and number of securities for fixed maturity and equity securities, where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more at:

                                                                 DECEMBER 31, 2006
                                            ------------------------------------------------------------
                                                 COST OR          GROSS UNREALIZED        NUMBER OF
                                              AMORTIZED COST            LOSS              SECURITIES
                                            ------------------   ------------------   ------------------
                                            LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                               20%       MORE       20%       MORE       20%       MORE
                                            ---------   ------   ---------   ------   ---------   ------
                                                     (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
Less than six months......................   $3,369      $ 8       $ 58        $2         621         4
Six months or greater but less than nine
  months..................................      184       --          3        --          78        --
Nine months or greater but less than
  twelve months...........................      640       --         14        --         204        --
Twelve months or greater..................    3,516        1        101        --         675         1
                                             ------      ---       ----        --       -----      ----
  Total...................................   $7,709      $ 9       $176        $2       1,578         5
                                             ======      ===       ====        ==       =====      ====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                                 DECEMBER 31, 2005
                                            ------------------------------------------------------------
                                                 COST OR          GROSS UNREALIZED        NUMBER OF
                                              AMORTIZED COST            LOSS              SECURITIES
                                            ------------------   ------------------   ------------------
                                            LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                               20%       MORE       20%       MORE       20%       MORE
                                            ---------   ------   ---------   ------   ---------   ------
                                                     (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
Less than six months......................   $5,148      $ 2       $ 79        $1         960         3
Six months or greater but less than nine
  months..................................      251       --          6        --          51         1
Nine months or greater but less than
  twelve months...........................      589       --         14        --         103        --
Twelve months or greater..................      520        2         49        --         107         1
                                             ------      ---       ----        --       -----      ----
  Total...................................   $6,508      $ 4       $148        $1       1,221         5
                                             ======      ===       ====        ==       =====      ====

     At December 31, 2006 and 2005, $176 million and $148 million, respectively, of unrealized losses related to securities with an unrealized loss position of less than 20% of cost or amortized cost, which represented 2% of the cost or amortized cost of such securities.

     At December 31, 2006, $2 million of unrealized losses related to securities with an unrealized loss position of 20% or more of cost or amortized cost, which represented 22% of the cost or amortized cost of such securities. All such unrealized losses were in an unrealized loss position for less than six months. At December 31, 2005, $1 million of unrealized losses related to securities with an unrealized loss position of 20% or more of cost or amortized cost, which represented 25% of the cost or amortized cost of such securities. All such unrealized losses were in an unrealized loss position for less than six months.

     The Company held one fixed maturity security with a gross unrealized loss at December 31, 2006 of equal to or greater than $10 million. This security represented approximately 6%, or $10 million, of the gross unrealized loss on fixed maturity and equity securities. The Company held no fixed maturity or equity securities with a gross unrealized loss at December 31, 2005 greater than $10 million.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     At December 31, 2006 and 2005, the Company had $178 million and $149 million, respectively, of gross unrealized loss related to its fixed maturity and equity securities. These securities are concentrated, calculated as a percentage of gross unrealized loss, as follows:

                                                              DECEMBER 31,
                                                              -------------
                                                              2006    2005
                                                              -----   -----
SECTOR:
U.S. corporate securities...................................    40%     34%
Residential mortgage-backed securities......................    19      23
Foreign corporate securities................................     7       4
Foreign government securities...............................     3       1
Commercial mortgage-backed securities.......................     8       9
U.S. Treasury/agency securities.............................     3       1
Other.......................................................    20      28
                                                               ---     ---
  Total.....................................................   100%    100%
                                                               ===     ===
INDUSTRY:
Mortgage-backed.............................................    27%     32%
Industrial..................................................    16       9
Utility.....................................................    13       4
Finance.....................................................    11       4
Government..................................................     6       2
Other.......................................................    27      49
                                                               ---     ---
  Total.....................................................   100%    100%
                                                               ===     ===

     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such securities are other-than-temporarily impaired. One of the criteria which the Company considers in its other-than-temporary impairment analysis is its intent and ability to hold securities for a period of time sufficient to allow for the recovery of their value to an amount equal to or greater than cost or amortized cost. The Company's intent and ability to hold securities considers broad portfolio management objectives such as asset/liability duration management, issuer and industry segment exposures, interest rate views and the overall total return focus. In following these portfolio management objectives, changes in facts and circumstances that were present in past reporting periods may trigger a decision to sell securities that were held in prior reporting periods. Decisions to sell are based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives including liquidity needs or duration targets on asset/liability managed portfolios. The Company attempts to anticipate these types of changes and if a sale decision has been made on an impaired security and that security is not expected to recover prior to the expected time of sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an other-than-temporary impairment loss will be recognized.

     Based upon the Company's current evaluation of the securities in accordance with its impairment policy, the cause of the decline being principally attributable to the general rise in rates during the holding period, and the Company's current intent and ability to hold the fixed maturity and equity securities with unrealized losses for a period of time sufficient for them to recover, the Company has concluded that the aforementioned securities are not other-than-temporarily impaired.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

SECURITIES LENDING

     The Company participates in a securities lending program whereby blocks of securities, which are included in fixed maturity and equity securities, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $1,566 million and $1,266 million and an estimated fair value of $1,587 million and $1,312 million were on loan under the program at December 31, 2006 and 2005, respectively. Securities loaned under such transactions may be sold or repledged by the transferee. The Company was liable for cash collateral under its control of $1,640 million and $1,371 million at December 31, 2006 and 2005, respectively. There was no security collateral on deposit from customers in connection with securities lending transactions at December 31, 2006 and 2005.

ASSETS ON DEPOSIT AND HELD IN TRUST

     The Company had assets on deposit with regulatory agencies with a fair market value of $1,009 million and $842 million at December 31, 2006 and 2005, respectively, consisting primarily of fixed maturity securities. Company securities held in trust to satisfy collateral requirements had an amortized cost of $2,228 million and $1,452 million at December 31, 2006 and 2005, respectively, consisting primarily of fixed maturity securities.

MORTGAGE LOANS ON REAL ESTATE

     Mortgage loans on real estate were categorized as follows:

                                                                  DECEMBER 31,
                                                       -----------------------------------
                                                             2006               2005
                                                       ----------------   ----------------
                                                       AMOUNT   PERCENT   AMOUNT   PERCENT
                                                       ------   -------   ------   -------
                                                                  (IN MILLIONS)
Commercial mortgage loans............................   $925       95%     $883       98%
Agricultural mortgage loans..........................     46        5        14        2
                                                        ----      ---      ----      ---
  Subtotal...........................................    971      100%      897      100%
                                                                  ===                ===
Less: Valuation allowances...........................     --                  1
                                                        ----               ----
  Mortgage loans on real estate......................   $971               $896
                                                        ====               ====

     Mortgage loans are collateralized by properties primarily located in the United States. At December 31, 2006, 21%, 9% and 8% of the value of the Company's mortgage loans on real estate were located in California, Florida and Illinois, respectively. Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate.

     Information regarding loan valuation allowances for mortgage loans on real estate is as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2006      2005      2004
                                                              ------    ------    ------
                                                                    (IN MILLIONS)
Balance at January 1........................................    $ 1       $ 3       $ 2
Additions...................................................     --        --         2
Deductions..................................................     (1)       (2)       (1)
                                                                ---       ---       ---
Balance at December 31......................................    $--       $ 1       $ 3
                                                                ===       ===       ===

     The Company's impaired mortgage loans on real estate with valuation allowances was $6 million for the year ended December 31, 2006. The valuation allowances associated with these mortgages was less than $1 million for the year ended December 31, 2006. There were no impaired mortgage loans on real estate without valuation

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES allowances for the year ended December 31, 2006. The Company did not have impaired mortgage loans on real estate for the year ended December 31, 2005.

     The average investment in impaired loans was $1 million, $3 million and $11 million for the years ended December 31, 2006, 2005 and 2004, respectively. Interest income on impaired loans was less than $1 million for both the years ended December 31, 2006 and 2005, and $2 million for the year ended December 31, 2004.

REAL ESTATE AND REAL ESTATE JOINT VENTURES

     Real estate and real estate joint ventures consisted of the following:

                                                              DECEMBER 31,
                                                              -------------
                                                              2006    2005
                                                              -----   -----
                                                              (IN MILLIONS)
Real estate.................................................  $ 68    $ 67
Accumulated depreciation....................................   (14)    (13)
                                                              ----    ----
Net real estate.............................................    54      54
Real estate joint ventures..................................     2      --
                                                              ----    ----
Real estate and real estate joint ventures..................  $ 56    $ 54
                                                              ====    ====

     All of the Company's real estate and real estate joint ventures are classified as held-for-investment. Related depreciation expense was $1 million for each of the years ended December 31, 2006, 2005 and 2004.

     The Company did not own real estate acquired in satisfaction of debt at December 31, 2006 and 2005.

     Real estate and real estate joint ventures were categorized as follows:

                                                                  DECEMBER 31,
                                                       -----------------------------------
                                                             2006               2005
                                                       ----------------   ----------------
                                                       AMOUNT   PERCENT   AMOUNT   PERCENT
                                                       ------   -------   ------   -------
                                                                  (IN MILLIONS)
Office...............................................   $37        66%     $37        69%
Retail...............................................     2         4%      --         0%
Industrial...........................................    17        30%      17        31%
                                                        ---       ---      ---       ---
     Total...........................................   $56       100%     $54       100%
                                                        ===       ===      ===       ===

     At December 31, 2006, 96% and 4% of the Company's real estate holdings were located in California and Florida, respectively.

FUNDS WITHHELD AT INTEREST

     Funds withheld at interest, included in other invested assets, were $3,806 million and $3,316 million at December 31, 2006 and 2005, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

NET INVESTMENT INCOME

     The components of net investment income are as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                              2006     2005     2004
                                                             ------   ------   ------
                                                                  (IN MILLIONS)
Fixed maturity securities..................................  $  864   $  772   $  700
Equity securities..........................................      16       11       19
Mortgage loans on real estate..............................      63       75       76
Real estate and real estate joint ventures.................      12       11       14
Policy loans...............................................     154      159      159
Other limited partnership interests........................      (1)      (5)      (4)
Cash, cash equivalents and short-term investments..........      17       11        6
Interest on funds held at interest.........................     257      192      225
Other......................................................      16        9      (25)
                                                             ------   ------   ------
  Total investment income..................................   1,398    1,235    1,170
Less: Investment expenses..................................      96       64       39
                                                             ------   ------   ------
  Net investment income....................................  $1,302   $1,171   $1,131
                                                             ======   ======   ======

     For the years ended December 31, 2006, 2005 and 2004, affiliated investment income of $4 million, less than $1 million and $3 million, respectively, related to fixed maturity securities and short-term investments, is included in the table above.

NET INVESTMENT GAINS (LOSSES)

     The components of net investment gains (losses) are as follows:

                                                                 YEARS ENDED
                                                                 DECEMBER 31,
                                                              ------------------
                                                              2006   2005   2004
                                                              ----   ----   ----
                                                                (IN MILLIONS)
Fixed maturity securities...................................  $(27)  $32    $46
Equity securities...........................................     6    --      4
Mortgage loans on real estate...............................     1    10      1
Real estate and real estate joint ventures..................    --     4      2
Other limited partnership interests.........................    --    --     (3)
Derivatives.................................................     8   (15)    31
Other.......................................................    (2)   26     (7)
                                                              ----   ---    ---
  Net investment gains (losses).............................  $(14)  $57    $74
                                                              ====   ===    ===

     There were no affiliated investment gains (losses) for the year ended December 31, 2006. For the years ended December 31, 2005 and 2004, affiliated investment gains (losses) of $29 million and $7 million, respectively, are included in the table above.

     The Company periodically disposes of fixed maturity and equity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment, are attributable to declines in fair value occurring in the period of the disposition or are as a result of management's decision to sell securities based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Losses from fixed maturity and equity securities deemed other-than-temporarily impaired, included within net investment gains (losses), were $1 million, $2 million and $14 million for the years ended December 31, 2006, 2005 and 2004, respectively.

NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income, are as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                               2006     2005     2004
                                                              ------   ------   ------
                                                                   (IN MILLIONS)
Fixed maturity securities...................................   $852     $997     $848
Equity securities...........................................      5        2        6
Derivatives.................................................     (2)      (2)       1
Minority interest...........................................   (159)    (171)    (105)
Other invested assets.......................................    (20)     (39)     (57)
                                                               ----     ----     ----
  Subtotal..................................................    676      787      693
                                                               ----     ----     ----
Amounts allocated from:
  Deferred policy acquisition costs.........................    (27)     (45)     (87)
                                                               ----     ----     ----
Deferred income tax.........................................   (280)    (311)    (250)
                                                               ----     ----     ----
  Subtotal..................................................   (307)    (356)    (337)
                                                               ----     ----     ----
Net unrealized investment gains (losses)....................   $369     $431     $356
                                                               ====     ====     ====

     The changes in net unrealized investment gains (losses) are as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                               2006     2005     2004
                                                              ------   ------   ------
                                                                   (IN MILLIONS)
Balance, January 1,.........................................   $431     $356     $249
Unrealized investment gains (losses) during the year........   (111)      94      107
Unrealized gains (losses) relating to:
  DAC and VOBA..............................................     18       42       77
  Deferred income tax.......................................     31      (61)     (77)
                                                               ----     ----     ----
Balance, December 31,.......................................   $369     $431     $356
                                                               ====     ====     ====
Net change in unrealized investment gains (losses)..........   $(62)    $ 75     $107
                                                               ====     ====     ====

STRUCTURED INVESTMENT TRANSACTIONS

     The Company invests in structured notes and similar type instruments, which generally provide equity-based returns on debt securities. The carrying value of such investments, included in fixed maturity securities, was approximately $71 million and $61 million at December 31, 2006 and 2005, respectively. The related net investment income recognized was $9 million, $3 million and $5 million for the years ended December 31, 2006, 2005 and 2004, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

VARIABLE INTEREST ENTITIES

     The following table presents the total assets of and maximum exposure to loss relating to VIEs for which the Company has concluded that it holds significant variable interests but it is not the primary beneficiary and which have not been consolidated:

                                                                     DECEMBER 31, 2006
                                                                  ------------------------
                                                                  NOT PRIMARY BENEFICIARY
                                                                  ------------------------
                                                                                 MAXIMUM
                                                                    TOTAL      EXPOSURE TO
                                                                  ASSETS(1)      LOSS(2)
                                                                  ----------   -----------
                                                                       (IN MILLIONS)
    Other limited partnership interests(3)......................    $   14         $ 6
    Other investments(4)........................................     2,754          56
                                                                    ------         ---
      Total.....................................................    $2,768         $62
                                                                    ======         ===

---------------

(1) The assets of the other limited partnership interests and other investments are reflected at the carrying amounts at which such assets would have been reflected on the Company's balance sheet had the Company consolidated the VIE from the date of its initial investment in the entity.

(2) The maximum exposure to loss relating to other limited partnership interests and other investments is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by other partners.

(3) Other limited partnership interests include partnerships established for the purpose of investing in public and private debt and equity securities, as well as limited partnerships.

(4) Other investments include securities that are not asset-backed securitizations or collateralized debt obligations.

3.  DERIVATIVE FINANCIAL INSTRUMENTS

TYPES OF DERIVATIVE FINANCIAL INSTRUMENTS

     The following table presents the notional amounts and current market or fair value of derivative financial instruments held at:

                                                   DECEMBER 31, 2006                 DECEMBER 31, 2005
                                            -------------------------------   -------------------------------
                                                        CURRENT MARKET OR                 CURRENT MARKET OR
                                                            FAIR VALUE                        FAIR VALUE
                                            NOTIONAL   --------------------   NOTIONAL   --------------------
                                             AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                            --------   ------   -----------   --------   ------   -----------
                                                                      (IN MILLIONS)
Interest rate swaps.......................   $  359     $29         $2         $  377     $38         $ 1
Financial futures.........................      213       2         --             --      --          --
Foreign currency swaps....................       31      --          4             33       1           3
Foreign currency forwards.................      643      20         --            546      --          37
Financial forwards........................       --      --          1             --      --          --
Credit default swaps......................      241      --         --            155      --          --
                                             ------     ---         --         ------     ---         ---
  Total...................................   $1,487     $51         $7         $1,111     $39         $41
                                             ======     ===         ==         ======     ===         ===

     The above table does not include notional values for equity variance swaps. At both December 31, 2006 and 2005, the Company owned 4,500 equity variance swaps contracts. Market values of equity variance swaps are included in financial forwards in the preceding table.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following table presents the notional amounts of derivative financial instruments by maturity at December 31, 2006:

                                                                    REMAINING LIFE
                                              ----------------------------------------------------------
                                                            AFTER ONE    AFTER FIVE
                                                               YEAR        YEARS
                                              ONE YEAR OR    THROUGH      THROUGH     AFTER TEN
                                                 LESS       FIVE YEARS   TEN YEARS      YEARS     TOTAL
                                              -----------   ----------   ----------   ---------   ------
                                                                    (IN MILLIONS)
Interest rate swaps.........................     $ 46          $ 71         $ 87        $155      $  359
Financial futures...........................      213            --           --          --         213
Foreign currency swaps......................       --             6           14          11          31
Foreign currency forwards...................      643            --           --          --         643
Credit default swaps........................       --           231           10          --         241
                                                 ----          ----         ----        ----      ------
  Total.....................................     $902          $308         $111        $166      $1,487
                                                 ====          ====         ====        ====      ======

     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

     In exchange-traded interest rate (Treasury and swap) futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange.

     Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The value of interest rate futures is substantially impacted by changes in interest rates and they can be used to modify or hedge existing interest rate risk.

     Foreign currency derivatives, including foreign currency swaps and foreign currency forwards, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

     In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date.

     Equity variance swaps are used by the Company primarily to hedge liabilities. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. Equity variance swaps are included in financial forwards in the preceding table.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to insure credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered.

HEDGING

     The following table presents the notional amounts and fair value of derivatives by type of hedge designation at:

                                                   DECEMBER 31, 2006                 DECEMBER 31, 2005
                                            -------------------------------   -------------------------------
                                                            FAIR VALUE                        FAIR VALUE
                                            NOTIONAL   --------------------   NOTIONAL   --------------------
                                             AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                            --------   ------   -----------   --------   ------   -----------
                                                                      (IN MILLIONS)
Fair value................................   $    3     $--        $  --       $    5     $ 1         $--
Cash flow.................................        9      --           --           26      --           3
Non-qualifying............................    1,475      51            7        1,080      38          38
                                             ------     ---        -----       ------     ---         ---
  Total...................................   $1,487     $51        $   7       $1,111     $39         $41
                                             ======     ===        =====       ======     ===         ===

     The Company recognized insignificant net investment income (expense) from qualifying settlement payments for the years ended December 31, 2006, 2005 and 2004.

     The Company recognized net investment gains from non-qualifying settlement payments of $3 million, $11 million, and $18 million for the years ended December 31, 2006, 2005 and 2004, respectively.

FAIR VALUE HEDGES

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of SFAS 133: (i) interest rate swaps to convert fixed rate investments to floating rate investments; and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments and liabilities.

     The Company recognized insignificant amounts in net investment gains (losses) representing the ineffective portion of all fair value hedges for the years ended December 31, 2006, 2005 and 2004. Changes in the fair value of the derivatives and the hedged items were insignificant for the years ended December 31, 2006, 2005 and 2004.

     All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness. There were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges, when they have met the requirements of SFAS 133: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities into fixed rate liabilities; and
(iii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments.

     For the year ended December 31, 2006, the Company recognized no net investment gains (losses) as the ineffective portion of all cash flow hedges. For the years ended December 31, 2005 and 2004, the Company recognized insignificant amounts in net investment gains (losses), which represent the ineffective portion of all cash flow hedges.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness. There were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by SFAS 133. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments for the years ended December 31, 2006, 2005 and 2004.

     For the year ended December 31, 2006, the net amount deferred in other comprehensive income (loss) relating to cash flow hedges was insignificant. For the years ended December 31, 2005 and 2004, the net amount deferred in other comprehensive income (loss) relating to cash flow hedges was ($2) million and $1 million, respectively. At both December 31, 2006 and 2005, the net amount accumulated in other comprehensive income (loss) relating to cash flow hedges was ($2) million. At December 31, 2004, the net amount accumulated in other comprehensive income (loss) relating to cash flow hedges was $1 million.

     At December 31, 2006, an insignificant amount of the deferred net loss on derivatives accumulated in other comprehensive income (loss) is expected to be reclassified to earnings during the year ending December 31, 2007.

NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting under SFAS 133 or for purposes other than hedging: (i) interest rate swaps to economically hedge its exposure to interest rate volatility; (ii) foreign currency forwards and swaps to economically hedge its exposure to adverse movements in exchange rates; (iii) credit default swaps to minimize its exposure to adverse movements in credit; (iv) credit default swaps to diversify credit risk exposure to certain portfolios; and (v) equity variance swaps and interest rate futures to economically hedge liabilities embedded in certain variable annuity products.

     For the years ended December 31, 2006, 2005 and 2004, the Company recognized as net investment gains (losses), excluding embedded derivatives, changes in fair value of ($3) million, ($34) million and ($13) million, respectively, related to derivatives that do not qualify for hedge accounting.

EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives which are required to be separated from their host contracts and accounted for as derivatives. These host contracts include modified coinsurance contracts. The fair value of the Company's embedded derivative assets was $57 million and $50 million at December 31, 2006 and 2005, respectively. The fair value of the Company's embedded derivative liabilities was $2 million at December 31, 2006. The amounts recorded and included in net investment gains (losses) during the years ended December 31, 2006, 2005 and 2004 were gains of $7 million, $7 million and $26 million, respectively.

CREDIT RISK

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's derivative transactions is represented by the fair value of contracts with a net positive fair value at the reporting date.

     The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company enters into various collateral arrangements, which require the accepting of collateral in connection with its derivative instruments.

     As of December 31, 2006 and 2005, the Company was obligated to return cash collateral under its control of $2 million and $12 million, respectively. This unrestricted cash collateral is included in cash and cash equivalents and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets.

     In addition, the Company has exchange traded futures, which require the pledging of collateral. As of December 31, 2006, the Company pledged collateral of $2 million, which is included in fixed maturity securities. As of December 31, 2005, the Company had no pledged collateral. The counterparties are permitted by contract to sell or repledge this collateral.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

4.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

     Information regarding DAC and VOBA is as follows:

                                                               DAC     VOBA   TOTAL
                                                              ------   ----   ------
                                                                  (IN MILLIONS)
Balance at January 1, 2004..................................  $2,003   $636   $2,639
  Capitalizations...........................................     960     --      960
                                                              ------   ----   ------
          Subtotal..........................................   2,963    636    3,599
                                                              ------   ----   ------
  Less: Amortization related to:
     Net investment gains (losses)..........................       3      1        4
     Unrealized investment gains (losses)...................      --    (77)     (77)
     Other expenses.........................................     450     41      491
                                                              ------   ----   ------
          Total amortization................................     453    (35)     418
                                                              ------   ----   ------
  Less: Dispositions and other..............................    (107)    23      (84)
                                                              ------   ----   ------
Balance at December 31, 2004................................   2,617    648    3,265
  Capitalizations...........................................     649     --      649
                                                              ------   ----   ------
          Subtotal..........................................   3,266    648    3,914
                                                              ------   ----   ------
  Less: Amortization related to:
     Net investment gains (losses)..........................      12      2       14
     Unrealized investment gains (losses)...................     (28)   (14)     (42)
     Other expenses.........................................     652     31      683
                                                              ------   ----   ------
          Total amortization................................     636     19      655
                                                              ------   ----   ------
  Less: Dispositions and other..............................     120     --      120
                                                              ------   ----   ------
Balance at December 31, 2005................................   2,510    629    3,139
  Capitalizations...........................................     761     --      761
                                                              ------   ----   ------
          Subtotal..........................................   3,271    629    3,900
                                                              ------   ----   ------
  Less: Amortization related to:
     Net investment gains (losses)..........................       2     (2)      --
     Unrealized investment gains (losses)...................      (3)   (15)     (18)
     Other expenses.........................................     570    (15)     555
                                                              ------   ----   ------
          Total amortization................................     569    (32)     537
                                                              ------   ----   ------
  Less: Dispositions and other..............................     (52)    27      (25)
                                                              ------   ----   ------
Balance at December 31, 2006................................  $2,754   $634   $3,388
                                                              ======   ====   ======

     The estimated future amortization expense allocated to other expenses for the next five years for VOBA is $32 million in 2007, $35 million in 2008, $34 million in 2009, $32 million in 2010 and $36 million in 2011.

     Amortization of DAC and VOBA is related to (i) investment gains and losses and the impact of such gains and losses on the amount of the amortization; (ii) unrealized investment gains and losses to provide information regarding the amount that would have been amortized if such gains and losses had been recognized; and (iii) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

5.  GOODWILL

     Goodwill is the excess of cost over the fair value of net assets acquired and is included in other assets. Information regarding goodwill is as follows:

                                                              DECEMBER 31,
                                                              -------------
                                                              2006    2005
                                                              -----   -----
                                                              (IN MILLIONS)
Balance at January 1,.......................................  $134    $134
Dispositions and other, net.................................    (3)     --
                                                              ----    ----
Balance at December 31,.....................................  $131    $134
                                                              ====    ====

6.  INSURANCE

SEPARATE ACCOUNTS

     Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $1,997 million and $2,435 million at December 31, 2006 and 2005, respectively, for which the policyholder assumes all investment risk, and separate accounts with a minimum return or account value for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $213 million and $348 million at December 31, 2006 and 2005, respectively. The average interest rate credited on these contracts was 4.0% for each of the years ended December 31, 2006 and 2005.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $84 million, $113 million and $110 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     For the years ended December 31, 2006, 2005 and 2004, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

GUARANTEES

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return"). The Company also issues annuity contracts that apply a lower rate of funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize ("two tier annuities"). These guarantees include benefits that are payable in the event of death or at annuitization.

     The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee benefit.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts is as follows:

                                                               AT DECEMBER 31,
                                       ---------------------------------------------------------------
                                                    2006                             2005
                                       ------------------------------   ------------------------------
                                           IN THE            AT             IN THE            AT
                                       EVENT OF DEATH   ANNUITIZATION   EVENT OF DEATH   ANNUITIZATION
                                       --------------   -------------   --------------   -------------
                                                                (IN MILLIONS)
ANNUITY CONTRACTS(1)
TWO TIER ANNUITIES
  General account value..............       N/A               $296           N/A               $299
  Net amount at risk(2)..............       N/A                $53(4)        N/A                $36(4)
  Average attained age of                   N/A           58 years           N/A           58 years
     contractholders.................

                                                              AT DECEMBER 31,
                                             -------------------------------------------------
                                                      2006                      2005
                                             -----------------------   -----------------------
                                             SECONDARY     PAID UP     SECONDARY     PAID UP
                                             GUARANTEES   GUARANTEES   GUARANTEES   GUARANTEES
                                             ----------   ----------   ----------   ----------
                                                               (IN MILLIONS)
UNIVERSAL AND VARIABLE LIFE CONTRACTS(1)
Account value (general and separate
  account).................................    $1,024        N/A           $924        N/A
Net amount at risk(2)......................   $19,066(3)     N/A        $19,900(3)     N/A
Average attained age of policyholders......  56 years        N/A       55 years        N/A

---------------

(1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

(2) The net amount at risk is based on the direct amount at risk (excluding reinsurance).

(3) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

(4) The net amount at risk for two tier annuities is based on the excess of the upper tier, adjusted for a profit margin, less the lower tier.

     Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts is as follows:

                                                                            UNIVERSAL AND
                                          ANNUITY CONTRACTS            VARIABLE LIFE CONTRACTS
                                      --------------------------   -------------------------------
                                      GUARANTEED    GUARANTEED
                                        DEATH      ANNUITIZATION   SECONDARY     PAID UP
                                       BENEFITS      BENEFITS      GUARANTEES   GUARANTEES   TOTAL
                                      ----------   -------------   ----------   ----------   -----
                                                             (IN MILLIONS)
Balance at January 1, 2004..........     N/A            $7             $5          N/A        $12
Incurred guaranteed benefits........     N/A            --              2          N/A          2
Paid guaranteed benefits............     N/A            --             (2)         N/A         (2)
                                         ---            --             --          ---        ---
Balance at December 31, 2004........     N/A             7              5          N/A         12
Incurred guaranteed benefits........     N/A            --              1          N/A          1
                                         ---            --             --          ---        ---
Balance at December 31, 2005........     N/A             7              6          N/A         13
Incurred guaranteed benefits........     N/A            --             --          N/A         --
Paid guaranteed benefits............     N/A            --             --          N/A         --
                                         ---            --             --          ---        ---
Balance at December 31, 2006........     N/A            $7             $6          N/A        $13
                                         ===            ==             ==          ===        ===

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows:

                                                              DECEMBER 31,
                                                              -------------
                                                              2006    2005
                                                              -----   -----
                                                              (IN MILLIONS)
Mutual Fund Groupings
  Equity....................................................   $16     $11
  Bond......................................................     1       1
  Money market..............................................     3       2
                                                               ---     ---
     Total..................................................   $20     $14
                                                               ===     ===

7.  REINSURANCE

     General American's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and provide additional capacity for future growth. General American has historically reinsured the mortality risk on new individual life insurance policies primarily on an excess of retention basis or a quota share basis. Until 2005, General American reinsured up to 90% of the mortality risk for all new individual life insurance. This practice was initiated for different products starting at various points in time between the mid-1990's and 2000. During 2005, General American changed its retention practices for certain individual life insurance. Amounts reinsured in prior years remain reinsured under the original reinsurance; however, under the new retention guidelines, General American reinsures up to 90% of the mortality risk in excess of $1 million for most new individual life insurance policies that it writes and for certain individual life policies the retention strategy remained unchanged. On a case by case basis, General American may retain up to $2.5 million per life and reinsure 100% of amounts in excess of General American's retention limits. RGA retains a maximum of $6 million of coverage per individual life with respect to its assumed business. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

     In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards.

     The Company reinsures its business through a diversified group of reinsurers. No single unaffiliated reinsurer has a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contracts. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

     The amounts in the consolidated statements of income are presented net of reinsurance ceded. Information regarding the effect of reinsurance is as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                              2006     2005     2004
                                                             ------   ------   ------
                                                                  (IN MILLIONS)
Direct premiums............................................  $  415   $  445   $  485
Reinsurance assumed........................................   4,737    4,222    3,648
Reinsurance ceded..........................................    (505)    (488)    (420)
                                                             ------   ------   ------
Net premiums...............................................  $4,647   $4,179   $3,713
                                                             ======   ======   ======
Reinsurance recoverables netted against policyholder
  benefits and claims......................................  $   87   $   57   $  177
                                                             ======   ======   ======

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The reinsurance assumed premium for the years ended December 31, 2006, 2005 and 2004 include $4,735 million, $4,220 million and $3,645 million, respectively, from RGA, a life reinsurer.

     Reinsurance recoverables, included in premiums and other receivables, were $1,137 million and $1,029 million at December 31, 2006 and 2005, respectively. Reinsurance and ceded commissions payables, included in other liabilities, were $47 million and $61 million at December 31, 2006 and 2005, respectively.

     Total universal life and investment-type product policy fees include ceded amounts of $149 million, $334 million and $124 million for the years ended December 31, 2006, 2005 and 2004, respectively, of which $103 million, $277 million and $69 million, respectively, are affiliated.

8.  LONG-TERM DEBT

     Long-term debt outstanding is as follows:

                                      INTEREST RATES
                                 ------------------------                 DECEMBER 31,
                                                 WEIGHTED                 -------------
                                     RANGE       AVERAGE     MATURITY      2006    2005
                                 -------------   --------   -----------   ------   ----
                                                                          (IN MILLIONS)
Senior notes...................  6.19% - 6.75%     6.30%    2011 - 2036   $1,050   $300
Fixed rate notes...............  5.76% - 6.47%     5.95%    2007 - 2011      107    101
Surplus notes..................      7.63%         7.63%       2024          100     99
Other notes....................    8% - 12%        9.85%    2009 - 2016        1      1
                                                                          ------   ----
  Total long-term debt.........                                           $1,258   $501
                                                                          ======   ====

     The aggregate maturities of long-term debt as of December 31, 2006 for the next five years are $30 million in 2007, less than $1 million in 2008, less than $1 million in 2009, $50 million in 2010, $228 million in 2011 and $950 million thereafter.

     Unsecured senior debt ranks highest in priority and consists of senior notes, fixed rate notes and other notes with varying interest rates; followed by subordinated debt which consists of junior subordinated debentures and surplus notes. Payments of interest and principal on the Company's surplus notes which are subordinate to all other debt may be made only with the prior approval of the insurance department of the state of domicile.

SENIOR NOTES

     RGA repaid a $100 million 7.25% senior note which matured on April 1, 2006.

     On June 28, 2006, Timberlake Financial L.L.C., ("Timberlake"), a subsidiary of RGA, completed an offering of $850 million of Series A Floating Rate Insured Notes due June 2036, which is included in the Company's long-term debt. Interest on the notes will accrue at an annual rate of 1-month LIBOR plus a base margin, payable monthly. The notes represent senior, secured indebtedness of Timberlake with no recourse to RGA or its other subsidiaries. Up to $150 million of additional notes may be offered in the future. The proceeds of the offering provide long-term collateral to support Regulation XXX statutory reserves on 1.5 million term life insurance policies with guaranteed level premium periods reinsured by RGA Reinsurance Company, a U.S. subsidiary of RGA. Issuance costs associated with the offering of the notes of $13 million have been capitalized, are included in other assets, and will be amortized using the effective interest method over the period from the issuance date of the notes until their maturity.

INTEREST EXPENSE

     Interest expense related to the Company's indebtedness included in other expenses was $69 million, $48 million and $49 million for the years ended December 31, 2006, 2005 and 2004, respectively and does not include interest expense on junior subordinated debt securities. See Note 9.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

CREDIT FACILITIES AND LETTERS OF CREDIT

     Credit Facilities. RGA maintains committed and unsecured credit facilities aggregating $668 million as of December 31, 2006. When drawn upon, these facilities bear interest at varying rates in accordance with the respective agreements. Information on these facilities as of December 31, 2006 is as follows:

                                                               LETTER OF CREDIT                UNUSED
           BORROWER(S)               EXPIRATION     CAPACITY      ISSUANCES       DRAWDOWN   COMMITMENTS
---------------------------------  --------------   --------   ----------------   --------   -----------
                                                                       (IN MILLIONS)
Reinsurance Group of America,
  Inc. ..........................  May 2007           $ 29           $ --           $ 29        $ --
Reinsurance Group of America,
  Inc. ..........................  September 2010      600            315             50         235
Reinsurance Group of America,
  Inc. ..........................  March 2011           39             --             28          11
                                                      ----           ----           ----        ----
Total............................                     $668           $315           $107        $246
                                                      ====           ====           ====        ====

     Letters of Credit. At December 31, 2006, RGA had outstanding $457 million in letters of credit from various banks, of which $315 million were part of committed facilities. Since commitments associated with letters of credit and financing arrangements may expire unused, these amounts do not necessarily reflect the Company's actual future cash funding requirements.

     Certain of RGA's debt agreements contain financial covenant restrictions related to, among other things, liens, the issuance and disposition of stock of restricted subsidiaries, minimum requirements of consolidated net worth, maximum ratios of debt to capitalization, change of control provisions, and minimum rating requirements. A material ongoing covenant default could require immediate payment of the amount due, including principal, under the various agreements. Additionally, RGA's debt agreements contain cross-default covenants, which would make outstanding borrowings immediately payable in the event of a material uncured covenant default under any of the agreements, including, but not limited to, non-payment of indebtedness when due for amounts greater than $25 million, or $50 million depending on the agreement, bankruptcy proceedings, and any other event which results in the acceleration of the maturity of indebtedness. The facility fee and interest rate for RGA's credit facilities is based on its senior long-term debt ratings. A decrease in those ratings could result in an increase in costs for the credit facilities. As of December 31, 2006, RGA had $706 million in outstanding borrowings, excluding $850 million of Timberlake notes, under its long-term and junior subordinated debt agreements and was in compliance with all covenants under those agreements. The ability of RGA to make debt principal and interest payments depends on the earnings and surplus of subsidiaries, investment earnings on undeployed capital proceeds, and RGA's ability to raise additional funds.

     RGA guarantees the payment of amounts outstanding under the credit facility maintained by its subsidiary operation in Australia. The total amount of debt outstanding, subject to the guarantee, as of December 31, 2006 was $28 million.

9.  JUNIOR SUBORDINATED DEBENTURES

     On December 8, 2005, RGA issued junior subordinated debentures with a face amount of $400 million. Interest is payable semi-annually at a fixed rate of 6.75% up to but not including the scheduled redemption date. The securities may be redeemed at par in whole or in part beginning on December 15, 2015. In the event the junior subordinated debentures are not redeemed on or before the scheduled redemption date of December 15, 2015, interest on these junior subordinated debentures will accrue at an annual rate of three-month LIBOR plus a margin equal to 2.665%, payable quarterly in arrears. The final maturity of the debentures is December 15, 2065. RGA has the right to, and in certain circumstances the requirement to, defer interest payments on the debentures for a period up to ten years. Interest compounds during periods of deferral. Issuance costs associated with the offering of the junior subordinated debentures of $6 million have been capitalized, are included in other assets, and will be

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES amortized using the effective interest method over the period from the issuance date of the junior subordinated debentures until their scheduled redemption.

     Interest expense on the junior subordinated debentures was $27 million and $2 million for the years ended December 31, 2006 and 2005, respectively.

10. SHARES SUBJECT TO MANDATORY REDEMPTION AND COMPANY-OBLIGATED MANDATORILY REDEEMABLE SECURITIES OF SUBSIDIARY TRUSTS

     RGA Capital Trust I. In December 2001, RGA, through its wholly-owned trust, RGA Capital Trust I (the "Trust"), issued 4,500,000 Preferred Income Equity Redeemable Securities ("PIERS") Units. Each PIERS unit consists of (i) a preferred security issued by the Trust, having a stated liquidation amount of $50 per unit, representing an undivided beneficial ownership interest in the assets of the Trust, which consist solely of junior subordinated debentures issued by RGA which have a principal amount at maturity of $50 and a stated maturity of March 18, 2051; and (ii) a warrant to purchase, at any time prior to December 15, 2050, 1.2508 shares of RGA stock at an exercise price of $50.

     The fair market value of the warrant on the issuance date was $14.87 and is detachable from the preferred security. RGA fully and unconditionally guarantees, on a subordinated basis, the obligations of the Trust under the preferred securities. The preferred securities and subordinated debentures were issued at a discount (original issue discount) to the face or liquidation value of $14.87 per security. The securities will accrete to their $50 face/liquidation value over the life of the security on a level yield basis. The weighted average effective interest rate on the preferred securities and the subordinated debentures is 8.25% per annum. Capital securities outstanding were $159 million, net of unamortized discounts of $66 million, at both December 31, 2006 and 2005.

11.  INCOME TAX

     The provision for income tax from continuing operations is as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                               2006      2005     2004
                                                              -------   ------   ------
                                                                    (IN MILLIONS)
Current:
  Federal...................................................   $(154)    $ 23      $(7)
  Foreign...................................................      41       70        4
                                                               -----     ----      ---
  Subtotal..................................................    (113)      93       (3)
                                                               -----     ----      ---
Deferred:
  Federal...................................................     228      (31)      70
  Foreign...................................................      10        4        6
                                                               -----     ----      ---
  Subtotal..................................................     238      (27)      76
                                                               -----     ----      ---
Provision for income tax....................................   $ 125     $ 66      $73
                                                               =====     ====      ===

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported for continuing operations is as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2006      2005      2004
                                                              ------    ------    ------
                                                                    (IN MILLIONS)
Tax provision at U.S. statutory rate........................   $125       $72       $78
Tax effect of:
  Foreign tax rate differing from U.S. tax rate.............     (2)       (2)       (1)
  Tax-exempt investment income..............................     (2)       (1)       (3)
  State and local income tax................................      1         1         1
  Valuation allowance for carryforward items................     --        (2)       (2)
  Other, net................................................      3        (2)       --
                                                               ----       ---       ---
Provision for income tax....................................   $125       $66       $73
                                                               ====       ===       ===

     General American has been audited by the Internal Revenue Service for the years through and including 2000. Commencing in 2000, the Company was included as part of the overall MetLife examination. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company's consolidated financial statements.

     RGA's U.S. tax returns have been audited by the relevant taxing authorities for all years through 2002. RGA believes established tax contingency reserves are adequate in relation to the potential for additional assessments. Once established, reserves are adjusted as information becomes available or when an event requiring a change to the reserve occurs. The resolution of tax matters in the future could have an effect on RGA's effective rate.

     Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                                DECEMBER 31,
                                                              ----------------
                                                               2006      2005
                                                              -------   ------
                                                               (IN MILLIONS)
Deferred income tax assets:
  Employee benefits.........................................  $    35   $   28
  Investments...............................................       27       --
  Loss and credit carryforwards.............................      781      728
  Other.....................................................       71       51
                                                              -------   ------
                                                                  914      807
  Less: Valuation allowance.................................        5        5
                                                              -------   ------
                                                                  909      802
                                                              -------   ------

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                                DECEMBER 31,
                                                              ----------------
                                                               2006      2005
                                                              -------   ------
                                                               (IN MILLIONS)
Deferred income tax liabilities:
  DAC.......................................................    1,141    1,002
  Liability for future policy benefits......................      486      137
  Investments...............................................       --       39
  Net unrealized investment gains...........................      280      311
  Other.....................................................       24        9
                                                              -------   ------
                                                                1,931    1,498
                                                              -------   ------
Net deferred income tax liability...........................  $(1,022)  $ (696)
                                                              =======   ======

     The Company has not recognized a deferred tax liability for the undistributed earnings of its foreign subsidiaries, except for RGA International Reinsurance Company Ltd. and RGA Global Reinsurance Company, Ltd., because the Company considers these earnings to be permanently reinvested and does not expect these earnings to be repatriated in the foreseeable future.

     The Company believes that it is more likely than not that the deferred tax assets established will be realized except for the amount of the valuation allowance. As of December 31, 2006 and 2005, a valuation allowance for deferred tax assets of approximately $5 million and $5 million, respectively, was provided on the net operating losses and capital losses of General American Argentina Seguros de Vida, S.A., RGA South Africa Holdings, RGA Financial Products Limited, and RGA UK Services Limited. At December 31, 2006, the Company's subsidiaries had net operating loss carryforwards of $2,236 million. The remaining loss carryforwards are expected to be utilized during the period allowed.

12.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

LITIGATION

     Over the past several years, the Company has faced numerous claims, including class action lawsuits, alleging improper marketing and sales of individual life insurance policies or annuities. In addition, claims have been brought relating to the sale of mutual funds and other products.

     As of December 31, 2006, there were approximately 37 sales practices litigation matters pending against the Company. The Company continues to vigorously defend against the claims in these matters. Some sales practices claims have been resolved through settlement, others have been won by dispositive motions, or have gone to trial. Most of the current cases seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation relating to the Company's marketing and sales of individual life insurance, mutual funds and other products may be commenced in the future.

     Regulatory authorities in a small number of states have had investigations or inquiries relating to the Company's sales of individual life insurance policies or annuities or other products. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief. The Company may continue to resolve investigations in a similar manner.

     A policyholder filed a lawsuit against the Company, its administrator (The Paul Revere Life Insurance Company, "Paul Revere") and Provident Life and Accident Insurance Company in an Arizona state court for damages in connection with the denial of her claim for disability benefits. The defendants removed the case to the United States District Court for the District of Arizona. Following a trial, a jury entered a verdict of approximately $85 million against the defendants. Defendants thereafter filed a motion seeking judgment as a matter of law, or alternatively a

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES new trial and/or remittitur. On September 16, 2003, the trial court granted the defendants' motion for remittitur, reducing the punitive damages from $79 million to $7 million, and awarding plaintiff $600,000 of the more than $2 million requested in attorneys' fees, but otherwise denied the defendants' post-trial motion. The total amount of the judgment is approximately $14.3 million. The Ninth Circuit affirmed the approximately $14.3 million judgment in its entirety. Pursuant to a reinsurance agreement between the Company and Paul Revere, the Company believes its share of the judgment is 20 percent. However, Paul Revere has requested that the Company pay an additional $2.4 million, over and above the 20 percent share. The Company has declined this request. Paul Revere and the Company have agreed to submit the issue to binding arbitration. If arbitration is pursued, the limit of the Company's possible exposure is approximately $2 million.

     Regulatory bodies have contacted the Company and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. The Securities and Exchange Commission ("SEC") has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through the Company. As previously reported, in May 2004, the Company received a "Wells Notice" stating that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against the Company. Under the SEC procedures, the Company can avail itself of the opportunity to respond to the SEC staff before it makes a formal recommendation regarding whether any action alleging violations of the U.S. securities laws should be considered. The Company has responded to the Wells Notice. The Company is fully cooperating with regard to these information requests and investigations. The Company, at the present time, is not aware of any systemic problems with respect to such matters that may have a material adverse effect on the Company's consolidated financial position.

     In December 2006, Metropolitan Life resolved a previously disclosed investigation by the Office of the Attorney General of the State of New York related to payments to intermediaries in the marketing and sale of group life and disability, group long-term care and group accidental death and dismemberment insurance and related matters. In the settlement, Metropolitan Life did not admit liability as to any issue of fact or law. Among other things, Metropolitan Life has agreed to certain business reforms relating to compensation of producers of group insurance, compensation disclosures to group insurance clients and the adoption of related standards of conduct, some of which it had implemented following the commencement of the investigation. Metropolitan Life has paid a fine and has made a payment to a restitution fund. It is the opinion of management that Metropolitan Life's resolution of this matter will not adversely affect its business. The Holding Company and/or subsidiaries have received subpoenas and/or other discovery requests from regulators, state attorneys general or other governmental authorities in other states, including Connecticut, Massachusetts, California, Florida, and Ohio, seeking, among other things, information and documents regarding contingent commission payments to brokers, the Holding Company's and/or subsidiaries' awareness of any "sham" bids for business, bids and quotes that the Holding Company and/or subsidiaries submitted to potential customers, incentive agreements entered into with brokers, or compensation paid to intermediaries. The Holding Company and/or subsidiaries also have received a subpoena from the Office of the U.S. Attorney for the Southern District of California asking for documents regarding the insurance broker Universal Life Resources. The Holding Company and/or subsidiaries continue to cooperate fully with these inquiries and are responding to the subpoenas and other discovery requests.

Summary

     Various litigation, claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, except as noted above in connection with specific matters. In some of the matters referred to above, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's consolidated financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require life insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assessments levied against the Company were less than $1 million for each of the years ended December 31, 2006, 2005 and 2004. At December 31, 2006 and 2005, the Company maintained a liability of $5 million, and a related asset for premium tax offsets of $3 million for the undiscounted future assessments in respect of impaired, insolvent or failed insurers. The Company maintains, at December 31, 2006 and 2005, an asset related to paid assessments representing currently available premium tax offsets of less than $1 million.

COMMITMENTS

LEASES

     Future minimum rental income and minimum gross rental payments relating to lease agreements are as follows:

                                                        RENTAL INCOME   GROSS RENTAL PAYMENTS
                                                        -------------   ---------------------
                                                                    (IN MILLIONS)
2007..................................................       $6                  $9
2008..................................................       $5                  $8
2009..................................................       $2                  $7
2010..................................................       $1                  $7
2011..................................................       $1                  $4
Thereafter............................................       $1                  $9

COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $34 million and $32 million at December 31, 2006 and 2005, respectively. The Company anticipates that these amounts will be invested in partnerships over the next three to five years.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

MORTGAGE LOAN COMMITMENTS

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $20 million and $26 million at December 31, 2006 and 2005, respectively.

COMMITMENTS TO FUND BANK CREDIT FACILITIES

     The Company commits to lend funds under bank credit facilities. The amounts of these unfunded commitments were $11 million at December 31, 2006. The Company did not have unfunded commitments related to bank credit facilities at December 31, 2005.

OTHER COMMITMENTS

     On December 12, 2005, RGA repurchased 1.6 million shares of its outstanding common stock at an aggregate price of approximately $76 million under an accelerated share repurchase agreement with a major bank. The bank borrowed the stock sold to RGA from third parties and purchased the shares in the open market over the subsequent few months to return to the lenders. RGA would either pay or receive an amount based on the actual amount paid by the bank to purchase the shares. These repurchases resulted in an increase in the Company's ownership percentage of RGA to approximately 53% at December 31, 2005 from approximately 52% at December 31, 2004. In February 2006, the final purchase price was determined resulting in a cash settlement substantially equal to the aggregate cost. RGA recorded the initial repurchase of shares as treasury stock and recorded the amount received as an adjustment to the cost of the treasury stock. At December 31, 2006, the Company's ownership was approximately 53% of RGA.

GUARANTEES

     In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $2 million to $45 million, with a cumulative maximum of $102 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due in the future.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

     The fair value of the remaining indemnities, guarantees and commitments entered into during 2006 was insignificant and thus, no liabilities were recorded. The Company's recorded liability at December 31, 2006 and 2005 for indemnities, guarantees and commitments is insignificant.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

13.  EMPLOYEE BENEFIT PLANS

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

     The Company's employees, sales representatives and retirees participate in qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans sponsored by Metropolitan Life. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and either final average or career average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay as well as earnings credits, determined annually, for each account balance. The majority of the Plan's obligation is calculated using the traditional formula. The non-qualified plan provides supplemental pension benefits to certain executive level employees and retirees.

     The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for employees and retirees through a plan sponsored by Metropolitan Life. Employees of the Company who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company, may become eligible for these postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total cost of postretirement medical benefits. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical.

     The Company is allocated both pension and other postretirement expenses from Metropolitan Life associated with benefits provided to its employees and has no legal obligation for benefits under these benefit plans. Therefore, the assets and obligations of these benefit plans are not included in the accompanying consolidated balance sheets or the additional disclosures below. The Company's share of pension expense was $8 million for each of the years ended December 31, 2006, 2005 and 2004. In addition, the Company's share of postretirement expense was $3 million, $3 million and $2 million for the years ended December 31, 2006, 2005 and 2004, respectively. The combined allocated benefit expense is included in the accompanying consolidated statements of income.

     The Company continues to sponsor non-qualified defined benefit pension plans. Accordingly, the obligations and related net periodic expense associated with these plans are included in the accompanying consolidated financial statements and the additional disclosures below. These non-qualified plans have ceased accepting new participants. Participants with accrued benefits continue to earn vesting service while employed, but are not accruing additional benefits in these plans.

     RGA also sponsors a separate defined benefit pension plan for its eligible employees, as well as a postretirement plan. Employees of RGA may also become eligible for certain postretirement medical and life insurance benefits if they attain retirement age, with sufficient service, while working for RGA. The assets and obligations of the RGA plans, along with the related net periodic expense, are included in the accompanying consolidated financial statements and additional disclosures below.

     Effective December 31, 2006, the Company adopted SFAS 158. The adoption of SFAS 158 required the recognition of the funded status of defined benefit pension and other postretirement plans and eliminated the additional minimum pension liability provision of SFAS 87. The Company's additional minimum pension liability was $7 million at December 31, 2005, $4 million net of income tax, and was recorded as a reduction of accumulated other comprehensive income. At December 31, 2006, immediately prior to adopting SFAS 158, the Company's additional minimum pension liability was $6 million, $4 million, net of income tax, and remained as a reduction of accumulated other comprehensive income. Upon adoption of SFAS 158, the Company eliminated the additional

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES minimum pension liability and recognized as an adjustment to accumulated other comprehensive income, net of income tax, those amounts of actuarial gains and losses, and prior service costs and credits that had not yet been included in net periodic benefit cost at the date of adoption. The following table summarizes the adjustments to the December 31, 2006 consolidated balance sheet as a result of recognizing the funded status of the defined benefit plans:

                                                             DECEMBER 31, 2006
                                            ----------------------------------------------------
                                                          ADDITIONAL
                                                           MINIMUM
                                                PRE        PENSION     ADOPTION OF      POST
                                             SFAS 158     LIABILITY     SFAS 158      SFAS 158
BALANCE SHEET CAPTION                       ADJUSTMENTS   ADJUSTMENT   ADJUSTMENT    ADJUSTMENTS
---------------------                       -----------   ----------   -----------   -----------
                                                               (IN MILLIONS)
Other liabilities: Accrued pension benefit
  cost....................................     $(47)          $1           $(3)         $(49)
Other liabilities: Accrued postretirement
  benefit cost............................     $ (7)          $--          $(5)         $(12)
                                                              --           ---
Accumulated other comprehensive income
  (loss), before income tax:
  Defined benefit plans...................     $ (7)          $1           $(8)         $(14)
Minority interest.........................                    $--          $ 8
Deferred income tax.......................                    $--          $(1)
                                                              --           ---
Accumulated other comprehensive income
  (loss), net of income tax:
  Defined benefit plans...................     $ (4)          $1           $(1)         $ (4)
                                                              ==           ===

     A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

OBLIGATIONS, FUNDED STATUS AND NET PERIODIC BENEFIT COSTS

                                                                         DECEMBER 31,
                                                              -----------------------------------
                                                                                       OTHER
                                                                                  POSTRETIREMENT
                                                              PENSION BENEFITS       BENEFITS
                                                              -----------------   ---------------
                                                               2006      2005      2006     2005
                                                              -------   -------   ------   ------
                                                                         (IN MILLIONS)
Change in projected benefit obligation:
Projected benefit obligation at beginning of year...........   $ 60      $ 53      $ 10     $  9
  Service cost..............................................      3         2         1        1
  Interest cost.............................................      4         3        --       --
  Change in benefits........................................      5        --        --       --
  Actuarial loss............................................      2         5         1       --
  Benefits paid.............................................     (3)       (3)       --       --
                                                               ----      ----      ----     ----
Benefit obligation at end of year...........................     71        60        12       10
                                                               ----      ----      ----     ----
Change in plan assets:
Fair value of plan assets at beginning of year..............     16        14        --       --
  Actual return on plan assets..............................      2        --        --       --
  Employer contribution.....................................      7         2        --       --
  Benefits paid.............................................     (3)       --        --       --
                                                               ----      ----      ----     ----
Fair value of plan assets at end of year....................     22        16        --       --
                                                               ----      ----      ----     ----
Funded status at end of year................................   $(49)      (44)     $(12)     (10)
                                                               ====                ====
  Unrecognized net actuarial losses.........................               23                  4
  Unrecognized prior service cost...........................              (20)                --
                                                                         ----               ----
Net amount recognized.......................................             $(41)              $ (6)
                                                                         ====               ====
Components of net amounts recognized:
  Qualified plan accrued benefit cost.......................             $ (2)              $ --
  Non-qualified plan accrued benefit cost...................              (39)                (6)
                                                                         ----               ----
     Total accrued benefit cost.............................              (41)                (6)
  Additional minimum pension liability......................               (7)                --
                                                                         ----               ----
  Net amount recognized.....................................             $(48)              $ (6)
                                                                         ====               ====
Amounts recognized in consolidated balance sheet consist of:
  Other liabilities.........................................   $(49)     $(48)     $(12)    $ (6)
                                                               ----      ----      ----     ----
                                                               $(49)     $(48)     $(12)    $ (6)
                                                               ====      ====      ====     ====
Accumulated other comprehensive (income) loss:
  Net actuarial losses......................................   $ 23      $ --      $  5     $ --
  Prior service credit......................................    (14)       --        --       --
  Additional minimum pension liability......................     --         7        --       --
                                                               ----      ----      ----     ----
                                                                  9         7         5       --
Deferred income tax and minority interest...................     (7)       (2)       (3)      --
                                                               ----      ----      ----     ----
                                                               $  2      $  5      $  2     $ --
                                                               ====      ====      ====     ====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The aggregate projected benefit obligation and aggregate fair value of plan assets for the pension plans are as follows:

                                    QUALIFIED PLAN      NON-QUALIFIED PLAN          TOTAL
                                    ---------------     -------------------     -------------
                                    2006      2005       2006        2005       2006     2005
                                    -----     -----     -------     -------     ----     ----
                                                          (IN MILLIONS)
Aggregate fair value of plan
  assets..........................   $22       $16       $ --        $ --       $ 22     $ 16
Aggregate projected benefit
  obligation......................    25        22         46          38         71       60
                                     ---       ---       ----        ----       ----     ----
Over (under) funded...............   $(3)      $(6)      $(46)       $(38)      $(49)    $(44)
                                     ===       ===       ====        ====       ====     ====

     The accumulated benefit obligation for all defined benefit pension plans was $61 million and $53 million at December 31, 2006 and 2005, respectively.

     Information for pension plans with an accumulated benefit obligation in excess of plan assets is as follows:

                                                              DECEMBER 31,
                                                              -------------
                                                              2006    2005
                                                              -----   -----
                                                              (IN MILLIONS)
Projected benefit obligation................................   $45     $60
Accumulated benefit obligation..............................   $40     $53
Fair value of plan assets...................................   $--     $16

     The projected benefit obligation exceeded assets for all pension and postretirement plans at December 31, 2006 and 2005.

     The components of net periodic benefit cost recognized in net income are as follows:

                                                                            OTHER
                                                                        POSTRETIREMENT
                                                  PENSION BENEFITS         BENEFITS
                                                 ------------------   ------------------
                                                 2006   2005   2004   2006   2005   2004
                                                 ----   ----   ----   ----   ----   ----
                                                              (IN MILLIONS)
Service cost...................................   $3     $2     $2     $1     $1     $1
Interest cost..................................    4      3      3     --     --     --
Expected return on plan assets.................   (2)    (1)    (1)    --     --     --
Amortization net loss..........................    1      1      1     --     --     --
Amortization of prior service credit...........   (2)    (2)    (2)    --     --     --
                                                  --     --     --     --     --     --
  Net periodic benefit cost....................   $4     $3     $3     $1     $1     $1
                                                  ==     ==     ==     ==     ==     ==

     The estimated net actuarial loss and prior service credit for the defined benefit pension plans that will be amortized from accumulated other comprehensive income into net periodic benefit cost over the next fiscal year are $1 million and $2 million, respectively.

     It is anticipated that no amortization of net actuarial loss will occur from accumulated other comprehensive income into net periodic benefit cost for the other postretirement plans over the next year.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

ASSUMPTIONS

     Assumptions used in determining benefit obligations are as follows:

                                                                     DECEMBER 31,
                                                             -----------------------------
                                                                                OTHER
                                                               PENSION     POSTRETIREMENT
                                                              BENEFITS        BENEFITS
                                                             -----------   ---------------
                                                             2006   2005    2006     2005
                                                             ----   ----   ------   ------
Weighted average discount rate.............................  5.85%  5.77%   5.75%    5.75%
Rate of compensation increase..............................  4.25%  4.25%    N/A      N/A

     Assumptions used in determining net periodic benefit cost are as follows:

                                                              DECEMBER 31,
                                       ----------------------------------------------------------
                                          PENSION BENEFITS         OTHER POSTRETIREMENT BENEFITS
                                       ----------------------     -------------------------------
                                       2006     2005     2004      2006        2005        2004
                                       ----     ----     ----     -------     -------     -------
Weighted average discount rate.......  5.75%    5.76%    5.46%     5.75%       5.75%       6.50%
Expected rate of return on plan
  assets.............................  8.50%    8.50%    8.50%      N/A         N/A         N/A
Rate of compensation increase........  4.25%    4.25%    4.25%      N/A         N/A         N/A

     The discount rate is based on the yield of a hypothetical portfolio constructed of bonds rated AA or better by Moody's Investors Services available on the valuation date measured on a yield to worst basis, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due.

     The expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

     The expected return on plan assets for use in the plan's valuation in 2007 is currently anticipated to be 8.50% for pension benefits.

     The assumed healthcare cost trend rates used in measuring the accumulated pension benefit obligation and net periodic benefit cost were as follows:

                                                        DECEMBER 31,
                                       -----------------------------------------------
                                                2006                     2005
                                       ----------------------   ----------------------
Pre-Medicare eligible claims.........  10% down to 5% in 2012   11% down to 5% in 2012
Medicare eligible claims.............  10% down to 5% in 2012   11% down to 5% in 2012

     Assumed health care cost trend rates may have a significant effect on the amounts reported for health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                    ONE PERCENT INCREASE   ONE PERCENT DECREASE
                                                    --------------------   --------------------
                                                                  (IN THOUSANDS)
Effect on total of service and interest cost
  components......................................         $  339                $  (270)
Effect on accumulated postretirement benefit
  obligation......................................         $2,891                $(2,219)

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

PLAN ASSETS

     The targeted and weighted average allocations of the pension plan assets are as follows:

                                                              TARGET   DECEMBER 31,
                                                              ------   -------------
                                                               2007    2006    2005
                                                              ------   -----   -----
ASSET CATEGORY
Equity securities...........................................    75%      76%     75%
Fixed maturity securities...................................    25%      24%     25%
                                                               ---      ---     ---
  Total.....................................................   100%     100%    100%
                                                               ===      ===     ===

     Target allocations of assets are determined with the objective of maximizing returns and minimizing volatility of net assets through adequate asset diversification and partial liability immunization. Adjustments are made to target allocations based on an assessment of the impact of economic factors and market conditions.

CASH FLOWS

     In 2007, the Company expects to make contributions of $11 million to its pension plans, which includes $4 million of benefit payments for its non-qualified pension plans. Benefit payments are funded from the Company's general assets as they become due under the provision of the plans.

     Other postretirement benefits represent a non-vested, non-guaranteed obligation of the Company, and current regulations do not require specific funding levels for these benefits. While the Company has partially funded such plans in advance, it has been the Company's practice to use their general assets to pay claims as they come due in lieu of utilizing plan assets. The Company does not anticipate making any contributions other than benefits payments to its postretirement plan.

     Gross benefit payments for the next ten years, which reflect expected future service as appropriate, are expected to be as follows:

                                                                                   OTHER
                                                                               POSTRETIREMENT
                                                            PENSION BENEFITS      BENEFITS
                                                            ----------------   --------------
                                                                      (IN MILLIONS)
2007......................................................        $ 4              $  --
2008......................................................        $ 4              $  --
2009......................................................        $ 5              $  --
2010......................................................        $ 6              $  --
2011......................................................        $ 6              $  --
2012-2016.................................................        $34              $   2

SAVINGS AND INVESTMENT PLANS

     The Company's employees participate in savings and investment plans for which a portion of employee contributions are matched. The Company's expense was $2 million, $3 million and $3 million to these plans during the years ended December 31, 2006, 2005 and 2004, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

14.  EQUITY

PARENT'S INTEREST IN PREFERRED STOCK OF A SUBSIDIARY

     In December 2004, MetLife contributed to the Company 93,402 Preferred Shares of Equity Intermediary Company ("EIC"), a former subsidiary of the Company. Upon the dissolution of EIC, the Company retired the shares and recorded a contribution of capital of $93 million from GenAmerica.

DIVIDEND RESTRICTIONS

     Under Missouri Insurance Law, General American is permitted, without prior regulatory clearance to pay a stockholder dividend to its parent as long as the aggregate amount of all such dividends in any calendar year does not exceed the greater of: (i) 10% of its statutory surplus to policyholders as of the immediately preceding calendar year or (ii) its statutory net gain from operations (excluding realized investment gains) for the immediately preceding calendar year. General American will be permitted to pay a stockholder dividend to GenAmerica in excess of the greater of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Missouri Director of Insurance (the "Director"). For the years ended December 31, 2006, 2005 and 2004, the Company paid to GenAmerica $13 million, $13 million and $40 million, respectively, in dividends for which prior insurance regulatory clearance was not required. Based on amounts at December 31, 2006, General American could pay to GenAmerica a stockholder dividend of $222 million without prior approval of the Director in 2007.

STATUTORY EQUITY AND INCOME

     Each insurance company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. General American, its U.S. insurance subsidiary and RGA's U.S. insurance subsidiaries each exceeded the minimum RBC requirements for all periods presented herein.

     The NAIC adopted the Codification of Statutory Accounting Principles ("Codification") in 2001. Codification was intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by state insurance departments may impact the effect of Codification on the statutory capital and surplus of General American, its U.S. insurance subsidiary and RGA's U.S. insurance subsidiaries.

     Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing securities on a different basis.

     Statutory net income (loss) of General American, a Missouri domiciled insurer, was $316 million, ($50) million and ($80) million for the years ended December 31, 2006, 2005 and 2004, respectively. Statutory capital and surplus, as filed with the Missouri State Department of Insurance, was $2,142 million and $1,677 million at December 31, 2006 and 2005, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

OTHER COMPREHENSIVE INCOME (LOSS)

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2006, 2005 and 2004 in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as part of other comprehensive income (loss) in the current or prior year:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                               2006      2005     2004
                                                              -------   ------   ------
                                                                    (IN MILLIONS)
Holding gains (losses) on investments arising during the
  year......................................................   $(115)    $137     $178
Income tax effect of holding gains (losses).................      38      (61)     (75)
Reclassification adjustments:
  Recognized holding gains (losses) included in current year
     income.................................................      16      (35)     (57)
  Amortization of premiums and accretion of discounts
     associated with investments............................     (12)      (8)     (14)
  Income tax effect.........................................      (1)      21       30
Allocation of holding gains on investments relating to other
  policyholder amounts......................................      18       42       77
Income tax effect of allocation of holding gains (losses) to
  other policyholder amounts................................      (6)     (21)     (32)
                                                               -----     ----     ----
Net unrealized investment gains (losses)....................     (62)      75      107
Foreign currency translation adjustment.....................      11        3       14
Minimum pension liability adjustment........................       1        2       (1)
                                                               -----     ----     ----
Other comprehensive income (loss)...........................   $ (50)    $ 80     $120
                                                               =====     ====     ====

15.  OTHER EXPENSES

     Other expenses were comprised of the following:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                              2006     2005     2004
                                                             ------   ------   ------
                                                                  (IN MILLIONS)
Compensation...............................................  $   21   $   39   $   46
Commissions................................................     904      493    1,076
Interest and debt issue cost...............................      96       50       48
Amortization of DAC and VOBA...............................     555      697      495
Capitalization of DAC......................................    (761)    (649)    (960)
Minority interest..........................................     211      164      162
Insurance taxes............................................     239      186      175
Other......................................................      96      167      214
                                                             ------   ------   ------
  Total other expenses.....................................  $1,361   $1,147   $1,256
                                                             ======   ======   ======

16.  ACQUISITIONS AND DISPOSITIONS

     On May 1, 2006, the Company sold Paragon to MetLife. The Company received consideration of $71 million, net of cash sold of $5 million, for Paragon. The amount received below book value was recorded as a return of capital to MetLife of $9 million. Total assets and total liabilities of Paragon at December 31, 2005 were $727 million

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES and $643 million, respectively. Total revenues of Paragon included in the Company's consolidated revenues were $23 million, $61 million and $51 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     In March, 2005, the Company dissolved its wholly-owned subsidiary, GenAmerican Management Corporation, into its parent.

     In March 2005, the Company sold its White Oak and Krisman subsidiaries to Metropolitan Life for consideration of $44 million. The amount received above book value was recorded as a capital contribution from Metropolitan Life of $7 million. Total assets and total liabilities of the entities sold at December 31, 2004 were $40 million and $3 million, respectively. Total revenues of the entities sold included in the Company's consolidated revenues were less than $1 million and $7 million for the years ended December 31, 2005 and 2004, respectively.

     In December 2004, EIC, a wholly-owned subsidiary of the Company, was dissolved. See Note 14.

17.  DISCONTINUED OPERATIONS

     The Company actively manages its real estate portfolio with the objective of maximizing earnings through selective acquisitions and dispositions. Income related to real estate classified as held-for-sale or sold is presented in discontinued operations. These assets are carried at the lower of depreciated cost or fair value less expected disposition costs.

     The following information presents the components of income from discontinued real estate operations:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2006      2005      2004
                                                              -----     -----     ----
                                                                   (IN MILLIONS)
Investment income...........................................  $ --      $ --      $ 2
Investment expense..........................................    --        --       (1)
                                                              -----     -----     ---
  Income from discontinued operations, net of income tax....  $ --      $ --      $ 1
                                                              =====     =====     ===

     There were no real estate investments related to discontinued operations as of December 31, 2006 and 2005.

18.  FAIR VALUE INFORMATION

     The estimated fair value of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Amounts related to the Company's financial instruments are as follows:

                                                           NOTIONAL   CARRYING   ESTIMATED
                                                            AMOUNT     VALUE     FAIR VALUE
DECEMBER 31, 2006                                          --------   --------   ----------
                                                                    (IN MILLIONS)
Assets:
  Fixed maturity securities..............................             $16,134     $16,134
  Equity securities......................................             $   210     $   210
  Mortgage loans on real estate..........................             $   971     $   943
  Policy loans...........................................             $ 2,664     $ 2,664
  Short-term investments.................................             $   435     $   435
  Cash and cash equivalents..............................             $   357     $   357
  Accrued investment income..............................             $   183     $   183
  Mortgage loan commitments..............................    $20      $    --     $    --
  Commitments to fund bank credit facilities.............    $11      $    --     $    --
Liabilities:
  Policyholder account balances..........................             $ 5,739     $ 4,999
  Long-term debt.........................................             $ 1,258     $ 1,293
  Junior subordinated debt securities....................             $   399     $   400
  Shares subject to mandatory redemption.................             $   159     $   226
  Payables for collateral under securities loaned and
     other transactions..................................             $ 1,642     $ 1,642

                                                           NOTIONAL   CARRYING   ESTIMATED
                                                            AMOUNT     VALUE     FAIR VALUE
DECEMBER 31, 2005                                          --------   --------   ----------
                                                                    (IN MILLIONS)
Assets:
  Fixed maturity securities..............................             $15,086     $15,086
  Equity securities......................................             $   201     $   201
  Mortgage loans on real estate..........................             $   896     $   898
  Policy loans...........................................             $ 2,645     $ 2,645
  Short-term investments.................................             $   153     $   153
  Cash and cash equivalents..............................             $   268     $   268
  Accrued investment income..............................             $   169     $   169
  Mortgage loan commitments..............................    $26      $    --     $    --
Liabilities:
  Policyholder account balances..........................             $ 5,356     $ 4,727
  Long-term debt.........................................             $   501     $   638
  Junior subordinated debt securities....................             $   399     $   315
  Shares subject to mandatory redemption.................             $   159     $   228
  Payables for collateral under securities loaned and
     other transactions..................................             $ 1,383     $ 1,383

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

FIXED MATURITY SECURITIES AND EQUITY SECURITIES

     The fair values of publicly held fixed maturity securities and publicly held equity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of fair values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The fair value estimates are based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include: coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities.

MORTGAGE LOANS ON REAL ESTATE, MORTGAGE LOAN COMMITMENTS AND COMMITMENTS TO FUND BANK CREDIT FACILITIES

     Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For mortgage loan commitments and commitments to fund bank credit facilities, the estimated fair value is the net premium or discount of the commitments.

POLICY LOANS

     The carrying values for policy loans approximate fair value.

CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

     The carrying values for cash and cash equivalents and short-term investments approximated fair values due to the short-term maturities of these instruments.

ACCRUED INVESTMENT INCOME

     The carrying value for accrued investment income approximates fair value.

POLICYHOLDER ACCOUNT BALANCES

     The fair value of PABs which have final contractual maturities are estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued. The fair value of PABs without final contractual maturities are assumed to equal their current net surrender value.

LONG-TERM DEBT, JUNIOR SUBORDINATED DEBT SECURITIES AND SHARES SUBJECT TO MANDATORY REDEMPTION

     The fair values of long-term debt, junior subordinated debt securities, and shares subject to mandatory redemption are determined by discounting expected future cash flows using risk rates currently available for debt with similar terms and remaining maturities.

PAYABLES FOR COLLATERAL UNDER SECURITIES LOANED AND OTHER TRANSACTIONS

     The carrying value for payables for collateral under securities loaned and other transactions approximates fair value.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

DERIVATIVE FINANCIAL INSTRUMENTS

     The fair value of derivative financial instruments, including financial futures, financial forwards, interest rate swaps, credit default and foreign currency swaps and foreign currency forwards are based upon quotations obtained from dealers or other reliable sources. See Note 3 for derivative fair value disclosures.

19.  RELATED PARTY TRANSACTIONS

     The Company has entered into a master service agreement with Metropolitan Life, who provides administrative, accounting, legal and similar services to the Company. Metropolitan Life charged the Company $55 million, $60 million and $94 million, included in other expenses, for the years ended December 31, 2006, 2005 and 2004, respectively.

     The Company entered into a service agreement with MetLife Group, Incorporated ("MetLife Group"), a wholly-owned subsidiary of MetLife, under which MetLife Group provides personnel services, as needed, to support the business of the Company. MetLife Group charged the Company $8 million, $16 million and $24 million, included in other expenses, for services performed under the service agreement for the years ended December 31, 2006, 2005 and 2004, respectively.

     In 2005, the Company entered into broker-dealer wholesale sales agreements with several affiliates ("Distributors"), in which the Distributors agree to sell, on the Company's behalf, fixed rate insurance products through authorized retailers. The Company agrees to compensate the Distributors for the sale and servicing of such insurance products in accordance with the terms of the agreements. The Distributors charged the Company $2 million, $10 million and $18 million, included in other expenses, for the years ended December 31, 2006, 2005 and 2004, respectively. These agreements also allow the Company to be a distributor for other affiliated companies. The other affiliates agree to compensate the Company for the sale and servicing of such insurance products in accordance with the terms of the agreements. The Company received fees for this service of $11 million, $4 million and $2 million, included in other expenses, for the years ended December 31, 2006, 2005 and 2004, respectively.

     The Company has entered into various agreements with other affiliates to provide or receive services necessary to conduct their businesses. Typical services provided under these agreements include management, policy administrative functions, investment advice and distribution services. Expenses
(fees) associated with affiliates related to these agreements, included in other expenses, were $31 million, ($13) million and ($12) million for the years ended December 31, 2006, 2005 and 2004, respectively.

     The Company has affiliated receivables and payables with affiliates for services necessary to conduct its business. The amounts due (to)/from the Company were $4 million and ($8) million at December 31, 2006 and 2005, respectively.

     The Company reinsures traditional, universal, and group life business to various affiliates. The amounts reinsured consisted of assumed fees, included in universal life and investment-type product policy fees, of $56 million, $1 million and $2 million, and assumed benefits, included in policyholder benefits and claims, of $86 million, $110 million and $29 million for the years ended December 31, 2006, 2005 and 2004, respectively. Additionally, the Company had ceded premiums of $20 million, $38 million, and $14 million for the years ended December 31, 2006, 2005 and 2004, respectively. Reinsurance recoverables, included in premiums and other receivables, were $200 million and $182 million as of December 31, 2006 and 2005, respectively.

     Effective September 30, 2005, the Company recaptured its reinsurance agreement with Missouri Reinsurance (Barbados) Inc. ("Missouri"), an affiliate. This agreement ceded, on a coinsurance basis, all business owned life insurance policies. As a result of the recapture of this agreement, the Company paid a recapture fee of $15 million to Missouri and $276 million in assets supporting the liabilities on this treaty were transferred from Missouri to the Company.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Effective January 1, 2005, the Company entered into a reinsurance agreement to cede an in-force block of business to MetLife Investors USA Insurance Company ("MLI USA"), an affiliate. This agreement covered certain term and universal life policies issued by the Company on and after January 1, 2000 through December 31, 2004. This agreement also covers certain term and universal life policies issued on or after January 1, 2005. Under this agreement, the Company transferred $797 million of liabilities and $411 million in assets to MLI USA related to the policies in-force as of December 31, 2004. As a result of the transfer of assets, the Company recognized a realized gain of $20 million, net of income taxes. The Company also received and deferred 100% of a $386 million ceding commission resulting in no gain or loss on the transfer of the in-force business as of January 1, 2005. For the policies issued on or after January 1, 2005, the Company ceded premiums and related fees of $119 million and $192 million and ceded benefits and related costs of $98 million and $143 million for the years ended December 31, 2006 and 2005, respectively. Reinsurance recoverables, included in premiums and other receivables, related to this reinsurance agreement as of December 31, 2006 and 2005 were $1,020 million and $932 million, respectively.

     Effective January 1, 2005, the Company recaptured its reinsurance agreement with Exeter Reassurance Company, Ltd., an affiliate. This agreement ceded, on a modified co-insurance basis, certain policies issued by the Company with universal life secondary guarantees. There was no recapture fee paid since the terms of the recapture agreement for this treaty resulted in no fees due to either party. For the year ended December 31, 2005, the final treaty settlement resulted in a pre-tax gain of $1 million.

     On December 23, 2004, the Company dissolved its wholly-owned subsidiary, EIC. Prior to the dissolution, EIC had preferred stock issued and outstanding held by MetLife. Upon dissolution, MetLife contributed the preferred shares to the Company through its parent in the form of a capital contribution for $93 million.

     At December 31, 2006 and 2005, the Company held $238 million and $0 million, respectively, of its total invested assets in the MetLife Intermediate Income Pool, an affiliated partnership. This amount is recorded as a short-term investment on the consolidated balance sheets of the Company. Net investment income from this invested asset was $4 million, less than $1 million and $1 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Assets transferred to and from affiliates, inclusive of amounts related to reinsurance agreements, are as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                               2006     2005     2004
                                                              ------    -----    -----
                                                                   (IN MILLIONS)
Estimated fair value of assets transferred to affiliates....  $  --     $536     $198
Amortized cost of assets transferred to affiliates..........     --      501      191
                                                              -----     ----     ----
Net investment gains (losses) recognized on transfers.......  $  --     $ 35     $  7
                                                              =====     ====     ====
Estimated fair value of assets transferred from
  affiliates................................................  $  --     $382     $  7

20.  SUBSEQUENT EVENTS

     On March 9, 2007, RGA issued $300 million of 10-year senior notes with a fixed rate of 5.625 percent, payable semiannually. RGA expects to use the net proceeds of the offering to repay $50 million indebtedness under a bank credit facility and for general corporate purposes. RGA repaid $30 million of the bank credit facility debt in March 2007.

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